                                                                 EXHIBIT (b)(20)

                                 Appendix I to


                     FAIRNESS OPINION PRESENTATION TO THE

                SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS OF

                             STAR GAS CORPORATION



               Analyses performed under 30-year weather scenario

                                 CONFIDENTIAL


                           A.G. EDWARDS & SONS, INC.
                                   INVESTMENT BANKING


                               February 10,1999

TABLE OF CONTENTS


                                                                         Section
                                                                         -------

   Overview of Petroleum Heat and Power Co., Inc.........................   A

   Overview of Star Gas Partners, L.P....................................   B

   Summary of the Transaction............................................   C

   Implied Unit Value Analysis...........................................   D

   Pro Forma Merger Analysis.............................................   E

   Merger Premiums to Market Value Analysis..............................   F

   Relative Contribution Analysis........................................   G

   Discounted Cash Flow Analysis.........................................   H

   Comparable Transactions Analysis......................................   I

   Public Partnership Analysis...........................................   J

   Pro Forma Model.......................................................   K

OVERVIEW OF PETROLEUM HEAT AND POWER CO., INC. ("PETRO")
SELECTED FINANCIAL DATA
($ IN THOUSANDS)

     -------------------------------------------------------------------------------------------------------------------------------

                                                                                   HISTORICAL YEARS ENDED DECEMBER 31,
                                                ------------------------------------------------------------------------------------
                                                     1993        %         1994(a)       %       1995(a)       %          1996
     -------------------------------------------------------------------------------------------------------------------------------
     Net sales                                     $538,526   100.0%      $546,677    100.0%    $609,507    100.0%      $608,161
     Cost of sales                                  366,810    68.1%       362,981     66.4%     387,825     63.6%       427,388
                                                ----------------------   --------------------  --------------------  ---------------
     Gross profit                                   171,717    31.9%       183,696     33.6%     221,682     36.4%       180,773

     SG&A expenses                                   93,379    17.3%        95,314     17.4%     128,295     21.0%       105,601
     Direct delivery expense                         29,902     5.6%        32,995      6.0%      36,634      6.0%        33,102
     Restructuring charges                              -                      -                     -                     1,150
     Star transaction expenses                          -                      -                     -                       -
     Corporate identity expenses                        -                      -                     -                     2,659
     Pension curtailment expense                        -                      -                     -                       557
     Amortization of customer lists                  23,183     4.3%        19,748      3.6%      20,527      3.4%        18,611
     Depreciation of plant and equipment              5,933     1.1%         6,469      1.2%      12,374      2.0%         6,574
     Amortization of deferred charges                 5,548     1.0%         6,177      1.1%       6,142      1.0%         4,760
     Provision for supplemental benefits                264     0.0%           373      0.1%       1,407      0.2%           873
                                                ----------------------   --------------------  --------------------  ---------------
     Operating income (loss)                         13,509     2.5%        22,619      4.1%      16,303      2.7%         6,886
     Interest expense, net                          (20,508)   -3.8%       (23,766)    -4.3%     (38,792)    -6.4%       (32,412)
     Other income (expense)                            (165)    0.0%           109      0.0%         218      0.0%         1,842
                                                ----------------------   --------------------  --------------------  ---------------
     Loss before income taxes, equity interest
          and extraordinary item                     (7,164)   -1.3%        (1,038)    -0.2%     (22,271)    -3.7%       (23,684)
     Income taxes                                       400     0.1%           600      0.1%         500      0.1%           500
                                                ----------------------   --------------------  --------------------  ---------------
     Loss before equity interest and
          extraordinary item                         (7,564)   -1.4%        (1,638)    -0.3%     (22,771)    -3.7%       (24,184)
     Share of income (loss) of Gas                      -       0.0%        (1,973)    -0.4%         728      0.1%         2,283
                                                ----------------------   --------------------  --------------------  ---------------
     Extraordinary item-loss on early
          extinguishment of debt                       (867)   -0.2%          (655)    -0.1%      (1,436)    -0.2%        (6,414)
                                                ----------------------   --------------------  --------------------  ---------------
     Net loss                                        (8,431)   -1.6%        (4,266)    -0.8%     (23,479)    -3.9%       (28,315)
     Preferred stock dividends                       (3,367)   -0.6%        (3,510)    -0.6%      (3,263)    -0.5%        (2,389)
                                                ----------------------   --------------------  --------------------  ---------------
     Net loss to common                            ($11,798)   -2.2%       ($7,776)    -1.4%    ($26,742)    -4.4%      ($30,704)
                                                ======================   ====================  ====================  ===============

     Net loss per share                              ($0.55)                ($0.36)               ($1.06)                 ($1.02)
                                                ============             ============          ===========           ===============

     Weighted average shares outstanding (b)         21,538                 21,745                25,309                  25,581

     EBITDA (c)                                     $48,437     9.0%       $55,387     10.1%     $56,753      9.3%       $42,070
     Adjusted net loss to common                    (10,931)   -2.0%(d)     (7,121)    -1.3%(e)  (25,306)    -4.2%(f)    (22,583)

     Adjusted net loss per share                     ($0.51)                ($0.33)               ($1.00)                 ($0.88)
                                                ============             ===========           ===========           ===============

     Acquisition capital expenditures               $15,399                $26,411               $26,438                 $28,493
     Maintenance capital expenditures (i)             3,000                  3,000                 3,000                   3,000
     EBITDA/total assets                               18.9%                  13.9%                 15.9%                   15.3%
     Distributable cash flow                         24,528                 28,020                14,461                   6,158

     --------------------------------------------------------------------------------------------------------------

                                                                 HISTORICAL YEARS ENDED DECEMBER 31,
                                                 ------------------------------------------------------------------
                                                       %           1997           %             1998        %
     --------------------------------------------------------------------------------------------------------------
     Net sales                                      100.0%       $548,141       100.0%       $408,019     100.0%
     Cost of sales                                   70.3%        379,748        69.3%        265,526      65.1%
                                                 -----------   -------------------------   ------------------------
     Gross profit                                    29.7%        168,393        30.7%        142,493      34.9%

     SG&A expenses                                   17.4%        102,377        18.7%         87,268      21.4%
     Direct delivery expense                          5.4%         30,006         5.5%         24,613       6.0%
     Restructuring charges                            0.2%          2,850         0.5%            535       0.1%
     Star transaction expenses                                        -                         4,823       1.2%
     Corporate identity expenses                      0.4%          4,136         0.8%            152       0.0%
     Pension curtailment expense                      0.1%            654         0.1%            -         0.0%
     Amortization of customer lists                   3.1%         17,903         3.3%         17,117       4.2%
     Depreciation of plant and equipment              1.1%          7,204         1.3%          6,969       1.7%
     Amortization of deferred charges                 0.8%          4,639         0.8%          2,451       0.6%
     Provision for supplemental benefits              0.1%            565         0.1%            358       0.1%
                                                 -----------   -------------------------   ------------------------
     Operating income (loss)                          1.1%         (1,941)       -0.4%         (1,793)     -0.4%
     Interest expense, net                           -5.3%        (31,668)       -5.8%        (30,732)     -7.5%
     Other income (expense)                           0.3%         11,445         2.1%          1,292      -0.3%
                                                 -----------   -------------------------   ------------------------
     Loss before income taxes, equity interest
          and extraordinary item                     -3.9%        (22,164)       -4.0%        (33,817)     -8.3%
     Income taxes                                     0.1%            500         0.1%            400       0.1%
                                                 -----------   -------------------------   ------------------------
     Loss before equity interest and
          extraordinary item                         -4.0%        (22,664)       -4.1%        (34,217)     -8.4%
     Share of income (loss) of Gas                    0.4%           (235)        0.0%         (1,120)     -0.3%
                                                 -----------   -------------------------   ------------------------
     Extraordinary item-loss on early
          extinguishment of debt                     -1.1%            -
                                                 -----------   -------------------------   ------------------------
     Net loss                                        -4.7%        (22,899)       -4.2%        (35,337)     -8.7%
     Preferred stock dividends                       -0.4%         (4,644)       -0.8%         (4,814)     -1.2%
                                                 -----------   -------------------------   ------------------------
     Net loss to common                              -5.0%       ($27,543)       -5.0%       ($40,151)     -9.8%
                                                 ===========   =========================   ========================

     Net loss per share                                            ($1.06)                     ($1.52)
                                                               ============                ============

     Weighted average shares outstanding (b)                       26,039                      26,463

     EBITDA (c)                                       6.9%        $36,010         6.6%        $30,612
     Adjusted net loss to common                     -3.7%(g)     (35,439)       -6.5%(h)     (39,616)

     Adjusted net loss per share                                   ($1.36)                     ($1.50)
                                                               ============                ============

     Acquisition capital expenditures                             $16,252                          $0
     Maintenance capital expenditures (i)                           3,000                       3,000
     EBITDA/total assets                                             14.5%                       15.3%
     Distributable cash flow                                          842                      (3,520)

     ---------------------------------------------------------------------------
     (a) Star Gas operations consolidated into Petro.
     (b) Weighted shares do not include Class B shares.
     (c) Calculated as gross profit minus SG&A expense and direct delivery expense.
     (d) Excludes $867 for early extinguishment of debt.
     (e) Excludes $655 for early extinguishment of debt.
     (f) Excludes $1,436 for early extinguishment of debt.
     (g) Excludes $6,414 for early extinguishment of debt.
     (h) Excludes $11,400 gain on sale of TLC.
     (i) Management's estimates.

                                   Page A-1

OVERVIEW OF PETRO
EBITDA RECONCILIATION: 1997(a)
($ IN THOUSANDS)

   =============================================================================
                                                                      PETRO
                                                                      -----
   1997 Actual EBITDA                                                $36,010

   NORMALIZING ADJUSTMENTS:

   Weather was 3.8% warmer than 30-year normal

     3.8% of 1997 budgeted retail gallons           13,482 gallons

     Gross profit margin                                   $0.4545

     Delivery and garage cost savings                     ($0.0814)
                                                           -------

     Net impact per gallon                                 $0.3731

     $ impact                                                          5,030

   Insurance reserve                                                   2,000
                                                                     -------
   1997 Normalized EBITDA                                            $43,040
                                                                     =======
   _____________________________________________________________________________

   (a) Management's assumptions.

                                                                        Page A-2

OVERVIEW OF PETRO
EBITDA RECONCILIATION: 1997-1998(a)
($ IN THOUSANDS)

  ==========================================================================================================
                                                                                                      PETRO
                                                                                                     -------
   1997 Normalized EBITDA                                                                            $43,040

      Volume Adjustments for 1998

          Sale of TLC Division in 1997                       (16,926) gallons

          Attrition in 1998 (4.1%)                           (17,375)

          1997 Acquisitions                                    9,828
                                                             --------
                                                             (24,473) gallons
                                                                    @
                                                                       $0.1700/gallon (b)             (4,159)
      Gross Profit Margin Increase               $0.006 per gallon on 395,086 gallons (c)              2,371
      Inflation                                                                                       (3,662)

      Operating Cost Reductions (d)                                                                    5,850

      Non-Budgeted Operating Expense
      Eliminations (e)                                                                                 3,460
                                                                                                     -------
Normalized 1998 EBITDA Budget                                                                        $46,900
                                                                                                     =======
______________________________________________________________________________________________________________

(a)  Management's assumptions.
(b) Represents the average gross profit per gallon ($4700 per gallon) offset by $.30 per gallon reduction in operating expenses.
(c) Actual gross profit margin increase achieved in first quarter of 1998 was $5.9 million (156 million gallons @ $0.037/gallon).
(d) Represents already accomplished reductions as of 12/31/97 in branch, regional and corporate expenses in excess of normal indexing related to volume reductions as well as 1% productivity improvements.
(e) Represent specific operating expense eliminations that have already been accomplished.

                                                                        Page A-3

OVERVIEW OF PETRO
EBITDA RECONCILIATION: NON-BUDGETED OPERATING EXPENSE ELIMINATIONS ($ IN THOUSANDS)

                                                        BASE
                                                       EXPENSE
                                                       -------
Exton PA Facility Rent                                 $  500

Corporate Staff Reductions - Salary & Benefits
     Alex Tyshovnytsky                                    310
     Allen Levenson                                       279
     Joe Massoud                                          310

Total Staff Reductions                                    900


Wage Freeze - Non-Union                                 1,373

Wage Freeze - Union                                       687
                                                       -------
Total                                                  $3,460

                                                                    Page A-4

OVERVIEW OF PETRO
EBITDA RECONCILIATION: 1998(a)
($ IN THOUSANDS)

----------------------------------------------------------------------------------------------------
                                                                                     PETRO
                                                                                     -----
   Normalized 1998 EBITDA Budget                                                     $46,900

   Weather was 18.2% warmer than 30-year normal (17.7% volume variance)
     17.7% of 1998 budgeted retail gallons                       70,096 gallons
     Gross profit margin                                        $0.4761
     Delivery and garage cost savings                          ($0.1046)
                                                               ---------
     Net impact per gallon                                      $0.3715
     $ impact                                                                        (26,041)

   Margin Improvement ($0.0288/gallon)                                                 9,385

   Additional Non-Budgeted Operating Expense Eliminations                                368
                                                                                         ---

   Actual 1998 EBITDA                                                                $30,612
                                                                                     =======

--------------------------------------------------------------------------------
(a)  Management's assumptions.

                                                                        Page A-5

OVERVIEW OF PETRO
EBITDA RECONCILIATION: 1998-1999(a)
($ IN THOUSANDS)

  ===========================================================================================================
                                                                                                PETRO
                                                                                                -----
   Normalized 1998 EBITDA Budget                                                                 $46,900

   Attrition (3.8%) and Inflation (3.0%) partially offset by $0.01 Margin Increase in 1999        (1,352)

   Acquisition Growth
       $15,000 of acquisitions at 4.75x multiple using half-year convention (b)                    1,579

   Actual results through January 21, 1999                                                        (2,712)
                                                                                                   -----

   1999 Adjusted for Actual                                                                      $44,415
                                                                                                 ========
  ___________________________________________________________________________________________________________

  (a) Management's assumptions.
  (b) A.G. Edwards' assumptions.

                                                                        Page A-6

OVERVIEW OF PETRO
EBITDA SUMMARY
($ IN THOUSANDS)


          ==================================================================
                                                                     PETRO
                                                                     -----

          1997 Actual                                               $36,010
          1997 Normalized                                           $43,040

          Normalized 1998 Budget                                    $46,900

          Actual LTM through 9/30/98                                $34,929

          Actual 1998                                               $30,612

          1999 Adjusted for Actual                                  $44,415
          ------------------------------------------------------------------

                                                                        Page A-7

OVERVIEW OF PETRO
EBITDA PROJECTIONS
($ IN THOUSANDS)

  --------------------------------------------------------------------------------------------
                                                                          PROJECTED
                                                  --------------------------------------------
               ACTUAL    ACTUAL    NORMALIZED     ADJUSTED FOR
              LTM 9/98    1998        1998         ACTUAL 1999    2000      2001      2002
             ---------------------------------------------------------------------------------
  EBITDA       $34,929   $30,612     $46,900         $44,415    $48,195   $50,649   $52,834

  --------------------------------------------------------------------------------------------

  MAJOR ASSUMPTIONS FOR 1999-2002
  -------------------------------

  [_] 30 Year Weather

  [_] Flat Attrition.

  [_] $15 million in 1999 and $30 million in 2000 to 2002 of acquisitions at 4.75x EBITDA multiple using half-year convention.

  [_] Increase in gross profit margin of $0.01 in 1999 and $0.005 annually in 2000 to 2002.

                                                                        Page A-8

OVERVIEW OF PETRO
ATTRITION ANALYSIS

------------------------------------------------------------------------------------------------------------------------------------
               Average Accounts           Absolute Account Losses         Loss Rate              Gains          Net Attrition Rate
        ----------------------------   -----------------------------   ----------------     -----------------   --------------------
                    Base Business,                  Base Business,                                                           Base
 Year    Total    excl. Acquisitions    Total     excl. Acquisitions    Total     Base       Accounts      %     Total     Business
-----   -------   ------------------   -------    ------------------   --------   -----     -----------  -----  --------  ----------
 1993   391,454        352,576          70,127         56,459            17.9%    16.0%        47,090    12.0%    -5.9%     -4.0%
 1994   386,235        354,786          57,442         46,386            14.9%    13.1%        35.380     9.2%    -5.7%     -3.9%
 1995   381,842        344,342          59,550         46,366            15.6%    13.5%        34,516     9.0%    -6.6%     -4.5%
 1996   386,398        354,471          60,084         48,860            15.5%    13.8%        39,192    10.1%    -5.4%     -3.7%
 1997   366,421        342,738          60,407         52,581            16.5%    15.3%        39,561    10.8%    -5.8%     -4.5%

------------------------------------------------------------------------------------------------------------------------------------
Mean    382,470        349,783          61,522         50,130            16.1%    14.3%        39,148    10.2%    -5.9%     -4.1%
====================================================================================================================================

 1998   338,314        318,893          49,968         46,485            14.8%    14.6%        38,699    11.4%    -3.3%     -2.7%

                                                                        Page A-9

OVERVIEW OF PETRO
ACQUISITION HISTORY
($ IN THOUSANDS)

     ---------------------------------------------------------------------------------------------------------------------
       Date                                                                    EBITDA            Acquired         Cost per
     Acquired      Company              Purchase Price        EBITDA          Multiple           Gallonage         Gallon
     --------      -------              --------------        ------          --------           ---------         ------
     1/26/93       Houck Service          $   663.9         $  245.0            2.7x               807.2          $ 0.823
     1/28/93       Harris and Gans          1,607.9            475.0            3.4x             2,599.6            0.619
     5/28/93       Goodrich                 2,397.7            672.0            3.6x             4,156.0            0.577
     6/4/93        Warren                   2,965.0            712.0            4.2x            14,448.3            0.205
     6/23/93       Savin                    1,655.4            403.0            4.1x             2,769.0            0.598
     6/25/93       Baylis and Baylis          989.3            251.0            3.9x             1,224.7            0.808
     7/28/93       Agway                    1,660.6            315.0            5.3x             2,708.5            0.613
     9/28/93       Garden State             1,015.2            312.0            3.3x             1,408.0            0.721
     9/29/93       Essex                      866.3            234.0            3.7x             2,649.4            0.327
                                          ---------         --------           -----            --------          -------

          1993 Totals                     $  13,821         $  3,619            3.8x              32,771          $ 0.422
                                          =========         ========           =====            ========          =======

     1/7/94        Petrilla Oil           $   189.5         $   53.4            3.5x               329.0          $ 0.576
     3/8/94        Rettig                   1,813.0            466.0            3.9x             4,930.0            0.368
     6/30/94       Deblois Oil             15,374.6          2,909.0            5.3x            19,869.0            0.774
     7/26/94       Herbert Fuel             5,133.0            882.0            5.8x             6,103.0            0.841
     7/28/94       Trico Fuel               3,126.3            930.0            3.4x             4,091.0            0.764
     9/1/94        Sickley                  1,261.4            355.0            3.6x             1,702.0            0.741
     9/13/94       Sinkler                  4,880.0            948.0            5.1x             7,433.0            0.657
     12/1/94       Ryan                     2,954.3            528.0            5.6x             4,804.0            0.615
     12/2/94       Fowler                     182.8             37.4            4.9x               354.0            0.516
                                          ---------         --------           -----            --------          -------

          1994 Totals                     $  34,915         $  7,109            4.9x              49,615          $ 0.704
                                          =========         ========           =====            ========          =======

     3/30/95       Reliable Oil           $ 6,065.6         $1,183.0            5.1x            10,102.2          $ 0.600
     5/24/95       Rosetta (Waldman)        3,413.2            684.0            5.0x             5,153.6            0.662
     5/24/95       Rosetta (Price)            789.4            153.0            5.2x             1,309.5            0.603
     7/27/95       Slocum                     643.8            198.0            3.3x               742.6            0.867
     8/23/95       Contex                   1,856.8            448.0            4.1x             2,503.2            0.742
     8/31/95       Rackliffe                  546.2            139.0            3.9x               904.0            0.604
     9/1/95        A-One                    5,184.2          1,164.0            4.5x             5,900.0            0.879
     9/11/95       Reading Merchants        4,260.0            656.0            6.5x             3,613.0            1.179
     10/25/95      Franklin Fuel              293.5             76.0            3.9x               445.0            0.660
     11/17/95      Home Fuel                2,158.9            430.0            5.0x             6,072.3            0.356
     12/19/95      Texaco                   3,854.8          1,071.0            3.6x             5,845.1            0.659
                                          ---------         --------           -----            --------          -------

          1995 Totals                     $  29,066         $  6,202            4.7x              42,590          $ 0.682
                                          =========         ========           =====            ========          =======

                                                                       Page A-10

OVERVIEW OF PETRO
ACQUISITION HISTORY
($ IN THOUSANDS)
(continued)

          =========================================================================================
            DATE                                                    EBITDA    ACQUIRED     COST PER
          ACQUIRED   COMPANY        PURCHASE PRICE   EBITDA        MULTIPLE   GALLONAGE     GALLON
          --------   -------        --------------   ------        --------   ---------     ------
          1/11/96    Garrison          $5,242.5     $1,154.0         4.5x       6,017.0      $0.871
          1/19/96    Cibro              4,367.6      1,087.0         4.0x       6,200.0       0.704
          2/1/96     Seaman             7,133.7      1,552.0         4.6x       7,522.0       0.948
          4/1/96     McDowell           2,723.5        669.0         4.1x       2,675.0       1.018
          9/11/96    Flynn              1,038.0        232.0         4.5x       1,316.0       0.789
          9/24/96    Farren               263.6         69.0         3.8x         481.0       0.548
          10/18/96   Bergen             3,202.5        718.0         4.5x       5,933.0       0.540
          10/18/96   Hightstown           233.5         62.0         3.8x         500.0       0.467
          10/31/96   Hy-Test              813.4        177.0         4.6x       1,468.0       0.554
          12/18/96   Dexter               331.9         99.0         3.4x         796.0       0.417
          12/26/96   Sherman              492.5        103.0         4.8x         564.0       0.873
          12/27/96   Malco                369.2         97.0         3.8x         988.0       0.374
          12/30/96   Grasso               422.9        116.0         3.6x       1,212.0       0.349
                                       --------     --------     --------      --------    --------

                 1996 TOTALS           $ 26,635     $  6,135         4.3x        35,672      $0.747
                                       ========     ========     ========      ========    ========

          1/15/97    Oils Inc          $  747.6     $  188.0         4.0x       1,189.0       0.629
          4/14/97    Mugullian Fuel     2,801.9        638.0         4.4x       3,000.0       0.934
          5/14/97    Alderfer Heating     401.1        111.0         3.6x         787.0       0.510
          6/26/97    Bellomo            1,488.8        443.0         3.4x       1,657.0       0.898
          7/10/97    Good                 521.4        117.0         4.5x       1,200.0       0.434
          8/29/97    Oil Burner         2,633.1        603.0         4.4x       3,500.0       0.752
          9/10/97    Romary             2,252.5        545.0         4.1x       2,348.0       0.959
          9/29/97    T. W. Perry        1,619.3        439.0         3.7x       2,118.0       0.765
          10/1/97    MillBrook            527.5        112.0         4.7x         908.0       0.581
          11/24/97   Shreve             1,457.0        300.0         4.9x       2,425.0       0.601
          12/18/97   Genovese           1,010.8        281.0         3.6x       1,522.0       0.664
                                       --------     --------     --------      --------    --------

                 1997 TOTALS           $ 15,461     $  3,777         4.1x        20,654       0.749
                                       ========     ========     ========      ========    ========

          5 YEAR TOTALS                $119,898     $ 26,842         4.5X      $181,302       0.661
                                       ========     ========     ========      ========    ========

                                                                       Page A-11

A.G. Edwards noted that public disclosure regarding transactions in the retail home heating oil distribution industry was extremely limited. A.G. Edwards analyzed the financial terms related to the divestitures by Petro of certain of its retail home heating oil branches.


OVERVIEW OF PETRO
DIVESTITURE HISTORY
($ IN THOUSANDS)


==================================================================================================================================
  DATE                                                                                  EBITDA        ACQUIRED        COST PER
DIVESTED   BRANCH              PURCHASER             PURCHASE PRICE      EBITDA        MULTIPLE       GALLONAGE        GALLON
--------   ------              ---------             --------------      ------        --------       ---------        ------
3/30/95   New Hampshire  Bellemore Heating Oil, Inc.     $1,477            $150          9.8x            6,060           $0.244

6/28/96   Punderson      Ultramar Energy, Inc.           $4,073            $443          9.2x            6,900           $0.590

11/4/97   TLC            Heating Oil Partners, L.P.     $16,100          $2,005          8.0x           23,000           $0.700
                                                                                       --------

                                                                          MEAN:          9.0x
                                                                                       --------

                                                                  Page A-12

OVERVIEW OF PETRO
MARGIN ANALYSIS
(Volume in gallons; gallons and $ in thousands, except margins)

============================================================================================================
                                                     FISCAL YEARS ENDED DECEMBER 31,
                                   -------------------------------------------------------------------------
                                      1993         1994       1995         1996         1997        1998
                                   ---------    ---------  ----------   ----------   ----------   ----------
RETAIL (a)
     Volume                         355,347      360,207     343,759      375,121      338,478      269,405
     Margin                        $ 0.4883     $ 0.5030   $  0.5027    $  0.4993    $  0.5196    $  0.5542
                                   ---------    ---------  ----------   ----------   ----------   ----------
     Gross profit                  $173,501     $181,202   $ 172,811    $ 187,290    $ 175,867    $ 149,311

COMMERCIAL
     Volume                          81,515       79,514      75,476       81,020       71,813       55,262
     Margin                        $ 0.2301     $ 0.2416   $  0.2458    $  0.2471    $  0.2452    $  0.2642
                                   ---------    ---------  ----------   ----------   ----------   ----------
     Gross profit                  $ 18,755     $ 19,214   $  18,554    $  20,018    $  17,607    $  14,602

PROPANE
     Volume                           6,625        7,435       5,538            -            -            -
     Margin                        $ 0.5352     $ 0.5730   $  0.5805    $  0.0000    $  0.0000    $  0.0000
                                   ---------    ---------  ----------   ----------   ----------   ----------
     Gross profit                  $  3,546     $  4,260   $   3,215            -            -            -

OTHER PETROLEUM PRODUCTS

     Volume                          36,406       35,709      31,228       32,026       29,855       29,790
     Margin                        $ 0.1424     $ 0.1417   $  0.1481    $  0.1401    $  0.1424    $  0.1380
                                   ---------    ---------  ----------   ----------   ----------   ----------
     Gross profit                  $  5,183     $  5,061   $   4,624    $   4,487    $   4,251    $   4,112


TOTAL PETROLEUM PRODUCTS
     Volume                         479,893      482,865     456,001      488,167      440,146      354,457
     Margin                        $ 0.4188     $ 0.4344   $  0.4368    $  0.4339    $  0.4492    $  0.4740
                                   ---------    ---------  ----------   ----------   ----------   ----------
     Gross profit                  $200,985     $209,737   $ 199,204    $ 211,795    $ 197,725    $ 168,025
                                   ---------    ---------  ----------   ----------   ----------   ----------

DISCOUNTS                          $  1,294     $  1,200   $     944    $   1,084    $     802    $     572
                                   ---------    ---------  ----------   ----------   ----------   ----------

Net service loss                   ($34,243)    ($37,941)   ($33,822)    ($37,386)    ($35,184)    ($30,963)
Net installation income               3,681        4,944       4,364        5,280        5,050        4,859
                                   ---------    ---------  ----------   ----------   ----------   ----------

      Gross profit (loss)          ($30,562)    ($32,997)   ($29,458)    ($32,106)    ($30,134)    ($26,104)
                                   ---------    ---------  ----------   ----------   ----------   ----------

Gas gross profit                          -     $  5,756   $  50,992            -            -

Total gross profit                 $171,717     $183,696   $ 221,682    $ 180,773    $ 168,393    $ 142,493
                                  =========     =========  ==========   ==========   ==========   ==========

____________________________________________________________________
(a) Includes protected price volumes

                                                                       Page A-13

OVERVIEW OF PETRO
DISCOUNTED CASH FLOW ANALYSIS
WEIGHTED AVERAGE COST OF CAPITAL DERIVATION
($ IN MILLIONS)
--------------------------------------------------------------------------------

                                                  TOTAL                                   IMPLIED    TOTAL     TOTAL
                                                  MARKET         UNIT          TOTAL       MARKET    DEBT/   DEBT AS %     UN-
                                    LEVERED      VAL. DEBT      PRICE AT       UNITS      VALUE OF   TOTAL    OF TOTAL   LEVERED
COMPARABLE COMPANY                  BETA (A)     (BK = MKT)     (2/3/99)     OUT. (MIL)    EQUITY    EQUITY    CAPITAL     BETA
------------------------------------------------------------------------------------------------------------------------------------
AmeriGas Partners, L.P.               0.44         $719.0         $23,625       41.9      $1,009.8    71.2%      41.6%     0.257
Cornerstone Propane Partners, L.P.    0.55          263.1          17,500       19.9         355.6    74.0%      42.5%     0.316
Ferrellgas Partners, L.P.             0.47          594.3          18,688       31.3         596.8    99.6%      49.9%     0.235
Heritage Propane Partners, L.P.       0.48          198.3          23,750        8.6         207.9    95.4%      48.8%     0.246
National Propane Partners, L.P.       0.76          139.2           5,063       11.2          58.0   239.8%      70.6%     0.224
Star Gas Partners, L.P.               0.51          115.7          18,063        6.3         115.3   100.4%      50.1%     0.255
Suburban Propane Partners, L.P.       0.44          428.2          19,188       28.7         562.4    76.1%      43.2%     0.250



                                                                                ----------------------------------------------------
                                                                                Petro's capitalization - at market
                                                                                  Total debt (b)                    $309.3   92.1%
Comparable group's average unlevered beta:                           0.25         Common equity                       26.7    7.9%
                                                                                                                    ------ ------
Petro's debt - to - common equity ratio:                           1160.3%
Petro's debt as a percent of total capital (b):                      92.1%                                          $335.9  100.0%
                                                                                ----------------------------------------------------
Comparable group's beta relevered for Petro's capital structure:    3.209
                                                                    =====



DERIVATION OF WEIGHTED AVERAGE COST OF CAPITAL:                                                MARKET RISK PREMIUM RANGE (E)
-----------------------------------------------                                            -------------------------------------
                                                                                                   11.3%   12.3%    13.3%
                                                                                           -------------------------------------
Petro's theoretical levered beta (d):                                     3.209
Assumed % of common equity in Petro's capital structure:                    7.9%
Risk - free rate of return (c):                                             4.8%
Petro's cost of common equity range (at various market risk premiums):                             41.1%   44.3%    47.5%
                                                                                                   =====   =====    =====
Petro's assumed tax rate:                                                   0.0%
Assumed % of debt in capital structure (b):                                92.1%
Petro's estimated cost of debt (f):                                        11.0%
Petro's estimated after - tax cost of debt:                                11.0%                   11.0%   11.0%    11.0%

                                                                                           -------------------------------------
Petro's weighted average cost of capital range (g):                                                13.4%   13.6%    13.9%
                                                                                           -------------------------------------

___________________________
(a) Source: Bloomberg, 143 week (maximum weekly time period allowed, or the number of weeks available, which may be less than 143) adjusted beta relative to the S&P 500 index.
(b) Includes preferred stock.
(c) Ten - year Treasury rate on February 3, 1999.
(d) Bloomberg's reported beta for Petro is .70.
(e) Ibbotson Associates 1998. Total returns for small company stocks of 17.7% minus the risk-free rate.
(f) Based on Petro's current debt structure.
(g) Calculation based upon use of the Capital Asset Pricing Model (CAPM).

                                                                       Page A-14

OVERVIEW OF PETRO
SUMMARY OF CAPITAL STRUCTURE
($ IN THOUSANDS)

================================================================================================================================
                                                               12/31/98                               2/3/99
                                                              BOOK VALUE          COUPON           MARKET PRICE      MARKET VALUE
                                                            --------------     --------------    -----------------  ----------------
    DEBT:
    Credit Agreement
       Working Capital facility                                 $       0          7.75%                    NA            $       0
       Acquisition facility                                             0          7.75%                    NA                    0
    Notes payable
       Notes payable for fuel oil dealer purchasers, etc.          14,301     8.0%-10.0%                    NA               14,301
       11.85%, 12.17%, 12.18% Senior Notes                         60,000         10.90%                    NA               60,000
       14.1% Subordinated and Senior                                6,200         14.10%                    NA                6,200
       10.125% Subordinated                                        50,000         10.13%                92.38%               46,188
       9.375% Subordinated Debentures                              75,000          9.38%                92.38%               69,281
       12.25% Subordinated Debentures                              81,250         12.25%                97.38%               79,117

       TOTAL DEBT                                               $ 286,751                                                 $ 275,087
       EFFECTIVE COST OF DEBT                                                                                                  10.7%

    PREFERRED STOCK:
    Redeemable preferred stock                                  $   4,167         14.34%                    NA                4,167
    12.875% Exchangeable preferred stock                           30,000         12.88%                    NA               30,000

       TOTAL PREFERRED STOCK                                    $  34,167                                                 $  34,167
       EFFECTIVE COST OF PREFERRED STOCK                                                                                       1.31%
    TOTAL DEBT AND PREFERRED STOCK                              $ 320,918                                                 $ 309,254
       EFFECTIVE COST OF DEBT AND PREFERRED STOCK                                                                              11.0%

                                                                       Page A-15

OVERVIEW OF PETRO
SUMMARY OF CAPITAL STRUCTURE
($ IN THOUSANDS EXCEPT PER SHARE)
(continued)


================================================================================
                              12/31/98            2/3/99
                             SHARES OUT.        MARKET PRICE      MARKET VALUE
                            -------------      --------------    --------------
   EQUITY:
   Common stock
      Class A                  23,854,751           $1.000            $ 23,855
      Class B                      11,228           17.776 (a)             200
      Class C                   2,597,519               NA (b)           2,598

      TOTAL EQUITY                                                    $ 26,652
      EFFECTIVE COST OF EQUITY                                            44.3%

   TOTAL CAPITALIZATION                                               $335,906
      WACC                                                                13.6%
      Less: Cash                                                        13,804

   NET CAPITALIZATION                                                 $322,102


   (a)  Market price is calculated as: $17.50+$0.2763
   (b) Market price is assumed to equal that of the Class A shares, since the Class C shares do not trade.


                                                                   Page A-16

OVERVIEW OF PETRO

                               Price and Volume
                              12/15/95 - 12/31/97


                             [GRAPH APPEARS HERE]


                                                                       Page A-17

OVERVIEW OF PETRO

                               Price and Volume
                                1/1/98 - 2/3/99


                             [GRAPH APPEARS HERE]


                                                                       Page A-18

Overview of Petro
Class A Common Stock Trading History - Volume Distribution
1995-1999 (a)
----------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                              1995                              1996                            1997
                                   ---------------------------        --------------------------      ---------------------------
Price Per Share                    Volume                    %        Volume                  %        Volume                %
----------------------             ---------------------------        --------------------------      ---------------------------
Greater Than   $9.400
9.200           9.400                  600             100.00%
9.000           9.200                    0              99.99%
8.800           9.000               49,200              99.99%
8.600           8.800                6,800              99.41%
8.400           8.600               67,500              99.33%
8.200           8.400              289,100              98.54%
8.000           8.200              161,500              95.13%         1,600           100.00%
7.800           8.000              873,500              93.22%        47,400            99.96%
7.600           7.800              245,800              82.92%       236,200            98.87%
7.400           7.600              193,300              80.02%       185,000            93.44%
7.200           7.400            1,154,800              77.74%       822,300            89.19%
7.000           7.200            5,190,500              64.12%     1,507,100            70.28%
6.800           7.000              246,000               2.90%       815,700            35.63%
6.600           6.800                                                498,500            16.88%
6.400           6.600                                                129,300             5.42%         417,300         100.00%
6.200           6.400                                                 37,600             2.45%         526,900          96.34%
6.000           6.200                                                 44,100             1.58%         417,700          91.72%
5.800           6.000                                                 24,700             0.57%         110,200          88.06%
5.600           5.800                                                                                  868,000          87.09%
5.400           5.600                                                                                  143,300          79.48%
5.200           5.400                                                                                   92,600          78.22%
5.000           5.200                                                                                  940,500          77.41%
4.800           5.000                                                                                  142,200          69.16%
4.600           4.800                                                                                   20,200          67.92%
4.400           4.600                                                                                   13,900          67.74%
4.200           4.400                                                                                     -             67.62%
4.000           4.200                                                                                     -             67.62%
3.800           4.000                                                                                  117,100          67.62%
3.600           3.800                                                                                  370,600          66.59%
3.400           3.600                                                                                  250,900          63.34%
3.200           3.400                                                                                1,236,200          61.14%
3.000           3.200                                                                                1,652,500          50.30%
2.800           3.000                                                                                2,785,300          35.81%
2.600           2.800                                                                                  788,500          11.39%
2.400           2.600                                                                                  430,100           4.47%
2.200           2.400                                                                                   79,800           0.70%
2.000           2.200
Implied Offer Price and
Pre-Announcement Price
----------------------
1.800           2.000
1.600           1.800
1.400           1.600
1.200           1.400
Market Price
----------------------
1.000           1.200
0.800           1.000
0.600           0.800
Less Than      $0.600
                                 ---------                         ---------                      ----------
Total Stock for Period           8,478,600                         4,349,500                      11,403,800
Cumulative % of Total Traded                            25.01%                          12.83%                  33.63%
% Traded of Current Stock Out (b)                       35.54%                          18.23%                  47.81%
% Traded of Current Float (c)                           82.01%                          42.07%                 110.30%
Wtd. Average Stock Price             $7.31                             $7.07                           $3.90


                                              1998                             1999(a)                     1995-1999(a)
                                   ---------------------------        ----------------------           ---------------------
Price Per Share                    Volume                    %        Volume               %           Volume              %
----------------------             ---------------------------        ----------------------           ---------------------
Greater Than   $9.400
9.200           9.400                                                                                      600         100.00%
9.000           9.200                                                                                      -           100.00%
8.800           9.000                                                                                   49,200         100.00%
8.600           8.800                                                                                    6,800          99.85%
8.400           8.600                                                                                   67,500          99.83%
8.200           8.400                                                                                  289,100          99.63%
8.000           8.200                                                                                  163,100          98.78%
7.800           8.000                                                                                  920,900          98.30%
7.600           7.800                                                                                  482,000          95.58%
7.400           7.600                                                                                  378,300          94.16%
7.200           7.400                                                                                1,977,100          93.05%
7.000           7.200                                                                                6,697,600          87.22%
6.800           7.000                                                                                1,061,700          67.46%
6.600           6.800                                                                                  498,500          64.33%
6.400           6.600                                                                                  546,600          62.86%
6.200           6.400                                                                                  564,500          61.25%
6.000           6.200                                                                                  461,800          59.59%
5.800           6.000                                                                                  134,900          58.22%
5.600           5.800                                                                                  868,000          57.83%
5.400           5.600                                                                                  143,300          55.27%
5.200           5.400                                                                                   92,600          54.84%
5.000           5.200                                                                                  940,500          54.57%
4.800           5.000                                                                                  142,200          51.80%
4.600           4.800                                                                                   20,200          51.38%
4.400           4.600                                                                                   13,900          51.32%
4.200           4.400                                                                                     -             51.28%
4.000           4.200                                                                                     -             51.28%
3.800           4.000                                                                                  117,100          51.28%
3.600           3.800                                                                                  370,600          50.93%
3.400           3.600                                                                                  250,900          49.84%
3.200           3.400                                                                                1,236,200          49.10%
3.000           3.200                                                                                1,652,500          45.45%
2.800           3.000              130,000             100.00%                                       2,915,300          40.58%
2.600           2.800              249,100              98.66%                                       1,037,600          31.98%
2.400           2.600              270,800              96.08%                                         700,900          28.92%
2.200           2.400              964,300              93.28%                                       1,044,100          26.85%
2.000           2.200              345,000              83.32%                                         345,000          23.77%
-----------------------
Implied Offer Price and
Pre-Announcement Price
-----------------------
1.800           2.000            1,789,900              79.25%                                      1,789,900           22.76%
------------------------------------------------------------------------------------------------------------------------------
1.600           1.800            1,097,300              61.25%                                      1,097,300           17.48%
1.400           1.600            1,863,200              49.91%                                      1,863,200           14.24%
1.200           1.400              130,500              30.65%                                        130,500            8.75%
------------------------
Market Price
------------------------
1.000           1.200            1,612,600              29.30%        879,800      100.03%         1,612,600             8.36%
------------------------------------------------------------------------------------------------------------------------------
0.800           1.000              946,900              12.63%        576,000       45.93%           946,900             3.61%
0.600           0.800              275,500               2.85%        171,400       10.53%           275,500             0.81%
Less Than      $0.600

                                 ---------                         ---------                      ----------
Total Stock for Period           9,675,100                         1,627,200                      33,907,000
Cumulative % of Total Traded                            28.53%                           4.80%                         100.00%
% Traded of Current Stock Out (b)                       40.56%                           6.82%                         142.14%
% Traded of Current Float (c)                           93.58%                          15.74%                         327.95%
Wtd. Average Stock Price             $1.62                             $0.99                           $4.51



-----------------------------
(a) Through February 3, 1999
(b) Based on 23,854,751 Class A shares outstanding
(c) Based on 10,338,925 Class A shares held by institutional and retail public holders


Overview of Petro
Shareholder Analysis (a)

------------------------------------------------------------------------------------------------------------------------------
                            Class A                    % of Total
Institutions (b)          Shrs. Held     % of Total   Voting Power    Directors and Officers (c)
-------------------------------------------------------------------------------------------------------------------------------
Dimensional Fund Adv         639,700        2.7%          1.3%        Audrey L. Sevin
CNA Financial Group          360,900        1.5%          0.7%        Ink P. Sevin
Barclays Bark plc            340,573        1.4%          0.7%        Phillip Ean Cohen
Deltec Asset Mgmt            228,528        1.0%          0.5%        Thomas J. Edelman
Northern Trust               216,622        0.9%          0.4%        Vincent De Palma
Vanguard Group               215,500        0.9%          0.4%        Hanseatic Corporation (d) (e)
Bear, Stearns & Co           151,700        0.6%          0.3%        Tortosa (d)
Mellon Bank                  119,904        0.5%          0.2%        Hubertus Langen (d)
Prudential Insurance          48,200        0.2%          0.1%        Wolfgang Traber (c)
IBM Retirement Funds          16,300        0.1%          0.0%        Paul Biddelman (e)
World Asset Management        10,000        0.0%          0.0%        Total Directors & Officers Holdings
DLJ Corp                       4,000        0.0%          0.0%
Legg Mason                     2,000        0.0%          0.0%
                           ---------     --------      --------
All Institutions (c)       2,353,927        9.9%          4.7%



--------------------------------------------------------------------------------------------------------------------------
                                             Class A                   Class C                    Total        % of Total
Title                                      Shrs. Held    % of Total   Shrs. Held   % of Total  Voting Power   Voting Power
----------------------------------------  -----------   -----------  -----------  -----------  ------------  -------------
Director and Secretary of Petro and Star    1,876,863       7.9%        477,716      18.4%      6,654,023         13.4%
Chairman, CEO and Director of Petro           630,227       2.6%        201,641       7.8%      2,646,637          5.3%
Director of Petro                             679,262       2.8%        113,423       4.4%      1,813,492          3.6%
Director of Petro and Star                    653,312       2.7%        129,019       5.0%      1,943,502          3.9%
VP and GM of New York Region                    5,000       0.0%             -        0.0%          5,000          0.0%
                                            1,777,279       7.5%        298,717      11.5%      4,764,449          9.6%
                                                   -        0.0%        298,717      11.5%      2,987,170          6.0%
                                              731,473       3.1%          9,038       0.3%        821,853          1.6%
Director of Petro and Star                         -        0.0%             -        0.0%             -           0.0%
Director of Petro and Star                      2,386       0.0%             -        0.0%          2,386          0.0%
                                            ---------    ---------    ---------    --------    ----------      ---------
                                            6,355,802      26.6%      1,528,271      58.8%     21,638,512         43.4%


                                             Class A                   Class C                    Total        % of Total
 5% Beneficial Owners and Affiliates       Shrs. Held    % of Total   Shrs. Held   % of Total  Voting Power   Voting Power
 ------------------------------------      -------------------------------------------------------------------------------
 Frank Russell Company (f)                  2,611,000      10.9%             -        0.0%      2,611,000          5.2%
 Schneider Capital                          1,372,000       5.8%             -        0.0%      1,372,000          2.8%
 Richard O'Connell                          1,128,745       4.7%        302,461      11.6%      4,153,355          8.3%
 Brentwood Corp                               681,873       2.9%        120,985       4.7%      1,891,723          3.8%
 Barcel Corporation                           605,151       2.5%        151,231       5.8%      2,117,461          4.2%
 Gabes S.A.                                   597,617       2.5%        124,314       4.8%      1,840,757          3.7%
 United Capital Corp                           90,000       0.4%             -        0.0%         90,000          0.2%
 Minneford Corp                                73,638       0.3%         12,000       0.5%        193,638          0.4%
 Fernando Montero                                  -        0.0%         35,287       1.4%        352,870          0.7%
 M.M. Warburg & Co                                 -        0.0%         31,308       1.2%        318,080          0.6%
                                           ----------    ---------    ---------    --------    ----------      ---------
 Total 5% Beneficial Holdings               7,160,024      30.0%        778,086      30.0%     14,940,884         30.0%

---------------------------------------------------------------------------------------------------------------------------
 Summary
 -------
                                                           % of                      % of        Total         % of Total
                                             Class A       Total       Class C       Total    Voting Power    Voting Power
                                             -------     ---------    ---------    --------   ------------    ------------
 Insider Holdings
   Directors and Officers as a Group        6,355,802      26.6%      1,528,271      58.8%     21,638,512         43.4%
   5% Beneficial Owners and Affiliates      7,160,024      30.0%        778,086      30.0%     14,940,884         30.0%
                                           ----------    ---------    ---------    --------    ----------      ---------
                                           13,515,826      56.7%      2,306,357      88.8%     36,579,396         73.4%

 Public Holdings
   Institutional Holdings                   2,353,927       9.9%                                2,353,927          4.7%
   Retail                                   7,984,998(g)   33.5%        291,162      11.2%     10,896,618         21.9%
                                           ----------    ---------    ---------    --------    ----------      ---------
                                           10,338,925      43.3%        291.162      11.2%     13,250,545         26.6%

Total                                      23,854,751     100.0%      2,597,519     100.0%     49,829,941        100.0%
----------------------------------------------------------------------------------------------------------------------------

---------------------
(a) Based on shares outstanding, most recently available data as of 2/04/99 and does not include options to purchase and
    Class B shares
(b) Source:  Bloomberg and Petro's Proxy
(c) Does not include 5% beneficial ownership institutions
(d) Hanseatic Corporation holds shared voting power in Tortosa. Tortosa owned and controlled by Mr. Largen
(e) Mr. Traber and Mr. Biddelman are executive officers of Hanseatic Corporation.
(f) Frank Russell Company shares beneficial ownership of 1,943,835 Class A with Schneider Capital
(g) AGE has 410,788 Class A shares in its system

WHILE PETRO HAD DECENT COVERAGE IN 1996, IT HAS NOT HAD MUCH SUPPORT IN RECENT MONTHS.

OVERVIEW OF PETRO
RESEARCH COVERAGE



RESEARCH COVERAGE                      DATE PUBLISHED                      ESTIMATES UPDATED
-----------------                      --------------                      -----------------
   Published Research Reports
     Freeman Securities*                   8/17/98                               --
     KDP Investment Advisors*               8/1/98                               --
     SAMCO Capital Markets*                 8/1/98                               --
     Bear Stearns                           9/5/96                            10/18/96
     DLJ                                    8/2/96                               --
     Paine Webber                          7/16/96                            11/11/97

   Additional Research
     Jefferies - Hold


   EARNINGS ESTIMATES              NUMBER OF ESTIMATES     MEAN 1998         MEAN 1999
   ------------------              -------------------     ---------         ---------
   IBES                                     1               ($1.25)             NA
   Nelson                                   1               ($1.25)             NA


   __________________________
   * Fixed Income research.

                                                                  Page A-21

OVERVIEW OF STAR GAS PARTNERS, L.P.("STAR GAS")
SELECTED FINANCIAL DATA
($ IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------
                                                              HISTORICAL YEARS ENDED SEPTEMBER 30,
                                        --------------------------------------------------------------------------------
                                          1996       %        1997       %       1997(A)     %        1998       %
------------------------------------------------------------------------------------------------------------------------
Sales                                   $119,634   100.0%   $135,159   100.0%    $149,766   100.0%   $111,685   100.0%
     % Growth                               17.0%               13.0%                25.2%              -25.4%
Cost of sales                             58,557    48.9%     72,211    53.4%      80,370    53.7%     49,498    44.3%
                                        -----------------   -----------------    -----------------   -----------------
Gross profit                              61,077    51.1%     62,948    46.6%      69,396    46.3%     62,187    55.7%
Operating expenses                        41,207    34.4%     43,245    32.0%(c)   46,408    31.0%     43,281    38.8%
Net (loss) on sales of assets               (260)   -0.2%       (295)   -0.2%        (265)   -0.2%       (271)   -0.2%
Depreciation and amortization              9,808     8.2%     10,405     7.7%      11,495     7.7%     11,638    10.4%
                                        -----------------   -----------------    -----------------   -----------------
Operation income                           9,802     8.2%      9,003     6.7%      11,228     7.5%      6,997     6.3%

Interest expense, net                      7,124     6.0%      6,966     5.2%       7,766     5.2%      7,927     7.1%
                                        -----------------   -----------------    -----------------   -----------------
Income (loss) before income taxes          2,678     2.2%      2,037     1.5%       3,462     2.3%       (930)   -0.8%

Income taxes                                  85     0.1%         25     0.0%          25     0.0%         25     0.0%

General Partners' interest                     -     0.0%         40     0.0%          69     0.0%        (19)    0.0%
                                        -----------------   -----------------    -----------------   -----------------
Net income                              $  2,593     2.2%   $  1,972     1.5%    $  3,368     2.2%   $   (936)   -0.8%
                                        =================   =================    =================   =================

Net income per limited partner unit     $   0.49            $   0.37             $   0.54            $  (0.16)
                                        ========            ========             ========            =========

Weighted average L.P. units outstanding    5,271               5,271                6,228               6,035

EBITDA (d)                              $ 19,870    16.6%   $ 19,703    14.6%    $ 22,988    15.3%   $ 18,906    16.9%

Capital expenditures                    $  5,332            $  5,279             $  5,579            $ 15,100
Maintenance capital expenditures           2,300               3,100                3,400               2,625
Distributable cash flow                   10,361               9,612               11,797               8,329
Distributable cash flow per unit        $   1.97            $   1.82             $   1.89            $   1.38
Common distribution coverage                 1.8x                1.5x                 1.4x                1.0x
Total distribution coverage                  0.9x                0.8x                 0.8x                0.6x

________________________
(a) Proforma for December 16, 1997 common unit offering and the acquisition of Pearl Gas Co.
(b) Growth over 1996
(c) Includes $350 in special project expenses.
(d) Excludes loss from sale of assets.

                                                                        Page B-1

OVERVIEW OF STAR GAS
EBITDA RECONCILIATION: 1997(a)
($ in thousands)

================================================================================
                                                                    STAR GAS
                                                                    --------
1997 Actual EBITDA                                                  $19,703 (b)

NORMALIZING ADJUSTMENTS.

Weather
  Residential - 1,125 gallons @ 0.7106 margin                           799
  Commercial  -   277 gallons @ 0.4459 margin                           124

Margin
  Residential - 50,832 gallons @ (0.7106 - 0.6995)                     (564)
  Commercial  - 19,864 gallons @ (0.4454 - 0.4348)                     (220)
  Wholesale   - 38,404 gallons @ (0.0975 - 0.0675)                   (1,152)

Compensation                                                            (56)

Elimination of strategic expense                                        902 (c)

Pearl Gas EBITDA                                                      3,012

Pearl Gas acquisition adjustments                                       273 (d)
                                                                    -------

1997 Normalized EBITDA                                              $22,821
                                                                    =======
--------------------------------------------------------------------------------

(a) Management's assumptions.
(b) Not pro forma for Pearl Gas acquisition.
(c) Certain expenses including the exploration of strategic alternatives by Morgan Stanley.
(d) Certain cost savings, primarily salary and benefit expenses of certain selling shareholders.

                                                                        Page B-2

OVERVIEW OF STAR GAS
EBITDA RECONCILIATION: 1998 - 1999 (a)
($ in thousands)

     ====================================================================

                                                                 STAR GAS
                                                                 --------
     Normalized 1998 EBITDA Budget                               $ 22,135


     Weather
       12.8% warmer than normal                                    (3,229)
                                                                   ------

     Actual 1998 EBITDA                                          $ 18,906
                                                                   ======

     Normalized 1998 EBITDA Budget                               $ 22,135

     Acquisition Growth
       1998 acquisitions                                            1,585

       $5 million of acquisitions at 6.5x multiple
          completed on 4/1/99 using half-year
          convention                                                  385

     Actual results through January 21, 1999                       (2,986)
                                                                   ------

     1999 EBITDA Projected                                       $ 21,119
                                                                   ======

     --------------------------------------------------------------------

    (a) Management's assumptions.

                                                                        Page B-3

OVERVIEW OF STAR GAS
EBITDA PROJECTIONS
($ IN THOUSANDS)

====================================================================================================================================
                                                                                                  PROJECTED
                                                           -------------------------------------------------------------------------
                              ACTUAL           NORMALIZED           ADJUSTED FOR
                               1998               1998              ACTUAL 1999              2000           2001           2002
                         -----------------------------------------------------------------------------------------------------------
   EBITDA                    $ 18,906            $ 22,135              $ 21,119             $ 25,260       $ 26,797       $ 28,335
  ----------------------------------------------------------------------------------------------------------------------------------

  MAJOR ASSUMPTIONS FOR 1999 - 2002
  ---------------------------------

  [_]   30 Year Weather

  [_]   No growth in base business.

  [_] $5 million in 1999 and $10 million in 2000 to 2002 of acquisitions at 6.5x EBITDA multiple using half-year convention.

  [_]   No increase in gross profit margin.

                                                                        Page B-4

OVERVIEW OF STAR GAS
ACQUISITION HISTORY
($ in thousands)

     -----------------------------------------------------------------------------------------------------------------------

       DATE                                                                           EBITDA        ACQUIRED      COST PER
     ACQUIRED         COMPANY                PURCHASE PRICE           EBITDA         MULTIPLE       GALLONAGE      GALLON
     --------         -------                --------------           ------         --------       ---------     --------
     6/15/94          Loveland                    $     700          $   127             5.5x             433       $1.616

     11/24/94         Baystate                    $   1,450          $   209             6.9x             769       $1.886

     9/12/95          Debolt                      $     950          $   151             6.3x             852       $1.115

     3/22/96          Bob White L.P. Gas/
                         Mitchell Bottle Gas      $   1,500          $   263             5.7x             898       $1.671

     7/22/96          Fuzzy Moore                 $     850          $   147             5.8x             454       $1.871

     10/22/97         Pearl Gas Co.               $  24,126          $ 3,288             7.3x          14,000       $1.723

     2/20/98          Tri-County Gas              $     550          $   108             5.1x             320       $1.720

     5/28/98          Knowles LP Gas              $   3,000          $   426             7.0x           1,021       $2.939

     5/28/98          Tioga Petroleum             $   1,200          $   257             4.7x             688       $1.795

     7/30/98          Lowe Bros & Dad             $   3,750          $   602             6.2x           1,965       $1.908

     8/11/98          Myers Propane               $   1,200          $   191             6.3x             572       $2.099
                                                 -----------       ----------       ----------      ----------   ----------

     4 YEAR TOTALS                                $  39,276          $ 5,769             6.8x          21,952       $1.789
                                                 ===========       ==========       ==========      ==========   ==========

                                                                        Page B-5

OVERVIEW OF STAR GAS
MARGIN ANALYSIS
(VOLUME IN GALLONS, GALLONS AND $ IN THOUSANDS, EXCEPT MARGINS)

     ------------------------------------------------------------------------------------------------------------------------
                                                                   FISCAL YEARS ENDED SEPTEMBER 30,
                                   ------------------------------------------------------------------------------------------
                                       1993            1994             1995           1996           1997            1998
                                   -----------     ------------     ------------    -----------   -----------     -----------
     RESIDENTIAL
       Volume                           44,590           48,430           45,235         54,336        49,707          53,720
       Margin                        $  0.6902        $  0.6861        $  0.6677      $  0.6592     $  0.7106       $  0.6742
                                   -----------     ------------     ------------    -----------   -----------     -----------
       Gross profit                  $  30,777        $  33,228        $  30,203      $  35,818     $  35,322       $  36,219

     COMMERCIAL
       Volume                           17,617           19,875           18,831         21,194        19,587          18,901
       Margin                        $  0.4614        $  0.4611        $  0.4271      $  0.4202     $  0.4459       $  0.4465
                                   -----------     ------------     ------------    -----------   -----------     -----------
       Gross profit                  $   8,129        $   9,164        $   8,043      $   8,906     $   8,734       $   8,440

     AGRICULTURE
       Volume                           23,291           16,053           15,080         12,567        17,338          18,437
       Margin                        $  0.2349        $  0.2630        $  0.2357      $  0.2556     $  0.2694       $  0.2654
                                   -----------     ------------     ------------    -----------   -----------     -----------
       Gross profit                  $   5,471        $   4,222        $   3,554      $   3,212     $   4,671       $   4,893

     MOTOR FUEL & OTHER
       Volume                            7,581            8,060            8,056          8,197         8,024           7,812
       Margin                        $  0.4922        $  0.5359        $  0.5271      $  0.5215     $  0.5765       $  0.6390
                                   -----------     ------------     ------------    -----------   -----------     -----------
       Gross profit                  $   3,731        $   4,319        $   4,246      $   4,275     $   4,626       $   4,992

     WHOLESALE
       Volume                           51,493           45,318           38,941         39,025        38,404          25,981
       Margin                        $  0.0619        $  0.0680        $  0.0568      $  0.0704     $  0.0975       $  0.0639
                                   -----------     ------------     ------------    -----------   -----------     -----------
       Gross profit                  $   3,189        $   3,082        $   2,212      $   2,747     $   3,743       $   1,661

     TOTAL PROPANE
       Volume                          144,572          137,736          126,143        135,319       133,060         124,851
       Margin                        $  0.3548        $  0.3922        $  0.3826      $  0.4061     $  0.4291       $  0.4502
                                   -----------     ------------     ------------    -----------   -----------     -----------
       Total propane gross profit    $  51,297        $  54,015        $  48,258      $  54,958     $  57,096       $  56,205

     APPLIANCES/OTHER
       Revenue                       $   9,237        $   9,454        $   7,536      $   8,269     $   8,043       $   8,571
       Cost                              3,232            3,187            1,935          2,150         2,191           2,589
                                   -----------     ------------     ------------    -----------   -----------     -----------
       Gross profit                  $   6,005        $   6,267        $   5,601      $   6,119     $   5,852       $   5,982

     TOTAL GROSS PROFIT              $  57,302        $  60,282        $  53,859      $  61,077     $  62,948       $  62,187
                                   ===========     ============     ============    ===========   ===========     ===========

                                                                        Page B-6

OVERVIEW OF STAR GAS
DISCOUNTED CASH FLOW ANALYSIS
WEIGHTED AVERAGE COST OF CAPITAL DERIVATION
($ IN MILLIONS)
--------------------------------------------------------------------------------

                                                  TOTAL                                   IMPLIED    TOTAL     TOTAL
                                                  MARKET         UNIT          TOTAL       MARKET    DEBT/   DEBT AS %     UN-
                                    LEVERED      VAL. DEBT      PRICE AT       UNITS      VALUE OF   TOTAL    OF TOTAL   LEVERED
COMPARABLE COMPANY                  BETA (A)     (BK = MKT)     (2/3/99)     OUT. (MIL)    EQUITY    EQUITY    CAPITAL     BETA
------------------------------------------------------------------------------------------------------------------------------------
AmeriGas Partners, L.P.               0.44         $719.0         $23.625       41.9      $1,009.8    71.2%      41.6%     0.257
Cornerstone Propane Partners, L.P.    0.55          263.1          17.500       19.9         355.6    74.0%      42.5%     0.316
Ferrellgas Partners, L.P.             0.47          594.3          18.688       31.3         596.8    99.6%      49.9%     0.235
Heritage Propane Partners, L.P.       0.48          198.3          23.750        8.6         207.9    95.4%      48.8%     0.246
National Propane Partners, L.P.       0.76          139.2           5.063       11.2          58.0   239.8%      70.6%     0.224
Star Gas Partners, L.P.               0.51          115.7          18.063        6.3         115.3   100.4%      50.1%     0.255
Suburban Propane Partners, L.P.       0.44          428.2          19.188       28.7         562.4    76.1%      43.2%     0.250



                                                                                ----------------------------------------------------
                                                                                Star's capitalization - at market (b)
                                                                                  Total debt                        $115.7   50.1%
Comparable group's average unlevered beta:                           0.25         Common equity                      115.3   49.9%
                                                                                                                    ------ ------
Star's debt - to - equity ratio (b):                                100.4%                                          $231.0  100.0%
                                                                                ----------------------------------------------------
Star's debt as a percent of total capital (b):                       50.1%
Comparable group's beta relevered for Star's capital structure:     0.409
                                                                    =====



DERIVATION OF WEIGHTED AVERAGE COST OF CAPITAL:                                                MARKET RISK PREMIUM RANGE (D)
-----------------------------------------------                                            -------------------------------------
                                                                                                   11.3%   12.3%    13.3%
                                                                                           -------------------------------------
Star's theoretical levered beta:                                          0.409
Assumed % of equity in Star's capital structure (b):                       49.9%
Risk - free rate of return (c):                                             4.8%
Star's cost of equity range (at various market risk premiums):                                      9.5%    9.9%    10.3%
                                                                                                   =====   =====    =====
Star's assumed tax rate:                                                   39.6%
Assumed % of debt in capital structure (b):                                50.1%
Star's estimated cost of debt (e):                                          7.8%
Star's estimated after - tax cost of debt:                                  4.7%                    4.7%    4.7%     4.7%

                                                                                           -------------------------------------
Star's weighted average cost of capital range (f):                                                  7.1%    7.3%     7.5%
                                                                                           -------------------------------------

___________________________
(a) Source: Bloomberg, 143 week (maximum weekly time period allowed, or the number of weeks available, which may be less than 143) adjusted beta relative to the S&P 500 index.
(b) Market value of debt is assumed to equal book value.
(c) Ten - year Treasury rate on February 3, 1999.
(d) Ibbotson Associates 1998. Total returns for small company stocks of 17.7% minus the risk-free rate.
(e) Based on Star current debt structure.
(f) Calculation based upon use of the Capital Asset Pricing Model (CAPM).

                                                                        Page B-7

OVERVIEW OF STAR GAS
SUMMARY OF CAPITAL STRUCTURE
($ IN THOUSANDS)

          ===========================================================================================================
                                                12/31/98                           2/3/99
                                               BOOK VALUE        COUPON          MARKET PRICE          MARKET VALUE
                                               ----------        ------          ------------          -------------
          DEBT:
          Credit Agreement
               Working Capital facility        $ 10,720            7.25%         Not applicable           $ 10,720
               Acquisition facility               9,000            7.25%         Not applicable              9,000
          Notes payable
               8.04% First Mortgage Notes        85,000            8.04%             NA                     85,000
               7.17% First Mortgage Notes        11,000            7.17%             NA                     11,000

               TOTAL DEBT                                                                                 $115,720
               EFFECTIVE COST OF DEBT                                                                          7.8%
               AFTER-TAX COST OF DEBT                                                                          4.7%


                                                12/31/98                           2/3/99
                                               SHARES OUT.                       MARKET PRICE          MARKET VALUE
                                               -----------                       ------------          -------------
          EQUITY:
          Common units                         3,858,999                           $ 18.063               $ 69,703
          Subordinated units                   2,396,078                             NA        (a)          43,279
          General Partner                                                                                    2,306   (b)


               TOTAL EQUITY                                                                               $115,288
               EFFECTIVE COST OF EQUITY                                                                        9.9%

          TOTAL CAPITALIZATION                                                                            $231,008
               WACC                                                                                            7.3%
               Less: Cash                                                                                 $  5,831

          NET CAPITALIZATION                                                                              $225,177

          (a)  Market price assumed to equal common units.
          (b)  Implied 2% general partner interest.

                                                                        Page B-8

OVERVIEW OF STAR GAS

                             [GRAPH APPEARS HERE]

                                                                      Page B - 9

OVERVIEW OF STAR GAS

                              [GRAPH APPEARS HERE]


                                                                     Page B - 10

OVERVIEW OF STAR GAS
COMMON UNIT TRADING HISTORY - VOLUME DISTRIBUTION
1995 - 1999(a)

================================================================================================================
                                                    DEC. 15-31 1995           1996                  1997
                                                  ------------------  --------------------  --------------------
                             PRICE PER UNIT         VOLUME        %       VOLUME        %       VOLUME        %
                         ----------------------   ------------------  --------------------  --------------------
                         GREATER THAN   $24.800
                               24.400    24.600                           32,400  100.00%
                               24.200    24.400                           55,300   99.34%       26,000  100.00%
                               24.000    24.200                           27,200   98.20%       25,800   99.24%
                               23.800    24.000                          436,500   97.65%       38,400   98.49%
                               23.600    23.800                          119,200   88.71%        3,000   97.37%
                               23.400    23.600                           79,500   86.27%       56,900   97.28%
                               23.200    23.400                          105,000   84.64%      194,500   95.62%
                               23.000    23.200                          396,900   82.49%      148,000   89.94%
                               22.800    23.000                          229,200   74.36%      102,100   85.62%
                               22.600    22.800                           96,100   69.67%      184,500   82.64%
                               22.400    22.600                          273,800   67.70%      145,500   77.26%
                               22.200    22.400     33,400  100.00%      430,500   62.09%      128,000   73.01%
                               22.000    22.200    762,000   95.80%      510,900   53.28%      217,500   69.27%
                               21.800    22.000                          400,400   42.82%      411,600   62.92%
PRE-ANNOUNCEMENT PRICE         21.600    21.800                          422,600   34.62%      302,200   50.91%
                               21.400    21.600                          259,400   25.96%      290,200   42.09%
                               21.200    21.400                          214,300   20.65%      372,800   33.62%
                               21.000    21.200                          388,000   16.25%      499,100   22.74%
                               20.800    21.000                          110,900    8.32%      108,000    8.17%
                               20.600    20.800                          137,500    6.05%       34,300    5.01%
                               20.400    20.600                           41,900    3.23%       16,000    4.01%
                               20.200    20.400                           62,800    2.38%       46,500    3.55%
                               20.000    20.200                           53,200    1.09%       22,000    2.19%
                               19.800    20.000                                                 24,400    1.55%
                               19.600    19.800                                                 28,600    0.83%
                               19.400    19.600
                               19.200    19.400
                               19.000    19.200
                               18.800    19.000
                               18.600    18.800
                               18.400    18.600
                               18.200    18.400
MARKET PRICE                   18.000    18.200
                               17.800    18.000
                               17.600    17.800
                               17.400    17.600
                               17.200    17.400
                               17.000    17.200
                               16.800    17.000
                               16.600    16.800
                               16.400    16.600
                               16.200    16.400
                               16.000    16.200
                               15.800    16.000
                               15.600    15.800
                               15.400    15.600
                               15.200    15.400
                               15.000    15.200
                               14.800    15.000
                               14.600    14.800
                               14.400    14.600
                         LESS THAN      $14.400
                                                  --------            ----------            ----------
            Total Units for Period                 795,400             4,883,500             3,425,900
            Cumulative % of Total Traded                      6.24%                38.33%                26.89%
            % Traded of Current Units Out. (b)               20.61%               126.55%                88.78%
            Wtd. Average Unit Price               $  22.11            $    22.25            $    21.89

=====================================================================================================================
                                                          1998                 1999(A)               1995-1999(A)
                                                  --------------------   -------------------   ----------------------
                             PRICE PER UNIT           VOLUME        %      VOLUME         %         VOLUME         %
                         ----------------------   --------------------   -------------------   ----------------------
                         GREATER THAN   $24.800
                               24.400    24.600                                                     32,400   100.00%
                               24.200    24.400       75,500  100.00%                              156,800    99.75%
                               24.000    24.200         -      97.92%                               53,000    98.51%
                               23.800    24.000         -      97.92%                              474,900    98.10%
                               23.600    23.800      131,200   97.92%                              253,400    94.37%
                               23.400    23.600       85,600   94.31%                              222,000    92.38%
                               23.200    23.400      173,700   91.95%                              473,200    90.64%
                               23.000    23.200       51,400   87.18%                              596,300    86.93%
                               22.800    23.000       36,200   85.77%                              367,500    82.25%
                               22.600    22.800       42,700   84.77%                              323,300    79.36%
                               22.400    22.600      192,300   83.69%                              611,600    76.82%
                               22.200    22.400      710,900   78.31%                            1,302,800    72.02%
                               22.000    22.200      256,500   58.75%                            1,746,900    61.80%
                               21.800    22.000      395,800   51.70%                            1,207,800    48.09%
PRE-ANNOUNCEMENT PRICE         21.600    21.800      243,600   40.81%                              968,400    38.61%
                               21.400    21.600      184,500   34.11%                              734,100    31.00%
                               21.200    21.400      115,000   29.04%                              702,100    25.34%
                               21.000    21.200      178,000   25.87%                            1,065,100    19.73%
                               20.800    21.000       77,300   20.98%                              296,200    11.37%
                               20.600    20.800       69,100   18.85%                              240,900     9.05%
                               20.400    20.600       37,500   16.95%                               95,400     7.16%
                               20.200    20.400       44,000   15.92%                              153,300     6.41%
                               20.000    20.200       14,300   14.71%                               89,500     5.20%
                               19.800    20.000       21,500   14.31%                               45,900     4.50%
                               19.600    19.800       14,900   13.72%       3,500   100.00%         43,500     4.14%
                               19.400    19.600         -      13.31%      54,800    98.93%           -        3.80%
                               19.200    19.400       16,400   13.31%      14,500    82.13%         16,400     3.80%
                               19.000    19.200       12,900   12.85%      28,100    77.68%         12,900     3.67%
                               18.800    19.000       25,200   12.51%      66,400    71.52%         25,200     3.57%
                               18.600    18.800       33,200   11.81%      43,300    51.16%         33,200     3.37%
                               18.400    18.600        9,200   10.90%      25,300    37.89%          9,200     3.11%
                               18.200    18.400       16,900   10.65%        -       30.13%         16,900     3.04%
MARKET PRICE                   18.000    18.200       40,900   10.18%       4,800    30.13%         40,900     2.91%
                               17.800    18.000       11,900    9.06%        -       28.66%         11,900     2.58%
                               17.600    17.800       10,100    8.73%        -       28.66%         10,100     2.49%
                               17.400    17.600       28,100    8.45%        -       28.66%         28,100     2.41%
                               17.200    17.400       13,500    7.68%      24,000    28.66%         13,500     2.19%
                               17.000    17.200       14,700    7.31%        -       21.31%         14,700     2.09%
                               16.800    17.000         -       6.90%        -       21.31%           -        1.97%
                               16.600    16.800       12,400    6.90%        -       21.31%         12,400     1.97%
                               16.400    16.600         -       6.56%      18,800    21.31%           -        1.87%
                               16.200    16.400         -       6.56%        -       15.54%           -        1.87%
                               16.000    16.200         -       6.56%        -       15.54%           -        1.87%
                               15.800    16.000       27,500    6.56%        -       15.54%         27,500     1.87%
                               15.600    15.800       37,400    5.81%        -       15.54%         37,400     1.66%
                               15.400    15.600       53,800    4.78%        -       15.54%         53,800     1.36%
                               15.200    15.400         -       3.30%        -       15.54%           -        0.94%
                               15.000    15.200         -       3.30%        -       15.54%           -        0.94%
                               14.800    15.000       41,000    3.30%        -       15.54%         41,000     0.94%
                               14.600    14.800         -       2.17%        -       15.54%           -        0.62%
                               14.400    14.600       78,900    2.17%      50,708    15.54%         78,900     0.62%
                         LESS THAN      $14.400
                                                  ----------             --------              -----------
            Total Units for Period                 3,635,500              326,200               12,740,300
            Cumulative % of Total Traded                       28.54%                 2.56%                  100.00%
            % Traded of Current Units Out. (b)                 94.21%                 8.45%                  330.15%
            Wtd. Average Unit Price               $    21.39             $  18.03              $     21.90

            ____________________________

            (a) Through February 3, 1999.
            (b) Based on 3,858,999 common units outstanding.

                                                                       Page B-11

OVERVIEW OF STAR GAS
SHAREHOLDER ANALYSIS (a)

-------------------------------------------------------------------
                                            COMMON
INSTITUTIONS (B)                          UNITS HELD     % OF TOTAL
-------------------                       ----------     ----------

Bear, Stearns & Co.                           52,900        1.4%
Graver Bokhof                                 27,150        0.7%
DLJ Corp.                                     24,950        0.6%
Paine Webber Group                            14,670        0.4%
Advest Group, Inc.                            12,015        0.3%
The Vanguard Group                             9,800        0.3%
CIBC Oppenheimer                               3,500        0.1%
Weiss Peck & Greer                               900        0.0%
Legg Mason Wood Walker                           500        0.0%
U.S. Trust Co. NY                                500        0.0%
Cullen/Frost Bankers                             300        0.0%
                                          ----------     ----------
ALL INSTITUTIONS                             147,185        3.8%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                           COMMON                    SUBORDINATED
DIRECTORS AND OFFICERS               TITLE                               UNITS HELD    % OF TOTAL     UNITS HELD       % OF TOTAL
----------------------               --------------------------------    ----------    ----------    ------------      ----------
Wolfgang Traber                      Star Director and Petro Director        10,400          0.3%               -          0.0%
Richard F. Ambury                    V.P. of Finance                            525          0.0%               -          0.0%
                                                                         ----------    ----------    ------------      ----------
TOTAL DIRECTORS & OFFICERS HOLDINGS                                          10,925          0.3%               -          0.0%


                                                                           COMMON                    SUBORDINATED
GENERAL PARTNER                                                          UNITS HELD    % OF TOTAL     UNITS HELD       % OF TOTAL
---------------------------                                              ----------    ----------    ------------      ----------
Petro                                                                        60,727          1.6%       2,396,078        100.0%

------------------------------------------------------------------------------------------------------------------------------------
SUMMARY
-------
                                                                           COMMON                    SUBORDINATED
INSIDER HOLDINGS                                                           UNITS       % OF TOTAL       UNITS          % OF TOTAL
                                                                         ----------    ----------    ------------      ----------
  Directors and Officers as a Group                                          10,925          0.3%               -          0.0%
  General Partner                                                            60,727          1.6%       2,396,078        100.0%
                                                                         ----------    ----------    ------------      ----------
                                                                             71,652          1.9%       2,396,078        100.0%


PUBLIC HOLDINGS
  INSTITUTIONAL                                                             144,035          3.7%
  RETAIL                                                                  3,643,312 (c)     94.4%
                                                                         ----------    ----------
                                                                          3,787,347         98.1%

TOTAL UNITS OUTSTANDING                                                   3,858,999        100.0%       2,396,078        100.0%
---------------------------------------------------------------------------------------------------------------------------------

_____________________
(a) Based on units outstanding and most recently available data as of 2/04/99.
(b) Source: Bloomberg.

                                                                       Page B-12

STAR GAS HAS ONGOING RESEARCH COVERAGE BY TWO FIRMS.


OVERVIEW OF STAR GAS
RESEARCH COVERAGE


  RESEARCH COVERAGE                DATE PUBLISHED                          ESTIMATES UPDATED
  -----------------                --------------                          -----------------
  Published Research Reports
      A.G. Edwards - Buy               1/5/98                                    2/5/99
      PaineWebber - Buy              12/30/97                                    1/6/99
      Lehman                           2/7/96                                   11/4/96


  EARNINGS ESTIMATES               NUMBER OF ESTIMATES      MEAN 1998      MEAN 1999
  ------------------               -------------------      ---------      ---------
  IBES                                     2                    NA           $0.48
  Nelson                                   2                 ($0.14)         $0.65
  Zacks                                    2                 ($0.19)         $0.48

                                                                    Page B-13

SUMMARY OF THE TRANSACTION
PRO FORMA STAR GAS UNITS OUTSTANDING
(IN THOUSANDS EXCEPT PER SHARE AND PER UNIT)

     [_] There are currently 6,383 Star Gas units outstanding comprised of 3,859 common units, 2,396 subordinated units and 128 implied general partner ("GP") units. The subordinated units and GP units are currently assets of Petro.

     [_] There are currently 26,463 shares of Petro common stock outstanding held by public shareholders and "affiliates." The public holds 14,327 Class A shares, 11 Class B shares and 291 Class C shares. The "affiliates" hold 11,834 shares which include 9,528 Class A shares and 2,306 Class C shares.

     [_] Each shareholder of Petro will receive a certain number of units in Star Gas such that the implied consideration paid for each Petro share averages $1.91 based on A.G. Edwards' estimates of the value of the units being offered to Petro as consideration.

     [_] All of the publicly held 14,327 Class A shares and 291 Class C shares, and a portion of the "affiliate" held Class A shares (5,243) and Class C shares (1,328) will receive .11758 units of newly created senior subordinated units for each share (1,719 units to the public and 773 units to the "affiliates", 2,492 units in total) with an attached Contingent Unit ("CU"). See the following page for a discussion of the Contingent Units. A.G. Edwards estimates an implied value for these units of $16.22/unit (see page D-3). The remaining "affiliates" of Petro not receiving senior subordinated units, who hold a total of 5,262 shares, will receive .14318 units for a total of 753 junior subordinated and GP units, both of which will also include attached CUs. A.G. Edwards estimates an implied value for these units $13.55/unit (see page D-6).

     [_] The 2,396 subordinated units and 128 GP units currently owned by Petro will effectively be retired in the Transaction.

                                                                     Page C-1

SUMMARY OF THE TRANSACTION
PRO FORMA STAR GAS UNITS OUTSTANDING
(IN THOUSANDS)
(continued)

     Description of Contingent Units

     [_] During the five year period, beginning with the first full four quarters following the Merger, the senior subordinated units, junior subordinated units and general partner interests will have the right to receive up to 909,000 senior subordinated units upon Petro meeting a "Contingent Unit Test." Each time the Contingent Unit Test is met (but not more frequently than once every four quarter period), the senior subordinated units, junior subordinated units and general partner interests will receive an aggregate of 303,000 senior subordinated units, subject to a maximum of 909,000 senior subordinated units. The Contingent Unit Test will be met during any four quarter period when distributable cash flow per unit attributable to Petro exceeds $2.90.

                                                                    Page C-2

SUMMARY OF THE TRANSACTION
ALLOCATION OF CURRENT PETRO SHARES OUTSTANDING
(IN THOUSANDS)

     ==========================================================================
                                                  Class A   Class C      Total
                                                  -------   --------    -------
     Groups Receiving Senior Sub
     ---------------------------
     Public                                        14,327      291       14,618
     Affiliates                                     5,243    1,328        6,572
                                                   ------    -----       ------
     Total Receiving Senior Sub                    19,570    1,619       21,190


     Groups Receiving Junior Sub and GP
     ----------------------------------
     Affiliates                                     4,284      978        5,262
                                                   ------    -----       ------

     Sub Total                                     23,855    2,598       26,452
                                                   ======    =====

     Class B                                                                 11
                                                                         ------

     Total Shares including Class B                                      26,463
                                                                         ======

                                                                        Page C-3

SUMMARY OF THE TRANSACTION
PRO FORMA STAR GAS UNITS OUTSTANDING
PRE-FINANCING ASSUMPTIONS
(IN THOUSANDS)

     ---------------------------------------------------------------------------

                                                  Issued to Petro
                                               ----------------------
     Type of Units                 Current      Public    Affiliates     Retired     Pro Forma
     --------------------------   ---------    --------  ------------   ---------   -----------
     Common                          3,859           -             -           -         3,859

     Senior Subordinated                 -       1,719           773           -         2,492

     Subordinated                    2,396           -             -      (2,396)            -

     Junior Subordinated
          & New General Partner          -           -           753           -           753

     Old General Partner               128           -             -        (128)            -
                                  ---------                                         -----------

                                     6,383                                               7,104

                                                                        Page C-4

SUMMARY OF THE TRANSACTION
EQUITY PURCHASE PRICE CALCULATION
IMPLIED EQUITY VALUE OF PETRO'S ASSETS
($ AND UNITS IN THOUSANDS, EXCEPT PER UNIT AMOUNTS)

          -----------------------------------------------------------------------------------------------------------
                                                                                          Value of Securities
          Event                                                                    Issued to and Retired from Petro
          -------------------------------------------------------------     -----------------------------------------
          Issuance of Senior Subordinated
          Units to Public Petro Shareholders                                        1,719       x        $16.22
                                                                                ----------------------------------
                                                                                             $27,879

          Issuance of Senior Subordinated
          Units to Affiliate Petro Shareholders                                       773       x        $16.22
                                                                                ----------------------------------
                                                                                             $12,540

          Issuance of Junior Subordinated
          & General Partner Units to Affiliate Petro Shareholders                     753       x        $13.35
                                                                                ----------------------------------
                                                                                             $10,059

                                                                                           -----------
          PURCHASE PRICE OF PETRO'S EQUITY                                                   $50,478

          -----------------------------------------------------------------------------------------------------------
          Dividend by 26,452 shares of Petro's Common stock =                                        $1.91 per share
          (Excludes 11 Class B Shares)
          -----------------------------------------------------------------------------------------------------------

          Retire Subordinated Units held by Petro                                  (2,396)      x        $13.35
                                                                                ----------------------------------
                                                                                            ($31,988)

          Retire Old General Partner Units held by Petro                             (128)      x        $19.08 (a)
                                                                                ----------------------------------
                                                                                             ($2,435)

                                                                                           -----------
          EQUITY VALUE OF PETRO'S HEATING OIL ASSETS                                         $16,054

_______________________________
(a) Star 20-day average common unit price through 2/3/99.

                                                                        Page C-5

SUMMARY OF THE TRANSACTION
PRO FORMA CAPITAL STRUCTURE
12/31/98
($ IN THOUSANDS)

                                  ----------------------------------------------
                                                                      PRO FORMA
                                   STAR GAS    PETRO     ADJUSTMENTS   STAR GAS
                                   --------   -------    -----------  ---------
DEBT:
  8.04% First Mortgage Notes       $ 85,000         -            -     $ 85,000
  7.25% WC Revolver                  10,720         -            -       10,720
  7.25% Acquisition Facility          9,000         -            -        9,000
  7.17% First Mortgage Notes         11,000         -            -       11,000


  10.90% Senior Notes                     -  $ 60,000            -       60,000
  14.10% Senior Notes                     -     3,100            -        3,100
  14.10% Subordinated Notes               -     3,100            -        3,100
  10.13% Sub Notes & Sr Notes             -    50,000    ($ 50,000)           -
  9.38% Sub Notes & Sr Notes              -    75,000      (75,000)           -
  12.25% Sub Notes & Sr Notes             -    81,250      (81,250)           -
  8.00% Existing Acq Notes Payable        -    14,301            -       14,301
  7.5% New Debt                           -         -       90,000       90,000

                                   --------  --------    -----------  ---------
TOTAL DEBT                         $115,720  $286,751    ($116,250)    $286,221

WEIGHTED AVERAGE COST OF DEBT                                               8.5%

PREFERRED STOCK:
  14.33% Preferred Stock           $      0  $  4,167    ($  4,167)    $      0
  12.88% Preferred Stock                  -    30,000      (30,000)           -
                                   --------   -------    -----------  ---------
                                          -   $34,167     ($34,167)           -


ESTIMATED EQUITY VALUE:

                                   PRO FORMA   ESTIMATED             ESTIMATED
                                   UNITS OUT   UNIT PRICE          MARKET VALUE
                                   ---------   ----------          ------------
Common                              12,873 (a)   $18.06 (b)          $232,510
Senior Subordinated                  2,492        16.22                40,412
Junior Subordinated and GP             753        13.35                10,059
                                    -------                          ---------
                                    16,118                           $282,981

TOTAL CAPITALIZATION:                                                $569,202
  Less: Cash and Cash Collateral                                       19,635
                                                                     ---------
NET CAPITALIZATION                                                   $549,567

(a) Comprised of 3,859 currently outstanding units, 8,911 units to be issued in a common unit offering to close concurrent with the Merger, and 103 units issued as a consent fee in the Refinancing Transaction.
(b) Current price of Star Gas (2/3/99): $18.063

                                                                        Page C-6

DISCOUNTED CASH FLOW ANALYSIS
STAR GAS- PRO FROMA
PRO FORMA WEIGHTED AVERAGE COST OF CAPITAL DERIVATION
($ IN MILLIONS)
--------------------------------------------------------------------------------

                                                  TOTAL                                   IMPLIED    TOTAL     TOTAL
                                                  MARKET         UNIT          TOTAL       MARKET    DEBT/   DEBT AS %     UN-
                                    LEVERED      VAL. DEBT      PRICE AT       UNITS      VALUE OF   TOTAL    OF TOTAL   LEVERED
COMPARABLE COMPANY                  BETA (A)     (BK = MKT)     (2/3/99)     OUT. (MIL)    EQUITY    EQUITY    CAPITAL     BETA
------------------------------------------------------------------------------------------------------------------------------------
AmeriGas Partners, L.P.               0.44         $719.0         $23.625       41.9      $1,009.8    71.2%      41.6%     0.257
Cornerstone Propane Partners, L.P.    0.55          263.1          17.500       19.9         355.6    74.0%      42.5%     0.316
Ferrellgas Partners, L.P.             0.47          594.3          18.688       31.3         596.8    99.6%      49.9%     0.235
Heritage Propane Partners, L.P.       0.48          198.3          23.750        8.6         207.9    95.4%      48.8%     0.246
National Propane Partners, L.P.       0.76          139.2           5.063       11.2          58.0   239.8%      70.6%     0.224
Star Gas Partners, L.P.               0.51          115.7          18.063        6.3         115.3   100.4%      50.1%     0.255
Suburban Propane Partners, L.P.       0.44          428.2          19.188       28.7         562.4    76.1%      43.2%     0.250



                                                                                ----------------------------------------------------
                                                                                Pro forma capitalization - at market (b)
Comparable group's average unlevered beta:                           0.25         Total debt                        $286.2   50.3%
Pro forma debt - to - equity ratio (b):                             101.1%        Total equity                       283.0   49.7%
                                                                                                                    ------ ------
Pro forma debt as a percent of total capital (b):                    50.3%                                          $569.2  100.0%
                                                                                ----------------------------------------------------
Comparable group's beta relevered for Pro forma capital structure:  0.410
                                                                    =====



DERIVATION OF WEIGHTED AVERAGE COST OF CAPITAL:                                                MARKET RISK PREMIUM RANGE (D)
-----------------------------------------------                                            -------------------------------------
                                                                                                   11.3%   12.3%    13.3%
                                                                                           -------------------------------------
Pro forma theoretical levered beta:                                        0.410
Assumed % of common equity in Pro forma capital structure (b):              49.7%
Risk - free rate of return (c):                                              4.8%
Pro forma cost of common range (at various market risk premiums):                                   9.5%    9.9%    10.3%
                                                                                                   =====   =====    =====
Pro forma assumed tax rate:                                                 39.6%
Assumed % of debt in capital structure (b):                                 50.3%
Pro forma estimated cost of debt (e):                                        8.5%
Pro forma estimated after - tax cost of debt:                                5.1%                   5.1%    5.1%     5.1%

                                                                                           -------------------------------------
Pro forma weighted average cost of capital range (f):                                               7.3%    7.5%     7.7%
                                                                                           -------------------------------------

___________________________
(a) Source: Bloomberg, 143 week (maximum weekly time period allowed, or the number of weeks available, which may be less than 143) adjusted beta relative to the S&P 500 index.
(b) Market value of debt is assumed to equal book value. See page C-6 for equity calculation.
(c) Ten - year Treasury rate on February 3, 1999.
(d) Ibbotson Associates 1998. Total returns the small company stocks of 17.7% minus the risk-free rate.
(e) Based on Pro forma debt structure.
(f) Calculation based upon use of the Capital Asset Pricing Model (CAPM).

                                                                        Page C-7

IMPLIED UNIT VALUE ANALYSIS
COMMON UNITS

[_] A.G. Edwards calculated a range of values for the Senior Subordinated, Junior Subordinated and General Partner units, based on a required rate of return, trading yield, and discount to the common units.

                                      1999   2000   2001   2002   THEREAFTER
                                      ----   ----   ----   ----   ----------
     COMMON UNIT

       Indicated Distribution         $ 1.15  $2.30  $2.30  $2.30       $2.30
       Cost of Equity (a)                9.5%   9.5%   9.5%   9.5%        9.5%
                                      ------
       NPV of future distributions    $24.31
                                      ------

                                       1999   2000   2001   2002   THEREAFTER
                                       ----   ----   ----   ----   ----------
     COMMON UNIT

       Indicated Distribution         $ 1.15  $2.30  $2.30  $2.30       $2.30
       Cost of Equity (a)                9.9%   9.9%   9.9%   9.9%        9.9%
                                      ------
       NPV of future distributions    $23.30
                                      ------

                                       1999   2000   2001   2002   THEREAFTER
                                       ----   ----   ----   ----   ----------
     COMMON UNIT

       Indicated Distribution         $ 1.15  $2.30  $2.30  $2.30       $2.30
       Cost of Equity (a)               10.3%  10.3%  10.3%  10.3%       10.3%
                                      ------
       NPV of future distributions    $22.38
                                      ------

     -----------------------------------------------------------------    ------------------------------------
     AVERAGE PRICE OVER LAST 20 TRADING DAYS ENDED 2/3/99:     $19.08     CURRENT PRICE (2/3/99):     $18.06
     AVERAGE YIELD (B):                                          12.1%    CURRENT YIELD (B):            12.7%
     -----------------------------------------------------------------    ------------------------------------

     (a)  Per Cost of Capital analysis on page D-2.
     (b)  Assumes a $2.30 distribution.

[_] Certain analysis included in this presentation, including the calculations of the implied value of the senior subordinated, junior subordinated and GP units, require an estimate of the future price of the common units at Closing. To serve as a proxy for this future price, A.G. Edwards used the average common unit closing price for the last 20 trading days ended February 3, 1999. Such price is 14.7% to 21.5% lower than the common units' implied unit value per the above analysis, and 5.6% greater than the common units' most recent closing price on February 3, 1999.

                                                                        Page D-1

IMPLIED UNIT VALUE ANALYSIS
THEORETICAL PRO FORMA COST OF EQUITY FOR COMMON UNITS
($ IN MILLIONS)

====================================================================================================================================

                                                  TOTAL                                   IMPLIED    TOTAL     TOTAL
                                                  MARKET         UNIT          TOTAL       MARKET    DEBT/   DEBT AS %     UN-
                                    LEVERED      VAL. DEBT      PRICE AT       UNITS      VALUE OF   TOTAL    OF TOTAL   LEVERED
COMPARABLE COMPANY                  BETA (A)     (BK = MKT)     (2/3/99)     OUT. (MIL)    EQUITY    EQUITY    CAPITAL     BETA
------------------------------------------------------------------------------------------------------------------------------------
AmeriGas Partners, L.P.               0.44         $719.0         $23.625       41.9      $1,009.8    71.2%      41.6%     0.257
Cornerstone Propane Partners, L.P.    0.55          263.1          17.500       19.9         355.6    74.0%      42.5%     0.316
Ferrellgas Partners, L.P.             0.47          594.3          18.688       31.3         596.8    99.6%      49.9%     0.235
Heritage Propane Partners, L.P.       0.48          198.3          23.750        8.6         207.9    95.4%      48.8%     0.246
National Propane Partners, L.P.       0.76          139.2           5.063       11.2          58.0   239.8%      70.6%     0.224
Star Gas Partners, L.P.               0.51          115.7          18.063        6.3         115.3   100.4%      50.1%     0.255
Suburban Propane Partners, L.P.       0.44          428.2          19.188       28.7         562.4    76.1%      43.2%     0.250



                                                                                ----------------------------------------------------
                                                                                Pro forma capitalization - at market (b)
Comparable group's average unlevered beta:                           0.25         Total debt                        $286.2   50.3%
Pro forma debt - to - equity ratio (b):                             100.1%        Total equity                       283.0   49.7%
                                                                                                                    ------ ------
Pro forma debt as a percent of total capital (b):                    50.3%                                          $569.2  100.0%
                                                                                ----------------------------------------------------
Comparable group's beta relevered for Pro forma capital structure:  0.410
                                                                    =====



DERIVATION OF WEIGHTED AVERAGE COST OF CAPITAL:                                                MARKET RISK PREMIUM RANGE (D)
-----------------------------------------------                                            -------------------------------------
                                                                                                   11.3%   12.3%    13.3%
                                                                                           -------------------------------------
Pro forma theoretical levered beta:                                        0.410
Assumed % of equity in Pro forma capital structure (b):                     49.7%
Risk - free rate of return (c):                                              4.8%
Pro forma cost of common range (at various market risk premiums):                                   9.5%    9.9%    10.3%
                                                                                                   =====   =====    =====
Pro forma assumed tax rate:                                                 39.6%
Assumed % of debt in capital structure (b):                                 50.3%
Pro forma estimated cost of debt (e):                                        8.5%
Pro forma estimated after - tax cost of debt:                                5.1%                   5.1%    5.1%     5.1%

                                                                                           -------------------------------------
Pro forma weighted average cost of capital range (f):                                               7.3%    7.5%     7.7%
                                                                                           -------------------------------------

___________________________
(a) Source: Bloomberg, 143 week (maximum weekly time period allowed, or the number of weeks available, which may be less than 143) adjusted beta relative to the S&P 500 index.
(b) Market value of debt is assumed to equal book value. See page C-6 for equity calculation.
(c) Ten - year Treasury rate on February 3, 1999.
(d) Ibbotson Associates 1998. Total returns for the small company stocks of 17.7% minus the risk-free rate.
(e) Based on Pro forma debt structure.
(f) Calculation based upon use of the Capital Asset Pricing Model (CAPM).

                                                                        Page D-2

IMPLIED UNIT VALUE ANALYSIS
SENIOR SUBORDINATED UNITS
REQUIRED RATE OF RETURN

-------------------------------------------------------------------------------------------------------------------------
                                                              1999      2000      2001       2002     Thereafter(a)
                                                            --------  --------  --------   --------   -------------
SENIOR SUBORDINATED UNIT (WITHOUT CU)
   Indicated Distribution                                   $  0.00   $  2.30   $  2.30    $  2.30      $  2.30
   Cost of Equity                                              20.0%     20.0%     20.0%      20.0%         9.9%
                                                            --------
   NPV of future distributions                              $ 16.72
                                                            --------
CONTINGENT UNIT
    Indicated Distribution (b)                              $     0   $     0   $     0    $     0      $     0
    Cost of Equity                                             20.0%     20.0%     20.0%      20.0%         9.9%
                                                            --------
   NPV of future distributions                              $     0
                                                            --------

--------------------------------------------------------------------
UNIT VALUE OF SENIOR SUBORDINATED UNIT WITH ATTACHED CU     $ 16.72
   (Each Unit has claim to 1/3,245 of the Contingent Unit.)
--------------------------------------------------------------------

                                                              1999      2000      2001       2002     Thereafter(a)
                                                            --------  --------  --------   --------   -------------
SENIOR SUBORDINATED UNIT (WITHOUT CU)
    Indicated Distribution                                  $  0.00   $  2.30   $  2.30    $  2.30      $  2.30
    Cost of Equity                                             30.0%     30.0%     30.0%      30.0%         9.9%
                                                            --------
    NPV of future distributions                             $ 12.96
                                                            --------

CONTINGENT UNIT
    Indicated Distribution (b)                              $     0   $     0   $     0    $     0      $     0
    Cost of Equity                                             30.0%     30.0%     30.0%      30.0%         9.9%
                                                            --------
    NPV of future distributions                             $     0
                                                            --------

--------------------------------------------------------------------
UNIT VALUE OF SENIOR SUBORDINATED UNIT WITH ATTACHED CU     $ 12.96
   (Each Unit has claim to 1/3,245 of the Contingent Unit.)
--------------------------------------------------------------------

(a) Distributions made after 2002 are discounted at the cost of equity for the Common Units, estimated at 9.9% due to the end of the Subordination Period.

(b)  Assumes that the Contingent Units Test is not met.

                                                                        Page D-3

IMPLIED UNIT VALUE ANALYSIS
THEORETICAL PRO FORMA COST OF EQUITY FOR SENIOR SUBORDINATED UNITS
($ IN MILLIONS)

==============================================================================================================================
                                                    Total                           Implied     Total     Total
                                                   Market       Unit      Total      Market     Debt/    Debt as %     Un-
                                        Levered   Val. Debt   Price at    Units     Value of    Total    of Total    levered
Comparable Company                      Beta (a)  (Bk = Mkt)  (2/3/99)  Out. (Mil)   Equity     Equity    Capital      Beta
-----------------------------------------------------------------------------------------------------------------------------
AmeriGas Partners, L.P.                   0.44      $719.0    $23.625      41.9     $1,009.8    71.2%      41.6%      0.257
Cornerstone Propane Partners, L.P.        0.55       263.1     17.500      19.9        355.6    74.0%      42.5%      0.316
Ferrellgas Partners, L.P.                 0.47       594.3     18.688      31.3        596.8    99.6%      49.9%      0.235
Heritage Propane Properties, L.P.         0.48       198.3     23.750       8.6        207.9    95.4%      48.8%      0.246
National Propane Partners, L.P.           0.76       139.2      5.063      11.2         58.0   239.8%      70.6%      0.224
Star Gas Partners, L.P.                   0.51       115.7     18.063       6.3        115.3   100.4%      50.1%      0.255
Suburban Propane Partners, L.P.           0.44       428.2     19.188      28.7        562.4    76.1%      43.2%      0.250

                                                                       -----------------------------------------------------------
                                                                       Pro forma capitalization - at market(b)
Comparable group's average unlevered beta                      0.25        Total debt                             $518.7    91.1%
Pro forma adjusted debt-to-subordinated equity ratio(b)     1027.8%        Total equity                             50.5     8.9%
                                                                                                                  ------   ------
Pro forma adjusted debt as a percent of total capital(b):     91.1%                                               $569.2   100.0%
                                                                       ----------------------------------------------------------
Comparable group's beta relevered for Pro forma capital
  structure(b):                                               1,835
                                                             ======


DERIVATION OF WEIGHTED AVERAGE COST OF CAPITAL:                                      Market Risk Premium Range(d)
-----------------------------------------------                                    -------------------------------
                                                                                       11.3%    12.3%     13.3%
                                                                                   -------------------------------
Pro forma theoretical levered beta:                                    1.835
Assumed % of subordinated equity in Pro forma capital structure(b):     8.9%
Risk-free rate of return(c):                                            4.8%
Pro forma cost of equity range (at various market risk premiums):                      25.6%    27.4%     29.2%
                                                                                       =====    =====     =====
                                                                                   -------------------------------

__________________________
(a) Source: Bloomberg. 143 week (maximum weekly time period allowed, or the number of weeks available, which may be less than 143) adjusted beta relative to the S&P 500 index.

(b) Market value of debt is assumed to equal book value; for purposes of this calculation only, debt includes the market value of pro forma common units; equity includes only the value of senior subordinated, junior subordinated units, and GP units.

(c)  Ten-year Treasury rate on February 3, 1999.

(d) Ibbotson Associates 1998. Total returns for small company stocks of 17.7% minus the risk-free rate.

                                                                        Page D-4

IMPLIED UNIT VALUE ANALYSIS
JUNIOR SUBORDINATED AND GP UNITS

     ---------------------------------------------------------------------------

                                                                 Range
                                                              ------------
       Required rate of return (a)        35.0%-45.0%         $ 9.19-11.50
       Trading yield (b)                  15.0%-17.0%         $13.53-15.33
       Discount to common units (c)       25.0%-35.0%         $12.40-14.31


                                          Range               $ 9.19-15.33
                                          Adjusted Range (d)  $12.40-14.31

                                                              ------------
                                          Assumed value  (e)  $   13.35
                                                              ------------

     (a) Represents required rate of return during subordination period, which is assumed to continue through the end of fiscal 2002. Thereafter, the rate of return is assumed to equal that of the common units, for a blended required rate of return of 18.4% to 22.6%. Cost per unit calculations provided on page D-7.

     (b) Based on a $2.30 annualized MQD.

     (c) Based on a discount to the common unit's average closing price for the last 20 trading days as of 2/3/99 of $19.08, as referenced on page D-1.

     (d) Represents the middle values of both the range of highs and lows.

     (e) Implied required rate of return, trading yield and discount to common at a unit price of $13.35 are 28.8% during subordination (16.0% blended), 17.2%, and 30.0%, respectively.

                                                                        Page D-5

IMPLIED UNIT VALUE ANALYSIS
JUNIOR SUBORDINATED AND GP UNITS
Required Rate of Return

     ========================================================================================================================

                                                                        1999      2000      2001      2002      Thereafter (a)
                                                                        ----      ----      ----      ----      --------------
     JUNIOR SUBORDINATED AND GP UNITS

        Indicated Distribution                                         $ 0.00    $2.30     $2.30     $2.30       $2.30
        Cost of Equity                                                   35.0%    35.0%     35.0%     35.0%        9.9%
                                                                       ------
        NPV of future distributions                                    $11.50
                                                                       ------

     CONTINGENT UNIT

       Indicated Distribution (b)                                      $    0    $   0     $   0     $    0      $   0
       Cost of Equity (c)                                                25.0%    25.0%     25.0%      25.0%       9.9%
                                                                       ------
       NPV of future distributions                                     $    0
                                                                       ------

     ------------------------------------------------------------------------
     UNIT VALUE OF JUNIOR SUBORDINATED AND GP UNIT WITH ATTACHED CU    $11.50
       (Each Unit has claim to 1/3,245 of the Contingent Unit.)
     ------------------------------------------------------------------------

                                                                        1999      2000      2001      2002      Thereafter (a)
                                                                        ----      ----      ----      ----      --------------
     JUNIOR SUBORDINATED AND GP UNITS

       Indicated Distribution                                          $ 0.00    $2.30     $2.30     $2.30      $2.30
       Cost of Equity                                                    45.0%    45.0%     45.0%     45.0%       9.9%
                                                                        -----
       NPV of future distributions                                     $ 9.19
                                                                        -----

     CONTINGENT UNIT

       Indicated Distribution (b)                                      $    0    $   0     $   0     $   0      $   0
       Cost of Equity (c)                                                25.0%    25.0%     25.0%     25.0%       9.9%
                                                                        -----
       NPV of future distributions                                     $    0
                                                                        -----

     ------------------------------------------------------------------------
     UNIT VALUE OF JUNIOR SUBORDINATED AND GP UNIT WITH ATTACHED CU    $ 9.19
       (Each Unit has claim to 1/3,245 of the Contingent Unit.)
     ------------------------------------------------------------------------

     (a) Distributions made after 2002 are discounted at the cost of equity for the Common Units, estimated at 9.9% due to the end of the Subordination Period.
     (b) Assumes that the Contingent Units Test is not met.
     (c) Utilized senior subordinated discount rate as CUs convert to senior subordinated units.

                                                                        Page D-6

IMPLIED UNIT VALUE ANALYSIS
THEORETICAL PRO FORMA COST OF EQUITY FOR JUNIOR SUBORDINATED AND GP UNITS ($ IN MILLIONS)

==============================================================================================================================
                                                    Total                           Implied     Total     Total
                                                   Market       Unit      Total      Market     Debt/    Debt as %     Un-
                                        Levered   Val. Debt   Price at    Units     Value of    Total    of Total    levered
Comparable Company                      Beta (a)  (Bk = Mkt)  (2/3/99)  Out. (Mil)   Equity     Equity    Capital      Beta
-----------------------------------------------------------------------------------------------------------------------------
AmeriGas Partners, L.P.                   0.44      $719.0    $23.625      41.9     $1,009.8    71.2%      41.6%      0.257
Cornerstone Propane Partners, L.P.        0.55       263.1     17.500      19.9        355.6    74.0%      42.5%      0.316
Ferrellgas Partners, L.P.                 0.47       594.3     18.688      31.3        596.8    99.6%      49.9%      0.235
Heritage Propane Properties, L.P.         0.48       198.3     23.750       8.6        207.9    95.4%      48.8%      0.246
National Propane Partners, L.P.           0.76       139.2      5.063      11.2         58.0   239.8%      70.6%      0.224
Star Gas Partners, L.P.                   0.51       115.7     18.063       6.3        115.3   100.4%      50.1%      0.255
Suburban Propane Partners, L.P.           0.44       428.2     19.188      28.7        562.4    76.1%      43.2%      0.250

                                                                       -----------------------------------------------------------
                                                                       Pro forma capitalization - at market(b)
Comparable group's average unlevered beta:                      0.25       Total debt                             $559.1    98.2%
Pro forma adjusted debt-to-junior subordinated equity                      Total equity                             10.1     1.8%
  ratio(b):                                                  5558.7%                                              ------   ------
Pro forma adjusted debt as a percent of total capital(b):      98.2%                                              $569.2   100.0%
                                                                       ----------------------------------------------------------
Comparable group's beta relevered for Pro forma capital
  structure:                                                  8.803
                                                             ======


DERIVATION OF WEIGHTED AVERAGE COST OF CAPITAL:                                      Market Risk Premium Range(d)
-----------------------------------------------                                    -------------------------------
                                                                                       11.3%    12.3%     13.3%
                                                                                   -------------------------------
Pro forma theoretical levered beta:                                   8.803
Assumed % of junior subordinated equity in Pro forma capital
  structure(b):                                                         1.8%
Risk-free rate of return(c):                                            4.8%
Pro forma cost of equity range (at various market risk premiums):                     104.3%   113.1%    121.9%
                                                                                      ======   ======    ======
                                                                                   -------------------------------

__________________________
(a) Source: Bloomberg. 143 week (maximum weekly time period allowed, or the number of weeks available, which may be less than 143) adjusted beta relative to the S&P 500 index.

(b) Market value of debt is assumed to equal book value; for purposes of this calculation only, debt includes the market value of common and senior subordinated units; equity only includes the value of junior subordinated, and GP units.

(c)  Ten-year Treasury rate on February 3, 1999.

(d) Ibbotson Associates 1998. Total returns for small company stocks of 17.7% minus the risk-free rate.

                                                                        Page D-7

PRO FORMA MERGER ANALYSIS


  [_] A.G. Edwards analyzed the impact of the Transaction on the Partnership's distributable cash flow per unit, the related accretion, common unit coverage and total unit coverage on a pro forma basis.

               ----------------------------------------------------------------
                                                         STAR GAS     STAR GAS
                                                       STAND-ALONE   PRO FORMA
                                                       ------------  ----------
               DCF PER UNIT
                    1998 Actual                           $ 1.30      $ 1.44
                    1999 Adjusted for Actual (a)            1.51        2.07
                    2000 Projected                          2.02        2.39

               ACCRETION/DILUTION
                    1998 Actual                                       $ 0.13
                    1999 Adjusted for Actual (a)                        0.56
                    2000 Projected                                      0.37

               COMMON UNIT COVERAGE
                    1998 Actual                             0.98x       0.78x
                    1999 Adjusted for Actual (a)            1.13        1.12
                    2000 Projected                          1.49        1.29

               TOTAL UNIT COVERAGE
                    1998 Actual                             0.59x       0.62x
                    1999 Adjusted for Actual (a)            0.68        0.90
                    2000 Projected                          0.92        1.04

               ----------------------------------------------------------------
               (a) Adjusted to include actual results through January 21, 1999.

                                                                        Page E-1

MERGER PREMIUMS TO MARKET VALUE ANALYSIS


 [_] A.G. Edwards analyzed the premium of the consideration to be received by Petro Common Shareholders and compared the premium to Petro's current and historical prices. These premiums were compared to premiums paid in acquisitions of majority or remaining interests announced and completed between January 1, 1996 and February 3, 1999 where the target's share price one week prior to the announcement date was either (i) equal to or less than $5, (ii) greater than $5 and less than $10, or (iii) equal to or greater than $10.


 [_] Premiums were calculated one day, one week, four weeks, three months and one year prior to the announcement of the agreement in principle for each merger.

  ================================================================================================================================
  COMPARISON OF PREMIUMS PAID
  --------------------------------------------------------------------------------------------------------------------------------
                                                                        PETRO AT        MEAN OF TRANSACTIONS  MEAN OF TRANSACTIONS
                                                                      $1.91 PER UNIT        EQUAL TO OR          GREATER THAN $5
  PREMIUM TO STOCK PRICE PRIOR TO ANNOUNCEMENT ON AUGUST 14TH:          OFFER PRICE        LESS THAN $5         AND LESS THAN $10
    ------------------------------------------------------------------------------------------------------------------------------
          One day prior:                                                   1.9%                57.8%                34.3%

          One week prior:                                                  9.1%                68.5%                43.2%

          Four weeks prior:                                               -7.4%                71.1%                50.1%

          Three months prior:                                             19.8%                71.8%                63.6%

          One year prior:                                                -36.3%                51.9%                51.3%

                                                   -------------------------------------------------------------------------------
                                                   Maximum                19.8%                71.8%                63.6%
                                                   Minimum               -36.3%                51.9%                34.3%
                                                   ===============================================================================


  ===================================================================================
  COMPARISON OF PREMIUMS PAID
  -----------------------------------------------------------------------------------
                                                                 MEAN OF TRANSACTIONS
                                                                     EQUAL TO OR
  PREMIUM TO STOCK PRICE PRIOR TO ANNOUNCEMENT ON AUGUST 14TH:     GREATER THAN $10
    ---------------------------------------------------------------------------------
          One day prior:                                              28.4%

          One week prior:                                             32.9%

          Four weeks prior:                                           39.4%

          Three months prior:                                         54.7%

          One year prior:                                             72.1%

                                                   ----------------------------------
                                                   Maximum            72.1%
                                                   Minimum            28.4%
                                                   ==================================

 [_] The premium to Petro's current stock price ($1.00 as of February 3, 1999) was 91.0%

                                                                       Page  F-1

MERGER PREMIUMS TO MARKET VALUE ANALYSIS
MERGERS WITH TARGET PRICE EQUAL TO OR LESS THAN $5 PER SHARE
ANNOUNCED AND COMPLETED 1/1/96 - 2/3/99

================================================================================


Date      Date
Announced Effective  Target Name                     Target Business Description      Acquirer Name
_____________________________________________________________________________________________________________________________
01/10/96  06/26/96   American Resource Corp          Gold mining company              REA Gold Corp
01/18/96  08/23/96   AMSERV Healthcare Inc           Pvd temp nursing employment      Star Multi Care Services Inc
01/23/96  05/09/96   Portage Industries Corp         Mnfr extruded plastic sheets     Spartech Corp
02/05/96  09/30/96   Customedix Corp                 Mnfr dental, medical products    CUS Acquisition Inc
02/13/96  07/12/96   Medical Innovations Inc         Pvd home health care services    Horizon/CMS Healthcare Corp
02/15/96  04/29/96   LDI Corp                        Computer equip leasing svcs      NationsBank Corp, Charlotte, NC
02/28/96  07/11/96   Salton/Maxim Houswares Inc      Mnfr electric housewares, fares  Windmere Corp
03/13/96  09/27/96   DeSolo Inc                      Mnfr paints and detergents       Keystone Consolidated Inds Inc
04/16/96  05/31/96   CIS Technologies Inc            Manufacture computers            National Data Corp
04/22/96  06/04/96   Cornerstone Natural Gas Co      Natural gas distribution svcs    El Paso Field Svcs (El Paso)
05/03/96  03/17/98   Homeowners Group Inc            Real estate insurance agency     Cross Country Group Inc
05/06/96  09/03/96   Transcisco Industries Inc       Mnfr service railroad equip      Trinity Industries Inc
05/07/96  09/03/96   NMR of America Inc              Pvd medical equip leasing svcs   Medical Resources Inc
05/13/96  08/30/96   MDT Corp                        Mnfr sterility assurance equip   Getinge Industries AB
05/15/96  09/10/96   Carlisle Plastics Inc           Mnfr whl plastic prods, resins   Tyco International Ltd
06/03/96  01/09/97   Bio-Dental Technologies Corp    Provide dental research svcs     Zila Inc
06/10/96  07/22/96   SysteMed Inc                    Pvd medical services             Merck-Medco Managed Care Inc
06/11/96  09/03/96   Computer Identics Corp          Manufacture bar code scanners    Robotic Vision Systems Inc
06/17/96  10/07/96   Scanforms Inc                   Mnfr business forms              Big Flower Press Holdings Inc
06/21/96  08/23/96   Computer Petroleum Corp         Information retrieval svcs       United Communications Group
06/24/96  12/05/96   MEM Co Inc                      Manufacture toiletries           Renaissance Cosmetics Inc
07/31/96  11/13/96   Calgene Inc                     Own and operate greenhouse       Monsarto Co
08/13/96  02/27/97   LaTex Resources Inc             Oil and gas expl prodn           Alliance Resources PLC
09/10/96  01/03/97   GreenStone Industries Inc       Manufacture stationery           Louisiana-Pacific Corp
09/11/96  03/04/97   Cherrpower Inc                  Insulation, asbestos abatement   American Eco Corp
09/16/96  12/06/97   Proler International Corp       Whl scrap metals & metals        Schnitzer Steel Industries Inc
09/26/96  01/24/97   General Physics Corp            Provide training services        National Patent Development
10/02/96  12/27/96   Software Publishing Corp        Develop software                 Allegro New Media
10/03/96  11/12/97   Pittencrieff Communications     Pvd radio telephorne commun svcs Nextel Communications Inc
10/04/96  12/31/96   Pet Food Warehouse Inc          Own, op pet food stores          Petco Animal Supplies Inc
10/30/96  12/20/96   Pacific Rehab & Sports Med      Own, op rehab hospital           Horizon/CMS Healthcare Corp
11/05/96  03/14/97   Panatech Research & Development Manufacture semiconductors       Harbour Group Ltd
11/25/96  02/28/97   American Studios Inc            Pvd photography services         PCA International Inc
12/06/96  03/18/97   MaxServ Inc (Sears Roebuck)     Pvd technical info support svc   Sears Roebuck & Co
12/09/96  02/28/97   Houston Biotechnology Inc       Mnfr monoclonal antibodies       Medarex Inc
12/18/96  09/29/97   Aircoa Hotel Partners LP        Real estate agency               Regal Hotel Management Inc
01/24/97  07/02/97   INCSTAR Corp (Sonin Biomedical) Mnfr diagnostic substances       American Standard Inc
01/28/97  05/21/97   Calgene Inc (Monsarto Co)       Own and operate greenhouse       Monsarto Co
01/30/97  08/12/97   AST Research Inc                Mnfr computers, dvlp software    Samsung Electronics Co Ltd
02/07/97  08/01/97   MS Financial (MS Diversified)   Pvd financial credit services    Search Financial Services Inc
02/11/97  07/31/97   Serv-Tech Inc                   Maintenance and cleaning svcs    Philip Environmental Inc
03/04/97  06/27/97   Audio King Corp                 Own, op consumer eledn stores    Ultimate Electronics Inc
04/15/97  06/30/97   Kurzweil Applied Intelligence   Electronic computing equip       Lernout & Hauspie Speech
04/30/97  07/25/97   Arden Industrial Products Inc   Whl fasteners                    Park-Ohio Industries Inc
                                                                                             Premium
                                                                    ------------------------------------------------------------
                                              Value of  Enterprise    1 Day        1 Week      4 Week      3 Months    1 Year
Date      Acquirer                         Transaction       Value    Prior to    Prior to    Prior to    Prior to
Announced Business Description                 ($ mil)     ($ mil)   Annc. Date  Annc. Date  Annc. Date  Annc. Date  Annc. Date
--------------------------------------------------------------------------------------------------------------------------------
01/10/96  Gold mining company                     77.5      76.353        30.77       23.50       27.03
01/18/96  Pvd home health care services            9.2       7.895        14.56       27.29       20.59     -4.67     20.42
01/23/96  Manufacture plastic products            15.8      17.540        46.67       78.98       78.98    134.67    193.33
02/05/96  Investment company                       3.6      15.103        22.58       26.67        5.56     19.00    -18.98
02/13/96  Pvd nursing care services               30.3      41.725        13.85       18.40        5.71      5.71     37.67
02/15/96  Bank hldg corpvd finl svcs              28.1     288.893        31.20       21.48       49.09     26.15      5.81
02/28/96  Mnfr personal care appliances           21.1      53.442        -0.19       12.84        3.81      1.65     -9.05
03/13/96  Manufacture steel wire                  36.1      40.529        65.41       53.00       80.00    118.57     53.00
04/16/96  Pvd info, transaction svcs              99.3     112.471        50.50       30.16       30.16     -5.57     33.78
04/22/96  Own, op oil and gas pipelines           96.6      97.614        28.00       29.73      100.00    134.15    182.35
05/03/96  Pvd homeowner memberships svcs          11.4      14.968        22.07       26.77       93.88    135.43     17.71
05/06/96  Mnfr transp equip, parts                44.7      51.126        15.56       36.84       28.40     57.58    271.43
05/07/96  Own, op diagnostic imaging ctrs         40.4      57.369        41.43       86.79       90.39     98.08     37.56
05/13/96  Mnfr sterilizing equipment              70.3      69.457        12.82       22.22        4.76     15.79     -6.38
05/15/96  Mnfr fire protection systems           122.4     273.282        38.20       38.20       41.83     73.94     31.51
06/03/96  Mnfr, whl pharmaceuticals               40.3      48.477        64.99       43.28      109.42    194.49     65.09
06/10/96  Health insurance company                64.8      60.646        -4.00        4.35        9.09    -23.81    -56.36
06/11/96  Mnfr 2-D, 3-D vision-based sys          42.0      40.881        63.11       54.53       54.53     72.71     19.84
06/17/96  Pvd advertising, marketing svcs         27.5      15.661        61.40       61.40       58.62     70.37    130.00
06/21/96  Publish newsletters                     12.0      11.548        28.33       46.67       71.11    105.33    208.00
06/24/96  Investor group                          38.2      29.577        13.21       81.82       90.48     93.55    114.29
07/31/96  Mnfr agro cherris, manmade fibers       50.0     584.080        64.10       80.28       39.13     31.96     14.29
08/13/96  Oilo and gas exploration, prodn         27.1      44.759       181.14      202.77      181.14    228.00    107.16
09/10/96  Mnfr lumber plywood, pulp               29.2      40.823        33.33       52.73       58.49     42.37     50.00
09/11/96  Pvd engineering services                50.0      36.189        48.06       48.06       45.88     50.30     65.33
09/16/96  Manufacture steel products              42.5      68.146       132.26      125.00      148.28     33.33      9.09
09/26/96  Mnfr contact lenses                     26.1      70.360        16.57       31.61       36.00     23.64     45.71
10/02/96  Pvd software services                   25.2       8.786        14.86       10.90       60.80    -88.09
10/03/96  Pvd cellular telephone svcs            116.3     159.860         8.95       14.40       30.74    -13.08     29.14
10/04/96  Own and operate pet stores              60.7      55.986        22.93       26.00       48.24     48.24     57.50
10/30/96  Pvd nursing care services               72.7      75.706        67.74       62.50       48.57     60.00      6.12
11/05/96  Mnfr steel cutting tools                29.2      26.218        55.56       55.56       51.35
11/25/96  Pvd photo processing services           66.3      67.650        50.48      110.53      166.67    -65.28    -73.33
12/06/96  Department stores finl svcs             46.0      87.263        19.23       67.57       55.00     67.57    129.63
12/09/96  Manufacture pharmaceuticals              8.6       8.700        52.00       62.13       52.00    -93.01    -92.05
12/18/96  Own, op hotels                           5.9     166.329      1233.33     1233.33     1233.33   1354.55   1042.86
01/24/97  Transportation, building prod          106.3     102.865        42.93       53.21       68.53
01/28/97  Mnfr agro cherris, manmade fibers      242.6     567.548        62.03       60.00       60.00     60.00     42.22
01/30/97  Mnfr consumer electronics              495.8     558.108        16.76        8.00       20.00     23.43    -31.43
02/07/97  Pvd business credit services            17.2     102.602        20.00       46.67       10.00      1.54    -70.67
02/11/97  Provide waste management svcs           73.4      54.956        32.00       60.00       88.57    129.57     12.34
03/04/97  Own, op radio, TV, eledn stores          6.0      12.363        60.00       68.00       68.00     68.00    -18.05
04/15/97  Mnfr speech tech products               51.3      50.582        83.83       69.69       66.49     84.00     63.65
04/30/97  Mnfr forged and mechined parts          42.0      44.995        41.18       50.00       37.14     20.00     26.32

MERGER PREMIUMS TO MARKET VALUE ANALYSIS

MERGERS WITH TARGET PRICE EQUAL TO OR LESS THAN $5 PER SHARE

ANNOUNCED AND COMPLETED 1/1/96 - 2/3/99

(CONTINUED)

================================================================================

DATE            DATE
ANNOUNCED     EFFECTIVE       TARGET NAME                           TARGET BUSINESS DESCRIPTION      ACQUIROR NAME
------------------------------------------------------------------------------------------------------------------------------------
05/01/97      08/01/97        Cryenco Sciences Inc                  Mnfr liquid gas storage tanks    Chart Industries Inc
05/08/97      09/10/97        Imex Medical Systems Inc              Mnfr fetal diagnostic instr      Nicolet Biomedical Inc
06/16/97      09/30/97        Frederick's of Hollywood, Inc.        Women's clothing stores          Investor Group
06/24/97      07/25/97        Jillians Entertainment Corp           Own, op billiards clubs          JW Childs Equity Partners LP
07/22/97      12/16/97        Box Worldwide Inc                     Pvd interactive TV svcs          TCI Music (Tele-Communications)
07/23/97      12/02/97        Rudy's Restaurant Group               Own and operate restaurants      Berahana Inc
08/01/97      09/26/97        Community Care of America Inc         Own, op nursing homes            Integrated Health Services Inc
08/07/97      12/02/97        Magnetic Technologies Corp            Manufacture copiers printers     SPS Technologies Inc
08/14/97      12/31/97        Allied Capital Advisers Inc           Investment advisory svcs         Allied Capital Lending Corp
09/02/97      12/03/97        Ground Round Restaurants              Own and operate restaurants      CRR Holdings LLC
09/04/97      12/30/97        Cinergi Pictures Entertainment        Pvd motion picture prodn svcs    Investor Group
09/26/97      09/26/97        Laclede Steel Co                      Own, operate steel works         Birmingham Steel Corp
10/10/97      01/07/98        Puro Water Group Inc                  Whl bottled water                United States Filter Corp
10/13/97      03/19/98        Integrated Brands Inc                 Produce ice cream                Yogan Fruz World-Wide Inc
11/03/97      02/25/98        Individual Inc                        Pvd on-line info retrieval svc   Desktop Data Inc
11/04/97      01/12/98        Computer Vision Corp                  Mnfr computers, peripherals      Parametric Technology Corp
11/12/97      03/03/98        PureTec Corp                          Manufacture plastic products     Teloni-Plex Inc
11/24/97      01/07/98        General Host Corp                     Own, op specialty retail stores  Cypress Group LLC
12/02/97      03/17/98        Staodyn Inc                           Mnfr electromedical equipment    Rehabilicare Inc
12/12/97      02/13/98        Impact Systems Inc                    Paper prodn control systems      Voith Sulzer Paper Technology
12/12/97      09/10/98        Timber Lodge Steakhouse Inc           Own, op restaurants              Santa Barbara Restaurant Group
12/15/97      02/24/98        MetroGolf Inc                         Own, op golf centers             Family Golf Centers Inc
12/22/97      05/20/98        Artistic Greetings Inc                Mnfr personalized stationery     MDC Communications Corp
12/23/97      03/20/98        American Paging Inc                   Pvd wireless messaging svcs      Telephone and Data Systems Inc
12/23/97      01/27/98        Hi-Lo Automotive Inc                  Own, op auto parts stores        O'Reilly Automotive Inc
01/13/98      07/31/98        Bird Corp                             Manufacture building products    CertainTeed Corp
01/16/98      02/26/98        Opthalmic Imaging Systems Inc         Mnfr, design, market imaging sys Premier Laser Systems
01/26/98      05/06/98        TransAmerican Waste Industries        Pvd waste management services    USA Waste Services Inc
02/09/98      06/18/98        American Waste Services               Provide waste management svcs    USA Waste Services Inc
02/19/98      10/15/98        Casino Magic Corp                     Own, operate casinos             Hollywood Park Inc
02/23/98      06/26/98        CorrpScript Inc                       Pvd pharmaceutical mgnt svcs     Omnicare Inc
03/02/98      04/30/98        First Alert Inc                       Mnfr fire and burglar alarms     Sunbeam Corp
03/31/98      06/29/98        IBAH Inc                              Mnfr pharmaceutical products     Omnicare Inc
04/09/98      07/29/98        Spec's Music Inc                      Record and video retail stores   Camelot Music Holdings
04/10/98      06/26/98        Dataflex Corp                         Whl microcomputer equipment      CompuCom SystemsInc(Safeguard)
04/22/98      06/29/98        Accel Graphics Inc                    Mnfr graphics accelerators       Evans & Sutherland Computer
04/23/98      07/31/98        Morrison Restaurants Inc              Own, operate eating places       Piccadilly Cafeterias Inc
05/05/98      09/25/98        Allied Digital Technologies Co        Mnfr multi media software prod   Investor Group
05/07/98      07/31/98        Innovative Tech Systems Inc           Dvlp facilities mgnt software    Peregine Systems Inc
05/11/98      07/14/98        Micronics Computers Inc               Mnfr system boards               Diamond Multimedia Systems Inc
05/12/98      08/24/98        Virus Research Institute Inc          Mnfr biological products         T Cell Sciences Inc
05/19/98      11/16/98        GTI Corp (Telemetrix PLC)             Mnfr electronic components       Technitrol Inc
05/20/98      09/15/98        InnoServ Technologies                 Pvd med equip repair svcs        GE Medical Systems
05/22/98      07/22/98        Pete's Brewing Co                     Produce beer                     Carrbrinus Co
05/29/98      08/17/98        Arch Petroluem Inc                    Oil, gas mining                  Pogo Producing Co
06/02/98      10/08/98        RF Power Products                     Mnfr, whl RF power delivery sys  Advanced Energy Industries

                                                  VALUE OF   ENTERPRISE                            PREMIUM
                                                                         -----------------------------------------------------------
DATE           ACQUIROR                        TRANSACTION        VALUE       1 DAY PRIOR          1 WEEK PRIOR        4 WEEKS PRIOR
ANNOUNCE       BUSINESS DESCRIPTION                ($ MIL)       ($MIL)     TO ANNC. DATE         TO ANNC. DATE       TO ANNC. DATE
------------------------------------------------------------------------------------------------------------------------------------
05/01/97       Mnfr process control instmnts          19.2       27.904             69.23                 76.00               72.55
05/08/97       Investment company                      9.3       10.238              7.90                  2.76                2.76
06/16/97       Investor group                         69.4       57.007             48.85                 44.47               25.95
06/24/97       Investment company                      4.7        7.007             14.29                 77.78               45.46
07/22/97       Pvd communications services            36.1       36.101             20.00                 54.84              152.63
07/23/97       Own and operate restaurants            18.8       18.936             50.94                 70.21               72.04
08/01/97       Pvd specialty healthcare svcs          94.0       89.996             23.08                 18.52               88.24
08/07/97       Mnfr industrial fasteners              16.8       15.984             25.00                 25.00               33.33
08/14/97       Closed-end mgnt investment co          49.5       44.111             10.41                  4.68               10.41
09/02/97       Investment company                     17.5       56.945             10.00                 10.00               -5.71
09/04/97       Investor group                         16.3       59.794             26.90                 24.75               56.60
09/26/97       Manufacture steel, steel prod          15.0      131.767            106.45                106.45              106.45
10/10/97       Mnfr water treatment equip             25.7       30.186             33.95                 47.69               44.00
10/13/97       Produce frozen yogurt                  46.8       51.274             69.94                106.35              167.50
11/03/97       Pvd info retrieval svcs                86.8       79.390              0.92                 14.93               -7.02
11/04/97       Develop, wholesale software           250.3      460.128             28.31                 69.92               18.63
11/12/97       Mnfr plastic                          324.6      281.484             28.74                 34.94               31.77
11/24/97       Investment bank                       326.2      278.128             60.00                 62.96               79.59
12/02/97       Mnfr electromedical equip              22.5       22.867             47.38                 47.38               89.49
12/12/97       Provide paper tech dvlp svcs           28.6       28.467             57.14                 49.15               44.26
12/12/97       Own, op fast food restaurant           30.4       30.925             74.13                 74.13               81.19
12/15/97       Own and operate golf courses            6.6       18.428             20.00                 20.00              -11.11
12/22/97       Provide marketing services             33.6       35.618             28.45                 47.10               52.00
12/23/97       Pvd telecommunications svcs             9.1      217.941             17.65                 33.33               29.03
12/23/97       Own, op auto supply stores             42.5       89.680            -14.07                 12.26               24.29
01/13/98       Mnfr asbestos, fiberglass prods        39.2       27.821             25.71                 18.92               29.41
01/16/98       Mnfr, whl laser sys, alarms             1.3        7.006             16.67                 27.27               40.00
01/26/98       Pvd waste disposal services           142.3      156.717             51.42                 36.57               78.59
02/09/98       Pvd waste disposal services           122.1      106.919            100.00                156.00              166.67
02/19/98       Own, op garning company               344.8      308.423             34.52                 32.07               32.07
02/23/98       Whl, retail pharmaceuticals            68.4       68.415             26.56                 67.24               52.70
03/02/98       Mnfr, whl household appliances        129.2      171.213             68.00                 90.91              110.00
03/31/98       Whl, retail pharmaceuticals           154.3      153.807             12.20                 61.40               58.62
04/09/98       Own, op chain record stores            26.8       25.276             30.37                 65.00               65.00
04/10/98       Manufacture computer equipment         25.2       46.850              8.43                  9.33               23.77
04/22/98       Mnfr computer graphics system          55.9       41.933             13.58                 22.67               21.05
04/23/98       Own and operate cafeterias             46.2        5.412             45.46                 73.91               81.82
05/05/98       Investor group                         69.2      110.009             14.29                 14.29               37.93
05/07/98       Dulp service desk software             75.7       72.285              8.04                 10.88               25.78
05/11/98       Manufacture multimedia systems         31.7       12.967             37.54                 15.29               50.77
05/12/98       Mnfr vaccines, related products        62.6       60.225             91.64                 75.67               81.72
05/19/98       Mnfr electronic components             33.7       36.727              1.22                 34.05               -2.75
05/20/98       Mnfr diagnostic imaging equip          13.1       11.596             30.77                 32.04               42.66
05/22/98       Produce, wholesale beer                69.4       51.299              6.25                 39.73               41.67
05/29/98       Oil and gas exploration, prodn        114.0      100.081              0.13                  5.47               -3.53
06/02/98       Mnfr power delivery systems            60.8      173.871            251.61                354.17              431.71

DATE              3 MONTHS PRIOR              1 YEAR PRIOR
ANNOUNCE          TO ANNC. DATE              TO ANNC. DATE
----------------------------------------------------------------------------
05/01/97                   41.94                     -26.67
05/08/97                  -30.32                     -32.50
06/16/97                   93.75                      85.07
06/24/97                  220.00                     166.67
07/22/97                  231.03                      41.18
07/23/97                   60.00                       5.26
08/01/97
08/07/97                   42.85                      33.33
08/14/97                    8.97                     -28.00
09/02/97                   14.78                     -34.00
09/04/97                  236.00                      26.00
09/26/97                  113.33                      88.24
10/10/97                   44.00
10/13/97                  501.33                     381.07
11/03/97                   47.71                      -6.00
11/04/97                   14.33                     -55.09
11/12/97                  143.48                      69.70
11/24/97                   51.72                      77.69
12/02/97                  100.45                     152.95
12/12/97                   69.23                     109.52
12/12/97                   94.32                     139.43
12/15/97                  -25.00                     -75.51
12/22/97                   47.10                      21.60
12/23/97                   17.65                     -47.37
12/23/97                   17.97                      74.00
01/13/98                   37.50                      -8.33
01/16/98                   75.00                     -63.16
01/26/98                   55.02                      70.15
02/09/98                  -79.08                     -56.76
02/19/98                   72.95                     -19.29
02/23/98                   80.10                     -57.69
03/02/98
03/31/98                   53.33                      -9.80
04/09/98                  340.00                     230.00
04/10/98                   21.48                      49.09
04/22/98                   62.83                     -38.67
04/23/98                   77.78                       8.11
05/05/98                   86.05                     158.06
05/07/98                   62.15                     301.52
05/11/98                   30.67                     -16.60
05/12/98                   46.44                       9.83
05/19/98                  -34.74                     -53.21
05/20/98                   21.43                     130.51
05/22/98                   45.83                       6.33
05/29/98                    4.00                     -17.67
06/02/98

                                                                      Page F - 3

MERGER PREMIUMS TO MARKET VALUE ANALYSIS
MERGERS WITH TARGET PRICE EQUAL TO OR LESS THAN $5 PER SHARE
ANNOUNCED AND COMPLETED 1/1/96 - 2/3/99
(continued)

===================================================================================================================================
Date            Date
Announced     Effective     Target Name                          Target Business Description        Acquiror Name
-----------------------------------------------------------------------------------------------------------------------------------
07/06/98      12/23/98      Peoples Telephone Co Inc             Own op public pay telephones       Davel Communications Group Inc
07/07/98      09/21/98      Republic Engineered Steels           Mnfr cold-finished steel prods     Investor Group
07/09/98      10/09/98      American Materials & Techs           Mnfr advanced composities           Cytec Industries
07/14/98      12/08/98      Consep Inc                           Manufacture pesticides             Verdant Brands Inc
07/14/98      09/18/98      DEP Corp                             Manufacture personal care prod     Henkel KGaA
07/20/98      10/01/98      US SerVis Inc                        Dvp, design, whl software          HBO & Co
07/23/98      10/08/98      Innova Corp                          Mnfr millimeter wave radios        Digital Microwave Corp
07/29/98      09/11/98      E-Z Serve Group                      Whl and retail gasoline            EBC Texas Acquisition Corp
08/19/98      12/16/98      Peerless Group Inc                   Develop computer software          Jack Henry & Associates Inc
08/26/98      01/12/99      Lion Brewery Inc                     Produce beer                       Malt Acquiring Inc
09/21/98      10/30/98      Gamma Biologicals Inc                Mnfr blood transfusion prod        Immucor Inc
09/23/98      11/13/98      Golden Eagle Group Inc               Pvd transp logistics svcs          USFreightways Corp
09/23/98      12/17/98      J&L Speciality Steel Inc             Mnfr steel, steel products         Usinor SA
10/07/98      12/31/98      Red Brick Systems Inc                Develop software                   Informix Corp
10/12/98      12/11/98      Consilium Inc                        Develop software                   Applied Materials Inc
10/13/98      12/31/98      DataWorks Corp                       Dvlp computer integrated sys       Platinum Software Corp
10/22/98      12/08/98      Lab Specialists of America Inc       Provide laboratory testing svc     Kroll-O'Gara Co
11/02/98      12/30/98      Intl Manufacturing Svcs Inc          Pvd electn manufacturing svcs      Celestica Inc(Onex Corp)
11/12/98      01/18/99      Hills Stores Co                      Own, op dept stores, shoe stores   Ames Department Stores Inc
12/03/98      01/22/99      Microdyne Corp                       Mnfr, whl telemetry products       L-3 Communications Holdings
12/29/98      12/29/98      Crowley Milner & Co                  Own, op department stores          Value City Department Stores

                                                Value of  Enterprise                     Premium
                                                                       -----------------------------------------------
Date        Acquiror                         Transaction       Value     1 Day Prior    1 Week Prior   4 Weeks Prior
Announced   Business Description                 ($mil)      ($mil)     to Annc. Date   to Annc. Date   to Annc. Date
----------------------------------------------------------------------------------------------------------------------
07/06/98    Pvd pay telephone common svcs         114.5      209.603          87.52            80.31          118.05
07/07/98    Investor group                        417.8      409.392          56.76            68.12           45.00
07/09/98    Manufacture chemicals                  34.8       35.050         100.00           100.00           81.13
07/14/98    Mnfr, wholesale fertilizers            12.4       18.480          -7.20            10.84            5.01
07/14/98    Mnfr, whl chemicals, detergents        89.7       90.606          31.25            95.35           78.72
07/20/98    Dvlp healthcare software               60.7       42.528         151.62            85.98          151.62
07/23/98    Mnfr telecommunications prod          115.7      116.449          16.17            36.50           30.00
07/29/98    Investment firm                        43.2      107.882          37.14            20.00           20.00
08/19/98    Develop computer software              37.0       35.447          50.97            59.14           47.20
08/26/98    Investor group                         18.3       14.413          13.94            27.46           21.29
09/21/98    Mnfr blood reagent products            25.6       25.310          87.83           127.37           23.43
09/23/98    Provide trucking services              30.2       35.062         223.64           184.80          223.64
09/23/98    Manufacture, wholesale steel          115.0      526.238         100.00           112.50           37.84
10/07/98    Dvlp management software               33.6       26.470          15.82            22.64           12.69
10/12/98    Mnfr wafer fabrication systems         45.2       41.319         145.71           145.71          145.71
10/13/98    Develop modular software               96.5       74.994          23.72            54.20           23.72
10/22/98    Pvd security prod svcs                 38.5       35.716          57.65            90.37           57.65
11/02/98    Mnfr memory prod power sys            173.2      163.891          42.93           172.56           83.13
11/12/98    Operate department stores              23.1      644.965          14.29             9.09          -11.11
12/03/98    Mnfr communications sys                90.0       73.077          15.94            60.00           44.14
12/29/98    Own, op variety stores                  0.3       78.243         390.48           296.15          194.29

                                                           -----------------------------------------------------------
                                                               Mean:           57.8%            68.5%           71.1%
                                                           ===========================================================

              ------------------------------
Date          3 Months Prior   1 Year Prior
Announced     to Annc. Date    to Annc. Date
--------------------------------------------
07/06/98             -72.74          -57.77
07/07/98              87.10          427.27
07/09/98             104.26           35.21
07/14/98             -20.00          -56.52
07/14/98              75,00          236.00
07/20/98             289.09          256.67
07/23/98             -59.82
07/29/98              20.00          -20.00
08/19/98              41.88           13.23
08/26/98              19.37           48.91
09/21/98
09/23/98             137.33          109.41
09/23/98               9.76          -48.70
10/07/98             -39.48          -64.61
10/12/98              76.41           -4.44
10/13/98             -48.35          -64.77
10/22/98              48.47           24.64
11/02/98              43.02          -32.60
11/12/98             -53.85          -59.32
12/03/98              66.67          -27.27
12/29/98             243.47           49.33

                 ---------------------------
                       71.8%           51.9%
                 ===========================

--------------------------------------------------------------------------------
Source: Securities Data Company, Inc; Three-month and one-year premiums calculated using security prices from FactSet Research Systems, Inc. Commercial banks and other similar financial institutions were excluded for the purpose of this analysis.

                                                                        Page F-4

MERGER PREMIUMS TO MARKET VALUE ANALYSIS
MERGERS WITH TARGET PRICE BETWEEN $5 AND $10 PER SHARE

Announced and Completed 1/1/96 - 2/3/99

====================================================================================================================================

Date              Date                                                                               Acquiror
Announced       Effective      Target Name                         Target Business Description       Business  Description
------------------------------------------------------------------------------------------------------------------------------------
01/03/96         08/28/96      International Jensen Inc             Mnfr radios and televisions      Recoton Corp
01/08/96         05/31/96      Medalist Industries Inc              Mnfr screws, bolts               Illinois Tool Works Inc
01/11/96         07/30/96      Golf Enterprises Inc                 Own, op golf course, club, shop  National Golf Properties Inc
01/16/96         02/26/96      KBL Healthcare Acq Corp              Healthcare venture capital co    Multicare Cos Inc
01/16/96         04/10/96      Orthopedic Technology Inc            Manufacture surgical supplies    Deputy Inc (Corange Ltd)
01/24/96         03/29/96      TGV Software Inc                     Develop software                 Cisco Systems Inc
01/29/96         04/08/96      Varitronic Systems Inc               Mnfr typewriters                 WH Brady Co
02/08/96         07/31/96      Citizens Security Group Inc          Insurance holding company        Meridian Insurance Group
03/04/96         06/27/96      Storage Properties Inc               Own and operate warehouses       Public Storage Inc
03/13/96         04/18/96      CAPCO Automotive Products Corp       Mnfr automobile parts            Eaton Corp
04/03/96         06/17/96      E&B Maine Inc                        Ret, whl marine accessories      West Marine Inc
04/15/96         11/22/96      Multi-Market Radio Inc               Own, op radio broadcasting stns  SFX Broadcasting Inc
04/22/96         07/18/96      Duplex Products Inc                  Manufacture business forms       Reynolds & Reynolds Co
04/22/96         08/07/96      Ideon Group Inc                      Operate ret mail order house     CUC International Inc
04/25/96         10/01/96      Sterling Chemicals Inc               Mnfr commodity chemicals         Investor Group
04/29/96         09/09/96      Crocker Realty Trust Inc             REIT                             Highwoods Properties Inc
05/16/96         08/20/96      Professional Sports Care Mngmt.      Own, op physical therapy clinic  HealthSouth Corp
05/20/96         08/29/96      Financing for Science Intl Inc       Pvd business credit services     Finova Group Inc
05/22/96         08/02/96      Network Express Inc                  Mnfr telecommunication equip     Cabletron Systems Inc
05/24/96         09/04/96      Clinton Gas Systems Inc              Oil and gas exploration, prod    JointEnergy Dvlp Investments
06/10/96         08/23/96      Bailey Corp                          Manufacture rubber products      Vernco Acquisition Corp
06/14/96         09/13/96      Bugaboo Creek Steak House Inc        Own, op restaurants              Longhom Steaks Inc
06/21/96         09/26/96      Applied Bioscience Intl (IMS)        Provide medical testing svcs     Pharmaceutical Product Dvlp
07/10/96         09/25/96      Brooktree Corp                       Manufacture semiconductors       Rockwell International Corp
07/03/96         09/05/97      Golden Poultry Co Inc                Produce, wholesale poultry       GoldKist Inc
07/11/96         10/11/96      Fay's Inc                            Own and operate drug stores      Thrift Drug Inc (JC Penney Co)
07/12/96         10/10/96      ADCO Technologies Inc                Mnfr adhesives and sealants      Astor Chemicals
07/12/96         10/23/96      Supercuts Inc                        Operate barber shops             Regis Corporation
07/19/96         08/30/96      FluoroScan Imaging Systems           Mnfr, whl x-ray imaging device   Hologic Designs
08/02/96         11/07/96      Colonial Data Technologies           Manufacture telecommun equip     US Order Inc
08/26/96         12/20/96      Home Shopping Network (Liberty)      Own, op TV Broadcasting statn    Silver King Communication Inc
09/09/96         09/23/96      Crocker Realty Trust Inc             REIT                             Highwoods Properties Inc
09/10/96         12/05/96      Acquitron Medical Inc                Manufacture apnea monitors       Nellcor Puritan-Bernett
09/11/96         12/02/96      ReadiCare Inc                        Own and operate HMO's            HealthSouth Corp
09/16/96         11/07/97      Centerior Energy Corp                Electric utility holding co      Ohio Edison Co
09/24/96         01/02/97      Datalogix International              Develop business software        Oracle Corp
10/01/96         04/25/97      Cosmetic Center Inc                  Operate cosmetic stores          Prestige Fragrance & Cosmetics
10/10/96         02/21/97      Knogo North America Inc              Mnfr search, navigation equip    Video Sentry Corp
10/10/96         11/27/96      WCI Steel (Renco Group Inc)          Manufacture steel                Renco Group Inc
10/17/96         02/27/97      Triad Systems Corp                   Develop turnkey computer sys     Investor Group
11/06/96         03/07/97      Midland Financial Group Inc          Fire, marine , casualty ins co   Progressive Corp
11/06/96         12/11/96      Union Switch & Signal Inc            Manufacture railroad equip       Ansaldo Transport SpA
11/11/96         03/17/97      AHI Healthcare Systems Inc           Pvd physician contracting svcs   FPA  Medical Management Inc
11/13/96         12/1?/96      Edmark Corp                          Develop Educational Software     IBM Corp
11/18/96         03/27/97      Tyco Toys Inc                        Manufacture and wholesale toys   Mattel Inc

====================================================================================================================================
                                           Value of     Enterprise                           Premium
                                                                 -------------------------------------------------------------------
Acquiror                                 Transaction          Value       1 Day Prior     1 Week Prior    4 Weeks Prior
Business Description                        ($mil)          ($mil)      to Annc. Date    to Annc. Date   to Annc. Date
------------------------------------------------------------------------------------------------------------------------------------
Mnfr audio, video equipment                  109.1         109.595         29.41          57.14             49.15
Mnfr indl fasteners, tools                    55.4          91.567        127.20         136.67            110.37
Real estate investment trust                  82.9         141.614         37.14          45.46             45.46
Own, op nursing care facilities              126.9         126.755         25.11          43.42             58.92
Mnfr orthopedic devices                       45.2          44.871         26.45          43.89             49.03
Mnfr inter-networking systems                 92.4          71.540         41.55          70.63             73.00
Mnfr indl labeling machines                   42.5          43.333         79.49          79.49             62.79
Insurance holding company                     22.6          26.703         88.68         108.33            117.39
Real estate investment trust                  22.8        1293.505         10.94          16.44             15.29
Manufacture automotive parts                 128.9         140.935         66.67          72.41             78.57
Own, op boat dealerships                      30.6          49.597          4.67          20.00              7.14
Own, op radio bakstg stations                104.0          89.166         11.11          29.87             19.05
Pvd comm phy sys & bus forms svcs             90.1          85.540          1.05          28.86             36.71
Provide discount club svcs                   381.8         382.225         38.46          54.29             36.17
Investor group                               798.4         791.162         29.73          47.69             47.69
Real Estate investment trust                 537.5         531.940         10.20          11.60             13.03
Own, op outpatient surgery ctr                64.8          54.952         13.74          29.05             34.21
Pvd Financial services                        39.2         193.919          4.49           6.67             12.53
Mnfr, whl, install LAN, WAN                  118.4         112.039        -10.64          19.97             39.01
Investment firm                               38.4          52.887          3.85          14.89             31.71
Investment holding company                    47.8         106.359          5.46           6.06             11.11
Own and operate steakhouses                   48.5          55.641          9.19          16.02             10.82
Pvd co??  phy research svcs                  491.5         483.418         75.34          82.86             77.78
Mnfr aircraft, defense systems               261.8         273.377         42.86          64.38             16.51
Produce, wholesale poultry                     521         209.708         52.00          50.00             39.02
Own and operate drug stores                  277.9         352.368         27.50          61.91             61.91
Mnfr specialty chemicals                      53.8          54.141         28.13          51.85             57.69
Operate hairstyling salons                   175.1         174.379         55.29          53.04             60.00
Mnfr and whl X-ray systems                    59.1          53.882        116.00         109.35             70.10
Pvd equip rental, leasing svcs               186.5         176.021         20.00          33.33             -6.80
Operate television stations                 1216.9        1069.458         38.95          62.46             62.46
Real estate investment trust                  76.1         557.561         18.80          20.30             21.85
Mnfr elect?patient monitors                   56.6          56.176         18.06          21.53             40.07
Own, op outpatient surgery dr                 73.9          70.736         66.79          55.42             55.42
Electric utility                            1612.6        6202.925         42.82          40.52             42.82
Develop database software                     80.0          63.045         28.00          42.22             56.10
Own and op retail stores                      32.8          30.680         17.39          45.33            103.47
Provide electrical services                   48.8          45.572         -3.38          13.31              7.45
Mnfr steel products                           56.5         437.182         17.65          29.03             77.78
Investor group                               193.1         225.973         68.18          60.87             89.74
Insurance holding company                     47.2          72.692         30.91          24.14
Mnfr train and transp equip                   27.1         135.632          3.57           3.57
Pvd health care mgmt services                117.0         103.179         10.90          34.00             23.69
Mnfr computers, office equip                 123.8          81.322         35.52          63.16             31.92
Mnfr, whl games, toys                        737.4        1073.147         73.69          80.12             94.53


====================================================================================================================================

                                         -----------------------------------
Acquiror                                  3 Months Prior     1 Year Prior
Business Description                      to Annc Date       to Annc Date
------------------------------------------------------------------------------------------------------------------------------------
Mnfr audio, video equipment                   46.67             12.82
Mnfr indl fasteners, tools                   -43.20            -43.20
Real estate investment trust                  -7.69              6.67
Own, op nursing care facilities
Mnfr orthopedic devices
Mnfr inter-networking systems                 73.00
Mnfr indl labeling machines                   94.44             89.19
Insurance holding company                     25.00             25.00
Real estate investment trust                 -58.88            -50.59
Manufacture automotive parts                  24.22            -13.04
Own, op boat dealerships                     100.00              3.45
Own, op radio bakstg stations                 28.21             56.25
Pvd comm phy sys & bus forms svcs             48.84             41.18
Provide discount club svcs                    38.46            -22.30
Investor group                                29.73             -7.69
Real estate investment trust                  24.17
Own, op outpatient surgery ctr               620.95            -36.92
Pvd financial services                        17.70            108.98
Mnfr, whl, install LAN, WAN                  119.00            -20.36
Investment firm                               12.50             80.00
Investment holding company                    55.56             68.67
Own and operate steakhouses                  -60.93            -30.62
Pvd comm  phy research svcs                   77.78            204.76
Mnfr aircraft, defense systems                71.43            -13.04
Produce, wholesale poultry                    29.55            142.55
Own and operate drug stores                   82.14             72.88
Mnfr specialty chemicals                     368.57            105.00
Operate hairstyling salons                    99.25             50.86
Mnfr and whl X-ray systems                   134.62            131.63
Pvd equip rental, leasing svcs               -45.86             13.68
Operate television stations                   -6.55             27.23
Real estate investment trust                   5.02             58.40
Mnfr elect?patient monitors                   23.34             22.43
Own, op outpatient surgery dr                 66.83            120.65
Electric utility                              50.21              2.49
Develop database software                     14.29            -55.24
Own and op retail stores                      64.97             -3.11
Provide electrical services
Mnfr steel products                           90.48            105.13
Investor group                                72.09             68.18
Insurance holding company                     -2.70             -5.26
Mnfr train and transp equip                   -6.45              9.43
Pvd health care mgmt services                 34.00            -34.37
Mnfr computers, office equip                   5.08            -61.73
Mnfr, whl games, toys                        -33.82            -26.30

MERGER PREMIUMS TO MARKET VALUE ANALYSIS
MERGERS WITH TARGET PRICE BETWEEN $5 AND $10 PER SHARE
ANNOUNCED AND COMPLETED 1/1/96 - 2/3/99
(continued)

================================================================================

DATE          DATE
ANNOUNCED  EFFECTIVE   TARGET NAME                           TARGET BUSINESS DESCRIPTION             ACQUIROR NAME
-----------------------------------------------------------------------------------------------------------------------------------
12/10/96   04/01/97    Softdesk Inc                          Develop, wholesale CAD software         Autodesk Inc
12/23/96   05/09/97    Star Sight Telecast Inc               Pvd cable programming svcs              Gemstar International Group
12/26/96   04/16/97    Royce Laboratories Inc                Mnfr pharmaeceuticals products          Watson Pharmaceuticals Inc.
01/17/97   04/24/97    American Recreation Centers           Own, op bowling, rec centers            AMF Bowling Centers(AMF Group)
01/27/97   07/24/97    Cardiometrics Inc                     Mnfr surgical, medical equip            EndoSonics Group
02/11/97   05/29/97    Fractal Design Corp                   Develop graphics software               MetaTools Inc
02/11/97   03/24/97    Innotech Inc                          Mnfr electro-medical prods              Johnson & Johnson
02/18/97   07/01/98    Contour Medical(Retirement)           Mnfr surgical supplies                  Sun Healthcare Group Inc
02/18/97   07/01/98    Retirement Care Associates Inc        Own, operate nursing homes              Sun Healthcare Group Inc
03/06/97   07/31/97    Allwaste Inc                          Pvd asbestos treatment svcs             Philip Environmental Inc
03/06/97   08/13/97    Crop Growers Corp                     Insurance agency                        Fireman's Fund Insurance Co
03/11/97   04/15/97    TPC Corp                              Pvd gas transmission svcs               PacifiCorp Holdings Inc
03/21/97   06/12/97    CrossComm Corp                        Mnfr computer networking equip          Olicom A/S
03/27/97   03/27/97    Strober Organization Inc              Wholesale building materials            Hamilton Acquisition LLC
03/31/97   06/03/97    Peak Technologies Group Inc           Whl integrated systems                  Moore Corp Ltd
04/10/97   06/13/97    ERO Inc                               Manufacture toys                        Hedstrom Corp(Hedstrom Hldgs)
04/10/97   06/26/97    Microcom Inc                          Mnfr data comm products                 Compaq Computer Corp
04/18/97   07/10/97    LIVE Entertainment Inc                Whl, retail recorded music              Investor Group
05/30/97   07/09/97    Integrated Living Communities         Pvd nursing, personal care svcs         Whitehall Street Real Estate
05/30/97   10/16/97    National Picture and Frame Co         Mnfr picture, mirror frames             Colonnade Capital LLC
06/03/97   09/08/97    Physician Corp of America             Own and operate HMO's                   Humana Inc
06/05/97   07/14/97    DIGEX Inc                             Develop Internet software               Intermedia Communications Inc
06/20/97   10/23/97    Conwest Energy Corp                   Oil and gas exploration prodn           Forcenergy Inc
07/02/97   10/28/97    Calnetics Corp                        Manufacture plastic products            Summa Industries Inc
07/03/97   09/26/97    Krystal Co                            Own, op fast food restaurants           Port Royal Holdings Inc
07/10/97   11/18/97    Airways Corp                          Passenger airline                       AirTran Holdings Inc
07/14/97   10/28/97    Katz Media Group                      Advertising agency                      Investor Group
07/24/97   10/28/97    Astrotech International Corp          Pvd storage tank maintenance            ITEQ Inc
07/25/97   12/01/97    Homegate Hospitality Inc              Own and operate hotels                  Prime Hospitality Corp
07/25/97   08/28/97    Imo Industries Inc                    Mnfr industrial controls, pumps         Constellation Capital Partners
07/31/97   09/29/97    Interactive Group Inc                 Dvlp, whl comp integrated sys           DataWorks Corp
08/04/97   12/31/97    Belmont Homes Inc                     Mnfr prefabricated houses               Cavalier Homes Inc
08/04/97   11/19/97    Gynecare Inc                          Pvd biotech prod dvlp services          Johnson & Johnson
08/14/97   12/18/97    Technology Service Group Inc          Mnfr cellular telephone                 Eloote
08/25/97   10/03/97    BioWhittaker Inc                      Mnfr, whl medical testing prods         Cambrex Corp
08/25/97   01/23/98    PerSeptive Biosystems Inc             Mnfr chromatography equipment           Perkin-Elmer Corp
09/17/97   12/12/97    Designer Holdings(New Rio LLC)        Dvlp, mkt designer sportswear           Warraco Group
09/23/97   01/22/98    El Chico Restaurant Inc               Own and operate restaurants             Investor Group
09/26/97   02/03/98    Sagebrush Inc                         Own and operate eating places           WSMP Inc
09/26/97   04/28/98    Skyline Chili Inc                     Operate, franchise restaurants          Investor Group
09/29/97   11/26/97    CompuRAD Inc                          Pvd healthcare software                 Lumisys Inc
10/01/97   12/05/97    Alpine Lace Brands Inc                Whl dairy products, cheese              Land O'Lakes Inc
10/15/97   11/21/97    Thompson PBE Inc                      Whl automotive paint, supplies          FinishMaster Inc(Lacey Distn)
10/20/97   01/29/98    Cruise America Inc                    Own, op trailer dealership              Budget Group Inc
11/07/97   05/28/98    Medicus Systems Corp                  Develop, whl medical software           QuadraMed Corp
11/17/97   03/10/98    Shared Technologies Fairchild         Mnfr telecommunications equip           Intermedia Communications Inc
11/17/97   03/02/98    Visigenic Software Inc                Dvlp database access software           Borland International Inc
11/21/97   01/20/98    New Jersey Steeel(Von Roll)           Mnfr steel reinforcing bars             Co-Steel Inc

                                                  VALUE OF   ENTERPRISE                         PREMIUM
                                                                           -------------------------------------------------
DATE        ACQUIROR                           TRANSACTION        VALUE      1 DAY PRIOR      1 WEEK PRIOR    4 WEEKS PRIOR
ANNOUNCED   BUSINESS DESCRIPTION                   ($ MIL)      ($ MIL)     TO ANNC. DATE    TO ANNC. DATE    TO ANNC. DATE
----------------------------------------------------------------------------------------------------------------------------
12/10/96    Design drafting software                  91.7       98.442             60.00            66.76           146.67
12/23/96    Mnfr simplified VCR programmer           273.1      266.569             17.86            20.84            44.28
12/26/96    Mnfr pharmacuetical products              84.2       81.639              0.57            22.91            18.52
01/17/97    Own, op bowling centers                   70.7       63.830             15.25            33.33            70.00
01/27/97    Mnfr image processing equip               56.8       37.872             18.28            13.81            47.12
02/11/97    Develop software                         140.2      136.069             44.97            40.44             0.99
02/11/97    Mnfr medical equip and prods             135.6      116.561             54.93            64.18            54.93
02/18/97    Pvd long-term healthcare svcs             55.2       72.823             21.43            47.83            58.14
02/18/97    Pvd long-term healthcare svcs            305.9      292.435             19.44            14.67            21.13
03/06/97    Provide waste management svcs            506.7      534.883             48.22            63.35            95.22
03/06/97    Insurance company                         82.1       89.061             20.59            15.49            41.38
03/11/97    Pvd telephone commun services            408.5      398.392             52.17            65.05            55.48
03/21/97    Mnfr communications equipment             84.6       77.829             74.32            70.17            70.17
03/27/97    Investment company                        33.4       30.937                               3.23             2.13
03/31/97    Mnfr manifold business forms             169.8      192.090            108.70            97.26            65.52
04/10/97    Manufacture games and toys               203.6      201.739             12.50            16.88            30.44
04/10/97    Manufacture personal computers           267.6      273.087             54.76            91.18            35.42
04/18/97    Investor group                            53.1       98.981              6.67             6.67            50.00
05/30/97    Real estate development firm              79.7       78.553             26.90            21.05            50.82
05/30/97    Private equity firm                       60.3       67.073             31.51            28.00            28.00
06/03/97    Own and operate HMOs                     405.1      260.352             12.00            12.00            23.08
06/05/97    Pvd telecommunications svcs              171.6      166.838             19.54            35.95            31.65
06/20/97    Oil, gas exploration and prodn           102.0      101.521             11.06            11.06            18.93
07/02/97    Mnfr plastic conveyor parts               23.4       26.363             30.67            33.64            25.11
07/03/97    Investment company                       145.4      145.677            132.00           169.77           176.19
07/10/97    Passenger airline                         63.7       75.936             26.74            29.76            32.93
07/14/97    Investor group                           371.9      362.128             44.26            69.23            93.41
07/24/97    Prvds treatment for liqds, gas           116.7      147.176             45.70            63.40            78.41
07/25/97    Own, operate, franchise hotels           133.2      123.069             30.25            33.77            28.56
07/25/97    Investment company                       117.3      430.169             18.74            20.00            22.61
07/31/97    Dvlp computer integrated sys              55.0       59.004             54.40            44.75            71.56
08/04/97    Manufacture mobile homes                  74.0       68.986            -17.90             0.65             9.47
08/04/97    Mnfr medical equip and prods              70.5       65.680             -2.82             1.66            37.67
08/14/97    Mnfr public common products               32.9       35.485             -4.55             7.14            41.89
08/25/97    Mnfr speciality chemicals                130.5      130.017             17.77            38.87            47.68
08/25/97    Mnfr analytical instruments              288.1      339.306             16.80            24.88            50.42
08/17/97    Mnfr women's intimate apparel            353.6      290.492             17.28            50.36            58.49
09/23/97    Investor group                            49.2       58.650             64.52            75.86           104.00
08/26/97    Produce prepared sandwiches               39.4       41.395             15.87            13.38            21.20
09/26/97    Investor group                            22.9       26.661                               1.89             5.88
09/29/97    Mnfr medical imaging equipment            25.0       23.321              1.32             3.43             1.32
10/01/97    Produce butter, milk and meats            48.4       59.309             15.87            48.98            46.00
10/15/97    Whl automotive paint, coatings            69.3      116.683             25.49            33.33            42.22
10/20/97    Pvd passenger car rental svcs             59.3      144.263             17.95            13.70            39.87
11/07/97    Pvd info sys for healthcare               23.3       46.930             36.36            39.54            25.00
11/17/97    Pvd telecommunications svcs              503.6      585.377             66.67           106.90           163.74
11/17/97    Develop software                         148.4      130.467             92.00            64.00            92.00
11/21/97    Mnfr steel and steel products            173.5      176.789            162.86           170.59           166.67

DATE                        3 MONTHS PRIOR                1 YEAR PRIOR
ANNOUNCE                    TO ANNC. DATE                 TO ANNC. DATE
-----------------------------------------------------------------------------------
12/10/96                            111.43                       -32.73
12/23/96                             16.22                        94.60
12/26/96                             30.95                       -36.21
01/17/97                             58.14                        33.33
01/27/97
02/11/97                             -6.82                       -18.25
02/11/97                            400.00                       -50.95
02/18/97
02/18/97                             91.11                         3.79
03/06/97                            122.44                       128.80
03/06/97                             57.69                        -2.38
03/11/97                            652.84                       946.63
03/21/97                             70.10                        -9.57
03/27/97                              4.35                        37.14
03/31/97                             50.00                        -1.37
04/10/97                             47.54                        73.08
04/10/97                             35.42                       -43.48
04/18/97
05/30/97                             73.58
05/30/97                             22.29                        18.52
06/03/97                             65.93                       -45.63
06/05/97                             20.93
06/20/97                             84.20                        89.99
07/02/97                             20.00                       -13.53
07/03/97                            167.77                       182.93
07/10/97                             -7.66                       -39.47
07/14/97                            255.93                       120.00
07/24/97                             96.49                       149.83
07/25/97                             83.26
07/25/97                            116.92                        44.62
07/31/97                            137.54                       131.60
08/04/97                              2.30                       -42.22
08/04/97                             37.67                        73.89
08/14/97                             23.48                       -34.40
08/25/97                              8.19                        63.23
08/25/97                             92.78                        68.27
08/17/97                              7.32                       -51.65
09/23/97                             39.73                        54.55
08/26/97
09/26/97                              8.00                        18.68
09/29/97                              3.50                        -4.46
10/01/97                             60.53                        43.22
10/15/97                             45.45                        10.34
10/20/97                             36.28                        64.67
11/07/97                            -96.00
11/17/97
11/17/97                              19.27                      -41.25
11/21/97                             148.65                      411.11

                                                                      Page F - 6

Merger Premiums to Market Value Analysis
Mergers with Target Price Between $5 and $10 per Share
Announced and Completed 1/1/96--2/3/99
(continued)

==================================================================================================================================
Date         Date
Announced    Effective    Target Name                                    Target Business Description
----------------------------------------------------------------------------------------------------------------------------------
11/24/97     02/03/98     Communication Central Inc.                     Pvd telecommunications svcs
12/19/97     06/03/98     Eclipse Telecommunications Inc                 Pvd radiotelecommunication svc
12/29/97     03/17/98     Heartstream,Inc                                Mnfr defibrilators
01/06/98     03/02/98     DBA Systems, Inc                               Dvlp digital imaging systems
01/14/98     05/02/98     Meridian Point Realty Trust                    Real estate investment trust
01/15/98     06/11/98     OHM Corp                                       Operates  hazardous waste sites
01/16/98     02/25/98     Checkmate Electronics Inc                      Mgfr, whl payment systems
01/21/98     05/15/98     BKC Semiconductors, Inc                        Mfg semiconductor devices
01/22/98     09/29/98     BT Office Products Int'l Inc                   Whl office stationery supplies
01/28/98     03/05/98     Sun Coast Industries Inc                       Mnfr plastic products
01/29/98     06/05/98     Monroe Inc                                     Mnfr., whl concrete, sand, gravel
01/29/98     05/21/98     ProSource Inc (Onex Corp)                      Wholesale groceries
02/04/98     06/09/98     TresCom International Inc                      Pvd communications svcs
02/10/98     06/30/98     Ryan Beck & Co., Livingston, NJ                Securities brokerage firm
02/17/98     08/17/98     Bell Sports Corp                               Mnfr bicycle equip., accessories
02/24/98     05/04/98     Somstogen Inc                                  Dvlp human blood substitutes
02/25/98     09/30/98     FAC Realty Trust Inc                           REIT, own, op, shopping centers
03/02/98     04/30/98     Signature Brands USA Inc                       Mnfr, whl consumer housewares
03/05/98     05/20/98     Intelligent Electronics Inc                    Whl, ret computer systems
03/06/98     04/30/98     Proxima Corp                                   Mnfr PC liq crys display prods
03/10/98     06/19/98     Concorn Inc                                    Manufacture radio filters
03/16/98     07/10/98     International Murex Tech Corp                  Mnfr in-vitro test systems
04/03/98     07/21/98     Bertucci's Inc                                 Own and operate restaurants
04/15/98     05/29/98     Simulation Sciences Inc                        Dvlp simulation software
04/28/98     07/20/98     Hein-Werner Corp                               Mnfr automotive service equip
04/29/98     09/25/98     Group 1 Software Inc                           Develop software
05/04/98     06/10/98     Farah Inc                                      Mnfr, ret family apparel
05/07/98     06/30/98     InTone Systems International                   Pvd systems integration svcs
05/29/98     10/20/98     Emerging Communications Inc                    Pvd local telephone svcs
05/29/98     08/06/98     Mid-America Realty Investments                 Real estate investment trust
06/01/98     08/28/98     PST Vans Inc                                   Trucking company
06/11/98     07/02/98     Imo Industries Inc                             Mnfr industrial controls, pumps
07/14/98     10/26/98     New West Eyeworks Inc                          Own, op eyeglass stores
07/24/98     12/23/98     Information Storage Devices                    Mnfr voice recorded circuits
07/28/98     09/10/98     CyberMedia Inc                                 Dvlp, whl support software prod
08/03/98     10/16/98     Continental Natural Gas Inc                    Gas utility
08/12/98     12/15/98     Walshire Assurance                             Insurance company
08/26/98     01/08/99     Toastmaster Inc                                Mnfr electric consumer appl
09/14/98     09/14/98     Ion CMT Corp                                   Pvd Internet svcs, products
10/01/98     01/07/99     Richey Electronics Inc                         Whl electronic components
10/29/98     12/31/98     Transition Systems Inc                         Develop healthcare software
11/02/98     12/10/98     AquaPenn Spring Water Co Inc                   Produce, whl spring water
11/10/98     12/22/98     Intensive Healthcare Corp                      Pvd acute, long-term care svcs
11/10/98     12/16/98     Steel of West Virginia Inc                     Manufacture steel products

==================================================================================================================================
Date         Date
Announced    Effective    Target Name                                    Acquiror Name
----------------------------------------------------------------------------------------------------------------------------------
11/24/97     02/03/98     Communication Central Inc.                     Davel Communication Group Inc
12/19/97     06/03/98     Eclipse Telecommunications Inc                 IXC Communications, Inc
12/29/97     03/17/98     Heartstream,Inc                                Hewlett Packard Co
01/06/98     03/02/98     DBA Systems, Inc                               Titan Corp
01/14/98     05/02/98     Meridian Point Realty Trust                    EastGroup Properties
01/15/98     06/11/98     OHM Corp                                       Internatinal Technology Corp
01/16/98     02/25/98     Checkmate Electronics Inc                      Internatinal Verified Inc
01/21/98     05/15/98     BKC Semiconductors, Inc                        Microsemi Corp
01/22/98     09/29/98     BT Office Products Int'l Inc                   Buhmann NV
01/28/98     03/05/98     Sun Coast Industries Inc                       Kerr Group Inc
01/29/98     06/05/98     Monroe Inc                                     US Aggregates Inc
01/29/98     05/21/98     ProSource Inc (Onex Corp)                      AmeriServe Food Distn Inc
02/04/98     06/09/98     TresCom International Inc                      Primus Telecommunications
02/10/98     06/30/98     Ryan Beck & Co., Livingston, NJ                BankAtlantic Bancorp, Florida
02/17/98     08/17/98     Bell Sports Corp                               HB Acquisition Corp
02/24/98     05/04/98     Somstogen Inc                                  Baxter International Inc
02/25/98     09/30/98     FAC Realty Trust Inc                           Prometheus Southeast Retail
03/02/98     04/30/98     Signature Brands USA Inc                       Sunbeam Corp
03/05/98     05/20/98     Intelligent Electronics Inc                    Xerox Corp
03/06/98     04/30/98     Proxima Corp                                   ASK AS
03/10/98     06/19/98     Concorn Inc                                    Communications Instruments Inc
03/16/98     07/10/98     International Murex Tech Corp                  Abbott Laboratories
04/03/98     07/21/98     Bertucci's Inc                                 NE Restaurant Co Inc
04/15/98     05/29/98     Simulation Sciences Inc                        Siebe PLC
04/28/98     07/20/98     Hein-Werner Corp                               Snap-On Inc
04/29/98     09/25/98     Group 1 Software Inc                           COMNET Corp
05/04/98     06/10/98     Farah Inc                                      Tropical Sportswear Intl Corp
05/07/98     06/30/98     InTone Systems International                   Anis Corp
05/29/98     10/20/98     Emerging Communications Inc                    Innovative Communication Co
05/29/98     08/06/98     Mid-America Realty Investments                 Bradley Real Estate Inc
06/01/98     08/28/98     PST Vans Inc                                   US Xpress Enterprises Inc
06/11/98     07/02/98     Imo Industries Inc                             Constellation Capital Partners
07/14/98     10/26/98     New West Eyeworks Inc                          National Vision Associates Ltd
07/24/98     12/23/98     Information Storage Devices                    Windbond Electronic Corp
07/28/98     09/10/98     CyberMedia Inc                                 Network Associates Inc
08/03/98     10/16/98     Continental Natural Gas Inc                    CMS Energy Corp
08/12/98     12/15/98     Walshire Assurance                             Kingsway Financial Services
08/26/98     01/08/99     Toastmaster Inc                                Salton/Maxim Houswares Inc
09/14/98     09/14/98     Ion CMT Corp                                   Qwest Commun Int Inc
10/01/98     01/07/99     Richey Electronics Inc                         Arrow Electronics Inc
10/29/98     12/31/98     Transition Systems Inc                         Eclipsys Corp
11/02/98     12/10/98     AquaPenn Spring Water Co Inc                   Danone Group
11/10/98     12/22/98     Intensive Healthcare Corp                      Select Medical Corp
11/10/98     12/16/98     Steel of West Virginia Inc                     Roanoke Electric Steel

==================================================================================================================================
Date         Date                                                        Acquiror
Announced    Effective    Target Name                                    Business Description
----------------------------------------------------------------------------------------------------------------------------------
11/24/97     02/03/98     Communication Central Inc.                     Pvd pay telephone commun svcs
12/19/97     06/03/98     Eclipse Telecommunications Inc                 Pvd long distance svcs
12/29/97     03/17/98     Heartstream,Inc                                Mnfr computer testing equip
01/06/98     03/02/98     DBA Systems, Inc                               Pvd Computer sys design svcs
01/14/98     05/02/98     Meridian Point Realty Trust                    Real Estate investment trust
01/15/98     06/11/98     OHM Corp                                       Pollution control engineering
01/16/98     02/25/98     Checkmate Electronics Inc                      Mnfr, whl electric payment sys
01/21/98     05/15/98     BKC Semiconductors, Inc                        Mnfr semi-conductor products
01/22/98     09/29/98     BT Office Products Int'l Inc                   Mnfr folding paperboard boxes
01/28/98     03/05/98     Sun Coast Industries Inc                       Mnfr plastic packaging prods
01/29/98     06/05/98     Monroe Inc                                     Manufacture building products
01/29/98     05/21/98     ProSource Inc (Onex Corp)                      Wholesale food products
02/04/98     06/09/98     TresCom International Inc                      Pvd telecommunications svcs
02/10/98     06/30/98     Ryan Beck & Co., Livingston, NJ                Savings and loan
02/17/98     08/17/98     Bell Sports Corp                               Investment firm
02/24/98     05/04/98     Somstogen Inc                                  Mnfr health care products
02/25/98     09/30/98     FAC Realty Trust Inc                           Real estate investment trust
03/02/98     04/30/98     Signature Brands USA Inc                       Mnfr, whl household appliances
03/05/98     05/20/98     Intelligent Electronics Inc                    Mnfr business machine, fin co
03/06/98     04/30/98     Proxima Corp                                   Mnfr liquid crystal displays
03/10/98     06/19/98     Concorn Inc                                    Mnfr, whl relay systems
03/16/98     07/10/98     International Murex Tech Corp                  Mnfr pharmeceuticals, med equip
04/03/98     07/21/98     Bertucci's Inc                                 Own, operate restaurants
04/15/98     05/29/98     Simulation Sciences Inc                        Mnfr appliance controls
04/28/98     07/20/98     Hein-Werner Corp                               Manufacture tools
04/29/98     09/25/98     Group 1 Software Inc                           Pvd dat processing svcs
05/04/98     06/10/98     Farah Inc                                      Mnfr, whl mens sportswear
05/07/98     06/30/98     InTone Systems International                   Pvd computer related services
05/29/98     10/20/98     Emerging Communications Inc                    Investment company
05/29/98     08/06/98     Mid-America Realty Investments                 Real estate investment trust
06/01/98     08/28/98     PST Vans Inc                                   Trucking company
06/11/98     07/02/98     Imo Industries Inc                             Investment company
07/14/98     10/26/98     New West Eyeworks Inc                          Own, op optical goods stores
07/24/98     12/23/98     Information Storage Devices                    Mnfr electronic equipment
07/28/98     09/10/98     CyberMedia Inc                                 Develop network software
08/03/98     10/16/98     Continental Natural Gas Inc                    Electric and gas utility
08/12/98     12/15/98     Walshire Assurance                             Pvd non-standard auto ins svcs
08/26/98     01/08/99     Toastmaster Inc                                Mnfr electric housewares, fans
09/14/98     09/14/98     Ion CMT Corp                                   Pvd telephone commun svcs
10/01/98     01/07/99     Richey Electronics Inc                         Whl electronic components
10/29/98     12/31/98     Transition Systems Inc                         Pvd data processing svcs
11/02/98     12/10/98     AquaPenn Spring Water Co Inc                   Produce, whl milk, cookies, jams
11/10/98     12/22/98     Intensive Healthcare Corp                      Own, op acute hospitals
11/10/98     12/16/98     Steel of West Virginia Inc                     Mnfr steel bar products

==================================================================================================================================
                                                                                                              Premium
                                                                     Value of     Enterprise     ---------------------------------
Date         Date                                                 Transaction          Value       1 Day Prior      1 Week Prior
Announced    Effective    Target Name                                 ($ mil)        ($ mil)     to Annc. Date     to Annc. Date
----------------------------------------------------------------------------------------------------------------------------------
11/24/97     02/03/98     Communication Central Inc.                   102.4        133.097             30.23             25.37
12/19/97     06/03/98     Eclipse Telecommunications Inc               122.2        122.055             18.02             19.92
12/29/97     03/17/98     Heartstream,Inc                              130.6        110.930             -6.71             18.17
01/06/98     03/02/98     DBA Systems, Inc                              37.9         28.993             38.40             44.29
01/14/98     05/02/98     Meridian Point Realty Trust                   51.7         41.121             38.78             65.85
01/15/98     06/11/98     OHM Corp                                     326.8        343.050             24.21             45.08
01/16/98     02/25/98     Checkmate Electronics Inc                     47.2         46.947              4.83              9.37
01/21/98     05/15/98     BKC Semiconductors, Inc                       13.3         15.905             66.73             59.48
01/22/98     09/29/98     BT Office Products Int'l Inc                 138.1        689.726             32.53             78.86
01/28/98     03/05/98     Sun Coast Industries Inc                      45.5         63.493             56.36             62.26
01/29/98     06/05/98     Monroe Inc                                    50.3         60.903              5.07             10.46
01/29/98     05/21/98     ProSource Inc (Onex Corp)                    343.3        293.910            126.42            106.90
02/04/98     06/09/98     TresCom International Inc                    134.7        142.626             25.17             30.86
02/10/98     06/30/98     Ryan Beck & Co., Livingston, NJ               35.9         37.324             23.21             21.29
02/17/98     08/17/98     Bell Sports Corp                             165.7        228.365             13.89             13.10
02/24/98     05/04/98     Somstogen Inc                                232.9        175.471             35.85             39.81
02/25/98     09/30/98     FAC Realty Trust Inc                         100.0        348.946              7.04             21.60
03/02/98     04/30/98     Signature Brands USA Inc                      81.7        246.680             57.14             60.98
03/05/98     05/20/98     Intelligent Electronics Inc                  342.4        298.936              5.74             19.22
03/06/98     04/30/98     Proxima Corp                                  82.9         70.022             31.34             25.71
03/10/98     06/19/98     Concorn Inc                                   51.7         44.470             33.33             31.65
03/16/98     07/10/98     International Murex Tech Corp                232.7        236.760             21.64             38.21
04/03/98     07/21/98     Bertucci's Inc                                96.5        104.175             35.48             35.48
04/15/98     05/29/98     Simulation Sciences Inc                      146.5         99.747             24.03             16.79
04/28/98     07/20/98     Hein-Werner Corp                              37.5         32.296             52.73             65.25
04/29/98     09/25/98     Group 1 Software Inc                          11.8         61.592             71.60             61.51
05/04/98     06/10/98     Farah Inc                                     93.6        144.521             33.33             44.00
05/07/98     06/30/98     InTone Systems International                  44.9         39.672             18.80             14.97
05/29/98     10/20/98     Emerging Communications Inc                  112.3        243.057             46.43             42.61
05/29/98     08/06/98     Mid-America Realty Investments               153.2        148.756              5.00              6.33
06/01/98     08/28/98     PST Vans Inc                                  83.9         85.603             32.80             35.82
06/11/98     07/02/98     Imo Industries Inc                             9.1 np                         -1.05              4.44
07/14/98     10/26/98     New West Eyeworks Inc                         76.7         81.111             23.81             33.33
07/24/98     12/23/98     Information Storage Devices                   66.3         68.384             46.34             36.36
07/28/98     09/10/98     CyberMedia Inc                               130.1        108.150             25.62             38.18
08/03/98     10/16/98     Continental Natural Gas Inc                  154.2        172.276              8.81             35.59
08/12/98     12/15/98     Walshire Assurance                            43.1         42.346             10.00             53.49
08/26/98     01/08/99     Toastmaster Inc                              101.2         93.699              3.70             21.74
09/14/98     09/14/98     Ion CMT Corp                                 202.9        184.188             65.52             60.00
10/01/98     01/07/99     Richey Electronics Inc                       101.8        183.792             52.73             68.00
10/29/98     12/31/98     Transition Systems Inc                       284.7        219.529             57.50             49.89
11/02/98     12/10/98     AquaPenn Spring Water Co Inc                 110.3        110.450             34.19            100.00
11/10/98     12/22/98     Intensive Healthcare Corp                    115.2        111.767             54.00             64.42
11/10/98     12/16/98     Steel of West Virginia Inc                   116.8        116.113             75.51            100.00

                                                                                      Mean:              34.3%            43.2%

==================================================================================================================================
                                                                                               Premium
                                                                  ----------------------------------------------------------------
Date         Date                                                 4 Weeks Prior          3 Months Prior              1 Year Prior
Announced    Effective    Target Name                             to Annc. Date           to Annc. Date             to Annc. Date
----------------------------------------------------------------------------------------------------------------------------------
11/24/97     02/03/98     Communication Central Inc.                     12.00                  918.18                    630.43
12/19/97     06/03/98     Eclipse Telecommunications Inc                 14.39                   -7.10                     16.13
12/29/97     03/17/98     Heartstream,Inc                                -8.64                   10.80                    -13.10
01/06/98     03/02/98     DBA Systems, Inc                               25.58                    5.59                     57.77
01/14/98     05/02/98     Meridian Point Realty Trust                    88.89
01/15/98     06/11/98     OHM Corp                                                               36.77                     31.36
01/16/98     02/25/98     Checkmate Electronics Inc                      37.52                   10.22                    -29.86
01/21/98     05/15/98     BKC Semiconductors, Inc                        66.73                  -58.79                    -33.31
01/22/98     09/29/98     BT Office Products Int'l Inc                   78.86                   30.18                     44.74
01/28/98     03/05/98     Sun Coast Industries Inc                       84.95                  115.00                    244.00
01/29/98     06/05/98     Monroe Inc                                      6.37                   -3.19                     74.06
01/29/98     05/21/98     ProSource Inc (Onex Corp)                     100.00
02/04/98     06/09/98     TresCom International Inc                      51.52                  332.00                    415.82
02/10/98     06/30/98     Ryan Beck & Co., Livingston, NJ                25.20                   38.57                    104.21
02/17/98     08/17/98     Bell Sports Corp                                8.61                   15.49                     90.70
02/24/98     05/04/98     Somstogen Inc                                  92.00                   58.24                    -31.43
02/25/98     09/30/98     FAC Realty Trust Inc                           29.92                   31.03                     46.15
03/02/98     04/30/98     Signature Brands USA Inc                      106.25                   73.68                    103.08
03/05/98     05/20/98     Intelligent Electronics Inc                    34.37                   44.76                    125.19
03/06/98     04/30/98     Proxima Corp                                   23.94                   58.56                     44.26
03/10/98     06/19/98     Concorn Inc                                    36.84                   36.84                     62.50
03/16/98     07/10/98     International Murex Tech Corp                  50.73                  -97.44                    -96.56
04/03/98     07/21/98     Bertucci's Inc                                 35.48                   58.49                     86.67
04/15/98     05/29/98     Simulation Sciences Inc                        11.11                  -26.61                      6.67
04/28/98     07/20/98     Hein-Werner Corp                               80.00                   83.27                     96.00
04/29/98     09/25/98     Group 1 Software Inc                           71.60                   71.63                     66.42
05/04/98     06/10/98     Farah Inc                                      39.81                   60.00                    -10.00
05/07/98     06/30/98     InTone Systems International                   28.43
05/29/98     10/20/98     Emerging Communications Inc                    54.72                   34.43
05/29/98     08/06/98     Mid-America Realty Investments                  2.44                    1.20                      9.09
06/01/98     08/28/98     PST Vans Inc                                   10.67                   24.50                    159.83
06/11/98     07/02/98     Imo Industries Inc                              2.55
07/14/98     10/26/98     New West Eyeworks Inc                          30.00                   14.29                     62.50
07/24/98     12/23/98     Information Storage Devices                    44.58                   27.66                    -38.78
07/28/98     09/10/98     CyberMedia Inc                                117.14                    8.57                    -34.48
08/03/98     10/16/98     Continental Natural Gas Inc                    46.79                    6.67                    -11.60
08/12/98     12/15/98     Walshire Assurance                             22.22                    8.20                    -18.52
08/26/98     01/08/99     Toastmaster Inc                                36.59                   13.13                    100.00
09/14/98     09/14/98     Ion CMT Corp                                   -4.00                  -25.97
10/01/98     01/07/99     Richey Electronics Inc                        127.03                   33.33                      4.35
10/29/98     12/31/98     Transition Systems Inc                         72.50                   37.52                    -31.24
11/02/98     12/10/98     AquaPenn Spring Water Co Inc                  160.00                  101.94
11/10/98     12/22/98     Intensive Healthcare Corp                      92.50                   75.09                     20.38
11/10/98     12/16/98     Steel of West Virginia Inc                     79.17                   38.71                      2.38

                                             Mean:                       50.1%                   63.6%                     51.3%

-------------------------------------------------------------------------------
Source: Securites Data Company, Inc. Three-month and one-year premiums calculated using security prices from FactSet Research Systems, Inc. Commercial banks and other similar financial institutions were excluded for the purpose of this analysis.

                                                                        Page F-7

Merger Premiums to Market Value Analysis
Mergers with Target Price Equal to or Greater than $10 per Share
Announced and Completed 1/1/96--2/3/99

==================================================================================================================================
Date         Date
Announced    Effective    Target Name                                    Target Business Description
----------------------------------------------------------------------------------------------------------------------------------
01/05/96     07/01/96     Safety Fund Corp                               Closed-end investment fund
01/08/96     04/30/96     Local Corp                                     Mnfr defense electronics
01/08/96     03/04/96     US Delivery Systems Inc                        Pvd courier services
01/09/96     04/30/96     Technslysis Corp                               Develop software
01/18/96     07/02/96     Covita Corp                                    Manufacture medical equipment
01/22/96     04/11/96     Premier Industrial Corp                        Whl electronic parts and equip
01/24/96     08/08/96     National Lodging Corp                          Own and operate casinos
01/25/96     06/12/96     Dual Drilling (Mosrold Shippg)                 Oil and gas drilling
01/30/96     05/31/96     Daig Corporation                               Mnfr pacemakers
01/31/96     03/04/96     Tivoli Systems Inc                             Dvlp systems mgmt software
02/01/96     04/12/96     Health Wise of America Inc                     Own and operate HMO
02/05/96     04/30/96     DiMark Inc                                     Pvd database marketing svcs
02/07/96     05/07/96     Pyxis Corp                                     Provide med equip leasing svcs
02/12/96     05/01/96     Duracraft Corp                                 Mnfr electric housewares
02/13/96     09/18/96     Citicasters(American Finl Grp)                 Own, op TV, radio stations
02/14/96     03/20/96     Helene Curtis Industries Inc                   Mnfr perfumes, cosmetics
02/15/96     05/14/96     Andros Inc                                     Mnfr infrared gas analyzers
02/16/96     05/30/96     Circle K Corp                                  Operate convenience stores
02/16/96     06/13/96     Fortum Group Inc                               Own, operate nursing homes
02/20/96     07/24/96     Davidson & Associates Inc                      Develop educational software
02/20/96     07/24/96     Sierra On-Line Inc                             Develop software for games
02/23/96     07/01/96     Cray Research Inc                              Manufacture supercomputers
02/26/96     09/16/96     Sterile Concepts Inc.                          Mnfr sterilized surgical trays
02/26/96     06/18/96     Tide West Oil Co                               Oil and gas exploration, prodn
02/27/96     05/24/96     Brandon Systems Corp                           Personnel agency, consulting
02/29/96     07/10/96     Big O Tires Inc                                Own, operate tire stores
03/04/96     04/08/96     Guardsman Products Inc                         Mnfr coatings, cleaning prod
03/07/96     07/03/96     Acme-Cleveland Corp                            Mnfr metal cutting tools
03/11/96     08/02/96     Life Partners Group Inc                        Life insurance holding company
03/18/96     07/01/96     Athena Neurosciences Inc                       Manufacture pharmaceuticals
03/18/96     08/30/96     Microtek Medical Inc                           Mnfr whl surgical supplier
03/25/96     07/01/96     InStant Inc                                    Mnfr surgical instrumentation
03/26/96     08/09/96     DeBartolo Realty Corp                          Real estate investment trust
03/28/96     08/01/96     Stop & Shop Cos                                Own, op supermarkets
03/29/96     04/26/96     Great American Mgmt & Invt Inc                 Invt advice and financial svcs
03/29/96     07/08/96     Hayes Wheels International Inc                 Mnfr motor vehicle parts
03/29/96     08/07/96     MediSense Inc                                  Mnfr blood monitoring systems
03/29/96     09/03/96     Regional Acceptance Corp                       Pvd consumer financing svcs
04/01/96     04/01/97     Pacific Telesis Group                          Pvd telecommun svcs,hldg co
04/01/96     07/19/96     US Healthcare Inc                              Own and operate HMO's
04/02/96     08/15/96     Teledyne Inc                                   Manufacture aviation products
04/08/96     08/16/96     Cellular Communications Inc                    Operate cellular telephone sys
04/10/96     10/15/96     Waterhouse Investor Services                   Discount brokerage holding co
04/17/96     07/31/96     Tucker Drilling Co Inc                         Oil & gas contract drilling
04/22/96     07/10/96     StrataCom Inc                                  Manufacture telecommun equip
04/22/96     06/03/96     Westcott Communications Inc                    Pvd motion picture prodc svcs
04/29/96     03/27/97     Paul Revere Corp(Textron Inc)                  Individual disability ins co


==================================================================================================================================
Date         Date
Announced    Effective    Target Name                                    Acquiror Name
----------------------------------------------------------------------------------------------------------------------------------
01/05/96     07/01/96     Safety Fund Corp                               CFX Corp, Keene, New Hampshire
01/08/96     04/30/96     Local Corp                                     Lockheed Martin Corp
01/08/96     03/04/96     US Delivery Systems Inc                        Corporate Express Inc
01/09/96     04/30/96     Technslysis Corp                               CompuWare Corp
01/18/96     07/02/96     Covita Corp                                    Pfizer Inc
01/22/96     04/11/96     Premier Industrial Corp                        Parnell Electronics PLC
01/24/96     08/08/96     National Lodging Corp                          Chartwell Leisure Associates
01/25/96     06/12/96     Dual Drilling (Mosrold Shippg)                 ENSCO International Inc
01/30/96     05/31/96     Daig Corporation                               St Jude Medical Inc
01/31/96     03/04/96     Tivoli Systems Inc                             IBM Corp
02/01/96     04/12/96     Health Wise of America Inc                     United HealthCare Corp
02/05/96     04/30/96     DiMark Inc                                     Harte-Hanks Inc
02/07/96     05/07/96     Pyxis Corp                                     Cardinal Health Inc
02/12/96     05/01/96     Duracraft Corp                                 Honeywell Inc
02/13/96     09/18/96     Citicasters(American Finl Grp)                 Jacor Communications Inc
02/14/96     03/20/96     Helene Curtis Industries Inc                   Unilever NV
02/15/96     05/14/96     Andros Inc                                     Genstar Capital Partners II LP
02/16/96     05/30/96     Circle K Corp                                  Tosco Corp
02/16/96     06/13/96     Fortum Group Inc                               Marriott International Inc
02/20/96     07/24/96     Davidson & Associates Inc                      CUC International Inc
02/20/96     07/24/96     Sierra On-Line Inc                             CUC International Inc
02/23/96     07/01/96     Cray Research Inc                              Silicon Graphics Inc
02/26/96     09/16/96     Sterile Concepts Inc.                          Mexcom Medical Inc
02/26/96     06/18/96     Tide West Oil Co                               HS Resources Inc
02/27/96     05/24/96     Brandon Systems Corp                           Interim Services Inc
02/29/96     07/10/96     Big O Tires Inc                                TBC Corp
03/04/96     04/08/96     Guardsman Products Inc                         Lilly Industries Inc
03/07/96     07/03/96     Acme-Cleveland Corp                            Danaher Corp
03/11/96     08/02/96     Life Partners Group Inc                        Conseco Inc
03/18/96     07/01/96     Athena Neurosciences Inc                       Elan Corp PLC
03/18/96     08/30/96     Microtek Medical Inc                           Isolyser Co Inc
03/25/96     07/01/96     InStant Inc                                    Medronic Inc
03/26/96     08/09/96     DeBartolo Realty Corp                          Simon Property Group Inc
03/28/96     08/01/96     Stop & Shop Cos                                Konindijike Ahold NV
03/29/96     04/26/96     Great American Mgmt & Invt Inc                 Equity Holdings, Chicago, IL
03/29/96     07/08/96     Hayes Wheels International Inc                 Motor Wheel Corp
03/29/96     08/07/96     MediSense Inc                                  Abbott Laboratories
03/29/96     09/03/96     Regional Acceptance Corp                       Southern Natl, Winston-Salem, NC
04/01/96     04/01/97     Pacific Telesis Group                          SBC Communications Inc
04/01/96     07/19/96     US Healthcare Inc                              Aetna Life & Casualty Co
04/02/96     08/15/96     Teledyne Inc                                   Allegheny Ludlum Corp
04/08/96     08/16/96     Cellular Communications Inc                    AirTouch Communications
04/10/96     10/15/96     Waterhouse Investor Services                   Toronto-Dominion Bank
04/17/96     07/31/96     Tucker Drilling Co Inc                         Patterson Energy Inc
04/22/96     07/10/96     StrataCom Inc                                  Cisco Systems Inc
04/22/96     06/03/96     Westcott Communications Inc                    K-III Communications Corp
04/29/96     03/27/97     Paul Revere Corp(Textron Inc)                  Provident Cos

==================================================================================================================================
Date         Date                                                        Acquiror
Announced    Effective    Target Name                                    Business Description
----------------------------------------------------------------------------------------------------------------------------------
01/05/96     07/01/96     Safety Fund Corp                               Savings and loan
01/08/96     04/30/96     Local Corp                                     Mnfr aerospace systems, prod
01/08/96     03/04/96     US Delivery Systems Inc                        Retail office supplies
01/09/96     04/30/96     Technslysis Corp                               Dvlp, whl software systems
01/18/96     07/02/96     Covita Corp                                    Manufacture pharmaceuticals
01/22/96     04/11/96     Premier Industrial Corp                        Mnfr, whl electronic components
01/24/96     08/08/96     National Lodging Corp                          Own and operate hotels
01/25/96     06/12/96     Dual Drilling (Mosrold Shippg)                 Pvd oil, gas drilling svcs
01/30/96     05/31/96     Daig Corporation                               Mnfr heart valves, x-ray equip
01/31/96     03/04/96     Tivoli Systems Inc                             Mnfr computers, office equip
02/01/96     04/12/96     Health Wise of America Inc                     Own and operate HMOs
02/05/96     04/30/96     DiMark Inc                                     Pvd direct marketing services
02/07/96     05/07/96     Pyxis Corp                                     Whl pharmaceutical products
02/12/96     05/01/96     Duracraft Corp                                 Mnfr automation, control sys
02/13/96     09/18/96     Citicasters(American Finl Grp)                 Own, op radio bdcstg stations
02/14/96     03/20/96     Helene Curtis Industries Inc                   Produce foods; holding company
02/15/96     05/14/96     Andros Inc                                     Investment firm
02/16/96     05/30/96     Circle K Corp                                  Petroleum refining
02/16/96     06/13/96     Fortum Group Inc                               Own, op hotels, restaurants
02/20/96     07/24/96     Davidson & Associates Inc                      Provide discount club svcs
02/20/96     07/24/96     Sierra On-Line Inc                             Provide discount club svcs
02/23/96     07/01/96     Cray Research Inc                              Manufacture computer systems
02/26/96     09/16/96     Sterile Concepts Inc.                          Mnfr surgical instruments
02/26/96     06/18/96     Tide West Oil Co                               Oil and gas exploration, prodn
02/27/96     05/24/96     Brandon Systems Corp                           Pvd human resource solutions
02/29/96     07/10/96     Big O Tires Inc                                Whl tires, automobile parts
03/04/96     04/08/96     Guardsman Products Inc                         Mnfr industrial finishings
03/07/96     07/03/96     Acme-Cleveland Corp                            Mnfr tools, control equipment
03/11/96     08/02/96     Life Partners Group Inc                        Insurance holding company
03/18/96     07/01/96     Athena Neurosciences Inc                       Mnfr drug delivery systems
03/18/96     08/30/96     Microtek Medical Inc                           Mnfr surgical supplies
03/25/96     07/01/96     InStant Inc                                    Mnfr medical technology prods
03/26/96     08/09/96     DeBartolo Realty Corp                          Real estate investment trust
03/28/96     08/01/96     Stop & Shop Cos                                Own, operate supermarkets
03/29/96     04/26/96     Great American Mgmt & Invt Inc                 Investment firm
03/29/96     07/08/96     Hayes Wheels International Inc                 Manufacture automotive parts
03/29/96     08/07/96     MediSense Inc                                  Mnfr pharmaceuticals, med equip
03/29/96     09/03/96     Regional Acceptance Corp                       Bank holding company
04/01/96     04/01/97     Pacific Telesis Group                          Provide telecommun services
04/01/96     07/19/96     US Healthcare Inc                              Insurance company
04/02/96     08/15/96     Teledyne Inc                                   Mnfr specialty materials, metal
04/08/96     08/16/96     Cellular Communications Inc                    Pvd telecommunications svcs
04/10/96     10/15/96     Waterhouse Investor Services                   Bank holding company
04/17/96     07/31/96     Tucker Drilling Co Inc                         Pvd contract drilling services
04/22/96     07/10/96     StrataCom Inc                                  Mnfr inter-networking systems
04/22/96     06/03/96     Westcott Communications Inc                    Publishing company
04/29/96     03/27/97     Paul Revere Corp(Textron Inc)                  Pvd accident, health insurance


==================================================================================================================================
                                                                                                              Premium
                                                                     Value of     Enterprise     ---------------------------------
Date         Date                                                 Transaction          Value       1 Day Prior      1 Week Prior
Announced    Effective    Target Name                                 ($ mil)        ($ mil)     to Annc. Date     to Annc. Date
----------------------------------------------------------------------------------------------------------------------------------
01/05/96     07/01/96     Safety Fund Corp                               28.3        206.254              3.53             10.06
01/08/96     04/30/96     Local Corp                                   8762.4       8322.778              4.83              7.42
01/08/96     03/04/96     US Delivery Systems Inc                       428.7        456.041              9.57              8.62
01/09/96     04/30/96     Technslysis Corp                               32.6         28.793             12.00             16.67
01/18/96     07/02/96     Covita Corp                                    78.5         78.525             -2.38              2.50
01/22/96     04/11/96     Premier Industrial Corp                      2722.7       2720.926             37.17             35.75
01/24/96     08/08/96     National Lodging Corp                          57.0         21.745             34.12             26.67
01/25/96     06/12/96     Dual Drilling (Mosrold Shippg)                224.7        325.221              8.86             13.19
01/30/96     05/31/96     Daig Corporation                              441.3        419.982             20.17             22.72
01/31/96     03/04/96     Tivoli Systems Inc                            709.8        688.025             25.83             25.00
02/01/96     04/12/96     Health Wise of America Inc                    271.1        268.539              8.35              9.07
02/05/96     04/30/96     DiMark Inc                                    151.8        145.080              1.70              1.70
02/07/96     05/07/96     Pyxis Corp                                    907.3        870.021             53.27             60.93
02/12/96     05/01/96     Duracraft Corp                                286.7        295.828             58.18             50.00
02/13/96     09/18/96     Citicasters(American Finl Grp)                767.6        746.538              9.26             15.69
02/14/96     03/20/96     Helene Curtis Industries Inc                  737.4        882.125             18.64             30.23
02/15/96     05/14/96     Andros Inc                                     92.6         61.211             16.13             24.14
02/16/96     05/30/96     Circle K Corp                                 983.0        951.573             45.85             42.47
02/16/96     06/13/96     Fortum Group Inc                              622.3        598.837              4.00              8.33
02/20/96     07/24/96     Davidson & Associates Inc                    1145.0       1141.542             72.30             87.50
02/20/96     07/24/96     Sierra On-Line Inc                            911.0        964.417             69.33             71.70
02/23/96     07/01/96     Cray Research Inc                             770.0        776.916             18.81             21.21
02/26/96     09/16/96     Sterile Concepts Inc.                         140.2        145.644             53.85             60.00
02/26/96     06/18/96     Tide West Oil Co                              201.3        199.612             44.64             44.64
02/27/96     05/24/96     Brandon Systems Corp                          165.2        162.698             32.21             39.41
02/29/96     07/10/96     Big O Tires Inc                                56.6         69.316              5.60              7.32
03/04/96     04/08/96     Guardsman Products Inc                        227.8        247.933             32.37             32.37
03/07/96     07/03/96     Acme-Cleveland Corp                           204.4        193.807             50.00             55.84
03/11/96     08/02/96     Life Partners Group Inc                       838.8        721.523             35.48             34.40
03/18/96     07/01/96     Athena Neurosciences Inc                      601.3        477.778             20.66             16.80
03/18/96     08/30/96     Microtek Medical Inc                          108.6        104.862             37.50             40.63
03/25/96     07/01/96     InStant Inc                                   233.7        204.707              1.03              9.14
03/26/96     08/09/96     DeBartolo Realty Corp                        2962.1       2782.114             11.59             16.57
03/28/96     08/01/96     Stop & Shop Cos                              2870.8       3029.714             25.23             27.01
03/29/96     04/26/96     Great American Mgmt & Invt Inc                 63.3        746.409              2.56              4.17
03/29/96     07/08/96     Hayes Wheels International Inc                563.8        695.070             29.29             33.33
03/29/96     08/07/96     MediSense Inc                                 821.6        797.412             48.76             42.76
03/29/96     09/03/96     Regional Acceptance Corp                      160.7        261.856              9.33              6.60
04/01/96     04/01/97     Pacific Telesis Group                       16490.0      22421.022             38.70             36.24
04/01/96     07/19/96     US Healthcare Inc                            8939.0       7793.337             24.25             21.28
04/02/96     08/15/96     Teledyne Inc                                 2097.5       2442.365            113.55            115.12
04/08/96     08/16/96     Cellular Communications Inc                  1657.4       2910.441              7.45              7.84
04/10/96     10/15/96     Waterhouse Investor Services                  526.0        551.243             15.15             19.69
04/17/96     07/31/96     Tucker Drilling Co Inc                         23.3         15.863              4.68              7.13
04/22/96     07/10/96     StrataCom Inc                                4933.5       4738.078             48.39             59.72
04/22/96     06/03/96     Westcott Communications Inc                   438.9        421.637             43.33             57.80
04/29/96     03/27/97     Paul Revere Corp(Textron Inc)                1177.1       1213.109              7.22              5.58


==================================================================================================================================
                                                                                               Premium
                                                                  ----------------------------------------------------------------
Date         Date                                                 4 Weeks Prior          3 Months Prior              1 Year Prior
Announced    Effective    Target Name                             to Annc. Date           to Annc. Date             to Annc. Date
------------------------------------------------------------------------------------------------------------------------------------
01/05/96     07/01/96     Safety Fund Corp
01/08/96     04/30/96     Local Corp                                       8.19
01/08/96     03/04/96     US Delivery Systems Inc                         32.63                   30.57                    123.01
01/09/96     04/30/96     Technslysis Corp                                16.67                    9.80                     30.23
01/18/96     07/02/96     Covita Corp                                     -2.38                   24.24                    148.48
01/22/96     04/11/96     Premier Industrial Corp                         34.37                   18.63                     65.64
01/24/96     08/08/96     National Lodging Corp                                                   46.15                     42.50
01/25/96     06/12/96     Dual Drilling (Mosrold Shippg)                  23.66                   51.68                     72.36
01/30/96     05/31/96     Daig Corporation                                26.77
01/31/96     03/04/96     Tivoli Systems Inc                              41.79                   49.31
02/01/96     04/12/96     Health Wise of America Inc                      18.63                   32.13                     15.26
02/05/96     04/30/96     DiMark Inc                                      0.84                    16.50                     33.93
02/07/96     05/07/96     Pyxis Corp                                      66.48                   67.93                     10.35
02/12/96     05/01/96     Duracraft Corp                                  68.12                   82.20                     16.78
02/13/96     09/18/96     Citicasters(American Finl Grp)                  28.26                  349.52                    337.04
02/14/96     03/20/96     Helene Curtis Industries Inc                    71.78
02/15/96     05/14/96     Andros Inc                                      35.85                   12.50                      4.35
02/16/96     05/30/96     Circle K Corp                                   68.82                  548.63                    830.11
02/16/96     06/13/96     Fortum Group Inc                                44.44
02/20/96     07/24/96     Davidson & Associates Inc                       67.76                   30.12                    129.77
02/20/96     07/24/96     Sierra On-Line Inc                              50.38                   65.51                    160.60
02/23/96     07/01/96     Cray Research Inc                               20.60                   34.83                     83.21
02/26/96     09/16/96     Sterile Concepts Inc.                           55.34
02/26/96     06/18/96     Tide West Oil Co                                51.52
02/27/96     05/24/96     Brandon Systems Corp                            29.77                  554.88                    758.54
02/29/96     07/10/96     Big O Tires Inc                                 12.82                   23.36                     22.22
03/04/96     04/08/96     Guardsman Products Inc                          57.27
03/07/96     07/03/96     Acme-Cleveland Corp                             56.86
03/11/96     08/02/96     Life Partners Group Inc                         55.56                   69.70                     -1.75
03/18/96     07/01/96     Athena Neurosciences Inc                        40.39                   73.81                    220.88
03/18/96     08/30/96     Microtek Medical Inc                            43.90                  129.19                    201.85
03/25/96     07/01/96     InStant Inc                                      5.87                  228.93
03/26/96     08/09/96     DeBartolo Realty Corp                           25.54                   23.17                     15.54
03/28/96     08/01/96     Stop & Shop Cos                                 45.65
03/29/96     04/26/96     Great American Mgmt & Invt Inc                   3.63                    2.04                     41.34
03/29/96     07/08/96     Hayes Wheels International Inc                  43.02                   24.88                     62.03
03/29/96     08/07/96     MediSense Inc                                   39.00                   42.29                    123.60
03/29/96     09/03/96     Regional Acceptance Corp                        25.41                    9.33                      6.60
04/01/96     04/01/97     Pacific Telesis Group                           33.88                   14.04                     27.24
04/01/96     07/19/96     US Healthcare Inc                               18.75                   23.91                     28.81
04/02/96     08/15/96     Teledyne Inc                                   108.97                   35.44                     39.31
04/08/96     08/16/96     Cellular Communications Inc                      6.28                   94.69                     87.23
04/10/96     10/15/96     Waterhouse Investor Services                    65.22
04/17/96     07/31/96     Tucker Drilling Co Inc                          10.05                   34.13                     71.68
04/22/96     07/10/96     StrataCom Inc                                   79.69                   57.00                    192.99
04/22/96     06/03/96     Westcott Communications Inc                     56.36                   37.05                     45.15
04/29/96     03/27/97     Paul Revere Corp(Textron Inc)                    8.50


                                                                       Page F-8

MERGER PREMIUMS TO MARKET VALUE ANALYSIS
MERGER WITH TARGET PRICE EQUAL TO OR GREATER THAN $10 PER SHARE
ANNOUNCED AND COMPLETED 1/1/96 - 2/3/99
(continued)
================================================================================

Date        Date
Announced   Effective   Target Name                       Target Business Description         Acquiror Name
--------------------------------------------------------------------------------------------------------------------------------
04/30/96    08/12/96    UUNet Technologies Inc            Internet service provider           MFS Communications Co Inc.
05/01/96    06/28/96    Quartum Health Resources Inc      Provide home health care svcs       Olsten Corp
05/01/96    08/21/96    Uniroyal Chemical Co              Mnfr pesticides, rubber chere       Cromption & Knowles Corp
05/07/96    07/03/96    Guaranty National Corp            Insurance company                   Orion Capital Corp
05/07/96    08/14/96    Kahler Realty Corp                Real estate investment trust        Tiger Real Estate Fund LP
05/10/96    08/22/96    Cycare Systems Inc                Provide accounting services         HBO & Co
05/10/96    12/11/96    Transnational Re Corp             Property reinsurance company        PXRE Corp
05/13/96    08/15/96    MICOM Communications Corp         Mnfr communications equipment       Northern Telecom Ltd(BCE Inc)
05/14/96    09/05/96    Caremark International Inc        Pvd home health care services       MedPartners/Mullikin Inc
05/15/96    08/23/96    Davis Water & Waste Industries    Water distn and treatment prod      United States Filter Corp
05/16/96    11/15/96    A+ Network Inc                    Pvd paging services                 Metrocall Inc
05/20/96    07/23/96    AmenData Technologies Inc         Whl computer, peripherals           General Electric Capital Svcs
05/20/96    12/30/96    Continental Waste Industries      Pvd waste disposal services         Republic Industries Inc
05/20/96    10/31/96    Sterling Healthcare Group Inc     Own, op doctors' offices            FPA Medical Management Inc
05/24/96    07/02/96    Masland Corp                      Mnfr motor vehicle parts            Lear Corp
05/27/96    02/16/97    SyStemix Inc(Novartis AG)         Mnfr, dvlp cellular processes       Novartis AG
05/31/96    12/19/96    Addington Resources Inc           Bituminous coal mining              Republic Industries Inc
05/31/96    08/30/96    Image Industries Inc              Pvd plastic recyling svcs           Maxim Group Inc
06/03/96    08/05/96    Hedel Broadcasting Corp           Own, op radio bdcstg stations       Clear Channel Communications
06/03/96    09/30/96    Univar Corp                       Whl chemicals, pesticides           Pakhoed Holding NV
06/04/96    09/20/96    HomeTown Buffet Inc               Own and operate restaurants         Buffets Inc
06/06/96    10/01/96    AT&T Capital Corp(AT&T Corp)      Pvd leasing, financing services     Investor Group
06/06/96    12/18/96    Bally Entertainment Corp          Own, op casino hotels               Hilton Hotels Corp
06/06/96    07/09/96    FinishMaster Inc(Maxco Inc)       Whl automotive paint, coatings      Lacy Distribution Inc(LDI Ltd)
06/10/96    08/23/96    Orbit Semiconductor Inc           Manufacture seimiconductors         DII Group Inc
06/11/96    07/23/96    Community Health Systems Inc      Own and operate hospitals           Forstmann Little & Co
06/14/96    08/23/96    Brenco Inc                        Ball and roller bearings            Varten Corp
06/17/96    11/19/96    Perril DataComm Networks Inc      Mnfr data communications equip      Bay Networks Inc
06/18/96    09/30/96    Builders Warehouse Assn Inc       Pvd LAN design services             Osicom Technologies Inc
06/20/96    12/31/96    Infinity Broadcasting Corp        Own, op radio broadcasting strs     Westinghouse Electric Corp
06/20/96    09/16/96    Public Storage Properties X       Pvd warehousing storage svcs        Public Storage Inc
06/20/96    09/16/96    Public Storage Properties XII     Rent storage space                  Public Storage Inc
06/24/96    09/03/96    Sanifill Inc                      Provide waste management svcs       USA Waste Services Inc
06/28/96    10/02/96    National Re Corp                  Fire, casualty insurance co         General Re Corp
06/28/96    09/27/96    Salem Corp                        Whl industrial mach and equip       Investor Group
07/01/96    10/04/96    Landmark Graphics Corp            Dvlp CAE sys for geoscientists      Halliburton Co
07/01/96    03/25/97    Renaissance Commun Corp           Own and operate TV stations         Tribune Co
07/02/96    08/08/96    Ambar Inc                         Pvd oil and gas field services      Beacon Group Energy Investment
07/17/96    01/22/97    New World Commun GP(Ma(co)        Operate television stations         News Corp Ltd
07/19/96    07/01/97    Portland General Corp             Electric utility holding co         Enron Corp
07/19/96    08/27/97    Rexore Corp                       Mnfr petrochemical products         Huntsman Corp
07/22/96    10/03/96    Global Natural Resources Inc      Oil and gas exploration prodn       Seagull Energy Corp
07/22/96    10/25/96    Telebil Corp                      Mnfr data transmission equip        Cisco Systems Inc
07/22/96    07/29/97    United Cities Gas Co              Gas utility                         Atinos Energy Corp
07/23/96    02/19/97    Osbom Communications Corp         Own, op radio and TV stations       Capstar Broadcasting Partners
07/24/96    10/11/96    PCI Services Inc                  Pvd product packaging services      Cardinal Health Inc
08/02/96    11/29/96    First Colony Corp                 Insurance holding company           General Electric Capital Corp
08/05/96    04/07/97    EZ Communications Inc             Own, operate radio stations         American Radio Systems Corp

                                                                                        Premium
                                                        -------------------------------------------------------------------------
                                                           Value of   Enterprise
Date        Date         Acquiror                       Transaction        Value      1 Day Prior    1 Week Prior   4 Weeks Prior
Announced   Effective    Business Description               ($ mil)      ($ mil)    to Annc. Date   To Annc. Date   To Annc. Date
---------------------------------------------------------------------------------------------------------------------------------
04/30/96    08/12/96     Pvd telephone communs svcs          2060.9     2037.023            27.59           39.91          125.91
05/01/96    08/28/96     Pvd temporary personel svcs          270.2      301.169            23.65           29.32           60.18
05/01/96    08/21/96     Mnfr chemicals, dyes, flavors       1463.4     1326.163            27.66           44.58           55.84
05/07/96    07/03/96     Insurance company, holding co         85.1      361.073            15.63           15.63           22.31
05/07/96    08/14/96     Real estate investment trust         222.7      212.811             9.68           13.33            9.68
05/10/96    08/22/96     Dvlp healthcare software             277.1      252.048             6.33            8.99           61.02
05/10/96    12/11/96     Reinsurance company                  133.1      165.348            12.47           16.52            8.70
05/13/96    08/15/96     Mnfr telecommunications equip        138.3      144.308           -14.29            9.09           58.35
05/14/96    09/05/96     Pvd management health svcs          2707.8     3139.099             9.95           16.00           18.17
05/15/96    08/23/96     Mnfr water treatment equip           100.8      109.499            36.18           59.03           62.30
05/15/96    11/15/96     Pvd local paging services            345.4      342.749            36.13           40.67           63.88
05/20/96    07/23/96     Pvd financing services               454.8      734.654             4.07           25.49           47.13
05/20/96    12/30/96     Provide waste disposal svcs          354.4      360.348            66.73           62.18           82.04
05/20/96    10/31/96     Pvd health care mgmt services        157.5      172.338            -3.07            3.67           13.09
05/24/96    07/??/96     Mnfr automobile seats                413.5      444.870             6.12           18.18           30.00
05/27/96    02/16/97     Manufacture pharmaceuticals          107.6      401.596             4.70           69.57           59.18
05/31/96    12/19/96     Provide waste disposal svcs          317.8      358.730            24.88           43.93           50.30
05/31/96    08/30/96     Own, op floor covering fran          105.1      152.440            17.00           15.84           23.16
06/03/96    08/05/96     Own, op TV, radio station            315.3      370.095             2.22            4.55            2.22
06/03/96    09/30/96     Pvd freight transp services          331.8      605.298            57.17           54.06           58.78
06/04/96    09/20/96     Own and operate restaurants          174.0      195.943            -3.27            7.38            2.67
06/06/96    10/01/96     Investor group                      2128.6     9188.700            37.41           38.46           42.29
06/06/96    12/18/96     Own, operate hotels                 3138.1     3108.891            59.03           74.81           72.18
06/06/96    07/09/96     Whl industrial machinery equip        62.6      111.128            30.42           27.76           42.27
06/10/96    08/23/96     Mnfr electronic components           118.3      105.053            37.78           36.10           57.18
06/11/96    07/23/96     Investment company                  1080.0     1267.498            20.23           19.89           18.86
06/14/96    08/23/96     Mnfr customtubular products          161.4      164.889            30.96           30.30           20.56
06/14/96    11/19/96     Mnfr, whl data networking prods      117.6      124.136             7.50            2.99            6.17
06/18/96    09/30/96     Mnfr communications equipment         69.3       73.342             9.67           15.95           35.32
06/20/96    12/31/96     Mnfr elec defense electri equip     4737.8     4153.297            12.76           10.82           15.27
06/20/96    09/16/96     Real estate investment trust          50.2       39.475            13.85           13.08           10.83
06/20/96    09/16/96     Real estate investment trust          55.2       37.663            14.56           14.56           15.30
06/24/96    09/03/96     Pvd waste disposal services         1236.9     1604.447            -1.02            3.86            1.63
06/28/96    10/02/96     Insurance holding company            904.6     1110.321            45.21           65.63           60.61
06/28/96    09/27/96     Investor group                        46.6       31.813            21.96           23.46           11.73
07/01/96    10/04/96     Mnfr oil field machinery             586.7      531.762            65.51           77.00           68.80
07/01/96    03/25/97     Publish newspaper, cable TV sys     1094.4     1118.676            11.63           19.01           20.50
07/02/96    08/08/96     Investment firm                       66.6       81.363            24.14           17.07           50.00
07/17/96    01/22/97     Publish newspapers, magazines       2173.0     4241.936            67.66           71.63           60.15
07/19/96    07/01/97     Own, operate gas pipelines          2901.7     2982.291            23.13           21.54           19.48
07/19/96    08/27/97     Mnfr petrochemicals                  606.8      494.486            75.34           60.00           56.10
07/22/96    10/03/96     Own, op gas pipelines                525.6      526.491            11.23           13.04           13.04
07/22/96    10/25/96     Mnfr inter-networking systems        196.3      196.203            22.76           22.76            4.71
07/22/96    07/29/97     Natural gas distribution svcs        496.5      508.192            52.21           64.29           69.67
07/23/96    02/19/97     Own, operate radio stations           89.9      110.806            28.13           50.00           38.20
07/24/96    10/11/96     Whl pharmaceutical products          208.0      209.588            44.00           42.89           23.84
08/02/96    11/29/96     Pvd consumer financing svcs         1799.2     2011.939            37.71           32.66           39.04
08/05/96    04/07/97     Own, op radio bdcstg station         687.3      623.194            45.54           56.36           89.20

--------------------------------------------------------
Date        Date        3 Months Prior      1 Year Prior
Announced   Effective    to Annc. Date     to Annc. Date
--------------------------------------------------------
04/30/96    08/12/96             58.86
05/01/96    08/28/96             54.90              9.27
05/01/96    08/21/96             64.38             25.00
05/07/96    07/03/96             26.50             12.98
05/07/96    08/14/96             46.24             88.89
05/10/96    08/22/96             79.49            101.69
05/10/96    12/11/96              0.81             22.75
05/13/96    08/15/96             57.38             74.55
05/14/96    09/05/96             25.81             81.93
05/15/96    08/23/96            111.57            207.74
05/15/96    11/15/96             72.24             53.45
05/20/96    07/23/96             62.03            109.84
05/20/96    12/30/96            117.56            223.19
05/20/96    10/31/96
05/24/96    07/??/96             77.78             84.07
05/27/96    02/16/97             39.29             59.18
05/31/96    12/19/96             69.84             58.73
05/31/96    08/30/96
06/03/96    08/05/96            162.86            253.85
06/03/96    09/30/96             80.93             55.60
06/04/96    09/20/96             25.85             20.66
06/06/96    10/01/96
06/06/96    12/18/96             81.78            175.95
06/06/96    07/09/96             42.27              9.82
06/10/96    08/23/96             69.09            -22.50
06/11/96    07/23/96             22.35             49.64
06/14/96    08/23/96             34.42             30.67
06/14/96    11/19/96
06/18/96    09/30/96             37.08            370.00
06/20/96    12/31/96
06/20/96    09/16/96              5.26             20.40
06/20/96    09/16/96             15.30             27.66
06/24/96    09/03/96             26.37             55.38
06/28/96    10/02/96             57.04             60.61
06/28/96    09/27/96             30.72            -11.50
07/01/96    10/04/96             93.09             24.94
07/01/96    03/25/97            423.64            150.43
07/02/96    08/08/96             73.49            311.43
07/17/96    01/22/97             49.06             28.53
07/19/96    07/01/97             23.68             58.43
07/19/96    08/27/97             19.63             16.36
07/22/96    10/03/96             17.83             73.80
07/22/96    10/25/96            101.51            196.67
07/22/96    07/29/97             56.85             69.70
07/23/96    02/19/97             44.75            108.54
07/24/96    10/11/96             16.10            158.00
08/02/96    11/29/96             41.07             45.33
08/05/96    04/07/97            142.56            162.78

                                                                        Page F-9

Merger Premiums to Market Value Analysis
Mergers with Target Price Equal to or Greater than $10 per Share
Announced and Completed 1/1/96-2/3/99
(continued)

====================================================================================================================================

Date       Date
Announced  Effective   Target Name                      Target Business Description       Acquiror Name
------------------------------------------------------------------------------------------------------------------------------------
08/05/96   02/14/97    FHP International Corp           Own and operate HMOs              PacifCare Health Systems Inc.
08/07/96   10/03/96    Douglas & Lorrason Co            Wholesale motor vehicles          Magna International Inc
08/08/96   09/17/96    Roto-Rooter Inc (Chemed Corp)    Provide plumbing services, prod   Chemed Corp
08/09/96   08/06/97    NorAmEnergy Corp                 Oil and gas exploration, prodn    Houston Industries Inc
08/12/96   03/02/98    Atlantic Energy (Conoco)         Public utility holding co         Delmarva Power & Light
08/14/96   11/25/96    American Re Corp                 Property, casualty insurance co   Muenchener Ruedeversicherungs
08/14/96   11/07/96    Payco American Corp              Credit collection services        OSI Holdings Corp
08/14/96   10/24/96    Redman Industries Inc            Manufacture mobile homes          Champion Enterprises Inc
08/15/96   09/26/96    Orchard Supply Hardware Stores   Own, op home improvement ctrs     Sears Roebuck & Co
08/19/96   09/20/96    CasTech Aluminum Group Inc       Mnfr aluminum sheets              Commonwealth Aluminum Corp
08/19/96   12/16/96    Griffin Gaming & Equipment       Own, op gaming facilities         Sun International Hotels Ltd
08/22/96   10/29/96    Meta Software Inc                Develop software                  Avanti Corp
08/26/96   12/17/96    American Travellers Corp         Insurance company                 Conseco Inc
08/26/96   12/31/96    Bankers Life Holdings (Conseco)  Life ins co; holding company      Conseco Inc
08/26/96   03/04/97    Capitol American Financial       Pvd accident, life ins svcs       Conseco Inc
08/26/96   11/14/96    Career Horizons Inc              Pvd temporary personnel svcs      AccuStaff Inc
08/26/96   12/31/96    MFS Communications Co Inc        Pvd telephone communs svcs        WorldCom Inc
08/26/96   01/09/97    Spreckels Industries Inc         Produce sugar, mfr indust prod    Columbus McKinnon Corp
08/29/96   11/08/96    Red Lions Hotels (Red Lion Inn)  Own, op hotels                    Doubletree Corp
09/02/96   03/06/97    Arcadian Corp                    Mnfr phospatic fertilizers        Potash Corp of Saskatchewan
09/09/96   12/23/96    Big B Inc (Revco DS Inc)         Drug, grocery retail stores       Revco DS Inc
09/12/96   12/31/96    Duracell International Inc       Manufacture alkaline batteries    Gillette Co
09/23/96   12/04/96    Diamond Shamrock Inc             Mnfr, wholesale petroleum         Ultramer Corp
09/24/96   12/09/96    GMS Inc                          Develop software                  HBO & Co
09/26/96   02/28/97    Providence Journal Co            Own, op TV broadcasting stns      AH Belo Corp
09/26/96   12/23/96    Transport Holdings               Insurance holding company         Conseco Inc
09/30/96   09/27/97    Belden & Blake Corp              Oil and gas exploration, prodn    Texas Pacific Group Inc
10/01/96   12/31/96    South West Property Trust Inc    Real estate investment trust      United Dominion Realty Tr Inc
10/02/96   02/03/97    Baby Superstore Inc              Own, op children's wear stores    Toys R' Us Inc
10/03/96   02/07/97    TSX Corporation                  Mnfr communications equipment     ANTEC Corp
10/03/96   02/13/97    Kinder-Care Learning Centers     Operate day care centers          Kohlberg Kravis Roberts & Co
10/03/96   12/31/96    LXE (Electromagnetic Sciences)   Mnfr microwave components         Electromagnetic Sciences Inc
10/07/96   12/11/96    Augst Inc                        Mnfr electr, hardware prods       Thomas & Betts Corp
10/07/96   12/02/96    Cheyenne Software Inc            Develop computer software         Computer Associates Intl Inc
10/08/96   11/22/96    Super Food Services Inc          Wholesale food products           Nash Finch Co
10/10/96   01/31/97    Gelman Sciences Inc              Mnfr medical filter devices       Pall Corp
10/14/96   06/26/98    Pacific Enterprises Inc          Natural gas utility               Envos Corp (Sempra Energy)
10/14/96   12/12/96    Thrifty Payless Holdings Inc     Own, op drug store chain          Rite Aid Corp
10/15/96   06/03/97    Conrail Inc                      Own, op freight railroad lines    Investor Group
10/15/96   12/23/96    FlightSafety International       Mnfr flight simulators            Berkshire Hathaway Inc
10/17/96   01/30/97    O'nds HealthCorp                 Own, operate hospitals            Tenet Healthcare Corp
10/21/96   03/31/97    Detroit & Canada Tunnel Corp     Pvd tunnel operation services     Investor Group
10/23/96   04/16/97    Syratech Corp                    Manufacture silver flatware       Thomas H. Lee Equity Fund III
10/28/96   05/07/97    Cooper & Chyan Technology Inc    Develop software                  Cadence Design Systems Inc
10/28/96   01/15/97    Loctite Corp                     Mnfr adhesives & sealants         Henkel KGaA
10/29/96   05/29/97    Wireless Cable of Atlanta        Pvd wireless cable communs svc    BellSouth Corp

                                                                                                Premium
                                                                -------------------------------------------------------------------
                                                                   1 Day        1 Week        4 Weeks        3 Months        1 Year
                                  Value of         Enterprise      Prior          Prior         Prior          Prior          Prior
Acquiror                          Transaction      Value         to Annc.       to Annc.      to Annc.       to Annc.       to Annc.
Business Description              ($ mil)          ($ mil)         Date           Date          Date           Date           Date
------------------------------------------------------------------------------------------------------------------------------------
Own and operate HMO's              2000.1          2,161,889       19.37         27.37          19.10           24.96          41.20
Mnfr auto parts, accessories        134.6            213,954       39.33         90.77         103.28          125.45         121.43
Mnfr chems janitorial equip          93.6            220,326       12.33         12.33          11.19           20.15          25.19
Electric utility holding co        3648.8          3,750,590       35.72         46.52          41.69           48.23         143.32
Electric and gas utility            951.1          2,155,874        5.34          3.83           3.09            5.34          -0.47
Provide reinsurance services       3967.8          3,830,429       26.21         41.69          44.04           49.86          79.93
Investment holding firm             161.9            154,646       19.15         17.90          60.00           64.71          77.78
Mnfr single-family houses           341.9            391,852        6.29         11.71          26.39           21.73         102.26
Department stores, fnl svcs         423.7            412,744       17.65         25.56          28.44            8.95         137.29
Manufacture aluminum prods          328.7            322,740       37.82         57.69          45.13           41.38           3.14
Own, operate hotels                 309.6            345,195       88.88         88.88          69.28           52.07          52.07
Develop software                    139.3            136,900       18.00          0.48           1.48          -27.49
Insurance holding company           868.3            968,714       30.09         37.35          81.17           61.36         230.54
Insurance holding company           120.8          1,534,747       14.94         10.50          11.73           25.79          31.58
Insurance holding company           715.5            695,104       50.84         51.60          56.31           53.14          65.76
Provide staffing services          1010.3            835,758       34.40         33.88          63.98          147.63         145.64
Pvd telecommunication svcs        13595.7         14,885,504       58.82         59.96          86.96           66.27         142.14
Mnfr industrial chains, hoists      259.4            248,369       23.87         24.68          29.73           45.45         178.26
Own, operate hotel mgt co          1174.1          1,129,012       28.60         33.55          31.38
Manufacture potash                 1723.3          1,424,486       24.66         20.99          26.96           30.18          36.21
Own, operate drug stores            335.4            401.153       36.63         66.27          58.62           68.29          10.40
Mnfr shaving razors and blades     7231.9          7,764,776       19.84         29.75          30.11           33.80          37.31
Mnfr refined petroleum prods        860.9          1,807,572       -3.90          1.11           5.71            0.68          15.70
Dvlp healthcare software            242.6            235,095       56.35         57.50          86.26          125.52          64.80
Newspapers, radio, TV stations     1429.6          1,617,143       58.38         64.43          65.49          109.89
Insurance holding company           299.9            242,623       25.80         35.27          32.18           41.52
Investment holding company          405.7            404,194       32.52         27.81          31.71           21.35          42.11
Real estate investment trust        547.8            526,405        9.31          9.31          13.39           12.37          18.98
Own, op retail toy stores           382.2            501,916       17.99         21.82          25.07           43.21         -46.86
Mnfr commun network products        254.3            214,629       10.00         18.63          26.04          -22.41           3.16
Leverage buyout firm                571.0            510,009       17.83         18.75          26.67           22.58          34.51
Mnfr microwave components            14.8             81,560       22.09         14.13          19.32           23.58          28.10
Mnfr electronic connectors          570.1            611,782       32.83         30.49          45.94           54.06          49.89
Develop applications software      1247.6          1,199,601       32.61         34.81          30.48
Wholesale groceries                 164.2            262,843       37.78         36.26          29.17           51.22          26.53
Mnfr filters, separations equip     297.7            292,223       80.47         57.91          49.42           65.43          58.81
Electric and gas utility           2870.0          4,159,400        7.43          8.72          11.87
Own, operate drug stores           2394.0          2,367,729       26.91         28.65          37.18           62.23
Investor group                    10435.9         12,532,430       61.97         60.28          60.28           74.24          61.40
Property, casualty insurance co    1518.1          1,555,157       13.96         10.80          10.80
Own, op hospitals                  3123.4          2,875,478        9.61         19.48          16.56           40.56          57.21
Investor group                       36.5             33,327       64.89         74.19          54.29           64.89         110.73
Pvd fund mgmt svcs                  304.4            335,621       21.19         28.00          29.29           31.28          62.03
Develop CAD software                474.8            452,041        2.54          1.73          31.84           63.54
Mnfr, whl chemicals, detergents    1289.1          2,118,282       31.89         36.70          34.81           41.86          33.33
Pvd telecommunication svcs           44.7             37,948       89.88         80.83          80.83           20.57          83.04

MERGER PREMIUMS TO MARKET VALUE ANALYSIS
MERGERS WITH TARGET PRICE EQUAL TO OR GREATER THAN $10 PER SHARE
ANNOUNCED AND COMPLETED 1/1/96-2/3/99
(continued)
================================================================================

DATE       DATE                                                                                             ACQUIROR
ANNOUNCED  EFFECTIVE  TARGET NAME                TARGET BUSINESS DESCRIPTION   ACQUIROR NAME                BUSINESS DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
10/30/96   04/08/97  Vons Cos Inc                Own and operate supermarkets Safeway Inc                   Own, op grocery store
10/31/96   07/01/97  California Jockey Club/Bay  Own, op horse racing tracks  Patriot American Hospitality  Real estate investment trust
10/31/96   12/18/96  Kash N' Karry Food Stores   Own and operate supermarkets Food Lion Inc.                Own and operate super-
                      Inc                                                                                    markets
11/04/96   02/27/97  Eckend Corp                 Operate retail drug stores   JC Penney Co                  Department stores
11/11/96   04/30/97  PHH Corp                    Pvd auto, truck leasing svcs HFS Inc                       Own, op hotel franchises
11/12/96   06/12/97  Leslie's Poolmart           Own, op swimming pool stores Investor Group                Investor group
11/12/96   02/27/97  SQA Inc                     Whl software                 Rational Software Corp        Dvlp component-based
                                                                                                             software
11/13/96   01/20/97  Medex Inc                   Mnfr drug infusion products  FCY Inc                       Mnfr engineered polymer
                                                                                                             prods
11/18/96   01/02/97  Sudbury Inc                 Mnfr automotive parts        Internet Corp                 Ductile, gray iron cast-
                                                                                                             ings
11/25/96   01/09/97  Opal Inc                    Mnfr special industry equip  Applied Materials Inc         Mnfr wafer fabrication
                                                                                                             systems
11/25/96   06/18/97  PanEnergy Corp              Oil and gas exploration      Duke Power Co                 Electric utility
                                                  prodn
11/26/96   12/30/96  Amor All Products           Mnfr cleaners and waves      Clorox Co                     Manufacture household
                      (McKesson)                                                                             bleach
11/27/96   03/27/97  Central Tractor Farm &      Own, op tractor hardware     JW Childs Equity Partners     Investment company
                      Country                     stores                       LP
11/27/96   12/27/96  Central Tractor Farm &      Own, op tractor hardware     JW Childs Equity Partners     Investment company
                      Country                     stores                       LP
11/27/96   01/16/97  Milgray Electronics Inc    Whl electric equip            Bell Industries Inc           Mnfr electronic computer
                                                                                                             prods
11/27/96   03/19/97  Owen Healthcare Inc        Wholesale pharmaceuticals     Cardinal Health Inc           Whl pharmaceutical prod-
                                                                                                             ucts
11/29/96   04/30/97  Chicago Dock and Canal     Real estate investment trust  CityFront Center LLC          Real estate investment
                      Trust                                                                                  trust
11/29/96   01/06/97  ElectroStar Inc            Mnfr printed circuit boards   Tyco International Ltd        Mnfr fire protection
                                                                                                             systems
12/02/96   01/30/97  Eastbay Inc                Own, operate mail order bus   Venator Group Inc             Own, op variety stores
12/02/96   03/03/97  Health Images Inc          Provide magnetic imaging svcs HealthSouth Corp              Own, op outpatient
                                                                                                             surgery ctr
12/05/96   02/26/97  Barefoot Inc               Provide lawn care services    ServiceMaster LP              Pvd mgnt svcs
12/05/96   03/27/97  Cavco Industries Inc       Mnfr mobile homes             Centex Corp                   Construct bldgs, RE
                                                                                                             dvlp firm
12/05/96   04/11/97  Public Storage Properties  Real estate investment        Public Storage Inc            Real estate investment
                      XIV                        trust                                                       trust
12/05/96   04/11/97  Public Storage Properties  Real estate investment        Public Storage Inc            Real estate investment
                      XV                         trust                                                       trust
12/05/96   05/05/97  Santa Fe Pacific Gold      Gold mining co                Newmont Mining Corp           Gold, coal mining oil,
                      Corp                                                                                   gas expl
12/05/96   01/10/97  Zycon Corp                 Mnfr printed circuit          Hadco Corp                    Mnfr computer circuit
                                                 boards                                                      boards
12/11/96   02/21/97  Alexander & Alexander      Pvd insurance brokerage svcs  Aon Corp                      Insurance holding
                      Services                                                                               company
12/16/96   01/27/97  Eljer Industries Inc       Manufacture plumbing fixtures Zum Industries Inc            Mnfr environmental
                                                                                                             equipment
12/16/96   04/16/97  Paragon Group Inc          Real estate investment trust  Camden Property Trust         Real estate investment
                                                                                                             trust
12/16/96   05/30/97  Pioneer Financial          Life, health, accident ins    Conseco Inc                   Insurance holding
                      Services                   svcs                                                        company
12/16/96   01/27/97  Tylan General Inc          Mnfr gas measure equipment    Millipore Corp                Mnfr analytical prod-
                                                                                                             ucts
12/17/96   08/01/97  McDonnell Douglas          Mnfr aerospace, defense       Boeing Co                     Mnfr aircraft, aero-
                      Corp                       equip                                                       space equip
12/19/96   03/25/97  IWC Resources Corp         Water utility holding         NIPSCO Industries Inc         Electric, gas utility
                                                 company                                                     hldg co
12/30/96   05/29/98  LILCO                      Electric utility              Brooklyn Union Gas Co         Gas utility
01/07/97   02/25/97  American Medical           Provide ambulance services    Medi/Trans Inc (Laidlaw       Pvd ambulance svcs
                      Response Inc                                             Inc)
01/07/97   02/10/97  Bonray Drilling Corp       On-shore oil and gas          DLB Oil & Gas Inc             Oil and gas exploration
                                                 drilling                                                    prodn
01/13/97   04/25/97  OpenVision Technologies    Mnfr software, pvd pro-       Veritas Software Corp         Dvlp bus applications
                      Inc                        gramming                                                    software
01/13/97   09/02/97  Zurich Reinsurance Centre  Insurance agency              Zurich Versicherungs GmbH     Insurance holding com-
                                                                                                             pany
01/14/97   04/01/97  Oxford Resources Corp      Pvd passenger car leasing     Barnett Banks, Jacksonville,  Commerical bank
                                                 svcs                          FL
01/14/97   04/30/97  Tencor Instruments Inc     Mnfr test instruments         KLA Instruments Corp          Mnfr measuring devices
01/15/97   08/06/97  Value Health Inc           Provide health plan services  Columbia/HCA Healthcare Corp  Own, operate hospitals
01/16/97   02/28/97  Epic Design Technology     Develop CAD software          Synopsys Inc                  Develop automation
                      Inc                                                                                    software
01/16/97   05/30/97  Wellsford Residential      Real estate investment        Equity Residential Pptys      Real estate investment
                      Ppty                       trust                         Trust                         trust
01/17/97   06/17/97  Avenco Corp                Fire, marine, casaulty ins    HCC Insurance Holdings Inc    Provide insurance
                                                 co                                                          services
01/17/97   04/11/97  Studio Plus Hotels Inc     Own, operate hotels, motels   Extended Stay America Inc     Own, op hotels
01/20/97   06/27/97  First USA Inc              Pvd credit card svcs          BANC ONE Corp, Columbus, Ohio Bank holding company

                          VALUE OF    ENTERPRISES                                           PREMIUM
                                                    ----------------------------------------------------------------------------
DATE       DATE        TRANSACTION          VALUE      1 DAY PRIOR    1 WEEK PRIOR   4 WEEKS PRIOR  3 MONTHS PRIOR  1 YEAR PRIOR
ANNOUNCED  EFFECTIVE       ($ MIL)         ($MIL)    TO ANNC. DATE   TO ANNC. DATE   TO ANNC. DATE   TO ANNC. DATE  TO ANNC DATE
--------------------------------------------------------------------------------------------------------------------------------
10/30/96   04/08/97      2251.6        3092.969          26.80            21.52         25.71            32.96         115.49
10/31/96   07/01/97       199.7         185.790          87.23            88.57        103.08           268.67         300.61
10/31/96   12/18/96       347.1         342.271           9.47            33.33          6.67            -7.96          13.66
11/04/96   02/27/97      3298.5        3216.527          21.21            28.44         29.63            56.42          67.66
11/11/96   04/30/97      1809.5        6273.958          60.98            65.00         69.23            83.33         120.00
11/12/96   06/12/97       112.8         124.193          26.09            31.82         31.82            13.73           5.45
11/12/96   02/27/97       315.8         273.700          39.44            28.23         39.44            73.06
11/13/96   01/20/97       150.6         147.438          54.10            57.98         66.74           106.59         123.81
11/18/96   01/02/97       155.4         145.122          19.05            25.00          9.89            14.94          53.85
11/25/96   01/09/97       189.6         146.567          52.58            64.44        105.56            23.33         270.00
11/25/96   06/18/97      7666.8        9955.409          18.34            22.70         30.29            48.15          80.18
11/26/96   12/30/96       410.1         355.099           9.09            13.97         13.97            27.27           4.60
11/27/96   03/27/97        56.7         172.740          17.53            17.53         18.75            42.50          67.65
11/27/96   12/27/96        81.0         166.959          15.46            15.46         16.67            40.00          64.71
11/27/96   01/16/97       100.0         135.176           8.40            16.99         20.57
11/27/96   03/19/97       544.1         481.667          64.89           100.86         87.25
11/29/96   04/30/97       177.9         176.494          22.32            22.70         22.70            68.07         150.00
11/29/96   01/06/97       111.0         119.210           7.69            27.27         16.67            40.00
12/02/96   01/30/97       146.0         142.812          26.32            28.00         23.08
12/02/96   03/03/97       263.7         259.674           7.39            27.85         34.24            57.93         116.52
12/05/96   02/26/97       230.9         246.105          25.49            28.00         42.22            60.00          31.96
12/05/96   03/27/97        76.2         104.851          13.23            20.23         30.49            39.87         130.11
12/05/96   04/11/97        82.4          56.913          29.19            30.82         31.65            32.48          49.64
12/05/96   04/11/97        79.1          54.218          29.19            28.40         32.48            34.19          46.48
12/05/96   05/05/97      2505.5        2862.135          59.75            66.77         63.18            45.92          50.26
12/05/96   01/10/97       211.7         240.896          12.50            46.94         94.60           105.71          39.81
12/11/96   02/21/97      1227.4        1131.321           6.06             8.53          9.38             8.53         -16.67
12/16/96   01/27/97       175.6         254.314          77.78            84.62         90.10           140.00         146.15
12/16/96   04/16/97       624.8         619.148           9.71            12.25         14.00            19.61           7.29
12/16/96   05/30/97       564.0         531.203          47.37            50.34         63.50
12/16/96   01/27/97       147.7         150.717          39.13            26.73         26.73            16.36          13.27
12/17/96   08/01/97     13359.0       15830.056           0.62            22.71         20.08            22.41          41.33
12/19/96   03/25/97       290.6         418.564          31.96            39.13         45.46            64.10          64.10
12/30/97   05/29/98      4725.5        8325.506          32.28            33.14         28.96            49.66          56.52
01/07/97   02/25/97      1011.1        1179.050          21.21            23.08         36.75
01/07/97   02/10/97        12.7          13.609          11.11            11.11         30.44           105.13         179.07
01/13/97   04/25/97       365.7         355.210          43.67            46.46         50.86            46.49
01/13/97   09/03/97       319.0         932.988          17.07            18.52         11.63            18.03          20.50
01/14/97   04/01/97       561.0        2075.950          10.03            23.53         28.05            52.37          76.86
01/14/97   04/30/97      1343.6        1268.039          33.06            42.22         70.21           113.33         109.15
01/15/97   08/06/97      1132.3        1007.303           1.24             0.61                          17.14         -22.64
01/16/97   02/28/97       455.4         435.639          -0.60             8.52         23.63            30.09          23.01
01/16/97   05/30/97       995.5         792.153           7.58             9.21          9.77
01/17/97   06/17/97       246.8         295.317          47.74            55.78         89.26            80.35          86.21
01/17/97   04/11/97       295.9         261.224          54.96            51.12         37.48            28.79          40.68
01/20/97   06/27/97      7304.3        7972.547          43.16            53.05         50.85            80.64         126.89

                                                                       Page F-11

MERGER PREMIUMS TO MARKET VALUE ANALYSIS
MERGERS WITH TARGET PRICE EQUAL TO OR GREATER THAN $10 PER SHARE
Announced and Completed 1/1/96 - 2/3/99
(continued)
================================================================================

DATE      DATE
ANNOUNCED EFFECTIVE TARGET NAME                        TARGET BUSINESS DESCRIPTION        ACQUIROR NAME
----------------------------------------------------------------------------------------------------------------------------
01/20/97  04/08/97  Target Therapeutic Inc             Mnfr, whl mini-surgical devices    Boston Scientific Corp
01/21/97  06/26/97  InPhyNet Medical Management        Pvd physician management svcs      MedPartners Inc
01/21/97  07/09/97  Mafco Consolidated Grp (Mafco)     Mnfr cosmetics, beauty products    Mafco Holdings Inc
01/22/97  03/05/97  Norand Corp                        Mnfr electronic info systems       Western Atlas Inc
01/23/97  05/19/97  Amphenol Corp                      Manufactures connectors            Kohlberg Kravis Roberts & Co
01/23/97  06/02/98  ESELCO Inc                         Electric utility                   Wisconsin Energy Corp
01/27/97  03/07/97  Measures Corp                      Mnfr process control systems       Honeywell Inc
01/27/97  06/30/97  Revco DS Inc                       Own, operate drug stores           CVS Corp
02/03/97  03/10/97  Kysor Industrial Corp              Manfr vehicle components           Scotsman Industries Inc
02/05/97  05/31/97  Morgan Stanley Group Inc           Investment bank                    Dean Witter Discover & Co
02/10/97  03/31/97  TheraTx Inc                        Own, op nursing care facilities    Vencor Inc
02/11/97  06/13/97  AMISYS Managed Care Systems        Pvd integrated systems svcs        HBO & Co
02/13/97  05/20/97  Reflectone Inc                     Manufacture flight simulators      British Aerospace Holdings
02/13/97  06/17/97  USLIFE Corp                        Life insurance company             American General Corp
02/14/97  10/29/97  Horizon/CMS Healthcare Corp        Pvd nursing care services          HealthSouth Corp
02/14/97  09/17/97  UNC Inc                            Mnfr aircraft components           Greenwich Air Services Inc
02/14/97  06/25/97  Winthrop Resources Corp            Provide computer leasing svcs      TCF Finl Corp Minneapolis, MN
02/18/97  06/27/97  Destec Energy Inc                  Electric utility                   NGC Corp
02/20/97  12/09/97  NHP Inc (Apartment Investment)     Own, op apartment buildings        Apartment Investment & Mgmt Co
02/24/97  07/01/97  Security-Connecticut Corp          Insurance holding company          ReliaStar Financial Corp, MN
02/25/97  08/05/98  Fina Inc                           Mnfr petroleum refined prods       Petrofina SA
02/26/97  07/02/97  Petrolite Corp                     Mnfr fuel additives, waxes         Baker Hughes Inc
02/26/97  06/12/97  US Robotics Corp                   Mnfr common products, systems      3 Com Corp
02/27/97  06/13/97  Production Operators Corp          Provide oil an gas field svcs      Camco International Inc
02/28/97  08/01/97  Healthsource Inc                   Own and operate HMO's              CIGNA Corp
03/03/97  05/30/97  BHC Financial Inc                  Provide date processing svcs       Flsav Inc
03/07/97  08/01/97  Micro Bio-Medics Inc               Whl, mnfr medical group            Herry Schein Inc
03/10/97  09/02/97  Greenwich Air Services Inc         Manufacture aircraft engines       General Electric Co
03/14/97  06/26/97  Enterprise Systems Inc             Develop hospital mgmt software     HBO & Co
03/17/97  08/20/97  Heritage Media Corp                Own, op radio and TV stations      News Corp Ltd
03/19/97  07/11/97  American List Corp                 Pvd mail advertising svcs          Synder Communications Inc
03/20/97  06/17/97  Falcon Building Products Inc       Manufacture air compressors        InvestCorp
03/24/97  04/28/97  MDL Information Systems            Pvd scientific info svcs           Elsevier Science
03/24/97  08/05/97  OnTrak Systems Inc                 Mnfrs semiconductor cap equip      Lam Research Corp
03/25/97  05/07/97  Foodbrands America Inc             Produce sausages, prepared meat    IBP Inc (Occidental Petroleum)
03/25/97  07/10/97  Phamis Inc                         Pvd integrated systems design      IDX Systems Corp
03/26/97  09/03/97  Argyle Television Inc              Own, op television stations        Hearst Broadcasting Group
03/31/97  06/30/97  Cascade Communications Corp        Mnfr frame relays                  Ascend Communications Inc
04/07/97  09/02/97  Alek Brown Inc                     Securities brokerage firm          Bankers Trust New York Corp
04/07/97  07/30/97  Pure Atria Corp                    Dvlp custom computer programs      Rational Software Corp
04/08/97  06/12/97  Premiere Radio Networks Inc        Own, op radio bdcstg stations      Jacor Communications Inc
04/09/97  06/24/97  Public Storage Properties XVI      Real estate investment trust       Public Storage Inc
04/09/97  06/24/97  Public Storage Ppties XVIII        Real estate investment trust       Public Storage Inc
04/09/97  06/24/97  Public Storage Properties XIX      Real estate investment trust       Public Storage Inc
04/09/97  05/13/97  Stan Corp                          Mnfr, whl automotive parts         Tomkins PLC

========================================================================================================================

                                                VALUE OF  ENTERPRISE                            PREMIUM
                                                                      ----------------------------------------------
DATE      ACQUIROR                           TRANSACTION       VALUE   1 DAY PRIOR   1 WEEK PRIOR   4 WEEKS PRIOR
ANNOUNCED BUSINESS DESCRIPTION                   ($ mil)     ($ mil)  TO ANNC. DATE  TO ANNC. DATE  TO ANNC. DATE
--------------------------------------------------------------------------------------------------------------------
01/20/97  Manufacture catheters                   1218.3    1183.387          63.65          65.86          93.68
01/21/97  Pvd medical services to HMO's            369.7     364.333          -0.80          12.84          25.38
01/21/97  Mnfr toilet preparations                 116.8     980.318          23.50          23.50          27.62
01/22/97  Pvd oil, gas exploration svcs            320.8     316.140          72.90          87.41          94.20
01/23/97  Leverage buyout firm                    1390.4    1385.987          12.43          16.85          26.06
01/23/97  Electric, gas utility, hldg co            74.3      95.651          50.85          49.58          69.52
01/27/97  Mnfr automation, control sys             597.0     587.362          44.33          42.13          45.83
01/27/97  Own and operate drug stores             3911.7    3969.974           7.57          11.47          17.69
02/03/97  Mnfr refrigeration equipment             359.2     385.364          16.22          17.01          24.64
02/05/97  Securities brokerage firm              10573.0   51167.742          11.08          12.80          13.81
02/10/97  Provide healthcare services              378.2     539.628          30.29          35.45          59.07
02/11/97  Dvlp healthcare software                 170.6     146.516          38.58          44.26          43.09
02/13/97  Whl aircraft, aircraft equip              41.1      98.003          20.00          18.52          25.49
02/13/97  Insurance holding company               2374.4    2353.339          20.95          22.80          43.25
02/14/97  Own, op outpatient surgery ctr          1651.3    1612.877          27.65          40.04          36.08
02/14/97  Manufacture aircraft engines             442.7     752.153          37.93          41.18          36.36
02/14/97  Savings and loan                         334.7     350.727           7.65          20.00          23.03
02/18/97  Wholesale natural gas products          1222.4    1235.070          82.32          80.42          63.40
02/20/97  Real estate investment trust             114.5     370.576          28.26          25.21          16.86
02/24/97  Insurance company                        545.4     503.520          43.65          45.10          36.38
02/25/97  Produce whl petroleum                    257.0    2427.107          19.70          18.52          21.52
02/26/97  Mnfr oil, gas field machinery            710.9     709.813          62.67          83.46          78.10
02/26/97  Pvd network computer svcs               6510.7    6596.645          11.38          13.22           0.37
02/27/97  Mnfr oil, gas field equipment            609.6     616.802          22.90          13.02          15.93
02/28/97  Insurance company                       1652.7    1545.420          28.89          32.82          64.15
03/03/97  Pvd finl data processing svcs            220.6     247.837          67.50          60.00          82.31
03/07/97  Whl med supplies                         136.1     113.124          12.19          12.19          10.44
03/10/97  Electrical, construction prod            519.2     789.392          21.57          33.33          34.78
03/14/97  Dvlp healthcare software                 275.2     254.539          15.29          13.75          30.00
03/17/97  Publish newspapers, magazines           1351.8    1348.407          69.07          72.63          69.01
03/19/97  Pvd outsources marketing svcs            117.1     117.721          17.32          28.05           8.81
03/20/97  Investor group                           584.5     496.471          43.43          49.47          52.69
03/24/97  Publish scientific journals              310.7     299.206          85.51          43.82          54.22
03/24/97  Mnfr equip to mnfr semiconduct           217.9     200.189          -0.85           2.96          13.92
03/25/97  Produce beef and prok products           657.5     634.736          47.40          50.97          61.38
03/25/97  Mnfr health care info systems            142.8     140.394          18.93          23.00          26.47
03/26/97  Own, op radio stations                   322.2     487.367          15.22          16.48          14.60
03/31/97  Mnfr wide area network equip            3529.3    3445.088          28.28          46.70          21.08
04/07/97  Bank holding company                    2077.4    2055.265          65.00          50.04          17.70
04/07/97  Dvlp component-based software            958.4     949.495          18.54          23.31          23.77
04/08/97  Own, op radio bdcstg stations            208.9     155.812          17.37          19.23          19.23
04/09/97  Real estate investment trust              84.2      82.136           6.01           5.32           2.62
04/09/97  Real estate investment trust              78.6      82.657           4.97           7.12           2.90
04/09/97  Real estate investment trust              67.9      66.650           4.89           3.25           3.25
04/09/97  Mnfr, whl plumbing fixtures              574.0     593.708          29.32          48.28          49.57


            ----------------------------------
DATE        3 MONTHS PRIOR    1 YEAR PRIOR
ANNOUNCED    TO ANNC. DATE    TO ANNC. DATE
----------------------------------------------
01/20/97             76.90            50.39
01/21/97             43.30             8.77
01/21/97             36.04            69.62
01/22/97             74.03           150.47
01/23/97             31.65            16.85
01/23/97
01/27/97             37.25            18.14
01/27/97             40.73            50.79
02/03/97             48.28            79.17
02/05/97
02/10/97             73.16            50.33
02/11/97             62.96             8.64
02/13/97             28.00            33.33
02/13/97             68.33            57.20
02/14/97            -32.28            -0.66
02/14/97             66.67            96.72
02/14/97
02/19/97             37.46            73.20
02/20/97             16.00            12.69
02/24/97             57.86           105.22
02/25/97             25.33            23.39
02/26/97             38.64           128.04
02/26/97             -6.80            16.35
02/27/97             25.65            79.22
02/28/97            150.96           107.14
03/03/97            112.70            92.81
03/07/97              3.94            14.93
03/10/97             30.53           -16.78
03/14/97             51.67            16.88
03/17/97             45.13            21.03
03/19/97             -0.47            27.27
03/20/97             24.56            97.22
03/24/97             79.02            50.59
03/24/97             62.24            81.49
03/25/97             71.74            36.64
03/25/97             95.22            30.14
03/26/97              8.16            22.54
03/31/97            -33.97           -18.89
04/07/97
04/07/97            -23.49           -40.10
04/08/97             32.96            36.58
04/09/97              2.62            17.71
04/09/97             -0.38            15.00
04/09/97             -2.82            16.96
04/09/97             40.98            79.17

                                                                       Page F-12

MERGER PREMIUMS TO MARKET VALUE ANALYSIS
MERGERS WITH TARGET PRICE EQUAL TO OR GREATER THAN $10 PER SHARE
ANNOUNCED AND COMPLETED 1/1/96 - 2/3/99
(Continued)

===============================================================================================================================
DATE        DATE
ANNOUNCED   EFFECTIVE   TARGET NAME                        TARGET BUSINESS DESCRIPTION       ACQUIROR NAME
-------------------------------------------------------------------------------------------------------------------------------
04/09/97    07/21/97    Tambrands Inc                      Mnfr feminine hygiene products    Procter & Gamble
04/14/97    11/12/97    APL Ltd                            Shipping ,trucking company        Neptune Orient Lines Ltd
04/14/97    09/03/97    United Waste Systems Inc           Provide waste management svcs     USA Waste Services Inc
04/14/97    01/05/98    Wyndham Hotel Corp                 Own and operate hotels            Patriot Amer Hosp/Wyndham Intl
04/16/97    01/30/98    Steck-Vaughn Publishing Corp       Publish books, magazines          Harcourt General Inc
04/17/97    07/14/97    Drilex International Inc           Pvd prod, svcs used in drilling   Baker Hughes Inc
04/19/97    04/21/97    Vitalink Pharmacy Services Inc     Pvd health and allied svcs        Manor Care Inc
04/21/97    05/28/97    Goulds Pumps Inc                   Mnfr centrifugal pumps            ITT Industries Inc
04/21/97    06/10/97    National Education Corp            Vocational training services      Harcourt General Inc
04/22/97    09/04/97    International Family Ent Inc       Provide cable television svcs     Fox Kids Worldwide Inc
04/23/97    06/25/97    VenFone Inc                        Electronic funds transfer mach    Hewlett-Packard Co
04/30/97    06/03/97    GKN Sister Metals Inc(GKN PLC)     Mnfr automotive, metal parts      GKN PLC
05/01/97    07/30/97    David White Inc                    Mnfr, whl surveying instruments   ???? Partners
05/05/97    08/13/97    Fort Howard Corp                   Mnfr sanitary tissue products     James River Corp of Virginia
05/05/97    08/01/97    Logicon Inc                        Pvd computer svcs to military     Northrop Grumman Corp
05/05/97    08/19/97    Riser Foods Inc                    Own, op grocery stores            Grant Eagle Inc
05/05/97    06/13/97    Vivra Inc                          Provide home health care svcs     Incentive AB
05/06/97    08/15/97    BBN Corp                           Mnfr computer integrated sys      GTE Corp
05/06/97    07/22/97    BWIP Inc                           Mnfr fluid transfer equip         Durco International Inc
05/06/97    01/05/98    Physicians Health Services Inc     Own and operate HMO's             Foundation Health Systems Inc
05/06/97    07/25/97    Varsity Spirit                     Pvd cheerleading training svcs    Riddell Sports Inc
05/07/97    06/03/98    Reliable Life Insurance Co         Insurance company                 Unitrin Inc
05/07/97    08/26/97    Transitional Hospitals Corp        Own, op psychiatric hospitals     Vencor Inc
05/08/97    11/04/97    Living Centers of America Inc      Pvd long-term health care svcs    Apollo Management LP
05/12/97    10/16/97    Dynamics Corp of America           Mnfr electrical appliances        CTS Corp
05/12/97    09/09/97    Smith's Food & Drug Centers        Own and operate supermarkets      Fred Meyer Inc
05/13/97    08/26/97    Autumn Software Inc                Dvlp sales, mktg info software    BAAN Co NV
05/13/97    08/28/97    Inbrand Corp                       Mnfr incontinence products        Tyco International Ltd
05/14/97    11/18/97    Erron Global Power & Pipelines     Pvd gas transmission svcs         Erron Corp
05/20/97    09/02/97    Keystone International Inc         Mnfr indl flow control prod       Tyco International Ltd
05/21/97    08/14/97    Howell Industries Inc              Mnfr automotive parts             Oxford Automotive Inc
05/21/97    05/04/98    KU Energy Corp                     Electric utility holding co       LG&E Energy Corp
05/22/97    07/31/97    Biopsys Medical Inc                Mnfr surgical, medical instr      Johnson & Johnson
05/22/97    07/09/98    Chaparral Steel Co(Texas Ind)      Mnfr primary steel products       Texas Industries Inc
05/22/97    11/20/97    Mail Boxes Elc                     Pvd franchised postal services    US Office Products Co
05/23/97    10/06/97    Palmer Wireless Inc                Pvd telephone services            Price Communications Corp
05/27/97    08/08/97    Alamco Inc                         Oil & gas exploration, prod       Columbia Natural Resources Inc
05/27/97    12/18/97    HFS Inc                            Own, op hotel franchises          CUC International Inc
05/28/97    02/10/98    CommNet Cellular Inc               Cellular telephone services       Blackstone Capital Partners
05/29/97    07/03/97    Fibreboard Corp                    Mnfr fibreboard, paperboard       Owens Corning
06/02/97    07/15/97    Acordia Inc (Anthem Inc)           Pvd insurance brokerage svcs      Anthem Inc
06/03/97    01/15/98    Faulding Inc (FH Faulding & Co)    Mnfr pharmaceuticals              FH Faulding & Co Ltd
06/04/97    07/28/97    Mexico Inc                         Develop educational software      Electronic Arts Inc
06/06/97    10/14/97    Telco Communications Group Inc     Pvd switch-based telecom svcs     Excel Communications Inc
06/09/97    10/01/97    American States Financial Corp     Fire and marine insurace co       SAFECO Corp
06/09/97    09/12/97    Amrion Inc                         Own, op food stores               Whole Foods Market Inc
06/09/97    07/15/97    Prime Service Inc                  Pvd const equip rental svcs       Atlas Copco North America Inc

                                                       VALUE OF   ENTERPRISE                                       PREMIUMS
                                                                              ------------------------------------------------
DATE            ACQUIROR BUSINESS                   TRANSACTION        VALUE     1 DAY PRIOR    1 WEEK PRIOR  4 WEEKS PRIOR
ANNOUNCED       DESCRIPTION                             ($ MIL)       ($MIL)   TO ANNC. DATE   TO ANNC. DATE   TO ANNC DATE
------------------------------------------------------------------------------------------------------------------------------
04/09/97        Mnfr household prod, oil, coffee        2003.9      1978.686            8.40           14.94          14.94
04/14/97        Pvd deep sea oil transp svcs             878.5      1482.218           55.81           65.43          42.55
04/14/97        Pvd waste disposal services             1682.2      1899.629            0.71            1.05          -1.25
04/14/97        Real estate investment trust             773.1       731.676           48.02           44.52          48.93
04/16/97        Own, op movie theatres, stores            40.3       221.362           21.65           32.58          24.21
04/17/97        Mnfr oil, gas field machinery            120.1       133.636           31.44           37.88          59.82
04/19/97        Own, op nursing homes, hotels             30.0       278.457           14.29            8.11          -4.19
04/21/97        Mnfr brakes and chassis sys              922.1       913.487           61.75           57.45          60.87
04/21/97        Own, op movie theatres, stores           776.1       874.090           22.63           54.13          40.00
04/22/97        Pvd motion picture prodn svcs           1862.9      1903.499           94.44           95.80         107.41
04/23/97        Mnfr computers, testing equip           1245.1      1142.303           67.64           50.19          43.77
04/30/97        Mnfr whl auto parts, metals              469.7       523.098           37.04           38.32          32.74
05/01/97        Investment company                         5.9         7.472           11.63           14.29          18.52
05/05/97        Mnfr paper, paper-related prods         5682.6      5734.855           16.31           27.92          43.30
05/05/97        Aircraft, aerospace products            1027.5       949.943           75.68           84.23         102.65
05/05/97        Whl retail grocery prods                 468.5       415.188           11.63           29.23          29.79
05/05/97        Mnfr medical instr, ind equip           1660.5      1768.293           26.09           41.77          35.70
05/06/97        Pvd telecommunications svcs              713.8       678.339           26.09           32.57          64.54
05/06/97        Mnfr machinery, metal castings           530.7       537.884           -5.48           14.15          18.72
05/06/97        Own, op HMO's, holding company           268.2       231.409           23.50           26.97          51.68
05/06/97        Manufacture football equipment            91.0        89.635           30.35           28.14          23.93
05/07/97        Insurance company                        261.1       145.966           51.11           51.11          52.06
05/07/97        Provide healthcare services              628.0       592.638           60.00           60.00          86.51
05/08/97        Investment management services          1048.2      1126.820           17.82           22.73          41.49
05/12/97        Mnfr electronic components               244.6       255.742           91.27           94.17         112.70
05/12/97        Own, operate department stores          2018.0      2074.866            9.93           16.48          26.99
05/13/97        Develop software                         259.9       218.697           32.99           40.38          55.84
05/13/97        Mnfr fire protection systems             322.8       367.434           69.98           78.34         107.22
05/14/97        Own, operate gas pipelines               428.0       866.482           11.83           13.70          19.74
05/20/97        Mnfr fire protection systems            1361.5      1426.756           84.19           85.31         102.49
05/21/97        Mnfr engineered metal prods               23.0        19.054           28.70           30.40          32.14
05/21/97        Electric utility                        1539.4      2112.892           34.01           31.84          35.69
05/22/97        Mnfr medical equip and prods             303.5       293.863            6.99            6.99          22.44
05/22/97        Mnfr cement, steel products               72.8       519.310           20.39           25.25          29.17
05/22/97        Whl retail office supplies               354.8       324.214           39.20           40.99          38.31
05/23/97        Own, op TV and radio stations            870.4       865.524           45.08           55.56          64.71
05/27/97        Operate natural gas pipeline             102.8        94.428            7.69           11.50          16.67
05/27/97        Provide discount club svcs             11342.9     11759.191            5.93            2.99           5.23
05/28/97        Investment bank                          631.2       745.352           21.78           28.64          39.81
05/29/97        Mnfr glass fiber products                631.2       478.004           15.79           22.22          49.66
06/02/97        Insurance company                        193.2       633.961           12.68           11.50          25.98
06/03/97        Mnfr whl drugs, toiletries                77.3       206.005           25.58           22.73          46.96
06/04/97        Develop wholesale software               127.5       116.945            2.27            2.27          40.63
06/06/97        Pvd telephone commun svcs               1046.5      1017.645           32.91           23.77          26.44
06/09/97        Provide Insurance services              3127.1      3110.922           45.74           48.62          57.32
06/09/97        Own, op natural foods stores             152.6       152.212            8.12           19.22          47.04
06/09/97        Mnfr compressors, machinery             1112.0      1110.539           28.64           29.95          31.28

                              PREMIUM
                  -----------------------------------
DATE               3 MONTHS PRIOR   1 YEAR PRIOR
ANNOUNCED          TO ANNC. DATE    TO ANNC. DATE
-----------------------------------------------------
04/09/97
04/14/97            40.31                43.32
04/14/97            13.95                53.09
04/14/97            29.23
04/16/97            27.57                55.26
04/17/97            33.44
04/19/97            17.53                -8.05
04/21/97            51.02                68.18
04/21/97            48.67                54.13
04/22/97            15.94                61.38
04/23/97            34.67                24.69
04/30/97
05/01/97            52.38                -4.00
05/05/97            33.18                92.95
05/05/97           102.66               134.48
05/05/97            28.24               115.38
05/05/97            18.24                23.90
05/06/97            26.09                 5.45
05/06/97            11.58               -10.60
05/06/97            46.75                 8.65
05/06/97            26.00                26.00
05/07/97
05/07/97            82.86                68.42
05/08/97            36.71                 9.46
05/12/97           107.55               156.32
05/12/97            62.85                63.23
05/13/97             9.19
05/13/97           -38.18               -81.87
05/14/97            12.30                38.08
05/20/97            92.30                73.73
05/21/97           -21.90                26.50
05/21/97            32.93                38.59
05/22/97            -6.61                17.23
05/22/97            29.17                 5.08
05/22/97           226.21
05/23/97            27.27               -15.15
05/27/97            11.50                44.83
05/27/97           -12.17                -3.97
05/28/97           605.88               449.62
05/29/97            65.41               120.00
06/02/97           207.69               317.39
06/03/97            56.52               111.76
06/04/97            18.42               -50.55
06/06/97            61.32
06/09/97            41.89               104.35
06/09/97            43.69                52.37
06/09/97            60.00

                                                                       Page F-13

Merger Premiums to Market Value Analysis
Mergers with Target Price Equal to or Greater than $10 per Share
Announced and Completed 1/1/96-2/3/99
(continued)
================================================================================

Date            Date
Announced     Effective    Target Name                       Target Business Description           Acquiror Name
------------------------------------------------------------------------------------------------------------------------------------
06/10/97       09/30/97    Numar Corp                        Mnfr imaging logging equip            Halliburton Co
06/11/97       10/31/97    Pacific Greystone Corp            Pvd general contracting svcs          Lennar Corp
06/12/97       10/01/97    Giddings & Lewis Inc              Mnfr automated machine tools          Thyssen AG
06/13/97       03/26/97    Bally's Grand Inc                 Own and operate casino hotels         Hilton Hotels Corp
06/16/97       08/29/97    Core Industries Inc               Manufacture electronic equip          United Dominion Industries Ltd
06/16/97       10/10/97    Multicare Cos Inc                 Own, op nursing care facilities       Genesis Eldercare
06/17/97       07/24/97    McFarland Energy Inc              Oil and gas exploration, prodn        Monterey Resources Inc
06/17/97       07/25/97    Seda Specialty Packaging Corp     Mnfr specialty packaging prods        CCL Industries Inc
06/19/97       08/15/97    Advanced Logic Research Inc       Mnfr microcomputer systems            Gateway 2000 Inc
06/20/97       03/30/98    Wheelabrator Technologies Inc     Mnfr laboratory, medical equip        Waste Management Inc
06/23/97       10/17/97    Integon Corp                      Insurance holding company             General Motors Acceptance(GM)
06/23/97       08/29/97    Tandem Computers Inc              Mnfr computers, network systems       Compaq Computer Corp
06/24/97       10/14/97    American Exploration Co           Oil and gas exploration, prodn        Louis Dreyfus Natural Gas
06/24/97       09/29/97    SMT Heath Services Inc            Operate outpatient facilities         Three Rivers Holding Corp
06/26/97       11/26/97    Rhone-Poulenc Rorer Inc           Manufacture pharmaceuticals           Rhone-Poulenc SA
06/30/97       10/09/97    Fusion Systems Corp               Mnfr curing sys, semiconductors       Eaton Corp
06/30/97       12/23/97    Rykoff-Sexton Inc                 Wholesale grocery products            JP Foodservice Inc
07/02/97       09/23/97    American Filtrona Corp            Mnfr bonded fiber                     Bunzl PLC
07/03/97       08/05/97    Duty Free International Inc       Own, op duty free shops               BAA PLC
07/03/97       08/06/97    Wyle Electronics                  Whl high tech electronic prods        Raab Karcher AG(VEBA AG)
07/07/97       11/06/97    Caim Energy USA Inc               Oil and gas exploration, prodn        Meridian Resource Corp
07/07/97       10/21/97    RoTech Medical Corp               Pvd home health care svcs             Integrated Health Services Inc
07/08/97       10/24/97    Equitable of Iowa Cos             Life insurance company                ING Groep NV
07/09/97       09/23/97    Control Data Systems Inc          Mnfr computers, peripherals           CDSI Holding Corp
07/09/97       12/23/97    Seaman Furniture Co               Own, op ret furniture stores          Investor Group
07/10/97       11/18/97    Kinetic Concepts Inc              Mnfr medical treatment tables         Investor Group
07/10/97       12/31/97    Reading & Bates Corp              Pvd oil, gas drilling services        Falcon Drilling Co
07/10/97       09/29/98    Upper Peninsula Energy Corp       Electric utility                      Wisconsin Public Services Corp
07/15/97       10/02/97    DHTechnology Inc                  Mnfr, whl computer printers           Axiohm SA
07/15/97       10/28/97    Intl Imaging Materials            Mnfr thermal transfer ribbons         Paxar Corp
07/15/97       09/04/97    Ply-Gem Industries Inc            Manufacture wood products             Nortek Inc
07/17/97       10/22/97    Louisana Land & Exploration       Oil and gas exploration, prodn        Burlington Resources Inc
07/17/97       09/29/97    Octel Communications Corp         Mnfr voice processing systems         Lucent Technbologies Inc
07/23/97       12/18/97    Alliance Imaging Inc              Pvd diagnostic imaging svcs           Newport Investment LLC
07/24/97       09/15/97    Nellcor Puritan-Bennett           Mnfr electn patient monitors          Mallinckrodt Inc
07/28/97       02/02/98    Chips and Technologies Inc        Design, whl integrated circuit        Intel Corp
07/28/97       11/17/97    Cyrix Corp                        Manf PC units, microprocessors        National Semiconductor Corp
07/28/97       12/22/97    Freeport-McMoRan Inc              Own, op chem, fertilizer mines        IMC Global Inc
07/28/97       10/08/97    Regency Health Services Inc       Pvd nursing services                  Sun Healthcare Group Inc
07/30/97       09/18/97    Amdahl Corp                       Develop computer sys, software        Fujitsu Ltd
07/30/97       02/02/98    Plasti-Line Inc                   Mnfr illuminated outdoor signs        PL Holdings Corp
07/31/97       09/24/97    Bucyrus International Inc         Mnfr surface mining machinery         American Industrial Partners
07/31/97       10/03/97    Delaware Otsego Corp              Own and operate railroad              Investor Group
07/31/97       10/23/97    Sterling House Corp               Own, op nursing homes                 Alternative Living Services
08/04/97       10/24/97    Columbus Realty Trust             Real estate investment trust          Post Properties Inc
08/04/97       12/23/97    Perkins Family Restaurant LP      Own, op franchised restaurants        Restaurant Co


                                                                                        Premium
                                    Value of Enterprise  --------------------------------------------------------------------------
Acquiror                         Transaction      Value   1 Day Prior   1 Weeks Prior  4 Weeks Prior  3 Months Prior   1 Year Prior
Business Description                 ($ mil)     ($mil)  to Annc. Date  to Annc. Date  to Annc. Date   to Annc. Date  to Annc. Date
------------------------------------------------------------------------------------------------------------------------------------
Mnfr oil field machinery              341.6     336.537          90.94          99.35          95.65          115.62         126.40
Construct residential bldgs           459.3     452.054          75.27          83.30          98.45          110.67
Manufacture malleable iron            703.0     712.155          10.53           9.80           0.60           46.09          24.44
Own, operate hotels                    42.6     667.805          27.88          29.85          31.06           66.14          32.70
Mnfr structural metal                 275.2     317.269          26.58          37.93          49.25           60.00          76.99
Own, op geriatric facilities         1249.1    1316.493           9.27          13.71          34.94           55.56          38.27
Oil and gas exploration, prodn        111.2     103.585          11.58          41.33          44.78           57.87          89.04
Mnfr, pvd specialty packaging         182.6     192.184          31.82          36.47          52.63           68.12          40.61
Mnfr personal computers               206.8     148.059          29.17          30.53          34.78           67.57          87.88
Pvd chemical waste mgmt svcs          869.7    3191.550          26.92          28.16          30.69           15.79           4.76
Provide business finance svcs         517.1     668.022         173.68          92.59          74.79           73.33          30.00
Manufacture personal computers       2780.4    2873.860          49.33          51.86          51.86           99.11         113.33
Oil and gas exploration, prodn        275.5     305.834          12.99          15.03          21.60           41.87          28.97
Investment company                     75.6      83.095           4.44           2.17           8.05           44.62          43.69
Mnfr chemicals and cosmetics         4831.6   16358.071          22.11          22.79          29.33           29.12          44.51
Manufacture automotive parts          308.6     278.551          11.43           9.86          24.30           50.00          57.58
Wholesale groceries                  1435.9    1172.904          24.40          26.00          27.65           38.50          69.81
Whl, mnfr paper, constr material      183.5     137.243           8.82           2.24           3.38            3.38          53.79
Own, op airports, airfields           674.6     751.305                         39.13          50.00
Wholesale petroleum products          633.0     751.326          16.79          38.41          35.14           49.25          52.67
Oil and gas exploration, prodn        233.6     279.718          22.30          28.97          26.67           13.19          -5.84
Pvd specialty healthcare svcs         918.9     828.274          19.79          12.70          22.22           15.95          25.61
Insurance company                    2626.4    2586.784          18.52          20.35          21.70           38.78          86.30
Investment holding company            273.9     176.779          29.08          30.65          35.00           31.71          28.57
Investor group                         45.6     130.115          21.46          25.25          21.46           27.64          43.14
Investor group                        776.7     814.201           6.94           7.69           9.22           32.76          24.19
Pvd contract drilling svcs           2587.0    2680.955          16.55          14.52          30.47           69.09          53.19
Electric and gas utility               73.2     120.398          33.18          29.67          35.00
Mnfr, whl computer printers           169.5     167.604          57.48          56.25          57.48           45.99           6.38
Mnfr label systems                    244.4     267.857          67.35          60.18          64.89           69.88          32.69
Mnfr AC, building, wood prods         476.3     388.572          20.00          16.42          19.08           48.57          30.00
Oil and gas exploration, prodn       2954.3    2911.544          20.76          25.47          39.98           48.08          17.72
Mnfr telecom equip, software         1824.4    1772.960          15.89          37.40          41.31           87.88          54.04
Investment company                    114.2     205.494           7.32           3.53          14.29           44.26         134.67
Mnfr diagnostic products             1858.4    1833.054          36.12          43.40          57.24           67.65          26.67
Mnfr, whl micorprocessors             422.9     391.346          25.00          32.08          68.68          115.38          77.22
Mnfr semiconductors, circuits         566.4     623.211          30.31          29.54          29.54           34.66          97.79
Mnfr phosphate fertilizers            790.7    1233.537          14.35          13.55           5.20            5.21         -16.77
Pvd long-term healthcare svcs         587.9     570.892          34.35          50.43          43.09          107.06         104.65
Mnfr semiconductors, computers        924.8    1563.050           4.97          22.47          25.57           49.13
Investor group formed by mgmt          30.7      61.995          36.47          36.47          30.34           65.71          84.13
Pvd fund mgmt & fin adv svcs          193.3     262.147          33.33          46.94          71.43           94.59         108.70
Investor group                         53.4      62.540                         15.03          17.33           32.33         160.28
Pvd residential care svcs             170.0     151.786          30.36          29.47          40.46           88.44          48.69
Real estate investment trust          600.0     565.318           4.23           4.23           4.51          191.08         247.75
Own, operate restaurants               76.3     215.006          28.74          26.55          31.77            5.66          17.89

Merger Premiums to Market Value Analysis
Mergers with Target Price Equal to or Greater than $10 per Share
Announced and Completed 1/1/96 - 2/3/99
(continued)

Date         Date
Announced    Effective    Target Name                      Target Business Description         Acquiror Name
-----------------------------------------------------------------------------------------------------------------------------------
08/04/97    11/12/97      Sullivan Dental Products         Wholesale dental products           Henry Schein Inc.
08/08/97    12/22/97      Titan Holdings Inc.              Auto property, casualty ins co      USF&G Corp
08/11/97    12/19/97      Amscan Holdings Inc.             Whl paper, plastic party goods      Confetti Acquisition Inc
08/11/97    09/30/97      National Sanitary Supply Co.     Sanitary maintenance supplies       Unisource Worldwide Inc
08/11/97    12/22/97      Vacation Break USA Inc.          Real estate development firm        Fairfield Communities Inc
08/12/97    09/17/97      Isomedix Inc.                    Pvd contract sterilization svcs     Steris Corp
08/12/97    03/03/98      LIN Television Corp.             Own, op TV bdcstg stations          Hicks Muse Tate & Furst Inc.
08/14/97    12/31/97      Allied Capital Commercial Corp   Real estate investment trusts       Allied Capital Lending Corp
08/14/97    12/31/97      Allied Capital Corp              Pvd bus, personal fin svcs          Allied Capital Lending Corp
08/14/97    12/29/97      Tueday Morning Corp.             Own, operate giftware stores        Madison Dearborn Partners
08/14/97    12/05/97      Uniforce Services Inc.           Pvd temporary personnel svcs        Comforce Corp
08/18/97    11/04/97      Monterey Resources Inc.          Oil and gas exploration, prodn      Texaco Inc.
08/21/97    01/14/98      Boston Technology Inc.           Mnfr voice processing systems       Comverse Technology Inc.
08/25/97    10/21/97      ACC Consumer Finance Corp        Pvd auto financing services         Household International Inc
08/25/97    12/17/97      Mosinee Paper Corp               Manufacture paper                   Wausau Paper Mills
08/26/97    12/22/97      Savannah Foods & Industries      Produce sugar, sugar by-prod        Imperial Holly Corp
08/28/97    12/23/97      Evans Withycombe Residential     Real estate investment trust        Equity Residential Pptys Trust
08/28/97    02/25/98      Value Property Trust             Real estate investment trust        Wellsford Real Properties Inc.
08/28/97    10/10/97      Versa Technologies Inc.          Mnfr rubber components, molds       Applied Power Inc.
08/29/97    12/29/97      Rexel Inc.                       Whl electrical components           Rexel SA (Pinault-Printemps)
09/03/97    12/30/97      Zytec Corp                       Mnfr electrical power supplies      Computer Products Inc.
09/04/97    01/09/98      Hudson Foods Inc.                Produce poultry products            Tyson Foods Inc.
09/05/97    11/26/97      Medic Computer Systems Inc       Pvd mgmt info sys design services   Misys PLC
09/08/97    02/02/98      CompuServe Inc (H&R Block)       Internet service provider           WorldCom Inc.
09/08/97    12/31/97      Fuqua Enterprises Inc.           Manufacture tanned leather          Graham-Field Health Products
09/10/97    11/28/97      Data Documents Inc               Manufacture tabulating cards        Corporate Express Inc.
09/10/97    12/02/97      Tinsley Laboratories Inc.        Mnfr optical instr, lenses          Silicon Valley Group Inc.
09/11/97    12/22/97      Fieldcrest Cannon Inc.           Mnfr broadwoven fabrics             Pillowtex Corp
09/12/97    12/09/97      Unison Software Inc.             Develop network mgmt software       Tivoli Systems Inc (IBM Corp)
09/12/97    01/16/98      WHG Resorts & Casino Inc.        Own, op resorts and casino          Patriot Amer Hosp/Wyndham Intl
09/12/97    02/25/98      Western National Corp.           Insurance holding co                American General Corp
09/15/97    12/19/97      Beacon Properties Corp           Real estate investment trust        Equity Office Properties Trust
09/16/97    11/04/97      All American Communications      Pvd motion picture video svc        Pearson PLC
09/16/97    02/02/98      Quick & Reilly Group Inc         Securities brokerage firm           Fleet Financial Group, Inc. M.A.
09/18/97    12/16/97      Guaranty National Corp           Insurance company                   Orion Capital Corp
09/18/97    12/22/97      USLD Communications Corp         Pvd long distance commun svcs       LCI International Inc.
09/19/97    01/16/98      Sterling Electronics Corp        Whl electronic components           Marshall Industries
09/21/97    12/16/97      Computer Data Systems Inc.       Design computer program data        Affiliated Computer Services
09/22/97    12/05/97      Washington National Corp         Insurance company                   Conseco Inc
09/23/97    01/12/98      Tejas Gas Corp                   Own, op natural gas lines           Shell Oil (Royal Dutch Petro)
09/24/97    11/24/97      Allergan Ligand Retinoid         Manufacture pharmaceuticals         Ligand Pharmaceuticals Inc.
09/24/97    12/12/97      Garne Financial Corp             Pvd fund access svcs                Travelers Express Co (Viad)
09/24/97    11/28/97      Salomon Inc.                     Investment bank, fin advisory       Travelers Group Inc.
09/25/97    02/19/98      Talley Industries Inc.           Mnfr guided missiles, space veh     Carpenter Technology Corp
09/29/97    12/22/97      Graphic Industries Inc.          Pvd financial printing svcs         Wallace Computer Services Inc.
09/29/97    12/23/97      HPR Inc.                         Pvd computer programming svcs       HBO & Co
09/29/97    12/01/97      Morningstar Group Inc.           Produce dairy products              Suiza Foods Corp

                                                                                       Premium
                                      Value of  Enterprice______________________________________________________________________
Acquir or                           Transaction   Value   1 Day Prior   1 Wk. Prior   4 Wk. Prior   3 Mnths Prior  1 Yr. Prior
Business Description                  ($mil)      ($mil)  to annc. Date to annc. Date to annc. Date to annc. Date  to annc. Date
---------------------------------------------------------------------------------------------------------------------------------
Whl med supplies                         312.8      314.554      28.85        40.71       66.20        79.19       186.70
Insurance holding company                278.1      277.428      15.99        19.06       24.85        30.26        57.29
Investment company                       334.9      390.418      36.08        37.50       46.67        23.36
Wholsale printing paper                  155.9      149.309      -6.67        20.00       47.37
Construct vacation resorts               178.1      239.938      41.57        39.09       95.75       147.75        80.18
Mnfr sterile processing sys              139.8      136.201       5.81        15.49       13.89        38.98        47.75
Leverage buyout firm                    1960.6     1988.597      15.85        18.75       18.01
Closed-end mgnt investment co            381.3      621.239       7.49         7.77       10.64         8.90        18.18
Closed-end mgnt investment co            130.0      210.640       7.83         7.83        9.10        23.12        19.93
Investors                                298.6      337.358      22.70        25.79       11.11        28.21       197.03
Pvd help supply services                 140.7      133.715      37.56        37.56       52.62       101.50        48.23
Oil and gas exploration prodn           1435.3     1320.885      39.42        39.42       54.13        30.23
Mnfr telecommunications equip            873.9      906.337      -0.32        16.22       10.37        15.71       103.42
Provide financial services               186.9      219.825      35.82        34.75       29.64        96.69       125.16
Manufacture, wholesale paper             446.3      512.461      15.62        15.91        5.64        11.73        52.89
Produce sugar                            582.9      609.908       8.36        14.89       17.39        31.71        65.31
Real estate investment trust             932.4     1068.033      14.16        21.39       18.88        22.88        21.40
Real estate investment trust             186.6      163.549      24.99        20.90       18.68        25.59        32.00
Mnfr tools, equip, consumables           141.9      140.649      36.81        33.11       31.33        72.84        72.84
Whl radios, televisions                  302.0      647.890      19.21        26.32       21.62        23.29        62.16
Design, mnfr electronic prod             412.3      428.022      45.35        48.22       71.17       140.86       355.68
Poultry, meat processing                 648.4     1021.868      23.49        31.63       28.64        25.81        51.64
Manufacture computers                    915.8      882.601       7.69        12.00       25.00        89.19        17.15
Pvd telecommunications svcs             1185.9     1052.173       1.39         2.92        8.36        16.36         1.39
Mnfr medical supply, healthcare          231.0      229.950      42.32        52.82       78.75        81.87        57.24
Retail office supplies                   159.4      212.192      10.91        14.87       26.13        26.12        53.14
Mnfr semiconductor equip                  40.5       40.888      96.36        96.36       96.36       132.53       301.64
Mnfr, whl home textile products          768.2      787.170       1.49         8.58       31.72        76.62        86.30
Dvlp systems mgmt software               183.0      180.262       9.09        25.00       22.45       100.00         4.65
Real estate investment trust             266.0      169.936      35.08        72.35       78.50       117.30
Insurance holding company               1215.0     2340.921       9.58         7.43       14.41        13.62        68.88
Real estate investment trust            4039.4     3358.846      28.39        30.62       30.85        45.80        69.44
Publish  newspapers, periodicals         500.2      498.587      12.71        41.67       37.84       100.00       175.68
Bank holding company                    1525.5     1440.082      18.23        33.10       69.63        60.91       103.58
Insurance company, holding co            117.2      647.411      10.77        23.87       27.72        44.00       125.00
Pvd telecommunications svcs              402.8      407.074      18.86        34.13                    40.10       120.92
Whl electronics components               217.6      208.733      16.26        30.23       57.01        48.67        55.56
Pvd data processing services             383.7      389.575      42.54        47.63       73.68       665.48         0.00
Insurance holding company                424.0      433.679       2.70         4.11       12.24        17.70        10.37
Oil and gas exploration prodn           2165.6     2203.964      24.09        22.39       33.70        50.23        75.71
Manufacture diagnostic tests              71.4       39.701      13.03        11.59        7.83
Pvd money order insuance svcs             50.6       42.633       4.88         4.88        4.88        11.69        10.26
Insurance company                       8852.1   141077.448      21.43        24.09       34.60        44.76        77.50
Mnfr zirconium steel products            309.4      264.393       6.67        10.98       34.27        34.27        54.84
Mnfr manifolds business forms            424.5      418.753       8.75        19.18       34.88        65.71       155.88
Dvlp healthcare software                 389.6      376.008      22.92        24.54       32.38        30.54        57.08
Produce milk, related prod               972.0      932.575      14.62        11.48       53.46

Merger Premiums to Market Value Anaysis
Mergers with Target Price Equal to or Greater than $10 per Share
Announced and Completed 1/2/96 - 2/3/99
(continued)

------------------------------------------------------------------------------------------------------------------------------------
Date        Date
Annouced    Effective    Target Name                     Target Business Description                Acquiror Name
------------------------------------------------------------------------------------------------------------------------------------
09/30/97    11/26/97     Arbor Health Care Co            Own and operate nursing homes              AHC Acquitison Corp
10/01/97    01/29/98     Brooks Fiber Properties Inc     Pvd communication installation             Worldcom Inc
10/01/97    09/14/98     MCI Communications Corp         Pvd telecommunication services             Worldcom Inc
10/02/97    04/30/98     Kapson Senior Quarters Corp     Provide residential care svcs              Prometheus Senior Quarters
10/03/97    12/29/97     Natl Health Enhancement Sys     Develop healthcare software                HBO & Co
10/06/97    01/28/98     Caliber System Inc              Trucking holding company                   FDX Corp
10/06/97    12/19/97     EndoVascular Technologies Inc   Mnfr surgical instruments                  Guidant Corp
10/06/97    03/20/98     Orion Network Systems Inc       Pvd  Communications svcs                   Loral Space & Communications
10/08/97    04/07/98     Associates First Capital Corp   Pvd finance, leasing services              Shareholders
10/09/97    12/23/97     Melamine Chemicals Inc          Manufacture melamine crystal               Borden Chemical Inc (Borden)
10/10/97    11/19/97     Greenfield Industries Inc       Mnfr steel cutting tools                   Kennametal Inc
10/13/97    01/22/98     Netcom On-Line Communication    Internet service provider                  ICG Communications Inc
10/13/97    12/01/97     Network General Corp            Pvd computer sys design svcs               McAfee Assoicates Inc
10/15/97    12/04/97     Viewlogic Systems Inc           Dvlp automation software                   Synopsys Inc
10/16/97    02/12/98     Omni Insurance Group Inc        Insurance company                          Hartford Financial Services
10/17/97    12/29/97     Computational Systems Inc       Manufacture measuring devices              Emerson Electric Co
10/17/97    11/19/97     Exide Electronics Group Inc     Manfuacture power supplies                 BTR PLC
10/17/97    01/02/98     Infinity Financial Technology   Dvlp finanical software                    SunGard Data Systems Inc
10/20/07    02/24/98     ITT Corp                        Own and operate hotels                     Starwood Hotels & Resorts
10/20/97    03/06/98     Santa Fe Pacific Pipeline       Operate petroleum pipelines                Kinder Morgan Energy Partners
10/20/97    06/24/98     Ticketmaster Group              Own, operate ticket agencies               HSN Inc
10/21/97    01/07/98     International Dairy Queen Inc   Whl dairy desserts,hamburgers              Berkshire Hathaway Inc
10/23/97    12/19/97     Premenos Technology Corp        Develop EDI software                       Harbinger Corp
10/23/97    04/02/98     Universal Outdoor Holdings Inc  Pvd outdoor advertising svcs               Clear Channel Communications
10/29/97    01/30/98     Carson Pirie Scott & Co         Own, op department stores                  Proffitt's Inc
10/31/97    03/12/98     ILC Technology Inc              Mnfr high intensity lamps                  BEC Group Inc
10/31/97    02/27/98     Xpedite Systems Inc             Pvd enchanced fax services                 Premiere Technologies Inc
11/03/97    03/24/98     Oregon Metallurgical Corp       Mnfr whl titanium                          Allegheny Teledyne Inc
11/03/97    01/09/98     Sequana Therapeutics            Mnfr diagnostic substances                 Arris Phamaceuticals Corp
11/04/97    05/20/98     Safety-Kleen Corp (Laidlaw)     Pvd vehicular cleaning svcs                Laidlaw Environmental Services
11/05/97    01/16/98     Mac Frugal's Bargains           Whl net general merchandise                Consolidated Stores Corp
11/07/97    03/10/98     Quality Food Centers Inc        Own and operate supermarkets               Fred Meyer Inc
11/11/97    02/11/98     Healthdyne Technologies Inc     Mnfr specialized med devices               Respironics Inc
11/13/97    03/25/98     Chartwell Leisure Inc           Own, op hotels and motels                  Investor Group
11/13/97    03/11/98     Hugoton Energy Corp             Oil and gas exploration prodn              Chesapeake Energy Corp
11/17/97    02/26/98     Granite Financial Inc           Pvd Business credit services               Fidelity National Financial
11/19/97    02/27/98     Amati Communications Corp       Mnfr data communications equip             Texas Instruments Inc
11/19/97    04/01/98     Renal Treatment Centers Inc     Own, op kidney dialysis centers            Total Renal Care Holdings Inc
11/19/97    08/12/98     Telemundo Group Inc             Own, op Spanish TV stations                Investor Group
11/21/97    01/28/98     BDM International Inc           Pvd comp infotechnology svcs               TRW Inc
11/24/97    03/30/98     MAPCO Inc                       Gas utility; petro refining                Williams Cos Inc
11/26/97    04/23/98     ACC Corp                        Pvd telecommunications svcs                Teleport Communications Group
11/26/97    02/25/98     Universal Hospital Services     Pvd med equip rental services              Investor Group
11/29/97    12/30/97     Defecta-Shield Corp             Mnfr truck accessories                     Lund International Holdings
12/01/97    02/19/98     Raptor Systems Inc              Develop security mgmt software             AXENT Technologies Inc
12/02/97    06/02/98     Interstate Hotels Co            Own,op hotels and motels                   Patriot Amer Hosp/Wyndham Intl



                                                                                      Premium
Acqurior                      Value of  Enterprise     -----------------------------------------------------------------------------
Business Decription        Transaction       Value     1 Day Prior     1 Week Prior    4 Weeks Prior   3 Months Prior  1 Year Prior
                                ($mil)      ($mil)     to Annc. Date   to Annc. Date   to Annc. Date   to Annc. Date   to Annc. Date
------------------------------------------------------------------------------------------------------------------------------------
Investment holding company        424.2     419.333        15.39           19.60           26.76          39.53            92.51
Pvd telecommunications svcs      2532.6    3112.888        35.71           58.40           83.65          93.47           121.34
Pvd telecommunications svcs     41906.9   43588.512        65.17           63.55           58.10          20.35            96.15
Pvd nursing care services         247.4     231.852        -0.86            9.43            1.75          34.88            45.00
Dvlp healthcare software           97.8      96.522        16.69           41.48          121.93          85.57            76.88
Provide express delivery svcs    2471.4    2681.170        13.90           19.72           42.57          68.28           284.73
Mnfr cardiovascular equipment     187.8     190.460        22.14           22.14           73.91          87.13            56.86
Manufacture satellite equip       425.6    1265.081        20.16           27.94           32.62          68.16            91.91
Investor group                  26624.6   75189.213        32.67           36.32           31.24         178.01           292.96
Mnfr formaldehyde, resins         119.7      87.782        70.83           72.63           70.83          46.43           177.97
Mnfr metal working tools          957.0    1062.171        19.69           26.67           44.08          34.22            35.71
Pvd telecommunications svcs       269.4     214.024        49.75           70.94           78.52          64.73            51.00
Develop network software         1142.5    1113.339        19.65           25.27           42.72
Develop automation software       530.9     492.986        24.44           25.14           29.48          82.11           215.49
Provide insurance services        184.7     184.724        78.87           75.78          130.91         154.00           252.78
Mnfr appliance components         158.6     160.451        45.08           48.25           62.47         101.02            91.29
Mnfr plastic, rubber indl prods   583.2     590.907       125.24          133.17          149.46          30.34           146.81
Provide data processing svcs      358.0     347.757        19.00           17.93           17.40          -0.09
Real estate investement trust   13748.2   13534.835        94.29           98.25           95.40          34.12            98.83
Operate natural gas pipelines    1473.0    1352.149        31.82           33.24           38.56          34.27            51.64
Operate television stations       413.2     845.297        32.00           28.43           56.32          68.51
Property casualty insurance co    596.9     558.693        11.92            9.09            9.37           8.54            35.00
Dvle electn commerce software     234.7     211.132        55.20           49.12           27.82         117.26             8.63
Own,op TV,radio bdcstg station   1627.8    1729.528         2.32            5.17           20.46          21.75            29.65
Own and operate dept stores       867.7     992.381        38.83           39.30           31.80          56.87           109.29
Mnfr,whl eyeglass lenses, frame   130.8     135.550       108.72          107.62          108.72         128.19           125.56
Pvd computer telphony svcs        496.4     384.674        69.02           73.02           68.05          73.02            78.29
Mnfr specialty materials, metal   557.2     566.798        45.50           61.66           40.62          35.05             9.12
Manfacture synthetic drugs        169.4     169.973        44.00           47.27           23.43          82.54             6.23
Pvd waste removal svcs           1804.0    2054.954        26.16           38.06           47.32
General merchandise ret stores    994.1    1040.900         2.92           18.49           23.46          33.31            62.78
Own,operate department stores    1703.4    1671.766        13.86           23.43           27.96          42.28            49.76
Mnfr, whl respiratory prod        341.9     344.155        44.36           40.15           44.36          44.36           166.67
Investor group                    240.8     272.750        11.29            4.55           11.29          12.20            25.45
Oil and gas exploration prodn     377.0     377.461         7.68           11.04           26.91          12.25            52.34
Title insurance company           132.4     151.926        89.79           89.79           87.61          87.59           155.00
Mnfr semiconductors,computers     459.8     463.297        31.69           44.14           13.48          26.48            13.58
Pvd kidney diaysis sevices       1362.6    1457.031         8.63           17.04           26.87          16.63            64.55
Investor group                    521.4     710.483        19.66           29.07           24.96          30.76            47.72
Elect equip, credit reporting     888.0     923.006        31.11           43.47           38.01          13.46            19.19
Gas utility                      2634.1    3405.648        21.05           35.99           43.66         985.88
Pvd telecommunications services   906.8     930.227        14.94           19.05           84.33          71.67            65.29
Investor group                    133.0     122.732        29.17           29.17           25.25          26.53            67.57
Mnfr automobile parts              89.8      87.260        33.33           33.33           77.78          70.67            82.86
Develop software                  253.7     225.830         5.40           20.73           16.49          22.40           -24.55
Real estate investment trust     2055.9    2095.266         2.56            8.70           20.39          30.15            45.63

Merger Premiums to Market Value Analysis
Mergers with Target Price Equal to or Greater than $1
Announced and Completed 1/1/96 - 2/3/99
(continued)

====================================================================================================================================
Date         Date
Announced    Effective    Target Name                       Target Business Description             Acquiror Name
------------------------------------------------------------------------------------------------------------------------------------
12/11/97     01/20/98     TriMas Corp                       Mnfr specialty closures, caps           MascoTech Inc
12/12/97     05/29/98     Lukens Inc                        Mnfr steel plates                       Bethlehem Steel Corp
12/15/97     03/27/98     Gulf South Medical Supply Inc     Wholesale medical supplies              Physician Sales & Service Inc
12/15/97     05/01/98     Piper Jaffray Cos                 Investment bank, holding co             US Bancorp, Minneapolis, MN
12/15/97     03/02/98     Sano Corp                         Mnfr pharmaceuticals                    Elan Corp PLC
12/16/97     05/08/98     Ambassador Apartments Inc         Real estate investment trust            Apartment Investment & Mgmt Co
12/16/97     01/30/98     Spine-Tech Inc                    Mnfr spiral implants                    SulzerMedica (Gebrueder Sulzer)
12/17/97     04/08/98     Oasis Residential Inc             Real estate investment trust            Camden Property Trust
12/17/97     01/23/98     Suburban Ostomy Supply Co Inc     Whl medical and hospital equip          InvaCare Corporation
12/19/97     03/30/98     ASR Investments Corp              Real estate investment trust            United Dominion Realty Tr Inc
12/19/97     06/17/98     Chemi-Trol Chemical Co            Mnfr steel pressure tanks               Harsco Corp
12/19/97     04/20/98     Continental Homes Holding         Construct, design homes                 DR Horton Inc
12/19/97     05/01/98     IPC Information Systems Inc       Mnfr telecommunications equip           Cable Systems International
12/19/97     01/20/98     Showboat Inc                      Own, operate hotel casinos              Harrah's Entertainment
12/19/97     01/27/98     Software Artistry Inc             Develop help-desk software              Tivoli Systems Inc (IBM Corp)
12/19/97     02/03/98     Symetrics Industries Inc          Mnfr communications equip               Tel-Save Holdings Inc
12/22/97     05/21/98     Dynatech Corp                     Mnfr test, analysis products            Investor Group
12/22/97     09/30/98     Essex County Gas                  Gas utility                             Eastern Enterprises
12/23/97     04/01/98     Union Corp                        Pvd adjustment collection svcs          Outsourcing Solutions Inc
01/01/98     07/31/98     GoodMark Foods Inc                Produce meat snacks                     ConAgra Inc
01/05/98     07/17/98     La Quinta Inns Inc                Own, op motor inns                      Meditrust Acquisition Co
01/05/98     10/26/98     Southern New England Telecomm     Provide telecommun services             SBC Communications Inc
01/06/98     04/01/98     Schult Homes Corp                 Manufacture mobile homes                Oakwood Homes Corp
01/08/98     01/30/98     Rayonier Timberlands LP           Own, op timber tracts                   Rayonier Inc
01/08/98     07/23/98     Teleport Communications Group     Pvd telecommunication services          AT&T Corp
01/09/98     09/30/98     Wandel & Goltermann Tech Inc      Mnfr network equipment                  Wandel & Goltermann Management
01/12/98     02/19/98     Computer Language Research Inc    Dvlp tax processing software            Research Institute of America
01/14/98     06/01/98     Continental Can Co Inc            Mnfr metal plastic cans                 Suiza Foods Corp
01/14/98     06/19/98     Price REIT Inc                    Real estate investment trust            Kimco Realty Corp
01/19/98     04/24/98     USF&G Corp                        Insurance holding company               St Paul Companies Inc
01/20/98     10/05/98     Buttrey Food and Drug Stores      Own, op supermarkets, drug store        Albertson's Inc
01/20/98     04/16/98     NACT Telecommunications(GST)      Pvd telephone commun svcs               World Access Inc
01/20/98     05/27/98     Regal Cinemas Inc                 Pvd movie exhibition services           Investor Group
01/21/98     05/22/98     Thermadyne Holdings Corp          Mnfr welding equip, indl mach           DLJ Merchant Bkg Partners II
01/23/98     04/13/98     Handy & Harman                    Mnfr, whl metal wire, cable             WHX Corp
01/26/98     06/11/98     Digital Equipment Corp            Mnfr computers, equip                   Compaq Computer Corp
01/27/98     03/03/98     State of the Art Inc              Develop financial software              Sage Group PLC
02/02/98     03/27/98     BGS Systems Inc                   Develop utilities software              BMC Software Inc
02/02/98     03/31/98     Pacific Scientific Co             Manufacture electric motors             Danaher Corp
02/02/98     04/20/98     Source Services Corp              Provide help supply services            Romac International Inc
02/04/98     03/20/98     Industrial Acoustics Inc          Mnfr noise reducing products            IAC Holdings Corp
02/09/98     03/31/98     Arbor Drugs Inc                   Own, operate drug stores                CVS Corp
02/09/98     06/15/98     Culligan Water Technologies       Mnfr, whl purification products         United States Filter Corp
02/09/98     04/16/98     Summit Care Corp                  Provide nursing services                Fountain View(Heritage)
02/10/98     06/04/98     Illinois Central Corp             Railroad transportation svcs            Canadian National Railway Co
02/11/98     06/10/98     MTL Inc                           Pvd tank truck carrier svcs             Sombrero Acquisition Co
02/11/98     05/20/98     Waverly Inc                       Publish books, periodicals              Wolters Kluwer NV
02/16/98     08/04/98     Coherent Communications Sys       Mnfr voice enhancement prods            Tellabs Inc


                                                                         Premimum
                                 Value of   Enterprise __________________________________________________________________________
Acquiror                      Transaction     Value     1 Day prior    1 Wk. Prior     4 Wks Prior    3 Mths Prior   1 Year Prior
Business Description              ($ mil)      ($ mil)  to Annc. Date  to Annc. Date   to Annc. Date  to Annc. Date  to Annc. Date
----------------------------------------------------------------------------------------------------------------------------------
Mnfr motor vehicle components       911.7      1384.002      12.65        9.96         18.97             13.58          42.27
Manufacture steel products          700.2       751.934      92.00       94.33         69.61             48.61          64.38
Wholesale medical equipment         678.9       629.501      38.50       21.97         16.04             49.07          36.44
Bank holding company                767.8       991.438      25.21       24.17         54.01             44.66         132.81
Mnfr drug delivery systems          396.8       395.981      52.71       42.64         95.13             71.32         105.08
Real estate investment trust        663.0       620.978       4.44        5.42          5.42            -13.30           4.10
Mnfr medical implants               621.1       618.513      14.29       52.94         55.81             16.20         121.28
Real estate investment trust        395.2       825.507       9.47       10.72          7.95             -2.60          12.32
Mnfr surgical, medical supplies     130.8       128.543       8.05       13.25         13.25             22.08           2.17
Real estate investment trust        277.0       264.202       4.38        1.09          2.56             -5.16           3.76
Mnfr scaffolding, pipes              46.1        55.830      61.40       61.40         64.29             75.24         113.95
Construct residential bldgs         590.2       569.494      26.28       27.64         35.97             61.02         114.69
Mnfr telecommun equip               201.7       252.027      14.29       31.25         14.29            100.00         182.35
Own, op hotel casinos              1147.6       987.484                  66.78         62.91             50.46          67.35
Dvlp systems mgmt software          201.9       190.512                  61.98         57.43             67.52         237.93
Pvd telecommunications svcs          25.0        31.514                  36.36         172.73           114.29         110.53
Investor group                      762.9       783.400      29.93       37.16         29.93            -42.38         -41.41
Gas utility holding company          79.2       117.581      26.56       55.46         61.17             74.73          97.44
Pvd outsourcing svcs                193.0       202.637      14.55       13.51         23.53             29.90          41.57
Produce meats, eggs, cooking oil    217.8       230.600      54.49       75.88         69.36             68.12          73.21
Real estate investment trust       2907.5      3040.501      28.40       35.95         35.95             47.00          41.50
Provide telecommun services        5828.3      5806.816      32.65       35.72         42.90             51.99          70.43
Mnfr, ret factory-built homes       101.4       104.041       1.12       10.43         19.21             25.00          15.51
Manufacture logs, timber             65.8       482.257      11.23       25.30         17.51            -13.33
Own, op telecommunications sys    11187.7     11030.733      -2.45        1.72         16.96             20.38          76.12
Investment management svcs           34.2        72.500      23.50       21.14         31.13             57.04         -42.44
Publish tax law information         325.4       320.430      60.71       62.16         69.81           1025.00         767.47
Produce milk, related prod          330.5       334.437      45.83       74.37         71.16             72.98         198.35
Real estate investment trust        870.6       804.794      13.48       14.33         18.21             17.50          26.42
Insurance holding company          3782.2      3382.590      18.19       22.47         14.51             17.52          18.55
Supermarkets, department stores     139.2       175.706      44.19       44.19         47.62             39.33          89.31
Pvd telecommunication services       53.1       144.629      12.00       12.45         16.67             20.69
Investor group                     1462.7      1408.724      14.29       10.71         34.78             19.23          29.17
Merchant banking firm               790.0       742.650      19.48       21.05         18.46             15.72          30.19
Mnfr steel and steel prods          625.1       613.196       8.67       14.63          1.62             30.56         118.60
Manufacture personal computers     9123.7      8620.004      32.06       50.25         62.45             25.65          61.07
Dvlp, whl accounting software       245.2       244.444      33.33       35.39         35.39             38.58          57.14
Develop software                    306.9       288.511      23.29       32.35         42.86             37.93          57.89
Mnfr tools, control equipment       417.5       484.560      20.40       21.91         28.72             96.75         122.02
Pvd specialty staffing svcs         454.4       431.094      51.12       56.69         50.24             59.65         140.98
Investment company                   25.9        48.961                   4.76         10.00             10.00           2.33
Own and operate drug stores        1423.2       957.178       1.86       14.12         18.13             30.81          82.45
Mnfr water treatment equip         1474.3      1927.567      57.49       62.89         27.35             43.47          56.96
Own, op healthcare facilities       275.1       276.923      14.29       31.25         37.71             27.27          97.65
Pvd railroad services              2931.0      2996.582      10.64       20.00         18.86              8.71          17.74
Investment company                  250.1       250.358      37.93       38.53         56.10             46.79          79.78
Publish newspapers, books           375.6       390.052      42.47       50.73         50.73             -3.11          77.27
Mnfr voice, data transport sys      664.3       514.177      30.36       43.23         81.37             40.24         104.76


Merger Premiums to Market Value Analysis
Mergers with Target Price Equal to or Greater than $10 per Share
Announced and Completed 1/1/96 - 2/3/99
(continued)
====================================================================================================================================

Date       Date
Announced  Effective  Target Name                       Target Business Description                Acquiror Name
------------------------------------------------------------------------------------------------------------------------------------
02/17/98   05/27/98   Devan Group Inc                    Pvd graphic arts services                 Applied Graphics Technologies
02/17/98   06/11/98   Zum Industries Inc                 Mnfr environmental equipment              US Industries Inc
02/18/98   11/25/98   National Income Realty Trust       Real estate investment trust              Tarragon Realty Investors
02/18/98   06/27/98   Republic Automotive Parts Inc      Mnfr, whl automotive parts                Keystone Automotive Inds Inc
02/19/98   08/07/98   Enex Resources Corp                Oil and gas traders                       Middle Bay Oil Company Inc
02/19/98   04/21/98   Mastering Inc                      Provide computer training services        PLATINUM Technology Inc
02/23/98   06/30/98   Money Store Inc                    Provide mtg svcs loans                    First Union Corp. Charlotte, NC
02/23/98   04/28/98   Trusted Information Systems        Develop security software                 Network Associates Inc
02/24/98   04/06/98   Wonderware Corp                    Dvlp process control software             Siebe PLC
02/26/98   09/30/98   Dresser Industries Inc             Mnfr oil & gas field machinery            Halliburton Co
03/02/98   08/03/98   Benchmarq Microelectronic Inc      Mnfr microprocessors                      Unitrode Corp
03/02/98   08/17/98   Deep Tech International            Oil and gass exploration prodn            El Paso Natural Gas Co
03/02/98   05/19/98   Scopus Technology Inc              Dvlp Client/server software               Siebel Systems Inc
03/03/98   05/27/98   EVI Weatherford Inc                Provide oil field services                EVI Inc
03/05/98   05/20/98   XLConnect Solutions Inc            Pvd integrated sys design svc             Zerox Corp
03/06/98   07/31/98   Alumax Inc                         Mnfr aluminum products                    Alcoa
03/06/98   09/11/98   United Dental Care Inc             Pvd dental svcs to subscribers            Protective Life Corp
03/09/98   06/05/98   LCI International Inc              Pvd telecommunications svcs               Qwest Communications Corp
03/09/98   06/25/98   Pri Cellular Corp                  Pvd cellular telephone svcs               American Cellular Corp
03/10/98   06/05/98   Portec Inc                         Mnfr railroad track components            J Richard Industries Inc
03/11/98   07/16/98   Waste Management Inc               Pvd chemical waste mgmt svcs              USA Waste Services Inc
03/12/98   04/20/98   Metromail Corp                     Pvd direct-mail advg svcs                 Great Universal Stores PLC
03/13/98   07/31/98   MedCath Inc                        Pvd cardiology related svcs               Investor Group
03/16/98   08/03/98   American General Hospitality       Real estate investment trust              CapStar Hotel Co
03/16/98   05/28/98   Logic Works Inc                    Develop client/server software            PLATINUM Technology Inc
03/16/98   10/30/98   Norwood Promotional Products       Mnfr hats, promotional prods              FPK LLC
03/16/98   07/01/98   360 Communications Co              Pvd telecommunication svcs                ALLTEL Corp
03/17/98   07/31/98   BET Holdings Inc                   Own and operate TV stations               Investor Group
03/17/98   05/27/98   ForeFront Group Inc                Develop software                          CBT Group PLC
03/18/98   06/30/98   Medusa Corp                        Manufacture cement                        Southdown Inc
03/24/98   08/17/98   Insilco Corp                       Mnfr auto, elec, & electn parts           DLJ Merchant Bkg Partners II
03/24/98   06/24/98   Walsh International Inc            Provide programming svcs                  Cognizant Corp
03/27/98   07/01/98   Grand Prix Assoc Of Long Beach     Own, op motorsport facilities             Dover Downs Entertainment Inc
03/27/98   07/15/98   Intl Specialty Prods               Mnfr specialty chemicals                  ISP Holdings Inc
03/30/98   05/11/98   Children's Discovery Centers       Operte child care centers                 Knowledge Beginnings Inc
04/02/98   06/30/98   Security Capital Atlantic Inc      Real estate investment trust              Security Capital Pacific Trust
04/06/98   07/10/98   MoneyGram Payment Systems Inc      Pvd money wire transfer svce              Viad Corp
04/06/98   07/31/98   Zero Corp                          Manufacture metal encasements             Applied Power Inc
04/07/98   06/30/98   Beneficial Corp                    Pvd consumer financing svcs               Household International Inc
04/07/98   06/30/98   Green Tree Financial Corp          Pvd consumer, coml finance svcs           Conseco Inc
04/08/98   05/19/98   Blessings Corp                     Mnfr plastic film products                Huntsman Packaging Corp
04/09/98   07/27/98   Claremont Technology Group Inc     Pvd comp integrated sys svc               Complete Business Solutions
04/09/98   05/15/98   Dart Group Corp                    Own, operate auto part stores             Richfood Holdings Inc
04/13/98   07/31/98   Mariner Health Group Inc           Provide sub-acute care svcs               Paragon Health Network Inc
04/15/98   08/11/98   Harborside Healthcare Corp         Pvd long-term med services                Investcorp
04/16/98   09/28/98   Award Software International       Develop software                          Phoenix Techologies Ltd
04/20/98   09/15/98   Atria Communities Inc              Provide residential care svcs             Kapson Senior Quarters Corp
04/20/98   01/04/99   Corrections Corp of America        Own, op correctional facilities           CCA Prison Realty Trust

                                                                                           Premium
                                  Value of   Enterprise  ---------------------------------------------------------------------------
Acquiror                       Transaction        Value  1 Day Prior    1 Week Prior    4 Weeks Prior  3 Months Prior  1 Year Prior
Business Description                ($mil)       ($mil)  to Annc. Date  to Annc. Date   to Annc. Date  to Annc. Date   to Annc. Date
------------------------------------------------------------------------------------------------------------------------------------

Pvd digital prepress services        474.4         25.318      29.19         32.03         37.91            52.10         108.07
Mfnr consumer building prods         790.8        699.542      19.53         22.00         36.05            28.17          80.82
Operate real estate agencies          77.0        246.069      22.92         17.89         20.12            18.33          67.71
Whl auto parts and supplies           62.8         85.900      33.03         33.33         28.57            20.00           9.09
Oil and gas explorations, prodn       17.3    np               21.21         30.44         37.93            30.43          46.34
Develop integrated software          198.7        180.540      31.58         25.00         33.33            36.99          -1.96
Commercial bank holding co          2215.2       3631.373      37.26         28.50         87.43            34.20          25.81
Develop network software             322.1        255.453      59.92         84.59         92.29           119.76          25.21
Mnfr appliance controls              362.7        343.256      50.00         59.34         79.44            32.41         125.88
Mnfr oil field machinery            7783.2       8429.126      13.73         15.03         18.32            17.73          43.09
Mnfr semiconductors, capacitors      150.6        145.097      15.77         14.02         67.22             4.86           5.97
Oil and gas exploration, prodn       375.4        526.645       8.74          9.80         15.46            30.23         138.30
Dvlp sales automation software       490.7        455.875      58.51         93.64        100.13            84.66           2.35
Mnfr oil field products             2670.7       2826.429      39.85         59.59         41.33             6.18          74.50
Mnfr business machine, fin co         93.0        353.571     -11.11         15.11         22.14            19.40         180.70
Manufacture aluminum products       3944.2       3698.414      35.08         33.26         36.25            52.85          30.83
Insurance company holding co         180.4        174.664      20.49         49.18         57.43            51.34         -30.69
Pvd telephone commun svcs           4401.4       4808.210      22.18         24.21         54.84            55.20         133.33
Pvd cellular commun services        1385.2       1070.547       7.69         16.67         16.06            23.76          58.87
Investment firm                       76.5         79.772       8.48         13.78         10.35            13.27          43.82
Pvd waste disposal services        13313.6      19980.864      12.62         15.78         15.78             5.07         -12.03
Own, op mail order house             837.9        830.340      32.69         28.37         30.19            77.49         117.32
Investor group                       227.8        354.054      15.15         10.95         34.51            26.67          26.67
Own, operate hotels                 1211.8        979.193      56.60         58.43         52.01            37.49          27.67
Develop integrated software          212.9        190.349      12.96         36.18         57.13            70.22         131.25
Investment company                   107.8        164.262      19.14         19.14         23.58            38.00          40.34
Pvd telecommunication svcs          5948.6       6021.367      15.41         30.39         49.84            68.97          84.49
Investor group                       462.3        768.073      53.66         58.49         58.24            17.76         109.13
Dvlp educational software            147.5        127.126      17.27         29.36         48.50            81.91         258.63
Mnfr cement, limestone mining       1052.5       1084.117      17.16         24.29         35.28            53.29          60.58
Merchant banking firm                425.3        446.509       4.65         11.11         12.85
Pvd information services             176.8        179.217                    36.84         53.33            59.10         105.29
Own, op race track, casinos           91.0        114.964      11.81         22.06         21.55            31.37          42.21
Mnfr industrial chemicals            324.5       2125.805       4.29          1.74         14.51            22.18          43.14
Own, operate child care centers       89.1         98.063      20.99         16.67         25.64            28.95         139.02
Real estate investment trust        1681.4       1747.998      14.88         14.88         14.20            12.56          10.31
Provide food catering services       293.6        243.166      11.49         15.67         42.36            61.40          87.57
Mnfr tools, equip, consumables       431.6        300.987      16.46         17.99         33.18            24.56          84.27
Provide financial services          8703.8      21243.125      82.38         82.10         86.06
Insurance holding company           7358.8       8536.398      82.51         86.12         94.23           110.14          60.39
Prod printed, laminated films        269.7        244.612      18.73         18.31         34.94            41.77         118.18
Pvd computer programming svcs        282.5        278.527      21.35         77.05        118.18            60.00          21.35
Wholesale groceries                  193.3        445.522      14.29         11.89         19.40            46.79          71.81
Own, op nursing care facilities      622.3       1216.454       6.04         10.88         28.98            27.42         139.39
Investment firm                      263.2        280.422      18.34         22.70          5.82            35.59         117.39
Develop systems software             129.5        101.809      12.83         21.34         53.12            96.40          44.54
Provide residential care svcs        238.9        501.892       2.53          7.29         -0.31            16.13          82.02
Real estate investment trust        3274.2       3321.115       4.80          0.13          1.58


MERGER PREMIUMS TO MARKET VALUE ANALYSIS
MERGERS WITH TARGET EQUAL TO OR GREATER THAN $10 PER SHARE
ANNOUNCED AND COMPLETED 1/1/96 - 2/3/99
(CONTINUED)
================================================================================

Date           Date
Announced   Effective    Target Name                          Target Business Description           Acquiror Name
-----------------------------------------------------------------------------------------------------------------------------------
04/06/98    07/10/98     MoneyGram Payment Systems Inc        Pvd money wire transfer svcs          Viad Corp
04/06/98    07/31/98     Zero Corp                            Manufacture metal encasements         Applied Power Inc
04/07/98    06/30/98     Beneficial Corp                      Pvd consumer financing svcs           Household International Inc
04/07/98    06/30/98     Green Tree Financial Corp            Pvd consumer coml finance svcs        Conseco Inc
04/08/98    05/19/98     Blessings Corp                       Mnfr plastic film products            Huntsman Packaging Corp
04/09/98    07/27/98     Claremont Technology Group Inc       Pvd comp integrated sys svc           Complete Business Solutions
04/09/98    05/15/98     Dart Group Corp                      Own, operate auto part stores         Richfood Holdings Inc
04/13/98    07/31/98     Mariner Health Group Inc             Provide sub-acute care svcs           Paragon Health Network Inc
04/15/98    08/11/98     Harborside Healthcare Corp           Pvd long-term med services            Investcorp
04/16/98    09/28/98     Award Software International         Develop software                      Phoenix Technologies Ltd
04/20/98    09/15/98     Atria Communities Inc                Provide residential care svcs         Kapson Senior Quarters Corp
04/20/98    01/04/98     Corrections Corp of America          Own, op correctional facilities       CCA Prison Realty Trust
04/21/98    08/25/98     PCA International Inc                Pvd photo processing services         Investor Group
04/21/98    06/24/98     Tracor Inc                           Mnfr defense electronics              General Electric Co PLC
04/27/98    07/09/98     Fluke Corp                           Mnfr electronic test equipment        Danaher Corp
04/27/98    08/30/98     Vitalink Pharmacy Services Inc       Pvd health and allied svcs            Genesis Health Ventures Inc
04/27/98    06/01/98     Yurie Systems Inc                    Mnfr communications equip             Lucent Technologies Inc
04/29/98    08/14/98     Neurex Corp                          Mnfr, whl biopharmaceuticals          Elan Corp PLC
04/30/98    11/02/98     Mycogen Corp (Dow AgroSciences)      Provide crop services                 Dow AgroSciences(Dow Chemical)
05/04/98    07/09/98     Echlin Inc                           Mnfr, whl automotive parts            Dana Corp
05/04/98    06/29/98     Union Texas Petroleum Holdings       Oil and gas exploration, prodn        ARCO
05/06/98    09/06/98     Mountbalten Inc                      Surety insurance company              Fidelity & Deposit Co of MD
05/06/98    07/22/98     National Surgery Centers Inc         Own and operate hospitals             HealthSouth Corp
05/07/98    11/12/98     Chrysler Corp                        Manufacture automobiles               Daimler-Benz AG
05/08/98    06/15/98     Authentic Speciality Foods Inc       Whl, mnfr Mexican foods               Agrobios(Desc SA de CV)
05/11/98    12/07/98     DeKalb Genetics Corp                 Operate agricultural labs             Monsanto Co
05/11/98    11/18/98     Stone Container Corp                 Mnfr containerboard paper prod        Jefferson Smurfit Corp
05/13/98    06/26/98     Sage Laboratories Inc                Mnfr electronics components           Filtronic Comtek PLC
05/14/98    09/25/98     New Plan Realty Trust                Real estate investment trust          Excel Realty Trust Inc
05/18/98    08/19/98     Mercantile Stores Co Inc             Own, op department stores             Dillards Inc
05/18/98    08/07/98     RP Scherer Corp                      Mnfr soft gelatin capsules            Cardinal Health Inc
05/18/98    08/26/98     Viking Office Products Inc           Whl, retail office products           Office Depot Inc
05/19/98    09/28/98     ATL Products Inc(Odetics)            Mnfr computer storage devices         Quantum Corp
05/19/98    10/28/98     Giant Food Inc                       Own, op supermarkets                  Koninklijke Ahold NV
05/19/98    11/16/98     QuesTech Inc                         Sys engineering, tech services        CACI International Inc
05/20/98    10/22/98     National Gas & Oil Co                Gas utility, gas expl and prod        Licking Rural Electrification
05/25/98    10/01/98     US Surgical Corp                     Manufacture surgical staples          Tyco International Ltd
05/26/98    08/24/98     Hyperion Software Corp               Dvlp software                         Arbor Software Corp
05/27/98    09/17/98     May & Speh Inc                       Pvd computer-based direct mktg        Acxiom Corp
05/28/98    07/07/98     Donnelley Enterprise Solutions       Pvd info management services          Bowne & Co Inc
06/04/98    11/13/98     Allied Life Financial Corp           Insurance co holding co               Nationwide Mutual Insurance Co
06/04/98    11/03/98     Cable Michigan Inc                   Pvd cable TV svcs                     Avalon Cable
06/04/98    09/08/98     DSC Communications Corp              Dvlp, mnfr digital telecom sys        Alcatel Alsthorn CGE
06/04/98    07/20/98     Pollo Tropical Inc                   Own and operate restaurants           Carrols Corp
06/04/98    11/30/98     Telco Systems Inc                    Mnfr telecommunications prods         World Access Inc

                                                  Value of   Enterprise                         Premium
                                                                           -------------------------------------------------
Date        Acquiror                           Transaction        Value      1 Day Prior      1 Week Prior    4 Weeks Prior
Announced   Business Description                   ($ mil)      ($ mil)     to Annc. Date    to Annc. Date    to Annc. Date
----------------------------------------------------------------------------------------------------------------------------
04/06/98    Provide food catering services           293.6      243.166             11.49            15.67            42.36
04/06/98    Mnfr tools, equip, consumables           431.6      300.987             16.46            17.99            33.18
04/07/98    Provide financial services              8703.8    21243.125             82.38            82.10            86.06
04/07/98    Insurance holding company               7358.8     8536.398             82.51            86.12            94.23
04/08/98    Prod printed, laminated films            269.7      244.612             18.73            18.31            34.94
04/09/98    Pvd computer programming svcs            282.5      278.527             21.35            77.05           118.18
04/09/98    Wholesale groceries                      193.3      445.522             14.29            11.89            19.40
04/13/98    Own, op nursing care facilities          622.3     1216.454              6.04            10.88            28.98
04/15/98    Investment firm                          263.2      280.422             18.34            22.70             5.82
04/16/98    Develop systems software                 129.5      101.809             12.83            21.34            53.12
04/20/98    Provide residential care svcs            238.9      501.892              2.53             7.29            -0.31
04/20/98    Real estate investment trust            3274.2     3321.115              4.80             0.13             1.58
04/21/98    Investor group                           232.5      270.001             23.26            17.78            20.46
04/21/98    Mnfr radios and televisions             1323.5     1359.782              9.97            16.79            25.00
04/27/98    Mnfr tools, control equipment            718.9      657.508             61.73            61.29            57.90
04/27/98    Own, op geriatric facilities             678.4      677.472             13.57            12.15             6.51
04/27/98    Mnfr telecom equip, software            1044.1     1034.861             11.11            17.40            49.73
04/28/98    Mnfr drug delivery systems               824.5      778.466             65.56            46.75            41.40
04/30/98    Manufacture insecticides                 355.2     1052.306             41.77            40.00            52.38
05/04/98    Mnfr motor vehicle products             4124.8     4345.068             41.48            42.86            52.78
05/04/98    Oil and gas exploration prodn           2741.4     3376.306             41.46            46.84            36.47
05/06/98    Surety insurance co                       43.4       41.431              2.46             6.18             4.29
05/06/98    Own, op outpatient surgery ctr           703.1      634.647             17.56            16.00            29.08
05/07/98    Mnfr, whl automobiles & trucks         40466.5    49376.995             48.84            54.25            45.73
05/09/98    Mnfr, whl foods products                 141.9      148.080              6.25            13.33            37.37
05/11/98    Mnfr agro chems, manmade fibers         2262.7     3275.717            201.89           199.63           255.56
05/11/98    Manufacture paperboard prod             2229.6     6705.091             44.32            46.27            59.96
05/13/98    Mnfr mobile telephone devices             20.2       16.273             37.26            34.62            35.92
05/14/98    Real estate investment trust            1715.3     2270.329             13.43            15.44            14.29
05/18/98    Own, op department stores               2943.1     3022.020              9.12             9.59            15.42
05/19/98    Whl pharmaceutical products             2541.6     2503.864             17.47            23.34            30.06
05/19/98    Own, op stationery stores               3082.2     3033.551             43.86            42.38            44.24
05/19/98    Manufacture disk drives                  304.0      353.056              8.41            18.97            45.00
05/19/98    Own, operate supermarkets               2633.5     2792.066             14.10            12.60            14.29
05/19/98    Pvd computer engineering svcs             43.8       40.114             25.03            42.20            52.67
05/20/98    Electric utility                          93.0      116.721              6.67            18.18            26.06
05/25/98    Mnfr fire protection systems            3394.2     3969.778              7.91            25.73            39.73
05/26/98    Dvlp software                            837.3      751.400              4.97             3.78            -3.57
05/27/98    Provide on-line database svcs            502.5      533.176              2.65            12.58            20.35
05/29/98    Pvd printing svcs                        105.2      114.540             60.77            61.54            83.61
06/04/98    Insurance company                         89.9      165.263              4.35            13.74            26.32
06/04/98    Pvd cable TV services                    291.2      415.924             14.89            14.89            23.19
06/04/98    Mnfr telephone commun equip             4685.3     5084.934             21.64           111.91            98.67
06/04/98    Own and operate restaurants               94.6       93.282             10.00             7.32            18.12
06/04/98    Pvd telecommunication services           194.5      183.393             77.78            65.85            63.86

               -------------------------------
Date           3 Months Prior    1 Year Prior
Announced      to Annc. Date    to Annc. Date
----------------------------------------------
04/06/98                61.40           87.57
04/06/98                24.56           84.27
04/07/98
04/07/98               110.14           60.39
04/08/98                41.77          118.18
04/09/98                60.00           21.35
04/09/98                46.79           71.81
04/13/98                27.42          139.39
04/15/98                35.59          117.39
04/16/98                96.40           44.54
04/20/98                16.13           82.02
04/20/98
04/21/98                19.10           80.43
04/21/98                33.89          100.00
04/27/98                64.84           64.38
04/27/98                 6.51           23.29
04/27/98                62.55          268.42
04/28/98                88.20          197.27
04/30/98                35.76           54.48
05/04/98                49.41           67.94
05/04/98                49.68           53.64
05/06/98                24.26           66.86
05/06/98                37.17           66.68
05/07/98                15.29           68.36
05/09/98                20.35
05/11/98               201.89          212.20
05/11/98                64.87           88.84
05/13/98                38.61           29.63
05/14/98                11.49           29.55
05/18/98                19.40           56.48
05/19/98                51.76           83.76
05/19/98                49.74          107.16
05/19/98               101.74          197.44
05/19/98                20.70           30.30
05/19/98               205.35          137.77
05/20/98                18.18           58.33
05/25/98                51.62           35.01
05/26/98                -1.79          114.87
05/27/98                34.23           58.64
05/29/98               118.18          102.41
06/04/98                40.35           77.12
06/04/98                65.31
06/04/98               105.08           46.71
06/04/98                37.50           66.04
06/04/98                67.90           58.14

                                                                     Page F - 19

MERGER PREMIUMS TO MARKET VALUE ANALYSIS
MERGERS WITH TARGET PRICE EQUAL TO OR GREATER THAN $10 PER SHARE
ANNOUNCED AND COMPLETED 1/1/96-2/3/99
(continued)

====================================================================================================================================

Date           Date
Announced   Effective    Target Name                        Target Business Description             Acquiror Name
------------------------------------------------------------------------------------------------------------------------------------
06/08/98    10/15/98     CapStone Capital Corp              Real estate investment trust            Healthcare Realty Trust Inc
06/10/98    08/18/98     Ceanic Corp                        Pvd sub sea services products           Stolt Comex Seaway SA
06/10/98    09/25/98     Manor Care Inc                     Own, op nursing homes, hotels           Health Care and Retirement
06/10/98    07/31/98     Plenum Publishing Corp             Publish technical journals              Wolters Kluwer NV
06/12/98    10/26/98     McDonald & Co Investment Inc       Investment bank                         KeyCorp, Cleveland Ohio
06/12/98    07/21/98     Triangle Pacific Corp              Mnfr,whl wood cabinets                  Armstrong World Industries Inc
06/15/98    08/31/98     Bay Networks Inc                   Mnfr,whl data networking prods          Northern Telecom Ltd(BOE Inc)
06/16/98    08/31/98     Personnel Management Inc           Employment agency                       Linsalata Capital Partners
06/17/98    09/24/98     Intersolv Inc                      Develop software products               Micro Focus Group PLC
06/17/98    09/08/98     Nimbus CD International Inc        Mnfr compact discs                      Carlton Communications PLC
06/18/98    07/28/98     ARCO Chemical Co(ARCO)             Mnfr,whl intermediate chems             Lyondell Petrochemical Co
06/18/98    09/24/98     PMT Services Inc                   Pvd credit card services                NOVA Corp
06/19/98    08/31/98     Carnco International Inc           Mnfr oil, gas field equipment           Schlumberger Technology Corp
06/19/98    12/21/98     General Re Corp                    Insurance holding company               Berkshire Hathaway Inc
06/22/98    08/31/98     Broderbund Software Inc            Dvlp,whl educational software           Learning Co Inc
06/22/98    12/15/98     Special Devices Inc                Manufacture surgical implants           JF Lehman & Co
06/24/98    10/05/98     Penederm Inc                       Mnfr pharmaceutical products            Mylan Laboratories Inc
06/25/98    09/22/98     Dawson Production Services Inc     Oil and gas exploration,prodn           Key Energy Group Inc
06/29/98    12/31/98     Grand Casinos Inc                  Own and operate casinos                 Hilton Hotels Corp
06/29/98    09/30/98     Physio-Control International       Mnfr,whl cardiac defibrillator          Medtronic Inc
06/30/98    09/30/98     Summit Holding Southeast Inc       Pvd management services                 Liberty Mutual Group
07/01/98    08/20/98     Leog Inc                           Provide management services             Metzlar Group Inc
07/02/98    01/08/98     Centennial Cellular Corp           Pvd wireless telecommun svcs            Investor Group
07/03/98    09/18/98     Saks Holdings(Investcorp BK)       Own and operate dept stores             Proffit's Inc
07/08/98    10/20/98     Merry Land & Investment Co Inc     Real estate investment trust            Equity Residential Pptys Trust
07/09/98    10/28/98     Eltron International Inc           Mnfr computer printers                  Zebra Technologies Corp
07/17/98    09/02/98     DeCrane Aircraft Holdings Inc      Mnfr avionics Components                DLJ Merchant Banking Inc
07/20/98    10/06/98     General Signal Corp                Mnfr electric control equip             SPX Corp
07/21/98    11/05/98     Depuy Inc(Corange Ltd)             Mnfr orthopedic devices                 Johnson & Johnson
07/23/98    10/30/98     IMNET Systems Inc                  Develop imaging software                HBO & Co
07/27/98    11/30/98     Life Re Corp                       Reinsurance company                     Swiss Reinsurance Co
07/29/98    10/02/98     ATL Ultrasound Inc                 Mnfr medical imaging products           Philips Electronics Nv
07/30/98    10/15/98     BetzDearbom Inc                    Mnfr,whl water treatment chems          Hercules Inc
08/03/98    11/17/98     Freeport-McMcRan Sulphur Inc       Reinsurance company                     McMcRan Oil & Gas Co
08/03/98    01/04/98     Priority Healthcare Corp           Mnfr medical imaging products           Shareholders
08/03/98    10/20/98     Stratus Computer Inc               Mnfr,whl water treatment chems          Ascend Communications Inc
08/03/98    09/02/98     Zeigler Coal Holding Co            Coal mining holding company             AEI Resources Inc
08/06/98    01/19/98     Equity Corp International          Pvd healthcare services                 Service Corp International
08/10/98    10/15/98     American Disposal Services Inc     Pvd waste disposal services             Allied Waste Industries Inc
08/10/98    12/07/98     Cliffs Drilling Co                 Pvd oil well drilling services          R&B Falcon Corp
08/10/98    09/21/98     Molecular Dynamics Inc             Mnfr,whl laboratory equipment           Amersham Pharmecia Biotech Ltd
08/10/98    01/04/98     Rio Hotel & Casino Inc             Own,operate casino hotel                Harrah's Entertainment
08/11/98    12/31/98     Amoco Corp                         Oil and gas exploration prodn           British Petroleum Co PLC(BP)
08/13/98    12/03/98     Clearview Cinema Group Inc         Own and operate movie theaters          Cablevision Systems Corp
08/17/98    12/31/98     Eastern Environmental Services     Pvd waste collection svcs               Waste Management Inc
08/17/98    12/31/98     Westoo Bancorp Inc, IL             Federal savings institution             MAF Bancorp, Claredon Hill,IL
08/24/98    01/06/98     General Microwave Corp             Mnfr microwave test equipment           Herley Industries Inc
08/27/98    10/13/98     Berg Electronics Corp              Mnfr electronic connectors              Framastone Connectors Intl
09/02/98    12/01/98     Altron Inc                         Mnfr,mid circuit board prods            Sanmina Corp

====================================================================================================================================

                                                     Value of    Enterprise                              Premium
                                                                             -----------------------------------------------------
Date           Acquiror                           Transaction         Value    1 Day Prior       1 Week Prior        4 Weeks Prior
Announced      Business Description                   ($ mil)        ($mil)  to Annc. Data      to Annc. Data        to Annc. Data
----------------------------------------------------------------------------------------------------------------------------------
06/08/98       Real estate investment trust            971.4       883.641            5.09               4.52                 0.97
06/10/98       Pvd oil/gas contracting svcs            222.8       247.207           29.56              34.45
06/10/98       Own,operate nursing homes              2474.4      2986.162           21.77              25.31                17.97
06/10/98       Publish newspapers, books               258.0       206.772            6.52               6.72                10.73
06/12/98       Bank holding company                    577.4       629.492            0.68               2.74                 7.36
06/12/98       Mnfr interior furnishings              1124.3      1124.592           26.14              26.50                24.02
06/15/98       Mnfr telecommunications equip          9268.6      9008.959           34.97              18.49                44.88
06/16/98       Investment firm                          34.9        37.497           25.49              23.08                23.08
06/17/98       Manufacture lenses, computers           532.0       511.381           56.16              41.05                52.09
06/17/98       Pvd motion picture prodn svcs           264.9       282.573            6.98               5.75                10.84
06/18/98       Mnfr petrochems, polyolefins           5645.7      6512.535           14.22              12.27                 3.36
06/18/98       Pvd information retreival svcs         1266.6      1238.701           21.98              35.54                31.98
06/19/98       Develop software                       3376.3      3307.250           32.57              39.88                19.50
06/19/98       Property,casualty insurance co        22337.9     24441.855           23.59              23.00                25.05
06/22/98       Dvlp consumer software                  424.3       287.222           21.21              16.36                18.96
06/22/98       Investment bank                         277.8       279.281           -2.51               1.87
06/24/98       Mnfr,whl pharmaceuticals                193.1       190.480           38.97              39.52                88.28
06/25/98       Pvd oil well services                   348.8       320.273           40.70              50.54                66.67
06/29/98       Own and operate hotels                  811.1      1329.551            6.40               8.32                 7.16
06/29/98       Mnfr medical technology prods           529.1       543.038           19.57              31.74                31.34
06/30/98       Insurance agency                        233.4       224.557           28.16              26.32                28.16
07/01/98       Pvd business consulting svcs            294.4       272.583           46.50              48.98                41.77
07/02/98       Investor group                         1509.7      1285.381           66.83              69.39                64.36
07/03/98       Own and operate dept stores            3282.3      3381.202           34.46              39.02                40.85
07/08/98       Real estate investment trust           1986.4      2228.726           11.94              15.16                14.50
07/09/98       Mnfr bar code printing sys              287.7       282.221           25.76              34.58                57.38
07/17/98       Merchant banking firm                   181.5       273.183           30.50              28.67                33.82
07/20/98       Mnfr engine components, tools          2318.7      2309.407           19.60              22.66                19.40
07/21/98       Mnfr medical equip and prods           3487.5      3740.302           11.11              19.40                22.27
07/23/98       Dvlp healthcare software                261.5       245.860           55.63              59.30                62.50
07/27/98       Insurance co,insurance agency          1794.7      1914.551            6.74              12.09                19.50
07/29/98       Mnfr home entertainment prod            786.4       755.494           20.06              12.22                 9.78
07/30/98       Mnfr industrial chemicals              3090.3      3147.067          100.70              94.60                73.49
08/03/98       Oil and gas exploration, prodn          124.2        96.891           14.94               6.38                 4.17
08/03/98       Investor group                          437.9       533.065           99.42             101.77               127.15
08/03/98       Mnfr wide area network equip            969.7       637.103           19.11              53.34                33.41
08/03/98       Coal mining holding company             848.3       850.267           32.81              30.77                20.57
08/06/98       Own,operate funeral homes               738.3       982.106           22.03              30.12                18.03
08/10/98       Provide waste collection svcs          1066.6      1116.686           16.25              14.94                 4.27
08/10/98       Pvd contract drilling svcs              452.1       638.457           39.04              41.22                17.01
08/10/98       Mnfr,whl biotechnology prods            222.2       235.322           36.67              47.75               100.00
08/10/98       Own,op hotel casinos                    821.9       804.616            6.62              14.59                13.78
08/11/98       Integrated oil and gas company        48174.1     54767.922           22.40              25.27                22.03
08/13/98       Own,op cable TV systems                  57.8       117.343           10.23              10.21                 7.78
08/17/98       Pvd waste disposal services            1276.2      1214.831            5.47               3.85                -1.81
08/17/98       Savings and loans                        82.1       318.458           14.31               8.30                 6.43
08/24/98       Mnfr microwave components                23.5        20.921           69.41              77.78                84.62
08/27/98       Mnfr electrical connectors             1877.0      1786.017           62.32              71.25                76.10
09/02/98       Mnfr printed circuit boards             195.3       189.467           16.57               6.54                 7.70

============================================================


                 -------------------------------------
Date                3 Months Prior       1 Year Prior
Announced           to Annc. Data        to Annc. Data
------------------------------------------------------
06/08/98                     -0.07                2.85
06/10/98                     52.38               79.78
06/10/98                      4.47               21.29
06/10/98                     77.60              101.37
06/12/98                      5.79               58.68
06/12/98
06/15/98                     59.21               61.74
06/16/98                     21.90               66.23
06/17/98                     24.91              161.01
06/17/98                     12.20                8.24
06/18/98                     18.92               23.20
06/18/98                     53.65               57.25
06/19/98                     36.41               51.78
06/19/98                     22.29               47.53
06/22/98                    -16.23              -19.60
06/22/98                      7.94              128.57
06/24/98                     75.12               76.89
06/25/98                     38.61               29.63
06/29/98                     10.30               24.43
06/29/98                     57.14               86.44
06/30/98                     36.08               94.12
07/01/98                     69.08
07/02/98                    388.24
07/03/98                    -12.07               39.55
07/08/98                     12.59               11.02
07/09/98                     43.28               20.50
07/17/98                     31.90               33.33
07/20/98                      0.28              -13.46
07/21/98                     18.64               34.62
07/23/98                     65.84              -13.17
07/27/98                     33.57               84.02
07/29/98                      4.39               26.65
07/30/98                     34.11               13.05
08/03/98                     -7.41
08/03/98                    125.68
08/03/98                    -23.77              -37.59
08/03/98                     17.65              -21.30
08/06/98                     11.05               14.29
08/10/98                     10.77               55.69
08/10/98                    -45.78              -46.87
08/10/98                     69.07               -6.82
08/10/98                    -13.19               18.41
08/11/98                     15.05                4.77
08/13/98                     17.58
08/17/98                     33.00               68.75
08/17/98                      3.30               16.45
08/24/98
08/27/98                     69.70               69.44
09/02/98                     23.90              -41.00

                                                                     Page F - 20

MERGER PREMIUMS TO MARKET VALUE ANALYSIS

MERGERS WITH TARGET PRICE EQUAL TO OR GREATER THAN $10 PER SHARE

Announced and Completed 1/1/96 - 2/3/99

(continued)

===================================================================================================================================
DATE             DATE
ANNOUNCED      EFFECTIVE     TARGET NAME                       TARGET BUSINESS DESCRIPTION             ACQUIROR NAME
-----------------------------------------------------------------------------------------------------------------------------------
09/02/98       12/17/98      CKS Group Inc                     Pvd integrated marketing svcs           USWeb Corp
09/02/98       12/10/98      Home Choice Holdings Inc          Pvd equip rental svcs                   Rent-Way Inc
09/02/98       12/21/98      USCS International Inc            Pvd customer mgmt. software, svc        DST Systems Inc
09/09/98       12/18/98      Integrated Systems Consulting     Provide consulting services             First Consulting Group Inc
09/18/98       11/20/98      Marquette Medical Systems Inc     Mnfr electromedical apparatus           GE Medical Systems
09/28/98       12/10/98      Access Health Inc                 Pvd information retrieval svcs          HBO & Co
09/29/98       10/07/98      Newmont Gold Co                   Gold mining                             Newmont Mining Corp
10/08/98       11/24/98      Necklermedia Corp                 Publishing company                      Penton Media Inc
10/13/98       11/20/98      Dominick's Supermarkets Inc       Own and operate supermarkets            Safeway Inc
10/16/98       12/15/98      BRC Holdings Inc                  Develop health care software            Affiliated Computer Services
10/18/98       01/12/99      HBO & Co                          Dvlp healthcare software                McKesson Corp
10/21/98       11/30/98      Capital Factors Holdings Inc      Pvd short-term bus credit svcs          Union Planters Bk Nat Assoc
10/27/98       12/14/98      Citizens Corp (Hanover Ins Co)    Auto workers corp insurance co          Allmerica Financial Corp
11/02/98       01/27/98      Sofanor Danek Group Inc           Mnfr, whl spinal, cranial device        Medronic Inc
11/09/98       12/22/98      Global Motorsport Group Inc       Wholesale motorcycle parts              Storington Partners Inc
11/16/98       01/06/98      CelMet Co (Vulcan Materials Co)   Mnfr, whl aggregates, concrete          Vulcan Materials Co
11/30/98       01/28/99      Arterial Vascular Engineering     Manufacture stent systems               Medronic Inc
12/15/98       01/21/99      Petersen Companies Inc            Publish magazines                       EMAPPLC




                                                                   VALUE OF  ENTERPRISE
                                                                                      -------------------------------
DATE              DATE       ACQUIROR                          TRANSACTION     VALUE   1 DAY PRIOR     1 WEEK PRIOR
ANNOUNCED       EFFECTIVE    BUSINESS DESCRIPTION                   ($MIL)     ($MIL)  TO ANNC. DATE  TO ANNC. DATE
----------------------------------------------------------------------------------------------------------------------
09/02/98       12/17/98      Pvd internet-related solutions     337.8         317.280       53.32          30.26
09/02/98       12/10/98      Pvd equipment rental services      294.4         289.713        7.19           4.12
09/02/98       12/21/98      Develop software                   877.8         875.238       43.61          35.00
09/09/98       12/18/98      Pvd mgmt. consulting services      209.1         376.772      125.63         119.59
09/18/98       11/20/98      Mnfr diagnoctic imaging equip      897.3         974.054       95.92         103.34
09/28/98       12/10/98      Dvlp healthcare software          1118.3        1071.544       39.20          44.40
09/29/98       10/07/98      Gold, coal mining, oil, gas expl   264.8        4235.407       -5.16          20.81
10/08/98       11/24/98      Publish bus, trade magazines       273.7         259.730       43.65          52.63
10/13/98       11/20/98      Own, op grocery stores            1854.5        1858.840       18.43          20.99
10/16/98       12/15/98      Pvd data processing services       137.2         259.954       17.15          16.92
10/18/98       01/12/99      Whl pharmaceuticals              14319.7       13780.511       11.00          30.28
10/21/98       11/30/98      Pvd commercial banking svsc         22.2         739.913        4.48           8.95
10/27/98       12/14/98      Pvd insurance services             212.4        1109.654       20.64          17.18
11/02/98       01/27/98      Mnfr medical technology prods     3603.2        3589.919       15.28          29.09
11/09/98       12/22/98      Investment firm                    109.0         157.616       13.46          33.76
11/16/98       01/06/98      Mnfr construction materials        886.6         887.041       14.02          16.71
11/30/98       01/28/99      Mnfr medical technology prods     3735.7        3598.987       71.76          74.80
12/15/98       01/21/99      Publish newspapers, periodicals   1494.8        1431.042        8.58          43.92

                                                                           ------------------------------------------
                                                                            MEAN:            28.4%          32.9%
                                                                           ------------------------------------------

                                PREMIUM
                                -------------------------------------------------
DATE              DATE           4 WEEKS PRIOR  3 MONTHS PRIOR   1 YEAR PRIOR
ANNOUNCED       EFFECTIVE         TO ANNC. DATE  TO ANNC. DATE   TO ANNC.DATE

---------------------------------------------------------------------------------
09/02/98       12/17/98            23.75           14.00           -35.10
09/02/98       12/10/98             7.72          -22.84           -14.33
09/02/98       12/21/98            59.93           73.78           105.49
09/09/98       12/18/98            90.16           77.38            92.17
09/18/98       11/20/98            83.50           77.43            73.35
09/28/98       12/10/98            81.72           70.59            29.85
09/29/98       10/07/98            62.37            4.35           -44.55
10/08/98       11/24/98            39.76           17.17            28.18
10/13/98       11/20/98            16.67            0.77            40.50
10/16/98       12/15/98            15.15            1.33             0.16
10/18/98       01/12/99            15.14            -350            56.47
10/21/98       11/30/98             2.94            1.45            -3.45
10/27/98       12/14/98            20.91           11.53
11/02/98       01/27/98            39.15           38.54            14.16
11/09/98       12/22/98            31.09           16.42            39.29
11/16/98       01/06/98            32.98
11/30/98       01/28/99            74.80           57.48           100.85
12/15/98       01/21/99            39.85           15.50            71.07

                                -------------------------------------------------
                                    39.4%           54.7%            72.1%
                                -------------------------------------------------

--------------------------------------------------------------------------------
Source Securities Data Company, Inc. Three-month and one-year premiums calculated using security prices from FactSet Research Systems, Inc. Commercial banks and other similar financial institutions were excluded for the purpose of this analysis

                                                                     Page F - 21

RELATIVE CONTRIBUTION ANALYSIS (a)
($ IN THOUSANDS)

[_] A.G. Edwards analyzed the relative pro forma contribution of both Star Gas and Petro to the ownership of capital in the pro forma entity based on Star Gas' and Petro's historical results from operations and their respective projections.

                             [CHART APPEARS HERE]

Star Gas' Average
Gross Profit
Contribution

96-98     27.5%

99-00     29.2%

96-00     28.2%

                             [CHART APPEARS HERE]

Star Gas' Average
EBITDA Contribution

96-98     35.4%

99-00     33.3%

96-00     34.6%

________________
(a) For purposes of its analysis, A.G. Edwards converted Petro's historical December 31st fiscal year-end to a September 30th fiscal year-end for comparison purposes. Other measures of relative contribution analysis are non-meaningful.
(b) Includes only heating oil EBITDA for Petro.

                                                                        Page G-1

RELATIVE CONTRIBUTION ANALYSIS
($ IN THOUSANDS)
(continued)


For Star Gas' contribution of approximately 28.2% of the combined entity's gross profit and 34.6% of the combined entity's EBITDA, it will receive approximately 34.8% of the implied firm value.


                              IMPLIED FIRM VALUE


                             [PIE CHART APPEARS HERE]

                                                                        Page G-2

DISCOUNTED CASH FLOW ANALYSIS


 [_] A.G. Edwards performed discounted cash flow analyses for Petro, Star Gas and Star Gas Pro Forma. For Petro, A.G. Edwards used projected tax-adjusted operating cash flows for 1999 through 2002, terminal values calculated on 2002 operating cash flow and discount rates based on the related weighted average cost of capital. For Star Gas and Star Gas Pro Forma, A.G. Edwards used projected DCF for 1999 through 2002, terminal values calculated on 2002 DCF and discount rates based on the related cost of equity.

 Assumptions:

 [_] Weighted average cost of capital ("WACC")
     -   Petro Stand Alone of 13.4% to 13.9% (calculated WACC of 13.6%)


 [_] Cost of equity
     -   Star Gas Stand Alone of 9.5% to 10.3% (calculated cost of equity of
         9.9%)
     -   Star Gas Pro Forma of 9.5% to 10.3% (calculated cost of equity of 9.9%)


 [_] Terminal value operating cash flow multiple
     - Petro Stand Alone of 8.0x to 10.0x (calculated 2000 operating cash flow multiple of 8.6x)


 [_] Terminal value DCF multiple
     - Star Gas Stand Alone and Star Gas Pro Forma of 8.0x to 10.0x (calculated 2000 DCF multiple of 8.7x)

                                                                        Page H-1

DISCOUNTED CASH FLOW ANALYSIS
(continued)

                              PETRO STAND ALONE
---------------------------------------------------------------
  30 YEAR      TERMINAL VALUE OPERATING CASH FLOW MULTIPLE
          -----------------------------------------------------
               8.0x      8.5x     9.0x     9.5x      10.0x
---------------------------------------------------------------
 WACC
    13.4%   ($25,454) ($15,542) ($5,630)  $4,282    $14,194

    13.6%    (27,131)  (17,297)  (7,463)   2,372     12,206

    13.9%    (28,793)  (19,036)  (9,278)     479     10,237
---------------------------------------------------------------

                        STAR GAS STAND ALONE
---------------------------------------------------------------
  30 YEAR            TERMINAL VALUE DCF MULTIPLE
          -----------------------------------------------------
               8.0x      8.5x     9.0x     9.5x      10.0x
---------------------------------------------------------------
 Cost of
 Equity
     9.5%    $79,410   $82,745   $86,080  $89,415   $92,749

     9.9%     78,519    81,811    85,102   88,394    91,685

    10.3%     77,642    80,891    84,140   87,389    90,638
---------------------------------------------------------------

                         STAR GAS PRO FORMA
---------------------------------------------------------------
  30 YEAR            TERMINAL VALUE DCF MULTIPLE
          -----------------------------------------------------
               8.0x      8.5x     9.0x      9.5x      10.0x
---------------------------------------------------------------
 Cost of
 Equity
     9.5%    $94,817   $98,730  $102,642  $106,555  $110,467

     9.9%     93,764    97,626   101,488   105,349   109,211

    10.3%     92,728    96,539   100,351   104,163   107,974
---------------------------------------------------------------

                                                                        Page H-2

DISCOUNTED CASH FLOW ANALYSIS
PETRO - STAND ALONE
Excluding Distributions from Star Gas
($ IN THOUSANDS)
--------------------------------------------------------------------------------

                                                               ADJUSTED FOR
                                                                  ACTUAL
CASH FLOW SUMMARY (a):                                             1999         2000         2001          2002     TERMINAL
-----------------                                              ------------  ----------  ----------   ----------- ------------
EBITDA                                                           $42,836        $42,036      $38,747      $35,639

Taxes                                                               (500)          (500)        (500)        (500)

Maintenance capital expenditures                                  (3,641)        (3,714)      (3,788)      (3,864)

Working capital increases (b)                                       (500)          (500)        (500)        (500)
                                                               ----------     ----------   ----------   ----------
Net operating cash flow (free cash flow)                          38,195         37,322       33,959       30,775

                                              --------------
WEIGHTED AVERAGE COST OF CAPITAL (c)                 13.6%
                                              --------------

                                              --------------
TERMINAL OPERATING CASH FLOW MULTIPLE (d)             8.6X
                                              --------------

Discount factor (e)                                               0.9380         0.8254       0.7263       0.6391       0.6391

Terminal value (f)                                                                                                    $264,665

                                              --------------
PRESENT VALUE                                     $280,120       $35,829        $30,806      $24,665      $19,669     $169,151
                                              --------------   ----------     ----------   ----------   ----------  -----------

Current net debt and preferred stock (g)         ($295,450)
                                              --------------

                                              ==============
NET PRESENT VALUE OF HEATING OIL EQUITY          ($ 15,330)
                                              ==============

--------------------------------------------------------------------------------
(a)  Based on management projections assuming no acquisitions.
(b)  A.G. Edwards' estimate.
(c)  Based on comparable companies' WACC
(d) Petro's current firm value of $322.1 million/$37.3 million 30-year 2000 net operating cash flow = 8.6x
(e)  Discounted back to mid-year 1999.
(f)  Terminal value calculated using operating cash flow multiple.
(g)  Net of $13.8 million of cash. Market value of debt used.

                                                                        Page H-3

DISCOUNTED CASH FLOW ANALYSIS
STAR GAS - STAND ALONE
($ IN THOUSANDS)

--------------------------------------------------------------------------------

                                                               ADJUSTED FOR
                                                                  ACTUAL
DISTRIBUTABLE CASH FLOW SUMMARY (a):                               1999         2000         2001          2002     TERMINAL
-------------------------------                                ------------  ----------  ----------   ----------- ------------
EBITDA                                                            21,119         25,260       26,797       28,335

Interest expense                                                  (8,798)        (9,359)      (9,878)     (10,398)

Maintenance capital expenditures                                  (2,632)        (2,679)      (2,728)      (2,777)

Cash taxes                                                           (25)           (25)         (25)         (25)
                                                               ----------     ----------   ----------   ----------
Distributable cash flow                                            9,664         13,197       14,166       15,135

                                              --------------
COST OF EQUITY (b)                                    9.9%
                                              --------------

                                              --------------
TERMINAL DCF MULTIPLE (c)                             8.7x
                                              --------------

Discount factor (d)                                               0.9540         0.8684       0.7904       0.7194       0.7194

Terminal value (e)                                                                                                    $131,675

                                              --------------
PRESENT VALUE OF EQUITY                          $137,492        $ 9,220        $11,460      $11,197     $ 10,888     $ 94,727
                                              --------------   ----------     ----------   ----------   ----------  -----------

Common units/Total units (f)                         60.5%

                                              ==============
EQUITY VALUE TO COMMON UNITS (g)                 $ 83,127
                                              ==============

--------------------------------------------------------------------------------
(a)  Based on management projections.
(b)  Based on cost of equity calculation per WACC analysis.
(c) Star's current equity market value of $115.3 million/$13.2 million 30-year 2000 DCF = 8.7x.
(d)  Discounted back to mid-year 1999.
(e)  Terminal value calculated using DCF multiple.
(f)  Total units include common, subordinated and GP units.
(g) Current market value of common units is 3,858 units * $18.06 unit per = $69,685.

                                                                        Page H-4

DISCOUNTED CASH FLOW ANALYSIS
STAR GAS-PRO FORMA
($ IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------------------
                                                                 ADJUSTED FOR
                                                                    ACTUAL
DISTRIBUTABLE CASH FLOW SUMMARY (a):                                 1999           2000        2001        2002        TERMINAL
-------------------------------                                  ------------     ---------   ---------   ---------    ----------
EBITDA                                                               66,034         73,955      77,946      81,669

Interest expense                                                    (25,068)       (26,410)    (28,325)    (29,444)

Maintenance capital expenditures                                     (6,273)        (6,393)     (6,516)     (6,641)

Cash taxes                                                             (525)          (625)       (675)       (725)
                                                                 ------------     ---------   ---------   ---------
Distributable cash flow                                              34,168         40,527      42,430      44,859
                                           -----------
COST OF EQUITY (b)                                9.9%
                                           -----------
                                           -----------
TERMINAL DCF MULTIPLE (c)                         8.7x
                                           -----------
Discount factor (d)                                                  0.9540         0.8682      0.7901      0.7191        0.7191

Terminal value (e)                                                                                                      $390,273
                                           -----------
PRESENT VALUE                                $414,196               $32,596        $35,185     $33,525     $32,257      $280,634
                                           -----------           ------------     ---------   ---------   ---------    ----------
Original common units/Total units (f)            23.9%
                                           -----------
EQUITY VALUE TO COMMON UNITS (g)             $ 99,171
                                           -----------

--------------------------------------------------------------------------------
(a) Based on management projections. See Appendix K for model.
(b) Based on cost of equity calculation per WACC analysis.
(c) Star's current equity market value of $115.3 million/$13.2 million 30-year 2000 DCF=8.7x
(d) Discounted back to mid-year 1999.
(e) Terminal value calculated using DCF multiple.
(f) Total units include common, newly issued common, senior subordinated, subordinated and GP units.
(g) Current market value of common units is 3,858 units *$18.06 unit price = $69,685.

                                                                        Page H-5

DISCOUNTED CASH FLOW ANALYSIS
PETRO - STAND ALONE
Weighted Average Cost of Capital Derivation
($ in millions)

===================================================================================================================================
                                                  Total                                 Implied      Total       Total
                                                 Market         Unit         Total       Market      Debt/     Debt as %     Un-
                                      Levered   Val. Debt     Price at       Units      Value of     Total     of Total    levered
Comparable Company                    Beta(a)   (Bk=Mkt)      (2/3/99)     Out.(Mil)     Equity      Equity     Capital     Beta
----------------------------------------------------------------------------------------------------------------------------------
AmeriGas Partners, L.P.                 0.44     $ 719.0      $ 23.625       41.9       $1,009.8      71.2%     41.6%       0.257
Cornerstone Propane Partners, L.P.      0.55       263.1        17.500       19.9          355.6      74.0%     42.5%       0.316
Ferrellgas Partners, L.P.               0.47       594.3        18.688       31.3          596.8      99.6%     49.9%       0.235
Heritage Propane Partners, L.P.         0.48       198.3        23.750        8.6          207.9      95.4%     48.8%       0.246
National Propane Partners, L.P.         0.76       139.2         5.063       11.2           58.0     239.8%     70.6%       0.224
Star Gas Partners, L.P.                 0.51       115.7        18.063        6.3          115.3     100.4%     50.1%       0.255
Suburban Propane Partners, L.P.         0.44       428.2        19.188       28.7          562.4      76.1%     43.2%       0.250


                                                                                ----------------------------------------------------
                                                                                Petro's capitalization - at market
Comparable group's average unlevered beta:                              0.25      Total debt (b)                     $309.3   92.1%
Petro's debt - to - common equity ratio:                              1160.3%     Common equity                        26.7    7.9%
                                                                                                                     ------  -----
Petro's debt as a percent of total capital (b):                         92.1%                                        $335.9  100.0%
                                                                                ----------------------------------------------------
Comparable group's beta relevered for Petro's capital structure:       3.209
                                                                       =====


DERIVATION OF WEIGHTED AVERAGE COST OF CAPITAL:                                                       MARKET RISK PREMIUM RANGE (e)
-----------------------------------------------                                                      -------------------------------
                                                                                                        11.3%     12.3%      13.3%
                                                                                                     -------------------------------
Petro's theoretical levered beta (d):                                               3.209
Assumed % of common equity in Petro's capital structure:                              7.9%
Risk - free rate of return (c):                                                       4.8%
Petro's cost of common equity range (at various market
risk premiums):                                                                                         41.1%     44.3%      47.5%
                                                                                                        =====     =====      =====
Petro's assumed tax rate:                                                             0.0%
Assumed % of debt in capital structure (b):                                          92.1%
Petro's estimated cost of debt (f):                                                  11.0%
Petro's estimated after - tax cost of debt:                                          11.0%              11.0%     11.0%      11.0%

                                                                                                     -------------------------------
Petro's weighted average cost of capital range (g):                                                     13.4%     13.6%      13.9%
                                                                                                     -------------------------------

________________
(a) Source: Bloomberg. 143 weeks (maximum weekly time period allowed, or the number of weeks available, which may be less than 143) adjusted beta relative to the S&P 500 index
(b) Includes preferred stock.
(c) Ten - year Treasury rate on February 3, 1999.
(d) Bloomberg's reported beta for Petro is .70.
(e) Ibbotson Associates 1998. Total returns for small company stocks of 17.7% minus the risk-free rate.
(f) Based on Petro's current debt structure.
(g) Calculation based upon use of the Capital Asset Pricing Model (CAPM).

                                                                        Page H-6

DISCOUNTED CASH FLOW ANALYSIS
STAR GAS - STAND ALONE
Weighted Average Cost of Capital Derivation
($ in millions)
--------------------------------------------------------------------------------

                                                   Total                                   Implied        Total     Total
                                                   Market         Unit       Total         Market         Debt/    Debt as %   Un-
                                      Levered     Val. Debt      Price at    Units         Value of       Total    of Total  levered
COMPARABLE COMPANY                    Beta(a)     (Bk=Mkt)       (2/3/99)   Out. (Mil)      Equity       Equity    Capital     Beta
------------------------------------------------------------------------------------------------------------------------------------
AmeriGas Partners, L.P.                0.44         $719.0        $23.625      41.9         $1,009.8      71.2%     41.6%     0.257
Cornerstone Propane Partners, L.P.     0.55          263.1         17.500      19.9            355.6      74.0%     42.5%     0.316
Ferrellgas Partners, L.P.              0.47          594.3         18.688      31.3            596.8      99.6%     49.9%     0.235
Heritage Propane Partners, L.P.        0.48          198.3         23.750       8.6            207.9      95.4%     48.8%     0.246
National Propane Partners, L.P.        0.76          139.2          5.063      11.2             58.0     239.8%     70.6%     0.224
Star Gas Partners, L.P.                0.51          115.7         18.063       6.3            115.3     100.4%     50.1%     0.255
Suburban Propane Partners, L.P.        0.44          428.2         19.188      28.7            562.4      76.1%     43.2%     0.250


                                                                               -----------------------------------------------------
                                                                               Star's capitalization - at market(b)
Comparable group's average unlevered beta:                            0.5        Total debt                           $115.7   50.1%
Star's debt - to - equity ratio (b):                                100.4%       Common equity                         115.3   49.9%
Star's debt as a percent of total capital (b):                       50.1%                                            ------  -----
Comparable group's beta relevered for Star's capital structure:     0.409                                             $231.0  100.0%
                                                                               -----------------------------------------------------

DERIVATION OF WEIGHTED AVERAGE COST OF CAPITAL:                                                     Market Risk Premium Range (d)
-----------------------------------------------                                                    -------------------------------
                                                                                                    11.3%        12.3%       13.3%
                                                                                                   -------------------------------
Star's theoretical levered beta:                                 0.409
Assumed % of equity in Star's capital structure (b):              49.9%
Risk-free rate of return (d):                                      4.8%
Star's cost of equity range (at various market risk premiums):                                       9.5%         9.9%       10.3%
                                                                                                     ====         ====       =====
Star's assumed tax rate:                                          39.6%
Assumed % of debt in capital structure (b):                       50.1%
Star's estimated cost of debt (e):                                 7.8%
Star's estimated after-tax cost of debt:                           4.7%                              4.7%         4.7%        4.7%

                                                                                                    -------------------------------
Star's weighted average cost of capital range (f):                                                   7.1%         7.3%        7.5%
                                                                                                    -------------------------------

_______________________________________
(a) Source: Bloomberg. 143 week (maximum weekly time period allowed, or the number of weeks available, which may be less than 143) adjusted beta relative to the S&P 500 index.

(b) Market value of debt is assumed to equal book value.

(c) Ten - year Treasury rate on February 3, 1999.

(d) Ibbotson Associates 1998. Total returns for small company stocks of 17.7% minus the risk-free rate.

(e) Based on Star current debt structure.

(f) Calculation based upon use of the Capital Asset Pricing Model (CAPM).

                                                                        Page H-7

DISCOUNTED CASH FLOW ANALYSIS
STAR GAS-PRO FORMA
PRO FORMA WEIGHTED AVERAGE COST OF CAPITAL DERIVATION
($ IN MILLIONS)
--------------------------------------------------------------------------------

                                                     TOTAL                               IMPLIED       TOTAL       TOTAL
                                                    MARKET         UNIT        TOTAL      MARKET       DEBT/     DEBT AS %     UN-
                                        LEVERED    VAL. DEBT     PRICE AT      UNITS     VALUE OF      TOTAL     OF TOTAL    LEVERED
COMPARABLE COMPANY                      BETA (A)   (BK = MKT)    (2/3/99)    OUT.(MIL)    EQUITY       EQUITY     CAPITAL     BETA
------------------------------------------------------------------------------------------------------------------------------------
AmeriGas Partners, L.P.                   0.44      $719.0       $23.625       41.9       $1,009.8      71.2%      41.6%      0.257
Cornerstone Propane Partners, L.P.        0.55       263.1        17.500       19.9          355.6      74.0%      42.5%      0.316
Ferrellgas Partners, L.P.                 0.47       594.3        18.688       31.3          596.8      99.6%      49.9%      0.235
Heritage Propane Partners, L.P.           0.48       198.3        23.750        8.6          207.9      95.4%      48.8%      0.246
National Propane Partners, L.P.           0.76       139.2         5.063       11.2           58.0     239.8%      70.6%      0.224
Star Gas Partners, L.P.                   0.51       115.7        18.063        6.3          115.3     100.4%      50.1%      0.255
Suburban Propane Partners, L.P.           0.44       428.2        19.188       28.7          562.4      76.1%      43.2%      0.250


                                                                                ----------------------------------------------------
                                                                                Pro forma capitalization - at market (b)
Comparable group's average unlevered beta:                             0.25       Total debt                          $286.2   50.3%
Pro forma debt - to - equity ratio (b):                               101.1%      Total equity                         283.0   49.7%
                                                                                                                      ------  ------
Pro forma debt as a percent of total capital (b):                      50.3%                                          $569.2  100.0%
                                                                                ----------------------------------------------------
Comparable group's beta relevered for Pro forma capital structure:    0.410
                                                                      =====


DERIVATION OF WEIGHTED AVERAGE COST OF CAPITAL:                                                        MARKET RISK PREMIUM RANGE (D)
----------------------------------------------                                                      --------------------------------
                                                                                                        11.3%      12.3%     13.3%
                                                                                                    --------------------------------
Pro forma theoretical levered beta:                                             0.410
Assumed % of equity in Pro forma capital structure (b):                          49.7%
Risk - free rate of return (c):                                                   4.8%
Pro forma cost of common range (at various market risk premiums):                                        9.5%       9.9%     10.3%
                                                                                                        =====      =====     =====
Pro forma assumed tax rate:                                                      39.6%
Assumed % of debt in capital structure (b):                                      50.3%
Pro forma estimated cost of debt (e):                                             8.5%
Pro forma estimated after - tax cost of debt:                                     5.1%                   5.1%       5.1%      5.1%

                                                                                                    --------------------------------
Pro forma weighted average cost of capital range (f):                                                    7.3%       7.5%      7.7%
                                                                                                    --------------------------------

________________
(a) Source: Bloomberg. 143 week (maximum weekly time period allowed, or the number of weeks available, which may be less than 143) adjusted beta relative to the S&P 500 index.
(b) Market value of debt is assumed to equal book value. See page C-6 for equity calculation.
(c) Ten - year Treasury rate on February 3, 1999.
(d) Ibbotson Associates 1998. Total returns for small company stocks of 17.7% minus the risk-free rate.
(e) Based on Pro forma debt structure.
(f) Calculation based upon use of the Capital Asset Pricing Model (CAPM).

                                                                      Page H - 8

COMPARABLE TRANSACTIONS ANALYSIS
FIRM VALUATION

[_] A.G. Edwards noted that public disclosure regarding transactions in the retail home heating oil distribution industry was extremely limited.

[_] A.G. Edwards analyzed the financial terms related to divestitures by Petro of certain of its retail home heating oil branches and compared them to the implied multiples of the aggregate purchase price of Petro's heating oil assets.

[_]  Petro has sold three branches for an average EBITDA multiple of 9.0x.

[_] A.G. Edwards calculated the purchase price of Petro's heating oil assets and calculated multiples based on Petro's EBITDAs.

--------------------------------------------------------------------------------
PURCHASE PRICE OF HEATING OIL ASSETS
------------------------------------

Equity purchase price of heating oil assets
  including CUs (see page C-5)                                   $  16,054

Cost of Debt to be Redeemed ($206,250 + $2,844 premium)            209,094

Cost of Debt to be Assumed                                          80,501

Cost of Preferred stock at Redemption Value                         31,767

Consent Fees                                                         1,961

Transaction Fees                                                    19,139
                                                                 ---------
Aggregate purchase price of heating oil assets                   $ 358,516
                                                                 =========

               MULTIPLES
---------------------------------                         --------------------
                                                                MULTIPLES            Notes
                                                          --------------------       ---------------------------------------------
Actual 4 quarter ended 9/30/98 EBITDA (a)     34,929                10.3 x           As a multiple of aggregate transaction value.

Adjusted for actual 1999 EBITDA (a)           44,415                 8.1 x           As a multiple of aggregate transaction value.

Projected 2000 EBITDA (a)                     48,195                 7.4 x           As a multiple of aggregate transaction value.

________________________________

(a)  Calculated as gross profit minus SG&A expense and direct delivery expense.

                                                                        Page I-1

PUBLIC PARTNERSHIP ANALYSIS


 [_] A.G. Edwards compared certain financial and market information of Star Gas on a historical and pro forma basis to that of certain public propane master limited partnerships which A.G. Edwards deemed relevant for the purposes of this analysis. In addition to Star Gas, A.G. Edwards reviewed the trading multiples from a total of five master limited partnerships.


 [_] The selected propane master limited partnerships are as follows:
     -  AmeriGas Partners, L.P.             -  Heritage Propane Partners, L.P.
     -  Cornerstone Propane Partners, L.P.  -  Suburban Propane Partners, L.P.
     -  Ferrellgas Partners, L.P.


 [_] No partnership used in the analysis is identical to Star Gas.


     -----------------------------------------------------------------------------------------------------------------------------
     PUBLIC COMPARABLE PARTNERSHIPS (a)
     -----------------------------------------------------------------------------------------------------------------------------
                                                                                               PUBLIC             PUBLIC
                                                                           PRO FORMA         PARTNERSHIP        PARTNERSHIP
                                                            STAR             STAR             MEDIANS             RANGES
     -----------------------------------------------------------------------------------------------------------------------------
     Distribution yield                                     12.2%            12.7%              10.4%            8.6% to 12.3%
     Market capitalization/LTM EBITDA                       11.9x            10.3x              11.5x            9.1x to 13.2x
     Market capitalization/1999E EBITDA                     10.7x (b)         8.4x (b)           9.8x            8.6x to 11.3x
     Equity Market Cap/LTM DCF                              13.8x            12.6x              13.2x            9.6x to 15.5x
     Equity Market Cap/1999E DCF                            11.9x (c)         8.5x (c)          10.5x            9.9x to 12.2x
     LTM common unit coverage                                1.0x             0.8x               1.5x            0.8x to  1.9x
     1999E common unit coverage                              1.1x (d)         1.1x (d)           2.0x            0.9x to 2.2x
     LTM total unit coverage                                 0.6x             0.6x               0.8x            0.5x to 1.1x
     1999E total unit coverage                               0.7x (d)         0.9x (d)           1.1x            0.6x to 1.1x
     -----------------------------------------------------------------------------------------------------------------------------

     (a)  Public comparable partnerships include APU, CNO, FGP, HPG and SPH.
     (b)  Market capitalization/adjusted for actual 1999 EBITDA
     (c)  Equity market cap/adjusted for actual 1999 EBITDA.
     (d)  Adjusted for actual 1999.

                                                                        Page J-1

PUBLIC PARTNERSHIP ANALYSIS
($ IN MILLIONS, EXCEPT PER UNIT DATA)

====================================================================================================================================

                                                         Closing      Implied     Implied                                Common
                                                         Price on   Market Value    Firm     Distribution                Units/
Company                                        Ticker    (2/3/99)    of Equity     Value       per Unit      Yield   Total Units(a)
------------------------------------------------------------------------------------------------------------------------------------
Star Gas Partners, L.P.                         SGU      $18.063     $ 115.3       $ 225.2       $2.20        12.2%      60.5%

AmeriGas Partners, L.P.                         APU       23.625     1,009.8       1,724.0        2.20         9.3%      51.7%
Cornerstone Propane Partners, L.P. (c) (d)      CNO       17.500       355.6         610.4        2.16        12.3%      65.5%
Ferrellgas Partners, L.P.          (d) (e)      FGP       18.688       596.8       1,185.7        2.00        10.7%      46.0%
Heritage Propane Partners, L.P.    (d)          HPG       23.750       207.9         403.8        2.05         8.6%      55.7%
Suburban Propane Partners, L.P.    (f)          SPH       19.188       562.4         930.8        2.00        10.4%      73.6%

------------------------------------------------------------------------------------------------------------------------------------
Mean                                                                                                          10.3%      58.5%
Median                                                                                                        10.4%      55.7%
====================================================================================================================================
Pro Forma                                                $18.063      $291.1       $ 557.7 (g)   $2.30        12.7%      79.9%

====================================================================================================================================

                                                  LTM Common       LTM Total       FY99E       FY99E Common     FY99E Total
                                                Unit Coverage    Unit Coverage    DCF/unit     Unit Coverage    Unit Coverage
--------------------------------------------------------------------------------------------------------------------------------
Star Gas Partners, L.P.                             1.0x (b)        0.6x (b)       $1.51          1.1x              0.7x

AmeriGas Partners, L.P.                             1.5x            0.8x            2.35          2.0x              1.1x
Cornerstone Propane Partners, L.P. (c) (d)          0.8x            0.5x            1.36          0.9x              0.6x
Ferrellgas Partners, L.P.          (d) (e)          1.5x            0.7x            2.14          2.2x              1.1x
Heritage Propane Partners, L.P.    (d)              1.9x            1.1x            2.35          2.0x              1.1x
Suburban Propane Partners, L.P.    (f)              1.3x            1.0x            2.08          1.2x              1.0x

--------------------------------------------------------------------------------------------------------------------------------
Mean                                                1.4x            0.8x                          1.7x              1.0x
Median                                              1.5x            0.8x                          2.0x              1.1x
================================================================================================================================
Pro Forma                                           0.8x (b)        0.6x (b)        2.07          1.1x              0.9x

_____________________________________
1999 estimates per A.G. Edwards' research (not adjusted for actual 1999 results), except for Star and Pro Forma.
Implied Firm Value equals, for comparative purposes, common, subordinated and GP units, multiplied by the market price of common units plus debt, less cash.
(a) Calculated as (common units/((common + subordinated units)/0.98).
(b) For Star and Pro forma only, LTM figures are 1998 actuals.
(c) Financial figures not pro forma for acquisition of Propane Continental Inc.
(d) Maintenance capital expenditures assumed to be 8% of EBITDA due to lack of disclosure.
(e) Financial figures exclude ESOP charge of $0.9 million.
(f) Financial figures exclude $5.1 million gain from sale of minority interest and $1.8 million loss from impairment of assets.
(g) $291.1 in equity plus $286.2 pro forma debt, less $19.6 cash and cash collateral.

                                                                        Page J-2

PUBLIC PARTNERSHIP ANALYSIS
($ IN MILLIONS, EXCEPT PER UNIT DATA)
(continued)

=============================================================================================================================

                                        TOTAL        LTM        FIRM VALUE/   FIRM VALUE/       EQUITY          EQUITY
                                        DEBT/      EBITDA/         LTM           1999E        MARKET CAP/     MARKET CAP/
                                     FIRM VALUE   INT. EXP.      EBITDA          EBITDA         LTM DCF        1999E DCF
                                     ----------------------------------------------------------------------------------------
STAR GAS PARTNERS, L.P.                 51.4%       2.4X (a)      11.9X (a)       10.7X          13.8X (a)      11.9X

AmeriGas Partners, L.P.                 41.7%       2.3x          11.5x            9.8x          13.7x          10.6x
Cornerstone Propane Partners, L.P.      43.1%       2.4x          13.2x           11.3x          15.5x          12.2x
Ferrellgas Partners, L.P.               50.1%       2.1x          11.8x            9.5x          13.2x           9.9x
Heritage Propane Partners L.P.          49.1%       2.5x          10.7x           10.3x          10.6x          10.2x
Suburban Propane Partners, L.P.         46.0%       3.3x           9.1x            8.6x           9.6x          10.5x

-----------------------------------------------------------------------------------------------------------------------------
MEAN                                    46.0%       2.5x          11.3x            9.9x          12.5x          10.7x
MEDIAN                                  46.0%       2.4x          11.5x            9.8x          13.2x          10.5x
=============================================================================================================================

PRO FORMA                               51.3%       2.2X (a)      10.3X (a)        8.4X          12.6X (a)       8.5X

______________________________________
EBITDA is defined as net income (loss) before extraordinary items plus interest, income taxes, depreciation and amortization, impairment expense, and other non-recurring and non-operating items.

(a)  For Star and Pro forma only, LTM figures are 1998 actuals.

                                                                        Page J-3

PUBLIC PARTNERSHIP ANALYSIS
COMPARABLE PARTNERSHIPS AND TARGET PRICE PERFORMANCE


                                1/1/98 - 2/3/99

                             [GRAPH APPEARS HERE]


                               8/14/98* - 2/3/99

                             [GRAPH APPEARS HERE]

*Date of transaction announcement.

                                                                        Page J-4

PUBLIC PARTNERSHIP DESCRIPTIONS

AMERIGAS PARTNERS, L.P.

AmeriGas Partners operates the largest retail propane distribution business in the U.S., serving approximately 968,000 residential, commercial, industrial, agricultural, and motor-fuel customers in 45 states. AmeriGas Partners also sells propane-related supplies and equipment, including home appliances. The company owns or leases a fleet of about 385 transport trucks, 680 railroad tank cars, and 2,300 bobtail and rack trucks. It also owns or leases propane-storage facilities in Arizona and Rhode Island. AmeriGas Propane, a wholly owned subsidiary of UGI Corp., owns 58% of AmeriGas Partners.

                           [APU GRAPH APPEARS HERE]

CORNERSTONE PROPANE PARTNERS, L.P.

Cornerstone Propane Partners, L.P. distributes propane for residential, commercial, industrial, agricultural and other retail uses; markets and distributes propane and natural gas liquids; services propane heating systems and appliances; and sells propane-related supplies, appliances and other equipment. It is the fifth largest retail marketer of propane in the U.S. in terms of volume. The partnership's operations are concentrated in the east coast, south-central and west coast regions of the U.S.

                             [CNO GRAPH APPEARS HERE]

                                                                        Page J-5

PUBLIC PARTNERSHIP DESCRIPTIONS

(continued)


FERRELLGAS PARTNERS, L.P.

     Ferrellgas is the second largest U.S. distributor of propane serving more than 800,000 residential and commercial customers. The company also engages in propane/natural gas trading, wholesale propane marketing, and chemical feedstock marketing. It markets its products primarily in the Midwest, the Great Lakes area, and the Southeast. With a delivery fleet of approximately 4,000 vehicles, Ferrellgas sells almost 700 million gallons of fuel annually to its retail customers, which represents about 8% of all retail propane bought in the U.S. The company has acquired more than 100 companies in 11 years.

                           [FGP GRAPH APPEARS HERE]



HERITAGE PROPANE
PARTNERS, L.P.

     Heritage Propane Partners distributes propane to more than 220,000 residential, commercial, industrial, and agricultural customers. The propane is used primarily for heating, drying, cooking, as fuel for engines, as a cutting gas for mining operations, and for curing tobacco. The company's retail operations distribute propane to customers in 23 states in the western, southeastern, and northeastern U.S. The company also distributes wholesale propane and sells, installs, and repairs propane-related equipment. Heritage has acquired 40 retail propane operations since 1989, bringing annual propane sales to over 125 million gallons.

                           [HPG GRAPH APPEARS HERE]

                                                                        Page J-6

PUBLIC PARTNERSHIP DESCRIPTIONS

(continued)


SUBURBAN PROPANE
PARTNERS, L.P.

     Suburban Propane Partners markets and distributes propane to residential, commercial, industrial and agricultural customers through a retail distribution network consisting of 352 district locations in 41 states. The company, the third largest retail marketer of propane in the U.S., serves over 730,000 active customers primarily located in the east and west coast regions of the country. Suburban Propane also sells, installs and services equipment related to its propane distribution business, including heating and cooking appliances and, at some locations, propane fuel systems.


                           [SPH GRAPH APPEARS HERE]

                                                                        Page J-7

--------------------------------------------------------------------------------
TRANSACTION SUMMARY AND ASSUMPTIONS

(in thousand except per share and per unit data)

---------------------------------------------------------------------------------------------------------------------------
SUMMARY CASH FLOW AND COVERAGE ANALYSIS
---------------------------------------------------------------------------------------------------------------------------
($ on per Unit basis)                                                       PROJECTED
                                             ----------------------------------------------------------------------------------
                                               ACTUAL       NORMALIZED       ADJ. FOR ACTUAL
                                                1998           1998               1999              2000        2001        2002
                                             ----------    ------------    -------------------   ---------    --------    --------
STAR STAND ALONE
     EBITDA                                   $ 18,906     $   22,135           $   21,119       $  25,260    $ 26,797    $ 28,335
      Interest Expense                          (7,927)        (7,667)              (8,798)         (9,359)     (9,878)    (10,398)
      Mainterance CapEx                         (2,625)        (2,610)              (2,632)         (2,679)     (2,728)     (2,777)
      Other                                        (25)           (25)                 (25)            (25)        (25)        (25)
                                              --------     ----------           ----------       ---------    --------    --------
     Distributable Cash Flow                  $  8,329     $   11,833           $    9,664       $  13,197    $ 14,166    $ 15,135
                                              ========     ==========           ==========       =========    ========    ========

     DCF per Common Unit                      $   2.16     $     3.07           $     2.48       $    3.28    $   3.37    $   3.46
     DCF / Common Unit MQD                        0.98  x        1.39  x              1.13  x         1.49 x      1.53 x      1.57 x

     DCF per Total Unit                       $   1.30     $     1.85           $     1.51       $    2.02    $   2.10    $   2.19
     DCF / Total MQD                              0.59  x        0.84  x              0.68  x         0.92 x      0.96 x      1.00 x

     Indicated Distribution per Common Unit   $   2.20     $     2.20           $     2.20       $    2.20    $   2.20    $   2.20

STAR PRO FORMA
     EBITDA
     ------
      Star                                    $ 18,906     $   22,135           $   21,119       $  25,260    $ 26,797    $ 28,335
      Petro                                     34,929         46,900               44,415          48,195      50,649      52,834
      Synergies                                    500            500                  500             500         500         500
                                              --------     ----------           ----------       ---------    --------    --------
Total                                           54,335         69,535               66,034          73,955      77,946      81,669
                                              --------     ----------           ----------       ---------    --------    --------

     Interest Expense                          (24,530)       (24,396)             (25,068)        (26,410)    (28,325)    (29,444)
     Maintenance CapEx                          (6,125)        (6,125)              (6,273)         (6,393)     (6,516)     (6,641)
     Other                                        (525)          (525)                (525)           (625)       (675)       (725)
                                              --------     ----------           ----------       ---------    --------    --------
      Distributable Cash Flow                   23,155         38,489               34,168          40,527      42,429      44,859
                                              ========     ==========           ==========       =========    ========    ========

     DCF per Common Unit                      $   1.80     $     2.99           $     2.57       $    2.96    $   2.98    $   2.94
     DCF per Sr. Sub & Common Unit            $   1.51     $     2.51           $     2.17       $    2.50    $   2.54    $   2.53
     DCF per Total Unit                       $   1.44     $     2.39           $     2.07       $    2.39    $   2.43    $   2.43

     Indicated Distribution per Common Unit   $   2.30     $     2.30           $     2.30       $    2.30    $   2.30    $   2.30
---------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
ACCRETION/DILUTION
------------------------------------------------------------------------------------------------------------------------------------
     DCF per Unit - Star Stand Alone          $   1.30     $     1.85           $     1.51       $    2.02    $   2.10    $   2.19
     DCF per Unit - Pro Forma                 $   1.44     $     2.39           $     2.07       $    2.39    $   2.43    $   2.43
------------------------------------------------------------------------------------------------------------------------------------
      Accretive ($/Unit)                      $   0.13     $     0.53           $     0.56       $    0.37    $   0.33    $   0.23
      Accretive (%)                               10.1%          28.8%                37.2%           18.6%       15.5%       10.7%
------------------------------------------------------------------------------------------------------------------------------------
     PRO FORMA HEATING OIL DCF PER UNIT                                         $     2.42       $    2.63    $   2.63    $   2.57
     DPUS ISSUED AS SR SUB UNITS AT BEG OF YEAR      -              -                    -               -           -           -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PRO FORMA CREDIT ANALYSIS
------------------------------------------------------------------------------------------------------------------------------------
     EBITDA/Interest                              2.22  x        2.85  x              2.63  x         2.80  x     2.75  x     2.77 x
     LT Debt/EBITDA                               5.07           3.96                 4.15            4.21        4.20        4.19
     LT Debt/EBITDA (Pro Forma for Full-Year
      Acquisitions)                               4.91           3.83                 4.03            4.00        4.00        4.00
     # of Units Issued to Meet Debt Covenant         -              -                  814              47         991       1,035
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PRO FORMA COVERAGE RATIOS
------------------------------------------------------------------------------------------------------------------------------------
     MOD Coverage
     ------------
      Common Unit                                 0.78  x        1.30  x              1.12  x         1.29  x     1.30 x      1.28 x
      Senior Subordinated Unit                    0.66           1.09                 0.94            1.09        1.10        1.10
      Total Unit                                  0.62           1.04                 0.90            1.04        1.06        1.06


Indicated Distribution Coverage
-------------------------------
      Common Unit                                 0.78  x        1.30  x              1.12  x         1.29  x     1.30 x      1.28 x
      Senior Subordinated Unit                    0.66           1.09                 0.94            1.09        1.10        1.10
      Total Unit                                  0.62           1.04                 0.90            1.04        1.06        1.06

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CURRENT MODEL ASSUMPTIONS
------------------------------------------------------------------------------------------------------------------------------------

SCENARIO VERSION:                                 30-yr; $15/$30mm @ 4.75x mid-year; $.01 '99, $.005 '00-'01, flat att.
Petro Acqs/yr                                        $ 15,000          1999        $ 30,000         2000 on
Star Acqs/yr                                         $  5,000          1999        $ 10,000         2000 on

                                                                           G.P. INTEREST SUBORDINATE
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
EQUITY RESTRUCTURING
------------------------------------------------------------------------------------------------------------------------------------
                                                                                PETRO
                                                     ------------------------------------------------------------
                                                          PUBLIC                                  INSIDERS
                                                      --------------                           ---------------
Securities Offered                                       Sr Sub                                   Sub & GP



Security Offered per Share                                0.11758                                  0.14318
Total Shares                                               14,618                                   11,834
Insiders to Receive Sr. Sub                                 6,572                                   (6,572)
Shares to Be Converted                                     21,190                                    5,262
Units Offered                                               2,491                                      753
DPUs Offered                                                                                           909
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SOURCES AND USES OF FUNDS
------------------------------------------------------------------------------------------------------------------------------------
SOURCES:                                                              USES:
Excess Cash on Hand                $ 0                                Repay Debt Principal          $  206,250
New Star Debt                   90,000                                Redeem Preferred                  31,767
New MLP Equity                 170,000                                Premium on Redemption/
New MLP E Equity                     -                                 Exchange/Defeasance               2,844
Equity for Consent Fees          1,961                                Consent Fees                       1,961
Cash Balance                         0                                Transaction Fees                  19,139

                             ---------                                                              ----------
                             $ 261,960                                                              $  261,960
                             =========                                                              ==========
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FINANCING SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                     AMOUNT                 RATE                UNIT PRICE
                                   ----------             --------          -----------------
New Common Raised                  $  170,000                               $      19.08   (a)
New Debt Raised                        90,000              7.50%


                                           (a)  Last 20 Days Average Stock Price @ 2/3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
UNITS OUTSTANDING
------------------------------------------------------------------------------------------------------------------------------------
                                             CURRENT                       PRO FORMA
                                   ---------------------------     --------------------------
                                     UNITS               %           UNITS               %
                                   ---------          -------      ---------          -------
Existing Common                    3,858.999            60.5%      3,858.999            23.9%
New Common                                 0             0.0%      9,013.547            55.9%
New Common for Acquisitions                0             0.0%          0.000             0.0%
Common to Petro Shareholders               0             0.0%          0.000             0.0%
Sr Sub (Petro S/H's)                       0             0.0%      2,491.500            15.5%
Existing Sub                       2,396.078            37.5%        431.126             2.7%
Implied GP                           127.655             2.0%        322.350             2.0%
                                  ----------         -------     -----------         -------
             Total Units           6,382.732          100.00%     16,117.523          100.00%
                                  ==========         =======     ===========         =======
------------------------------------------------------------------------------------------------------------------------------------

                                                                         1 of 19

================================================================================
TRANSACTION SUMMARY AND ASSUMPTIONS
(IN THOUSANDS EXCEPT PER SHARE AND PER UNIT DATA)

OPERATING ASSUMPTIONS
------------------------------------------------------------------------------------------------------------------
                                                              PETRO         STAR          STAR NORMAL
                                                           ----------    ----------     ----------------
Normalized Maintenance CapEx                               $  3,500      $  2,625         $    2,610
Maintenance CapEx Life                                           15 yrs        15 yrs
Growth CapEx Life                                              12.6 yrs        15 yrs

Deferred Tax Percent                                                          0.0%

Required Cash at Beginning for Initial Distribution                         8,865
Minimum Star Stand Alone Cash Balance                                    $  1,115
Minimum Star Pro Forma Cash Balance                                      $ 14,882
Consolidation Savings                                                    $    500
Annual Bank Fees                                           $    943      $      0
Last 20 Days Average Stock Price @ 2/3                     $   1.01      $  19.08 2000+
Annual Transaction/Deal Expenses                                         $    225         $      450
Debt/EBITDA Bank Covenant Ratio                                               4.0x
Issue Equity to Meet Bank Debt Covenants (Y/N)?                               yes

DEBT RESTRUCTURING
------------------------------------------------------------------------------------------------------------
                                                                           PROJECTED
                                                                            12/31/97
PRIVATES:                                                  % TENDERED      PRINCIPAL       STRATEGY       PRICE
                                                           ----------      ---------     -------------    -----
   11.96% Sr Notes                                           100.0%         60,000        Exchange        105.2%
   14.10% Sr Notes                                           100.0%          3,100        Exchange        105.2%
   14.10% Sub Notes                                          100.0%          3,100        Exchange        105.2%
   14.33% Pfd Stock                                          100.0%          4,167       Neg. Tender      100.0%
PUBLICS:
   10.13% Sub Notes & Sr Notes                               100.0%         50,000       Neg. Tender      100.0%
    9.38% Sub Notes & Sr Notes                               100.0%         75,000         Tender         100.0%
   12.25% Sub Notes & Sr Notes                               100.0%         81,250         Tender         103.5%
   12.88% Pfd Stock                                          100.0%         30,000         Tender          92.0%

NEW SECURITY ASSUMPTIONS
---------------------------------------------------------------------

NEW MLP EQUITY
--------------
Gross Proceeds                                              $ 170.00
Common Units for Consent Fee                                   1,961
Common Units to Enron                                            -
                                                             --------
     Total New Equity Value                                 $171.960
Common Units to Public                                         9,014  units

                                                                                         NEW STAR DEBT
                                                                                         -------------
                                                                                         Gross Proceeds         90,000
Gross Spread %                                                    5.0%                   Gross Spread %           1.25%
Gross Spread $                                               $  8,500                    Gross Spread $         $1,125
Offering Price/Share (current market price)                  $  19.08                    Coupon                   7.50%

ACQUISITION ASSUMPTIONS
------------------------------------------------------------------------------------------------------------------------------
PETRO                                 MULTIPLE           1998           1999            2000           2001           2002
-----                              -------------     -----------    -----------     ------------   ------------   -----------
  Amount                               4.75x         $    0         $  15,000       $  30,000      $   30,000     $   30,000
  Timing                                                 End            Mid             Mid             Mid            Mid
  % EBITDA                                               0.0%            50.0%           50.0%           50.0%          50.0%
  Amount                               4.75x                        $       0
  Timing                                                                Beg
  % EBITDA in Initial Year                                              100.0%
Units Issued at Common                               $ 22.00
              Sr. Sub                                $ 18.52

STAR STAND-ALONE
----------------
  Weather                                30    Year
  Amount                               6.50x         $ 9,000        $   5,000       $  10,000      $   10,000     $   10,000
  Timing                                                 End            Mid             Mid             Mid            Mid
  % EBITDA in Initial Year                               0.0%            50.0%           50.0%           50.0%          50.0%

  Amount Financed with Equity                        $     0        $   1,363       $   4,504      $    3,940     $    3,316
  New Units @:                                             0               62             205             179            151
  Units Issued at Price of:                          $ 22.00        $   22.00       $   22.00      $    22.00     $    22.00

  Amount                               6.50x                        $       0
  Timing                                                                Beg
  % EBITDA in Initial Year                                              100.0%

EXCHANGE ASSUMPTIONS
-----------------------------------------------------------------------------------------------------------------------------
                                                EXISTING                      GETS NEW UNITS OF:
                                                           ------------------------------------------------------------------
SHAREHOLDERS OF:                                 SHARES      COMMON        SR.SUB         JNR. SUB       G.P.       DPUs(1)
---------------------------------------------------------  ----------    ----------   -------------   ---------  ------------
Public Class A Shareholders                    14,618.087        0       1,718.795        0.000         0.000       481.478
Insider Class B Shares                             11.228        0           0.000        0.000                       0.000
Insider Class C Shareholders                                                                            0.000
   Class A & C Shares to Receive Jr Sub & GP    5,262.443        0           0.000      431.126       322.350       211.068
   Class A Shares to Receive Sr Sub             6,571.740        0         772.705        0.000         0.000       216.454
                                            -------------  ----------   -----------   -------------   ---------  ------------
                                               26,463.498        0       2,491.500      431.126       322.350       909.000
E Sr. Sub                                                                    0.000                                    0.000
                                                                        -----------                              ------------
    Total                                                                2,491.500                                  909.000
                                                                        ===========                              ============

(1) Includes 2.0% G.P. Interest.

                    TRANSACTION COSTS SUMMARY
                    ---------------------------------------------------------------------
                    New MLP Equity                                              $  8,500
                    New Star Debt                                                  1,125
                    Fairness Opinion                                               1,275
                    Financial Advisory                                             1,500
                    Exchange Fees on Public Petro Debt/Preferred                   1,375
                    Legal Fees                                                     4,200
                    Printing                                                       1,500
                    Accounting Fees                                                  200
                    Other:
                    ------
                    Environmental                                                      0
                    Rating Agencies                                                   60
                    Roadshow                                                         200
                    Asset Appraisal                                                  100
                    Solicitation expenses                                            100
                    Other Bank Fees                                                  150
                    Other                                                            225
                                                                                --------
                    Transaction Costs Capped at                                 $ 20,510
                                                                                ========
                                                                                $ 19,139

HEATING OIL DPU TRIGGER
-----------------------
DCF/Unit      % Convert
     $2.90        33.3%



CONSENT FEE CALCULATION
---------------------------------------
% of Petro Stock              3.3%
New Petro Shares              874
Exchange Ratio               8.50x
                        -----------
New Common Units          102.773
Common Unit Price       $   19.08
                        -----------
Implied Value           $   1,961
                        ===========

                                                                         2 of 19

===========================================================================================================================
SUMMARY DISTRIBUTIONS
(in thousands except per share and per unit data)

                                                                                                Projected
                                                                      ----------------------------------------------------
UNITHOLDER CLASS (1)                                         1998        1999          2000          2001         2002
                                                        ------------  ----------   ------------   ----------   -----------
COMMON UNITHOLDERS
     MQD                                                              $   30,544   $   31,534     $  32,727    $  35,057
     Incentive Distributions                                                   -            -             -            -
                                                                      ----------   ------------   ----------   -----------
          Total                                                       $   30,544       31,534      $  32,727    $  35,057

E CAPITAL
     Existing Sr. Sub Units                                                    -            -             -            -
     Number of DPUs Issued as Sr Sub Units                                     -            -             -            -
     New Sr. Sub Units                                                         -            -             -            -
                                                                      ----------   ------------   ----------   -----------
          Total Sr. Sub Units                                                  -            -             -            -

     Existing Common                                                           -            -             -            -
     New Common                                                                -            -             -            -
                                                                      ----------   ------------   ----------   -----------
          Total Common                                                         -            -             -            -

     Common MQD                                                                -            -             -            -
     Common Incentive Distributions                                            -            -             -            -
     Sr. Sub MQD                                                               -            -             -            -
     Sr. Sub Incentive Distributions                                           -            -             -            -
                                                                      ----------   ------------   ----------   -----------
          Total Distributions                                                  -            -             -            -

SENIOR SUBORDINATED UNITHOLDERS (1)
     Number of DPUs Issued as Sr Sub Units                                     -            -             -            -

     Base MQD                                                         $        0   $    5,730     $   5,730    $   5,730
     Incremental MQD from DPUs Issued as Sr. Sub Units
     Incentive Distributions                                                   -            -             -            -
     Incremental Incentive Distributions from DPUs                             -            -             -            -
      Issued as Sr. Sub Units                                                  -            -             -            -
                                                                      ----------   ------------   ----------   -----------
          Total                                                       $        0   $    5,730     $   5,730    $   5,730

SUBORDINATED UNITHOLDERS (1)
     Number of DPUs Issued as Sr Sub Units                                     -            -             -            -

     Base MQD                                                         $        0   $      992     $     992          992
     Incremental MQD from DPUs Issued as Sr. Sub Units                         -            -             -            -
     Incentive Distributions                                                   -            -             -            -
     Incremental Incentive Distributions from DPUs Issued
      as Sr. Sub Units                                                         -            -             -            -
                                                                      ----------   ------------   ----------   -----------
          Total                                                       $        0   $      992     $     992          992

GENERAL PARTNER
     Number of DPUs Issued as Sr Sub Units                                     -            -             -            -

     Base MQD                                                         $        0   $      741     $     741    $     741
     Incremental MQD from DPUs Issued as Sr. Sub Units                         -            -             -            -
     Incentive Distributions                                                   -            -             -            -
     Incremental Incentive Distributions from DPUs Issued
      as Sr. Sub Units                                                         -            -             -            -
                                                                      ----------   ------------   ----------   -----------
          Total                                                       $        0   $      741     $     741    $     741

UNITHOLDER CLASS TOTAL
     Common Unitholders                                               $   30,554   $   31,534     $  32,727    $  35,057
     Senior Subordinated Unitholders                                           -        5,730         5,730        5,730
     Subordinated Unitholders                                                  -          992           992          992
     General Partner                                                           -          741           741          741
                                                                      ----------   ------------   ----------   -----------
          Total                                                       $   30,544   $   38,997     $  40,191    $  42,520

DISTRIBUTIONS TO DPUs CONVERTED TO SENIOR SUBORDINATED UNITS
     MQD                                                              $        0   $        0     $       0    $       0
     Incentive Distributions                                                   -              -             -
                                                                      ----------   ------------   ----------   -----------
     Total                                                                     -              -             -            -
                                                                               -              -             -            -

____________________
(1) Reflects distributions for respective Unitholder class. All DPUs are issued as Senior Subordinated Units but are distributed pro rata to all Petro shareholders. Consequently, the Subordinated Unitholder class includes DPUs which have been issued as Senior Subordinated Units.

                                                                         3 of 19

--------------------------------------------------------------------------------
TRANSACTION SUMMARY AND ASSUMPTIONS

(in thousands except per share and per unit data)


RECAPITALIZATION ASSUMPTIONS
--------------------------------------------------------------------------------

                                          (D)EFEASE
                                          (T)ENDER
                                          (R)EDEEM      PRINCIPAL
                                LOCKUP    (E)XCHANGE      AS OF
                                                                      MATURITY PERIOD       COUPON/          SINKING FUND PAYMENT
                                                                     -----------------                   ---------------------------
PETRO INSTRUMENTS:             PREMISES   (N)OTHING      9/30/98        M/D       YR        DIVIDEND       PAYMENT       YEAR START
----------------------        ------------------------ -----------   --------  --------   -----------    -----------   -------------
11.96% Sr Notes                               e        $    60,000 v    1-Oct         0       11.960%    $         0               0
14.10% Sr Notes                               e              3,100 v   15-Jan      2001       14.100%              -            1997
14.10% Sub Notes                              e              3,100 v   15-Jan      2001       14.100%              -            1997
10.13% Sub Notes & Sr Notes        0.0%       t             50,000 v    1-Apr      2003       10.130%              -
9.38% Sub Notes & Sr Notes         0.0%       t             75,000 v    1-Feb      2006        9.375%              -
12.25% Sub Notes & Sr Notes        0.0%       t             81,250 v    1-Feb      2005       12.250%              -
8.00% Acq. & Other Notes Pay                  n             14,508 v                  0        8.000%              -               0
8.25% Existing Credit Facility                n                  0 v               1998        8.250%              -
0.00% Other Notes                             n                  0 v       NA        NA        0.000%              0              NA
                                                       -----------
                                                       $   286,958
PFRD STOCK:
-----------
14.33% Pfd Stock                              t              4,167 v    1-Aug      1999       14.330%          4,167            1997
12.88% Pfd Stock                   0.0%       t             30,000 v   15-Feb      2009       12.875%              0
0.00%                                         n                  0                             0.000%
                                                       -----------
                                                       $    34,167
                                                       -----------
     Total Petro                                       $   321,125
                                                       -----------

STAR INSTRUMENTS:
----------------------
8.04% 1st Mortgage Notes          0.07        n             85,000 v       NA        NA        8.040%              -               0
7.25% WC Revolver                 0.00        n              4,785         NA        NA        7.250%              -              NA
7.25% Acquisition Facility        0.01        n              9,000 v       NA        NA        7.250%              -              NA
7.50% New Debt                                n             90,000 v       NA        NA        7.500%              0              NA
7.17% Pearl Notes                 0.01        n             11,000         NA        NA        7.170%              0              NA
                                                       -----------
                                  8.21%                $   188,785
                                                       -----------
     Total Combined                                    $   509,910
                                                       ===========

                                % Red./     Red/Exchg   Defeasance       Red/Exchg/Defease    Exchanged
                                                                      ----------------------
PETRO INSTRUMENTS:             Exchanged      Price       Price         Value       Premium    Int Rate   Security Type
----------------------        -----------  ----------- ------------   ---------   ----------  ----------  -------------
11.96% Sr Notes                    100.0%       105.2%                $  60,000   $        0       10.9%  Sr Notes
14.10% Sr Notes                    100.0%       105.2%                    3,100            -      14.10%  Sr Notes
14.10% Sub Notes                   100.0%       105.2%                    3,100            -      14.10%  Sub Notes
10.13% Sub Notes & Sr Notes        100.0%       100.0%       106.2%      50,000            -              Sub Notes & Sr Notes
9.38% Sub Notes & Sr Notes         100.0%       100.0%       108.2%      75,000            -              Sub Notes & Sr Notes
12.25% Sub Notes & Sr Notes        100.0%       103.5%       116.2%      84,094        2,844              Sub Notes & Sr Notes
8.00% Acq. & Other Notes Pay         0.0%       100.0%                        -            -              Acq. & Other Notes Pay
8.25% Existing Credit Facility       0.0%       100.0%                        -            -              Existing Credit Facility
0.00% Other Notes                    0.0%         0.0%                        -            -       11.0%  Other Notes
                                                                                  ----------
                                                                                  $    2,844
PFRD STOCK:
-----------
14.33% Pfd Stock                   100.0%       100.0%                    4,167            -              Pfd Stock
12.88% Pfd Stock                   100.0%        92.0%                   27,600            -              Pfd Stock
0.00%                                                                         -            -
                                                                                  ----------
                                                                                  $        0
                                                                                  ----------
     Total Petro                                                                  $    2,844
                                                                                  ----------


STAR INSTRUMENTS:
----------------------
8.04% 1st Mortgage Notes             0.0%         0.0%                        -            -              1st Mortgage Notes
7.25% WC Revolver                    0.0%         0.0%                        -            -              WC Revolver
7.25% Acquisition Facility           0.0%         0.0%                        -            -              Acquisition Facility
7.50% New Debt                       0.0%         0.0%                        -            -              New Debt
7.17% Pearl Notes                    0.0%         0.0%                        -            -              Pearl Notes
                                                                                  ----------
                                                                                  $        0
                                                                                  ----------
     Total Combined                                                               $    2,844
                                                                                  ----------

                                                                                    2,843.75

STAR STAND ALONE DISTRIBUTION ASSUMPTIONS
--------------------------------------------------------------------------

                                                         Distribution
                                                        --------------
Minimum Quarterly Distribution                                  $2.20
First Target Distribution                                       $2.42
Second Target Distribution                                      $2.84
Third Target Distribution                                       $3.70
Thereafter                                                         NM


Target Distribution Level                                       $2.20
Annual Distribution Increase                                    $0.00

                                                            ----------
Standard Distribution Structure ("S") or Target ("T")           t
                                                            ----------

--------------------------------------------------------------------------


STAR PRO FORMA DISTRIBUTION ASSUMPTIONS
--------------------------------------------------------------------

                                                      Distribution
                                                      ------------
Minimum Quarterly Distribution                               $2.30
First Target Distribution                                    $2.42
Second Target Distribution                                   $2.84
Third Target Distribution                                    $3.70
Thereafter                                                      NM

                                                                  ------------------------------------------------------------------
                                                         1998         1999         2000         2001         2001      Thereafter
                                                     ------------ ------------ ------------ ------------ ------------
Annual Indicated Distribution Increase                    $0.00        $0.00        $0.00        $0.00        $0.00       $0.00
Target Indicated Distribution Level                       $2.30        $2.30        $2.30        $2.30        $2.30

                                                                  ------------
Standard Distribution Structure ("S") or Target ("T")                 t
                                                                  ------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                         4 of 19

================================================================================
PRO FORMA OPENING BALANCE SHEET

(in thousands except per share and per unit data)

OPENING BALANCE SHEET                                         STAR GAS        PETRO                                     PRO FORMA
                                                              --------      ---------
                                                                                                         MERGER          STAR GAS
                                                              --------      ---------
                                                              9/30/98        9/30/98                    ADJUSTMENT       9/30/98
                                                              --------      ---------                  ------------    -----------
ASSETS:
                                                                                                       ------------
     Cash                                                     $  1,115      $ 13,767                    $      0        $ 14,882
                                                                                                       ------------
     Other Current Assets                                       16,832        64,045                           -          80,877
      TOTAL CURRENT ASSETS                                    --------      ---------                  ------------    -----------
                                                                17,947        77,812                           -          95,759

     PP&E and Intangibles, Net                                 161,660       107,957                           -         269,617
     Investments in Unconsolidated Affiliates                        -           113                        (113)              -
     Other Assets                                                    -        12,796                           -          12,796
                                                              --------      ---------                  ------------    -----------
      Total Assets                                             179,607       198,678                        (113)        378,172
                                                              ========      =========                                  ===========
LIABILITIES:
     Current Liabilities                                        12,450        78,003                           -          90,453
     8.25% Existing Credit Facility                              4,770             -                           -           4,770
     Long Term Debt                                            105,000       286,885                    (116,250)        275,635
     Total Preferred Stock                                           -        34,167                     (34,167)              -
     Other Liabilities                                              40        10,686                           -          10,726
                                                              --------      ---------                  ------------    -----------
      Total Liabilities                                        122,260       409,741                    (150,417)        381,584

Common Shareholder's /Partner's Equity                          57,347      (211,063)                    150,304          (3,412)
                                                              --------      ---------                  ------------    -----------
     Total Liabilities and Equity                             $179,607      $198,678                       ($113)       $378,172
                                                              ========      =========                                  ===========

                         check                                       -             -                                           -

                                                                                                                         PRO FORMA
                                                                                            % NET        MERGER          STAR GAS
PRO FORMA CAPITAL STRUCTURE                                   STAR GAS        PETRO        TENDERED     ADJUSTMENT       9/30/98
                                                              --------      ---------     ----------   ------------   -----------

                                                              --------      ---------
                                                               9/30/98       9/30/98
                                                              --------      ---------

DEBT
8.04% 1st Mortgage Notes                                      $ 85,000      $      0                    $      0        $ 85,000
7.25% WC Revolver                                                4,770             -                           -           4,770
7.25% Aquisition Facility                                        9,000             -                           -           9,000
7.17% Pearl Notes                                               11,000             -                           -          11,000

11.96% Sr Notes                                                      -        60,000        100.0%       (60,000)              -
14.10% Sr Notes                                                      -         3,100        100.0%        (3,100)              -
14.10% Sub Notes                                                     -         3,100        100.0%        (3,100)              -
10.13% Sub Notes & Sr Notes                                          -        50,000        100.0%       (50,000)              -
9.38% Sub Notes & Sr Notes                                           -        75,000        100.0%       (75,000)              -
12.25% Sub Notes & Sr Notes                                          -        81,250        100.0%       (81,250)              -
0.00% Other Notes                                                    -             0                           -               -
8.00% Acq. & Other Notes Pay                                         -        14,435                           -          14,435
8.25% Existing Credit Facility                                       -             0                           -               -

10.90% Exchanged Debt                                                -             -                      60,000          60,000
14.10% Exchanged Debt                                                                                      6,200           6,200
7.50% New Debt                                                       -             -                      90,000          90,000
                                                              --------      ----------               ------------     -----------
      TOTAL L.T. DEBT                                          109,770       286,885                    (116,250)        280,405
                                                              --------      ----------                                -----------

PREFERRED STOCK:
14.33% Pfd Stock                                                     -         4,167                      (4,167)              -
12.88% Pfd Stock                                                     -        30,000                     (30,000)              -
                                                              --------      ----------                  ------------   -----------
      TOTAL PREFERRED                                                -        34,167                     (34,167)              -
                                                              --------      ----------                                 -----------

COMMON EQUITY                                                   57,347      (211,063)                    150,304          (3,412)
                                                              --------      ----------                                 -----------

      TOTAL CAPITAL                                           $167,117      $109,989                                    $276,993
                                                              ========      ==========                                 ===========

                                                                         5 of 19

================================================================================
(in thousands except per share and per unit data)


STAR GAS STAND ALONE INCOME STATEMENT

                                             Actual     Normalized                          Projected
                                                                       -------------------------------------------------
                                              1998         1998           1999         2000        2001          2002
                                           ----------   ----------     ----------  -----------  ----------   -----------
EBITDA                                     $   18,906   $   22,135     $   21,119  $    25,260  $   26,797   $    28,335
  Depreciation and Amortization                11,638       12,079         12,218       13,066      13,944        14,652
                                           ----------   ----------     ----------  -----------  ----------   -----------

EBIT                                            7,268       10,056          8,901       12,194      12,853        13,683
  Interest Expense                             (7,927)      (7,667)        (8,798)      (9,359)     (9,878)      (10,398)
  Interest Income                                   -            -              -            -           -             -
  Other Income                                      -            -              -            -           -             -
                                           ----------   ----------     ----------  -----------  ----------   -----------
Income Before Taxes                              (659)       2,389            103        2,835       2,975         3,285
  Current Income Taxes                            (25)         (25)           (25)         (25)        (25)          (25)
  Deferred Income Taxes                             -            -              -            -           -             -
                                           ----------   ----------     ----------  -----------  ----------   -----------
Net Income Available to Common                  ($684)  $    2,364     $       78  $     2,810  $    2,950   $     3,260
                                           ==========   ==========     ==========  ===========  ==========   ===========

STAR GAS STAND ALONE UNITS OUTSTANDING

Common Units
  Beginning Balance                             3,859        3,859          3,859        3,920       4,120         4,296
   Issuance                                         0            0             61          201         176           148
   Buyback                                          0            0              0            0           0             0
                                           ----------   ----------     ----------  -----------  ----------   -----------
  Ending Balance                                3,859        3,859          3,920        4,120       4,296         4,444
                                           ----------   ----------     ----------  -----------  ----------   -----------
  Average Common Units Outstanding              3,859        3,859          3,889        4,020       4,208         4,370

Subordinated Units
  Beginning Balance                             2,396        2,396          2,396        2,396       2,396         2,396
   Issuance                                         0            0              0            0           0             0
   Buyback                                          0            0              0            0           0             0
                                           ----------   ----------     ----------  -----------  ----------   -----------
  Ending Balance                                2,396        2,396          2,396        2,396       2,396         2,396
                                           ----------   ----------     ----------  -----------  ----------   -----------
  Average Subordinated Unites Outstanding       2,396        2,396          2,396        2,396       2,396         2,396

GP Implied Units
  Beginning Balance                               128          128            128          129         133           137
   Issuance                                         0            0              1            4           4             3
   Buyback                                          0            0              0            0           0             0
                                           ----------   ----------     ----------  -----------  ----------   -----------
   Ending Balance                                 128          128            129          133         137           140
                                           ----------   ----------     ----------  -----------  ----------   -----------
  Ending Implied GP Units Outstanding             128          128            128          131         135           138

    Total Units                                 6,383        6,383          6,445        6,649       6,829         6,979
                                           ==========   ==========     ==========  ===========  ==========   ===========
    Average Units Outstanding                   6,383        6,383          6,414        6,547       6,739         6,904
                                           ==========   ==========     ==========  ===========  ==========   ===========

                                                                         6 of 19

================================================================================
(in thousand except per share and per unit date)

                                                                  Actual                      Projected
                                                                             --------------------------------------------
STAR GAS STAND ALONE BALANCE SHEET                                 1998          1999      2000      2001         2002
                                                               ---------     ---------   ---------  ---------   ---------
ASSETS:
   Cash                                                        $   1,115     $   1,115   $   1,115  $   1,115   $   1,115
   Other Current Assets                                           16,832        18,289      21,016     22,028      23,041
                                                               ---------     ---------   ---------  ---------   ---------
    Total Current Assets                                          17,947        19,404      22,131     23,143      24,156

   PP&E and Intangibles, Net                                     161,660       157,299     157,362    156,596     155,171
   Other Assets                                                        -             -           -          -           -
                                                               ---------     ---------   ---------  ---------   ---------
   Total Assets                                                  179,607       176,703     179,493    179,739     179,327
                                                               =========     =========   =========  =========   =========

LIABILITIES:
   Current Liabilities - Excluding Working Capital Borrowing      12,450        13,907      16,634     17,646      18,659
   Total Debt                                                    109,770       118,079     125,231    132,401     139,589
   Other Liabilities                                                  40            40          40         40          40
                                                               ---------     ---------   ---------  ---------   ---------
    Total Liabilities                                            122,260       132,026     141,905    150,087     158,288

Partner's Equity                                                  57,347        44,677      37,588     29,652      21,039
                                                               ---------     ---------   ---------  ---------   ---------
    Total Liabilities and Equity                               $ 179,607     $ 176,703   $ 179,493  $ 179,739   $ 179,327
                                                               =========     =========   =========  =========   =========
                                   Check                               -             -           -          -           0

STAR GAS STAND ALONE CASH FLOW STATEMENT

Net Income                                                                   $      78   $   2,810  $   2,950   $   3,260
    Depreciation and Amortization                                               12,218      13,066     13,944      14,652
    Deferred Taxes                                                                   -           -          -           -
    Other Income                                                                     -           -          -           -
    Other Assets/Liabilities                                                         -           -          -           -
    Change in Working Capital                                                        0           0          -           -
                                                                             ---------   ---------  ---------   ---------
Cash From Operations                                                            12,296      15,876     16,894      17,912
                                                                             ---------   ---------  ---------   ---------

    Maintenance CapEx                                                           (2,632)     (2,679)    (2,728)     (2,777)
    Internal Growth CapEx                                                            -           -          -           -
    External Growth CapEx                                                       (5,000)    (10,000)   (10,000)    (10,000)
                                                                             ---------   ---------  ---------   ---------
Cash from Investments                                                           (7,632)    (12,679)   (12,728)    (12,777)
                                                                             ---------   ---------  ---------   ---------

    Acquisition Borrowing                                                        3,637       5,496      6,060       6,684
    Remaining Distributions to Repay Debt                                            0           0         (0)          0
    Amortization of Mortgage Notes                                                   -           -          -           -
    Borrowing to Repay Existing Debt                                                 -           -          -           -
    Borrowing for Changes in WC                                                     (0)         (0)         -           -
    Borrowing to Pay Full MQD                                                    4,447       1,206        660          54
    Change in Equity                                                             1,363       4,504      3,940       3,316
    Transaction/Deal Expenses                                                     (225)       (450)      (450)       (450)
    Distributions                                                              (14,110)    (14,404)   (14,826)    (15,189)
                                                                             ---------   ---------  ---------   ---------
Cash from Financing                                                             (4,889)     (3,647)    (4,616)     (5,585)
                                                                             ---------   ---------  ---------   ---------

Net Cash Flow                                                                     (225)       (450)      (450)       (450)
Initial Cash Balance                                                             1,115       1,115      1,115       1,115
                                                                             ---------   ---------  ---------   ---------
Cash Available for Paydown on WC Revolver and Acq. Facility                        890         665        665         665

Minimum Cash Balance                                                             1,115       1,115      1,115       1,115

Borrowing/(Paydown) on WC Revolver and Acq. Facility                               225         450        450         450
                                                                             ---------   ---------  ---------   ---------

Net Change in Cash                                                                   -           -          -           -
                                                                             ---------   ---------  ---------   ---------

Ending Cash Balance                                                          $   1,115   $   1,115  $   1,115   $   1,115
                                                                             =========   =========  =========   =========

                                                                         7 of 19

================================================================================================================================
(in thousands except per share and per unit data)


                                                            Actual    Normalized                  Projected
                                                                                    ----------------------------------------
                                                             1998        1998         1999      2000       2001       2002
                                                           --------   ----------    --------  --------   --------   --------
STAR GAS STAND ALONE EBITDA CALCULATION
(See Tab 3: Cases)
-----------------------------------------------------------------------------------------------------------------------------
                                                                         Year 1      Year 2    Year 3     Year 4     Year 5

EBITDA Growth Rate                                                         17.1%       -4.6%      19.6%      6.1%       5.7%
-----------------------------------------------------------------------------------------------------------------------------
   BASE EBITDA:        Timing
                       ------
                        End      1998
                        Mid      1999
                        Mid      2000
                        Mid      2001
                        Mid      2002
                        Mid      2003
                        Mid      2004
                        Mid      2005
                                                           --------   ----------    --------  --------   --------   --------
   TOTAL EBITDA                                            $ 18,906   $   22,135    $ 21,119  $ 25,260   $ 26,797   $ 28,335
                                                           ========   ==========    ========  ========   ========   ========

   PRO FORMA FULL-YEAR EBITDA FOR DEBT CONVANENT ANALYSIS    18,906       22,135      21,504    26,030     27,567     29,105


STAR GAS STAND ALONE DEPRECIATION CALCULATION

EXISTING DEPRECIATION                                      $ 11,638   $   12,079    $ 12,079  $ 12,079   $ 12,079   $ 12,079
                           1998 Normal       2,610
MAINTENANCE CAPEX:            1998           2,625         $      0   $        0    $    175  $    175   $    175   $    175
     Annual Growth: 1.8%      1999           2,632                                        88       175        175        175
                              2000           2,679                                                  89        179        179
                              2001           2,728                                                             91        182
                              2002           2,777                                                                        93

INTERNAL GROWTH CAPEX:        1998               0                -            -           -         -          -          -
     Annual Growth: 0.0%      1999               0                                         -         -          -          -
                              2000               0                                                   -          0          0
                              2001               0                                                              -          0
                              2002               0                                                                         -
                              2003               0
                              2004               0
                              2005               0

EXTERNAL GROWTH CAPEX:        1998           9,000                -            -         600       600        600        600
     Annual Growth: 0.0%      1999           5,000                                       167       333        333        333
                              2000          10,000                                                 333        667        667
                              2001          10,000                                                            333        667
                              2002          10,000                                                                       333
                              2003          10,000
                              2004          10,000
                              2005          10,000
                                                           --------   ----------    --------  --------   --------   --------
   TOTAL DEPRECIATION                                      $ 11,638   $   12,079    $ 12,218  $ 13,066   $ 13,944   $ 14,652
                                                           ========   ==========    ========  ========   ========   ========

                                                                         8 0f 19

================================================================================
STAR GAS STAND ALONE DEBT SCHEDULE

(in thousands except per share and per unit data)

                                                              Actual     Normalized                     Projected
                                                                                       -------------------------------------------
                                                               1998         1998          1999       2000       2001       2002
                                                            ----------  ------------   ---------- ---------- ---------- ----------
8.04% 1st Mortgage Notes
   Beginning Balance                                         $ 85,000      $ 85,000     $ 85,000   $ 85,000   $ 85,000   $ 85,000
    Borrowing                                                       0             0            0          0          0          0
    Amortization                                                    0             0            0          0          0          0
                                                             --------      --------     --------   --------   --------   --------
   Ending Balance                                              85,000        85,000       85,000     85,000     85,000     85,000

   Interest Payment                               8.04%         6,834         6,834        6,834      6,834      6,834      6,834
   Make-Whole Payment                                               0             0            0          0          0          0

7.17% Pearl Notes
   Beginning Balance                                         $      0      $      0     $ 11,000   $ 11,000   $ 11,000   $ 11,000
    Borrowing                                                  11,000        11,000            0          0          0          0
    Amortization                                                    0             0            0          0          0          0
                                                             --------      --------     --------   --------   --------   --------
   Ending Balance                                              11,000        11,000       11,000     11,000     11,000     11,000

   Interest Payment                               7.17%           613           613          789        789        789        789
   % of year Pearl Notes Outstanding                             77.7%         77.7%           0          0          0          0

7.25% WC Revolver
   Beginning Balance                                                -             -       $4,770   $  4,770   $  4,770   $  4,770
    Borrowing for Change in WC                                      -             -           (0)        (0)         -          -
    Borrowing/(Payment)                                         4,770         4,770            0          0          0          0
                                                             --------      --------     --------   --------   --------   --------
   Ending Balance                                               4,770         4,770        4,770      4,770      4,770      4,770

   Effective Avg WC Balance                                     6,621         3,034        3,062      3,062      3,062      3,062
   Interest Payment                               7.25%           480           220          222        222        222        222

7.25% Acquisition Facility
   Beginning Balance                                                -             -     $  9,000   $ 17,309   $ 24,461   $ 31,631
    External Acquisitions                                       9,000         9,000        3,637      5,496      6,060      6,684
    External Acquisitions at Beginning of 1999                      -             -            -          -          -          -
    Internal Acquisitions                                           -             -            -          -          -          -
    Borrowing to Pay Full MQD                                       -             -        4,447      1,206        660         54
    Borrowings to Repay Existing Debt                               -             -            -          -          -          -
    Borrowings/(Payment)                                            -             -          225        450        450        450
    Remaining Distributions to Repay Debt                           -             -            0          0         (0)         0
                                                             --------      --------     --------   --------   --------   --------
   Ending Balance                                               9,000         9,000       17,309     24,461     31,631     38,819

   Interest Balance                               7.25%             0             0          954      1,514      2,033      2,554

TOTAL DEBT
   Beginning Balance                                         $ 85,000      $ 85,000     $109,770   $118,079   $125,231   $132,401
    Amortization of Mortgage Notes                                  -             -            -          -          -          -
    Borrowing for Pearl Notes                                  11,000        11,000            -          -          -          -
    Borrowing for Changes in WC                                     -             -           (0)        (0)         -          -
    Borrowing to Pay Full MQD                                       -             -        4,447      1,206        660         54
    Acquisition Borrowing                                       9,000         9,000        3,637      5,496      6,060      6,684
    Borrowing to Repay Existing Debt                                -             -            -          -          -          -
    Remaining Distribution to Repay Debt                            -             -            0          0         (0)         0
    Borrowing/(Payment) on WC Revolver and Acq. Facility        4,770         4,770          225        450        450        450
                                                             --------      --------     --------   --------   --------   --------
   Ending Balance                                            $109,770      $109,770     $118,079   $125,231   $132,401   $139,589
                                                             ========      ========     ========   ========   ========   ========


Interest Expense
   Interest Expense                                          $  7,927      $  7,667     $  8,798   $  9,359   $  9,878   $ 10,398
   Bank Fee                                                         -             -            -          -          -          -
                                                             --------      --------     --------   --------   --------   --------
      Total Interest Payment                                 $  7,927      $  7,667     $  8,798   $  9,359   $  9,878   $ 10,398
                                                             ========      ========     ========   ========   ========   ========

                                                                         9 of 19

================================================================================
STAR GAS STAND ALONE SCHEDULE OF ACTUAL DISTRIBUTIONS

(in thousands except per share and per unit data)

                                                     ACTUAL     NORMALIZED                           PROJECTED
                                                                             -------------------------------------------------------
ASSUMES REVISED TARGET DISTRIBUTION STRUCTURE         1998        1998           1999          2000          2001         2002
                                                    ---------   ----------   -----------   ------------  ------------   ------------
DISTRIBUTABLE CASH
------------------
Cash from Operations                                 $10,954     $14,443      $12,296       $15,876       $16,894        $17,912
     Maintenance CapEx                                (2,625)     (2,610)      (2,632)       (2,679)       (2,728)        (2,777)
     Other                                                 0           0            0             0             0              0
                                                    ---------   ----------   -----------   ------------  ------------   ------------
Total MLP Distributable Cash Flow                      8,329      11,833        9,664        13,197        14,166         15,135

Distributable Cash Flow /Unit                        $  1.30     $  1.85      $  1.51       $  2.02       $  2.10        $  2.19

AVERAGE UNITS FOR CALCULATING ANNUAL DISTRIBUTIONS                                  2             2             2              2
--------------------------------------------------
Common Units                                           3,859       3,859        3,889         4,020         4,208          4,370
Subordinated Units                                     2,396       2,396        2,396         2,396         2,396          2,396
General Partner Interest Unit Equivalent                 128         128          128           131           135            138
                                                    ---------   ----------   -----------   ------------  ------------   ------------
Total Units Outstanding                                6,383       6,383        6,414         6,547         6,739          6,904

DISTRIBUTION LEVELS
-------------------
MQD                                                  $  2.20     $  2.20      $  2.20       $  2.20       $  2.20        $  2.20
First Target                                         $  2.42     $  2.42      $  2.42       $  2.42       $  2.42        $  2.42
Second Target                                        $  2.84     $  2.84      $  2.84       $  2.84       $  2.84        $  2.84
Third Target                                         $  3.70     $  3.70      $  3.70       $  3.70       $  3.70        $  3.70

Indicated Cash Distribution                          $  2.20     $  2.20      $  2.20       $  2.20       $  2.20        $  2.20

DISTRIBUTION OF MQD
-------------------
Cash Available                                         8,329      11,833        9,664        13,197        14,166         15,135
Cash Borrowed to pay Full MQD                          5,713       2,209        4,447         1,206           660             54
Allocation to:
     Common Units                                      8,490       8,490        8,557         8,844         9,258          9,613
     Subordinated Units                                5,271       5,271        5,271         5,271         5,271          5,271
     General Partner Interest                            281         281          282           288           297            304

FIRST TARGET DISTRIBUTION
-------------------------
Cash Available                                             0           0            0             0             0              0

     Cash Required for Target Distribution                 0           0            0             0             0              0
     Cash Required for Indicated Distribution              0           0            0             0             0              0
     Actual Cash Distributed                               0           0            0             0             0              0
Allocation to:
     Common Units                                          0           0            0             0             0              0
     Subordinated Units                                    0           0            0             0             0              0
     General Partner Interest                              0           0            0             0             0              0

SECOND TARGET DISTRIBUTION
--------------------------
Cash Available:                                            0           0            0             0             0              0

     Cash Required for Target Distribution                 0           0            0             0             0              0
     Cash Required for Indicated Distribution              0           0            0             0             0              0
     Actual Cash Distributed                               0           0            0             0             0              0
Allocation to:
     Common Units                                          0           0            0             0             0              0
     Subordinated Units                                    0           0            0             0             0              0
     General Partner Interest                              0           0            0             0             0              0
     Incentive Distribution                                0           0            0             0             0              0

THIRD TARGET DISTRIBUTION
-------------------------
Cash Available                                             0           0            0             0             0              0

     Cash Required for Target Distribution                 0           0            0             0             0              0
     Cash Required for Indicated Distribution              0           0            0             0             0              0
     Actual Cash Distributed                               0           0            0             0             0              0
Allocation to:
     Common Units                                          0           0            0             0             0              0
     Subordinated Units                                    0           0            0             0             0              0
     General Partner Interest                              0           0            0             0             0              0
     Incentive Distribution                                0           0            0             0             0              0

                                                                        10 of 19

================================================================================
STAR GAS STAND ALONE SCHEDULE OF ACTUAL DISTRIBUTIONS (CONT'D)

(in thousands except per share and per unit data)

                                    Actual    Normalized                   Projected
                                                            --------------------------------------
                                     1998        1998         1999      2000      2001      2002
                                   --------  ------------   --------  --------  --------  --------
Remaining Distribution
----------------------
Cash Available                            0            0          0         0         0         0
Allocation to:
     Common Units                         0            0          0         0         0         0
     Subordinated Units                   0            0          0         0         0         0
     General Partner Interest             0            0          0         0         0         0
     Incentive Distribution               0            0          0         0         0         0
     Repay Indebtedness                  (0)           0         (0)       (0)        0        (0)

Total Distributions
-------------------
Common Units                          8,490        8,490      8,557     8,844     9,258     9,613
Subordinated Units                    5,271        5,271      5,271     5,271     5,271     5,271
General Partner Interest                281          281        282       288       297       304
Incentive Distribution                    0            0          0         0         0         0
     Total Distributions            -------      -------    -------   -------   -------   -------
                                    $14,042      $14,042    $14,110   $14,404   $14,826   $15,189
                                    =======      =======    =======   =======   =======   =======


Total Distributions Per Unit
----------------------------
Common Unit                         $  2.20      $  2.20    $  2.20   $  2.20   $  2.20   $  2.20
Subordinated Unit                      2.20         2.20       2.20      2.20      2.20      2.20
GP Unit                                2.20         2.20       2.20      2.20      2.20      2.20

                                                                        11 of 19

--------------------------------------------------------------------------------
(in thousands except per share and per unit data)

                                                                  Actual   Normalized                   Projected
                                                                                      --------------------------------------------
                                                                   1998       1998       1999       2000       2001        2002
                                                                ---------- ---------- ---------- ---------- ---------- -----------
PETRO EBITDA CALCULATION

------------------------------------------------------------------------------------------------------------------------------------
                                                                             Year 1     Year 2      Year 3    Year 4      Year 5
EBITDA GROWTH RATE
------------------------------------------------------------------------------------------------------------------------------------


     BASE EBITDA:             Timing
                              ------
     ACQUISITIONS:              End          1998     $      0
                                Mid          1999       15,000
                                Mid          2000       30,000
                                Mid          2001       30,000
                                Mid          2002       30,000
                                Mid          2003       30,000
                                Mid          2004       30,000
                                Mid          2005       30,000
                                                                ---------- ---------- ---------- ---------- ---------- -----------
     TOTAL EBITDA                                               $   34,929 $   46,900 $   44,415 $   48,195 $   50,649 $    52,834
                                                                ========== ========== ========== ========== ========== ===========

     PRO FORMA FULL-YEAR EBITDA FOR DEBT COVENENT ANALYSIS          34,929     46,900     45,994     51,353     53,807      55,992

PETRO DEPRECIATION CALCULATION

EXISTING DEPRECIATION                                           $   28,946 $   24,018 $   24,018 $   24,018 $   24,018 $    24,018

MAINTENANCE CAPEX:                           1998     $  3,500           -          -        233        233        233         233
          Annual Growth: 2.0%                1999        3,641                               121        243        243         243
                                             2000        3,714                                          124        248         248
                                             2001        3,788                                                     126         253
                                             2002        3,864                                                                 129
                                             2003        3,941
                                             2004        4,020
                                             2005        4,100



INTERNAL GROWTH CAPEX:                       1998     $      0           -          -          -          -          -           -
          Annual Growth: 0.0%                1999            0                                 -          -          -           -
                                             2000            0                                            -          -           -
                                             2001            0                                                                   -
                                             2002            0
                                             2003            0
                                             2004            0
                                             2005            0



EXTERNAL GROWTH CAPEX:                       1998     $      0           -          -          0          0          0           0
          Annual Growth: 0.0%                1999       15,000                               595      1,190      1,190       1,190
                                             2000       30,000                                        1,190      2,381       2,381
                                             2001       30,000                                                   1,190       2,381
                                             2002       30,000                                                               1,190
                                             2003       30,000
                                             2004       30,000
                                             2005       30,000

                                                                ---------- ---------- ---------- ---------- ---------- -----------
  TOTAL DEPRECIATION:                                               28,946     24,018     24,968     26,999     29,630      32,266
                                                                ========== ========== ========== ========== ========== ===========

================================================================================
(in thousands except per share and per unit data)

STAR PRO FORMA INCOME STATEMENT
                                                  ACTUAL         NORMALIZED                            PROJECTED
                                                                                 ---------------------------------------------------
                                                   1998             1998            1999              2000               2001
                                                 --------       ------------     -----------      --------------    ----------------
Combined EBITDA                                  $ 53,835       $   69,035       $   65,534       $     73,455      $    77,446
  Consolidated Savings                                500              500              500                500              500
                                                 --------       ----------       ----------       ------------      -----------
Pro Forma EBITDA                                   54,335           69,535           66,034             73,955           77,946
  Depreciation and Amortization                    40,584           36,097           37,186             40,065           43,574
                                                 --------       ----------       ----------       ------------      -----------
EBIT                                               13,751           33,438           28,848             33,890           34,372
  Interest Expense                                (24,530)         (24,396)         (25,068)           (26,410)         (28,325)
  Interest Income                                       -                -                -                  -                -
  Other Income                                          -                -                -                  -                -

EBT                                               (10,779)           9,042            3,780              7,480            6,047
                                                 --------       ----------       ----------       ------------      -----------
  Current Income Taxes                               (525)            (525)            (525)              (625)            (675)
  Deferred Income Taxes                                 -                -                -                  -                -
                                                 --------       ----------       ----------       ------------      -----------
Net Income Available to Common                   ($11,304)      $    8,517       $    3,255       $      6,855      $     5,372
                                                 ========       ==========       ==========       ============      ===========
Pro Forma Full-Year EBITDA for Debt Covenant
  Analysis                                         54,335           69,535           67,998             77,883           81,874


STAR PRO FORMA UNITS OUTSTANDING

Common Units
  Beginning Balance                                                 12,873           12,873             13,687           13,734
    Issuance                                                             -                -                  -                -
    Issued to meet Debt Covenant Ratio                                   -              814                 47              991
    Issued to E                                                          -                -                  -                -
    Buyback                                                              -                -                  -                -
                                                 --------       ----------       ----------       ------------      -----------
  Ending Balance                                   12,873           12,873           13,687             13,734           14,725
                                                 --------       ----------       ----------       ------------      -----------
  Average Common Units Outstanding                 12,873           12,873           13,280             13,710           14,229

Deferred Participation Units
  Beginning Balance                                     -                -              909                909              909
    DPUs Issued at Beginning of Year                    -                -                -                  -                -
                                                 --------       ----------       ----------       ------------      -----------
  Ending Balance                                        -                -              909                909              909

SR Subordinated Units
  Beginning Balance - Sr Sub Units                                   2,491            2,491              2,491            2,491
    DPUs Issued                                                          -                -                  -                -
    Sr Sub Issuance                                                      -                -                  -                -
    Sr. Sub to E                                                         -                -                  -                -
    Sr Sub Converted to G.P. Interest                                    -                -                  -                -
                                                 --------       ----------       ----------       ------------      -----------
  Ending Balance                                    2,491            2,491            2,491              2,491            2,491
                                                 --------       ----------       ----------       ------------      -----------
  Average Sr Subordinated Units Outstanding         2,491            2,491            2,491              2,491            2,491

Subordinated Units
  Beginning Balance                                                    431              431                431              431
    Issuance                                                             -                -                  -                -
    Buyback                                                              -                -                  -                -
                                                 --------       ----------       ----------       ------------      -----------
  Ending Balance                                      431              431              431                431              431
                                                 --------       ----------       ----------       ------------      -----------
  Average Subordinated Units Outstanding              431              431              431                431              431

GP Implied Units
  Beginning Balance                                                    322              322                322              322
    Issued in conjuction with DPUs                                       -                -                  -                -
    Issued to Meet Debt Covenant Ratio                                   -                -                  -                -
    Issued to conjuction with E Equity                                   -                -                  -                -
    Buyback                                                              -                -                  -                -
                                                 --------       ----------       ----------       ------------      -----------
                                                      322              322              322                322              322
                                                 --------       ----------       ----------       ------------      -----------
  Average Implied GP Units Outstanding                322              322              322                322              322

Total Units Outstanding                            16,118           16,118           16,932             16,979           17,970
                                                 --------       ----------       ----------       ------------      -----------
Average Total Units Outstanding                    16,118           16,118           16,525             16,955           17,474
                                                 ========       ==========       ==========       ============      ===========

Pro Forma Heating Oil Units Used for DPU
  Issue Calculation                                                                  10,111             10,408           10,735



                                                   2002
                                                 --------
Combined EBITDA                                  $ 81,169
  Consolidated Savings                                500
                                                 --------
Pro Forma EBITDA                                   81,669
  Depreciation and Amortization                    46,918
                                                 --------
EBIT                                               34,751
  Interest Expense                                (29,444)
  Interest Income                                       -
  Other Income                                          -

EBT                                                 5,307
                                                 --------
  Current Income Taxes                               (725)
  Deferred Income Taxes                                 -
                                                 --------
Net Income Available to Common                    $ 4,582
                                                 ========
Pro Forma Full-Year EBITDA for Debt Covenant
  Analysis                                         85,597


STAR PRO FORMA UNITS OUTSTANDING

Common Units                                            -
  Beginning Balance                                14,725
    Issuance                                            -
    Issued to meet Debt Covenant Ratio              1,035
    Issued to E                                         -
    Buyback                                             -
                                                 --------
  Ending Balance                                   15,760
                                                 --------
  Average Common Units Outstanding                 15,242

Deferred Participation Units
  Beginning Balance                                   909
    DPUs Issued at Beginning of Year                    -
                                                 --------
  Ending Balance                                      909

SR Subordinated Units
  Beginning Balance - Sr Sub Units                  2,491
    DPUs Issued                                         -
    Sr Sub Issuance                                     -
    Sr. Sub to E                                        -
    Sr Sub Converted to G.P. Interest                   -
                                                 --------
  Ending Balance                                    2,491
                                                 --------
  Average Sr Subordinated Units Outstanding         2,491

Subordinated Units
  Beginning Balance                                   431
    Issuance                                            -
    Buyback                                             -
                                                 --------
  Ending Balance                                      431
                                                 --------
  Average Subordinated Units Outstanding              431

GP Implied Units
  Beginning Balance                                   322
    Issued in conjuction with DPUs                      -
    Issued to Meet Debt Covenant Ratio                  -
    Issued to conjuction with E Equity                  -
    Buyback                                             -
                                                 --------
                                                      322
                                                 --------
  Average Implied GP Units Outstanding                322

Total Units Outstanding                            19,005
                                                 --------
Average Total Units Outstanding                    18,487
                                                 ========

Pro Forma Heating Oil Units Used for DPU
  Issue Calculation                                11,583

                                                                        13 of 19

====================================================================================================================================
(in thousands except per share and per unit date)


                                                             ACTUAL                                 PROJECTED
                                                                               --------------------------------------------------
STAR PRO FORMA BALANCE SHEET                                  1998              1999           2000           2001          2002
                                                             ------            ------         ------        ------         ------
ASSETS:
  Cash                                                      $ 14,882          $ 14,882       $ 14,882      $ 14,882       $ 14,882
  Other Current Assets                                        80,877            76,323         86,627        91,818         96,661
                                                            --------          --------       --------      --------       --------
     Total Current Assets                                     95,759            91,205        101,509       106,700        111,543

  PP&E and Intangibles, Net                                  269,617           258,704        265,032       267,974        267,697
  Other Assets                                                12,796            12,796         12,796        12,796         12,796
                                                            --------          --------       --------      --------       --------
     Total Assets                                            378,172           362,705        379,337       387,471        392,037
                                                            ========          ========       ========      ========       ========

LIABILITIES:
  Current Liabilities                                         90,453            85,899         96,203       101,394        106,237
  8.25% Existing Credit Facility                               4,770             4,770          4,770         4,770          4,770
  Total LT Debt                                              275,653           274,092        311,532       327,496        342,388
  Other Liabilities                                           10,726            10,726         10,726        10,726         10,726
                                                            --------          --------       --------      --------       --------
     Total Liabilities                                       381,584           375,487        423,231       444,386        464,121

Preferred Stock                                                 -                 -              -             -              -
Common Shareholder's Equity                                   (3,412)          (12,782)       (43,894)      (56,916)       (72,085)
                                                            --------          --------       --------      --------       --------
     Total Liabilities and Equity                           $378,172          $362,705       $379,337      $387,471       $392,037
                                                            ========          ========       ========      ========       ========
                                     Check                         -                 -              -             -              -

STAR PRO FORMA CASH FLOW STATEMENT
Net Income                                                                    $  3,225       $  6,855      $  5,372       $  4,582
  Depreciation and Amortization                                                 37,186         40,065        43,574         46,918
  Deferred Taxes                                                                     -              -             -              -
  Other Assets/Liab                                                                  -              -             -              -
  Change in Non-Cash Working Capital                                                 -              -             -              -
                                                                              --------       --------      --------       --------
Cash from Operations                                                            40,441         46,920        48,946         51,500

  Maintenance CapEx                                                             (6,273)        (6,393)       (6,516)        (6,641)
  Internal Growth CapEx                                                              -              -             -              -
  External Growth CapEx                                                        (20,000)       (40,000)      (40,000)       (40,000)
                                                                              --------       --------      --------       --------
Cash from Investments                                                          (26,273)       (46,393)      (46,516)       (46,641)

  Acquisition Borrowing                                                         20,000         40,000        40,000         40,000
  Remaining Distributions to Repay Debt                                         (3,624)        (1,530)       (2,239)        (2,339)
  Amortization of Existing Debt                                                 (8,154)        (8,141)          (60)           (60)
  Borrowing to Repay Existing Debt                                               6,054          8,141            60             60
  Borrowing for Change in WC                                                         -              -             -              -
  Change in Common Equity & GP Interest                                         17,919          1,030        21,797         22,769
  Repayment of Preferred Stock                                                       -              -             -              -
  Distributions                                                                (30,544)       (38,997)      (40,191)       (42,520)
                                                                              --------       --------      --------       --------
Cash from Financing                                                              1,651            503        19,368         17,909

Net Cash Flow                                                                   15,819          1,030        21,797         22,769
Initial Cash Balance                                                            14,882         14,882        14,882         14,882
                                                                              --------       --------      --------       --------
Cash Available for Paydown on WC Revolver and Acq. Facility                     30,701         15,912        36,679         37,651

Minimum Cash Balance                                                            14,882         14,882        14,882         14,882

Borrowing/(Paydown) on WC Revolver and Acq. Facility                           (15,819)        (1,030)      (21,797)       (22,769)
                                                                              --------       --------      --------       --------
Ending Cash Balance                                                             14,882         14,882        14,882         14,882

Net Change in Cash                                                            $      0       $      0      $      0       $      0
                                                                              ========       ========      ========       ========

====================================================================================================================================
(in thousands except per share and per until data)

                                                     ACTUAL     NORMALIZED                    PROJECTED
                                                                             -------------------------------------------
STAR PRO FORMA DEBT SCHEDULE                          1998         1998        1999         2000      2001        2002
                                                     -------    ----------   -------       ------    ------      -------
8.04% 1st Mortgage Notes
  Beginning Balance                                  $85,000      $85,000      85,000       $85,000   $85,000    $85,000
   Borrowing                                             -            -           -             -         -          -
   Amortizaton                                           -            -           -             -         -          -
                                                     -------      -------     -------       -------   -------    -------
  Ending Balance                                      85,000       85,000      85,000        85,000    85,000     85,000
  Interest Payment                  8.04%              6,834        6,834       6,834         6,834     6,834      6,834

7.17% Pearl Notes
  Beginning Balance                                   11,000       11,000      11,000        11,000    11,000     11,000
   Borrowing                                             -            -           -             -         -          -
   Amortizaton                                           -            -           -             -         -          -
                                                     -------      -------     -------       -------   -------    -------
  Ending Balance                                      11,000       11,000      11,000        11,000    11,000     11,000
  Interest Payment                  7.17%                613          613         789           789       789        789
  % of year Pearl Notes Outstanding                     77.7%        77.7%

10.13% Sub Notes & Sr Notes
 Beginning Balance                                    50,000       50,000         -             -         -          -
  Borrowing                                              -            -           -             -         -          -
  Amortizaton                                        (50,000)     (50,000)        -             -         -          -
                                                     -------      -------     -------       -------   -------    -------
 Ending Balance                                          -            -           -             -         -          -
 Interest Payment                  10.13%                -            -           -             -         -          -

9.38% Sub Notes & Sr Notes
 Beginning Balance                                    75,000       75,000         -             -         -          -
  Borrowing                                              -            -           -             -         -          -
  Amortizaton                                        (75,000)     (75,000)        -             -         -          -
                                                     -------      -------     -------       -------   -------    -------
 Ending Balance                                          -            -           -             -         -          -
 Interest Payment                   9.38%                -            -           -             -         -          -

12.25% Sub Notes & Sr Notes
 Beginning Balance                                    81,250       81,250         -             -         -          -
  Borrowing                                              -            -           -             -         -          -
  Amortizaton                                        (81,250)     (81,250)        -             -         -          -
                                                     -------      -------     -------       -------   -------    -------
 Ending Balance                                          -            -           -             -         -          -
 Interest Payment                  12.25%                -            -           -             -         -          -

7.50% New Debt
 Beginning Balance                                       -            -        90,000        96,054   104,195    104,225
  Borrowing                                           90,000       90,000       6,054         8,141        60         60
  Amortizaton                                            -            -           -             -         -          -
                                                     -------      -------     -------       -------   -------    -------
 Ending Balance                                       90,000       90,000      96,054       104,195   104,255    104,315
 Interest Payment                   7.50%              6,750        6,750       6,977         7,509     7,817      7,821

Exchange of 11.96% Senior Notes
 Beginning Balance                                       -            -        60,000        60,000    60,000     60,000
  Borrowing                                           60,000       60,000         -             -         -          -
  Amortizaton                                            -            -           -             -         -          -
                                                     -------      -------     -------       -------   -------    -------
 Ending Balance                                       60,000       60,000      60,000        60,000    60,000     60,000
 Interest Payment                  10.90%              6,540        6,540       6,540         6,540     6,540      6,540

8.00% Acq. & Other Notes Pay
  Beginning Balance                                   16,507       16,507      14,435         8,381       240        180
   Borrowing                                             -            -           -             -         -          -
   Amortizaton                                        (2,072)      (2,072)     (6,054)       (8,141)      (60)       (60)
                                                      ------      -------     -------       -------    ------    -------
  Ending Balance                                      14,435       14,435       8,381           240       180        120
  Interest Payment                  8.00%              1,238        1,238         913           345        17         12

                                                                        15 of 19

--------------------------------------------------------------------------------
(in thousands except per share and per unit data)

STAR PRO FORMA DEBT SCHEDULE (CONT'D)

                                                                Actual       Normalized                      Projected
                                                                                          ------------------------------------------
                                                                 1998           1998          1999       2000      2001       2002
                                                              ----------    ------------  ----------   --------   -------   --------
Exchange of 14.10% Senior Notes
     Beginning Balance                                              -              -         6,200       4,100      4,100     4,100
      Borrowing                                                 6,200          6,200             -           -          -         -
      Amortization                                                  -              -        (2,100)          -          -         -
                                                             --------       --------      --------     -------    -------   -------
     Ending Balance                                             6,200          6,200         4,100       4,100      4,100     4,100
     Interest Payment                   14.10%                    874            874           578         578        578       578

7.25% WC Revolver
     Beginning Balance                                              -              -         4,770       4,770      4,770     4,770
      Borrowing for Change in WC                                    -              -             -           -          -         -
      Borrowing to Pay Full MQD                                     -              -             -           -          -         -
      Borrowing/(Payment)                                       4,770          4,770             -           -          -         -
                                                             --------       --------      --------     -------    -------   -------
     Ending Balance                                             4,770          4,770         4,770       4,770      4,770     4,770

     Effective Avg WC Balance                                  10,179          9,044        11,338      11,338     11,338    11,338
     Interest Payment                    7.25%                    738            656           822         822        822       822

7.25% Acquisition Facility
     Beginning Balance                                              -              -         9,000       9,557     46,997    62,961
      External Acquisitions                                     9,000          9,000        20,000      40,000     40,000    40,000
      External Acquisitions at Beginning of 1999                    -              -             -           -          -         -
      Internal Growth CapEx                                         -              -             -           -          -         -
      Payment                                                       -              -       (15,819)     (1,030)   (21,797)  (22,769)
      Remaining Distributions to Repay Debt                         -         (1,419)       (3,624)     (1,530)    (2,239)   (2,339)
                                                             --------       --------      --------     -------    -------   -------
     Ending Balance                                             9,000          7,581         9,557      46,997     62,961    77,853

     Interest Payment                    7.25%               $      0           ($51)     $    673    $  2,050   $  3,986  $  5,105

Total Pro Forma Debt
     Beginning Balance                                       $318,757       $318,757      $280,405    $278,862   $316,302  $332,266
      Amortization of Existing Debt                          (208,322)      (208,322)       (8,154)     (8,141)       (60)      (60)
      Exchange of Notes                                        66,200         66,200             -           -          -         -
      Borrowing for Changes in WC                                   -              -             -           -          -         -
      Acquisition Borrowing                                     9,000          9,000        20,000      40,000     40,000    40,000
      Borrowing to Pay Full MQD                                     -              -             -           -          -         -
      Borrowing to Repay Existing Debt                         90,000         90,000         6,054       8,141         60        60
      Remaining Distributions to Repay Debt                         -         (1,419)       (3,624)     (1,530)    (2,239)   (2,339)
      Borrowing/(Payment) on WC Revolver and Acq. Facility      4,770          4,770       (15,819)     (1,030)   (21,797)  (22,769)
                                                             --------       --------      --------     -------    -------   -------
     Ending Balance                                           280,405        278,986       278,862     316,302    332,266   347,158

Preferred Stock
     Beginning Balance                                         34,167         34,167             -           -          -         -
       Repayment                                              (34,167)       (34,167)            -           -          -         -
                                                             --------       --------      --------     -------    -------   -------
     Ending Balance                                                 -              -             -           -          -         -

     Dividend Payment                   14.33%                      -              -             -           -          -         -

     Interest Expense/Dividends                                23,587         23,453        24,125      25,467     27,382    28,501
     Chase Fees                                                   943            943           943         943        943       943
                                                             --------       --------      --------     -------    -------   -------
       Total Interest Payment/Dividends                      $ 24,530       $ 24,396      $ 25,068    $ 26,410   $ 28,325  $ 29,444
                                                             ========       ========      ========     =======    =======   =======

                                                                        16 of 19

--------------------------------------------------------------------------------
(IN THOUSANDS EXCEPT PER SHARE AND PER UNIT DATA)

STAR PRO FORMA DISTRIBUTION SCHEDULE OF ACTUAL DISTRIBUTIONS

                                                               Actual     Normalized                  Projected
                                                                                        ----------------------------------------
                                                                1998        1998           1999      2000      2001       2002
                                                            -----------  ------------   ---------  --------  --------   --------
Distributable Cash
------------------
Cash from Operations (excel chg in WC)                          29,280      44,614        $40,441   $46,920   $48,946    $51,500
     Maintenance CapEx                                          (6,125)     (6,125)        (6,273)   (6,393)   (6,516)    (6,641)
     Other                                                           -           -              -         -         -         -
                                                              --------      ------        -------   -------   -------    ------
                                                                23,155      38,489         34,168    40,527    42,429    44,859
Total MLP Distributable Cash Flow

Distributable Cash Flow/Unit                                   $  1.44     $  2.39        $  2.07   $  2.39   $  2.43   $  2.43
Distributable Cash Flow/Unit Pro Forma for DPU Conversion

Average Units for Calculating Annual Distributions
--------------------------------------------------
Common Units                                                    12,873      12,873         13,280    13,710    14,229    15,242
SR Subordinated Units                                            2,491       2,491          2,491     2,491     2,491     2,491
Subordinated Units                                                 431         431            431       431       431       431
General Partner Interest Unit Equivalent                           322         322            322       322       322       322
                                                              --------      ------        -------   -------   -------    ------
Total Units Outstanding                                         16,118      16,118         16,525    16,955    17,474    18,487

Distribution Levels                                            $  2.30     $  2.30        $  2.30   $  2.30   $  2.30   $  2.30
-------------------
MQD                                                            $  2.30     $  2.30        $  2.30   $  2.30   $  2.30   $  2.30
First Target                                                   $  2.42     $  2.42        $  2.42   $  2.42   $  2.42   $  2.42
Second Target                                                  $  2.84     $  2.84        $  2.84   $  2.84   $  2.84   $  2.84
Third Target                                                   $  3.70     $  3.70        $  3.70   $  3.70   $  3.70   $  3.70

Indicated Cash Distribution                                    $  2.30     $  2.30        $  2.30   $  2.30   $  2.30   $  2.30

Distribution of MQD
-------------------
Cash Available                                                  23,155      38,489         34,168    40,527    42,429    44,859
Allocation to:
     Common Units                                               23,155      29,607         30,544    31,534    32,727    35,057
     SR Subordinated Units                                           0       5,730              0     5,730     5,730     5,730
     Subordinated Units                                              0         992              0       992       992       992
     General Partner Interest                                        0         741              0       741       741       741

First Target Distribution
-------------------------
Cash Available                                                       0       1,419          3,624     1,530     2,239     2,339

     Cash Required for Target Distribution                           0       1,934          1,984     2,037     2,100     2,224
     Cash Required for Indicated Distribution                        0           0              0         0         0         0
     Actual Cash Distributed                                         0           0              0         0         0         0
Allocation to:
     Common Units                                                    0           0              0         0         0         0
     SR Subordinated Units                                           0           0              0         0         0         0
     Subordinated Units                                              0           0              0         0         0         0
     General Partner Interest                                        0           0              0         0         0         0

     Total Distributions to:
         Common Units                                                0           0              0         0         0         0
         Sr. Subordinated Units                                      0           0              0         0         0         0
         Subordinated Units                                          0           0              0         0         0         0
         General Partner Interest                                    0           0              0         0         0         0

                                                                        17 of 19

================================================================================
(in thousands except per share and per unit data)

STAR GAS PRO FORMA SCHEDULE OF ACTUAL DISTRIBUTIONS (CONT'D)

                                                        Actual    Normalized                   Projected
                                                                                --------------------------------------
                                                         1998        1998         1999      2000      2001      2002
                                                       --------  ------------   --------  --------  --------  --------
Second Target Distribution
--------------------------
Cash Available                                               0             0          0         0         0         0

     Cash Required for Target Distribution                   0             0          0         0         0         0
     Cash Required for Indicated Distribution                0             0          0         0         0         0
     Actual Cash Distributed                                 0             0          0         0         0         0

Allocation to:
     Common Units                                            0             0          0         0         0         0
     SR. Subordinated Units                                  0             0          0         0         0         0
     Subordinated Units                                      0             0          0         0         0         0
     General Partner Interest                                0             0          0         0         0         0
     Incentive Right                                         0             0          0         0         0         0
          Incentive Right to GP Interest                     0             0          0         0         0         0
          Incentive Right to Sub Units                       0             0          0         0         0         0
          Incentive Right to Sr. Sub Units                   0             0          0         0         0         0

     Total Distributions to:
          Common Units                                       0             0          0         0         0         0
          Sr. Subordinated Units                             0             0          0         0         0         0
          Subordinated Units                                 0             0          0         0         0         0
          General Partner Interest                           0             0          0         0         0         0

Third Target Distribution
-------------------------
Cash Available                                               0             0          0         0         0         0

     Cash Required for Target Distribution                   0             0          0         0         0         0
     Cash Required for Indicated Distribution                0             0          0         0         0         0
     Actual Cash Distributed                                 0             0          0         0         0         0

Allocation to:
     Common Units                                            0             0          0         0         0         0
     Sr. Subordinated Units                                  0             0          0         0         0         0
     Subordinated Units                                      0             0          0         0         0         0
     General Partner Interest                                0             0          0         0         0         0
     Incentive Right                                         0             0          0         0         0         0
          Incentive Right to GP Interest                     0             0          0         0         0         0
          Incentive Right to Sub Units                       0             0          0         0         0         0
          Incentive Right to Sr. Sub Units                   0             0          0         0         0         0

     Total Distributions to:
          Common Units                                       0             0          0         0         0         0
          Sr. Subordinated Units                             0             0          0         0         0         0
          Subordinated Units                                 0             0          0         0         0         0
          General Partner Interest                           0             0          0         0         0         0

Remaining Distribution
----------------------
Cash Available                                               0             0          0         0         0         0

     Cash Required for Indicated Distribution                0             0          0         0         0         0
     Actual Cash Distributed                                 0             0          0         0         0         0

Allocation to:
     Common Units                                            0             0          0         0         0         0
     Sr. Subordinated Units                                  0             0          0         0         0         0
     Subordinated Units                                      0             0          0         0         0         0
     General Partner Interest                                0             0          0         0         0         0
     Incentive Right                                         0             0          0         0         0         0
          Incentive Right to GP Interest                     0             0          0         0         0         0
          Incentive Right to Sub Units                       0             0          0         0         0         0
          Incentive Right to Sr. Sub Units                   0             0          0         0         0         0
     Repay Indebtedness                                      0         1,419      3,624     1,530     2,239     2,339

     Total Distributions to:
          Common Units                                       0             0          0         0         0         0
          Sr. Subordinated Units                             0             0          0         0         0         0
          Subordinated Units                                 0             0          0         0         0         0
          General Partner Interest                           0             0          0         0         0         0

                                                                        18 of 19

================================================================================
STAR GAS PRO FORMA SCHEDULE OF ACTUAL DISTRIBUTIONS (CONT'D)

(in thousands except per share and per unit data)

                                                                    Actual     Normalized
                                                                                           ---------------------------------------
                                                                      1998        1998       1999        2000       2001    2002
                                                                    -------     -------    --------     ------     ------  ------
TOTAL DISTRIBUTIONS
-------------------
Common Units                                                        $23,155     $29,607     $30,544     $31,534   $32,727  $35,057
SR Subordinated Units                                                     0       5,730           0       5,730     5,730    5,730
Subordinated Units                                                        0         992           0         992       992      992
General Partner Interest                                                  0         741           0         741       741      741
                                                                    -------     -------     -------     -------   -------  -------
     Total Distributions                                            $23,155     $37,070     $30,544     $38,997   $40,191  $42,520
                                                                    =======     =======     =======     =======   =======  =======

                                                                     14,042      14,042      14,110      14,404    14,826   15,189
Total Distributions Per Unit
-----------------------------
Common Units                                                          $1.80     $  2.30     $  2.30     $  2.30   $  2.30  $  2.30
SR Subordinated Units                                                  0.00        2.30        0.00        2.30      2.30     2.30
Subordinated & GP Units                                                0.00        2.30        0.00        2.30      2.30     2.30

                                                                        19 of 19